UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05954

The Charles Schwab Family of Funds

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

The Charles Schwab Family of Funds

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:	Report(s) to Shareholders.

Annual Report  |  December 31, 2018
Schwab Municipal Money Funds

Schwab California Municipal
Money Fund
Schwab New York Municipal
Money Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Municipal Money Funds  |  Annual Report

Schwab Municipal Money Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
Investors found some respite from the market tumult in money market funds. In November 2018, money market funds enjoyed their biggest inflows since December 2014, as investors sold stock and bond positions and sought stability amid heightened market volatility. Money market funds have long served as holding places for investors keeping an eye out for the next opportunity, and rising interest rates in recent years have benefited those who employ them as a dedicated allocation.
As one of the country’s largest money market fund managers, we at Charles Schwab Investment Management view money market funds as a foundational part of a diversified portfolio. In addition to offering liquidity and current income, the Schwab Municipal Money Funds seek to provide preservation of capital. As part of this focus, the portfolio management team that oversees the Schwab Municipal Money Funds applies learnings from in depth credit research and analysis to help manage credit and interest rate risks. Additionally, the team evaluates stress testing designed to help them understand and prepare for a wide range of potential scenarios, including the impact of potential decreases or increases in short-term rates, widening of credit spreads, and downgrades and defaults among issuers.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

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Schwab Municipal Money Funds  |  Annual Report

Schwab Municipal Money Funds
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Municipal Money Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab Municipal Money Funds  |  Annual Report

Schwab Municipal Money Funds
State Investment Environment

California
California’s financial position is strong, benefitting from its second longest economic expansion coupled with disciplined spending. The proposed 2020 budget reflects the new Governor’s goal to maintain an effective state government that is well positioned to react to the next downturn while increasing investments, particularly in education, housing, and emergency readiness and response.
California’s budget for fiscal 2019 (ending June 30, 2019) continues to prepare the state for the next economic recession, with much of the projected increase in general fund revenues used for reserves and one-time spending, along with increased funding for K-12 and community college education. The 2019 budget anticipates the state would end the year (at June 30, 2019) with $17.1 billion of total reserves. Updated projections indicate that general fund revenues are outperforming projections by over 9%, and the state now expects to close 2019 with reserves of nearly $18.8 billion, of which $13.5 billion, equal to 9% of annual spending, is in the rainy day fund.
California’s significant revenue volatility makes it especially vulnerable to recession. That volatility, combined with slowing revenue growth, the risk of federal budget cuts, and the potential impact of the trade war with China, supports California Governor Gavin Newsom’s continuation of the cautious approach to increasing the budget and focus on boosting the state’s financial reserves taken by former Governor Brown. As the State Legislature begins its review process, we will look for it to take a similarly cautious approach. Governor Newsom’s proposed fiscal 2020 budget general fund revenue is projected to be $146.1 billion, up 3.6% from current year projections. The 2020 budget proposes using most of the projected 2019 general fund surplus for one-time payments rather than on-going program spending. Following former Governor Brown’s plan to pay down the state’s “Wall of Debt,” the Governor proposes using the surplus to bolster the state’s rainy day fund, eliminate budgetary debts and deferrals, pay down unfunded retiree health and pension liabilities, increase funding for education, and invest in emergency readiness, response, and recovery.
The fiscal 2020 budget proposal includes an additional $1.8 billion deposit to the rainy day fund which would bring it to $15.3 billion, the equivalent of 10.6% of tax revenues, meeting the constitutional target of 10%. Total reserves would be a record $18.97 billion (nearly 13% of spending). Uncertainties remain in the budget, specifically the risk of federal budget cuts or a shift in federal revenue sharing, as well as the impact of trade tensions on the state’s economy.
As in other states, many of California’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. Most California school districts and community college districts receive the bulk of their total funding from the state, but their general obligation bonds are secured by dedicated local property tax levies and are not paid from state funds. The state projects that statewide assessed property values will have increased 6.5% in fiscal 2019 and will grow 6.1% in fiscal 2020. That 2020 rate of growth varies significantly by county, ranging from a modest 3.6% in Kern County to a high of 8.3% in San Joaquin County. Overall, the state is projecting property value growth to continue but at a slower pace than in recent years.
Counties have substantially rebuilt their financial positions from growth in their property tax bases and other revenues which have allowed them to restore some services that were cut during the recession when the state reduced its funding for counties. The outlook for many of California’s cities has improved as well, with stronger growth in sales and business taxes. However, both cities and counties continue to face cost pressures, especially in the areas of pensions and healthcare benefits.
California’s economy is experiencing its second longest expansion period, which officially began in July 2009. Growth, however, is projected to continue at a slower rate. The state gained 299,800 jobs from November 2017 to November 2018, a 1.8% increase, barely exceeding the national job growth rate of 1.7% for the period. However, the state’s 2018 job growth rate was down from the previous year’s 2.1% increase in jobs. California’s unemployment rate declined to 4.2% in December 2018, down from 4.5% in December 2017, but remains above the national average of 3.9%.
With its diversified and recovering economy and finances, California’s credit quality has been on an upward trend after years of managing structural budget imbalances. At the end of the report period, the state’s general obligation ratings were Aa3 from Moody’s Investors Service, AA- from S&P Global Ratings, and AA- from Fitch Ratings, all with stable outlooks.
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Schwab Municipal Money Funds
State Investment Environment (continued)

New York
New York State’s financial condition is currently strong due to the strong downstate economy and continued growth in the state’s major revenues. However, it is drawing down reserves rather than adding to them during this time of economic growth. Consequently, due to the state’s low levels of reserves and its high dependence on economically cyclical revenues, it is not yet well positioned for the next downturn.
Strong economic growth and federal tax reform boosted New York State’s revenue picture through December 2018. The state’s fiscal 2019 (ending March 31, 2019) total spending is estimated to be $172.3 billion, up 4.8% from fiscal 2018 and general fund spending is estimated to be $72.8 billion, up $3.4 billion (5%) from fiscal 2018.
The state estimates it will end fiscal 2019 with a $6.95 billion general fund balance, down $2.5 billion from the previous year. The general fund balance includes $4.2 billion in remaining legal settlement windfalls which are earmarked for capital projects through 2023, and $2.76 billion (3.7% of spending) in rainy day funds and other dedicated reserves. This level of reserves is modest, particularly given the state’s dependence on economically-cyclical personal income tax receipts for 64% of general fund revenues.
Governor Cuomo released the Executive fiscal 2020 budget (for April 1, 2019 through March 31, 2020) which projects total state spending to be $175.2 billion, up 2% from fiscal 2019, and general fund spending to be $76.2 billion, up 4.5% from fiscal 2019. The Executive budget includes incremental growth in the general fund balance to $2.97 billion, or 3.9% of spending, with the use of $220 million of windfall settlement funds. Personal income tax receipts are projected to grow 3.6% to $49 billion and sales tax revenues, the second largest general fund revenue source at 19%, are projected to grow 7% to $14.4 billion.
The state has received over $11 billion in extraordinary legal settlements during the last five years, including almost $1 billion in fiscal 2019. However, despite early promises to limit use of the settlements to capital projects, in the last few years the state has used almost $1.5 billion for operations and an additional $1.2 billion for other non-capital items.
As part of the Executive budget, the Governor has proposed several items of legislation to maintain the state’s financial position. He would extend the current top income tax rate for high-income earners through 2024, authorize the state budget director to propose spending cuts to the legislature if federal funding to New York is cut by $850 million or more, and allow for cuts of up to 3% to some local assistance programs if the state reduces its estimate for fiscal 2020 tax receipts by $500 million or more.
While the state has taken responsibility for the growth in Medicaid costs, and has increased its funding for education over the last several years, it has also taken actions which have impacted local governments and school districts, all of whom receive some amount of state funding in support of operations. One of the most significant changes to local governments has come from legislation which capped local property tax growth to 2% per year absent voter approval of a higher tax rate. The cap was offset by an agreement on a funding formula for education as well as the state’s assumption of a significant portion of the growth of Medicaid costs. Local governments and school districts must manage significant growth in employee pension and healthcare costs which are expected to drive cuts in headcount and operations for the foreseeable future.
Many state and local agencies, such as the New York Power Authority and the New York City Municipal Water Finance Authority, do not rely on the state for funding. Securities issued by these agencies are repaid solely with revenues generated by the services these agencies provide to their customers.
New York State’s economy was stable during 2018, with unemployment declining to 3.9% in December 2018. The state added 122,000 jobs from December 2017 through December 2018, a 1.3% growth rate, but below the U.S. average of 1.6%. Most new jobs were created in the education and healthcare sectors, followed by professional and business services.
New York remains a strong investment-grade credit due to its deep and diverse economy, its stable financial position, and its high personal wealth levels which give it great financial flexibility. The state’s general obligation debt is rated Aa1 by Moody’s Investor Service and AA+ by Fitch Ratings and S&P Global Ratings. All three agencies have assigned stable outlooks to the state’s ratings.

Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Municipal Money Funds  |  Annual Report

Schwab Municipal Money Funds
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Kevin Shaughnessy, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration private client assets.

Cameron Ullyatt, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.
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Schwab Municipal Money Funds  |  Annual Report

Schwab California Municipal Money Fund

The Schwab California Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from California issuers and muni agencies, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on municipal (muni) money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy, as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The tightening of monetary policy by the Fed, the uncertain impact of tax reform, as well as a series of annual seasonal influences specific to muni money market securities—such as tax payments and seasonal note issuance—created an environment of considerable volatility for short-term muni money market fund yields throughout the reporting period. The net effect on the SIFMA Municipal Swap Index—a widely used benchmark for yields on floating rate muni securities—was an average reset of 1.41%, an increase of 0.56% versus the 2017 average reset of 0.85%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All securities in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and in response to the Fed’s short-term interest rate increases, as well as seasonal influences unique to muni money market funds, the fund’s weighted average maturity (WAM) began the reporting period at 12 days and ended at 20 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	20 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Portfolio Composition is calculated using the Par Value of Investments and excludes cash.
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Schwab Municipal Money Funds  |  Annual Report

Schwab California Municipal Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab California Municipal Money Fund
	Sweep Shares	Investor Shares
Ticker Symbol	SWCXX	SWKXX
Minimum Initial Investment[1]	*	None
Seven-Day Yield (with waivers)[2]	1.14%	1.34%
Seven-Day Yield (without waivers)[2]	1.10%	1.20%
Seven-Day Effective Yield (with waivers)[2]	1.14%	1.35%
Seven-Day Taxable Equivalent Effective Yield[2,3]	2.49%	2.93%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 5.
[3]	Taxable equivalent effective yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.80%, and effective California state personal income tax rate of 13.30%. Your tax rate may be different.
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Schwab Municipal Money Funds  |  Annual Report

Schwab New York Municipal Money Fund

The Schwab New York Municipal Money Fund (the fund) seeks current income that is exempt from federal income and New York state and local income tax, consistent with preservation of capital and liquidity. To pursue its goal, the fund invests in municipal (muni) money market securities from New York issuers and muni agencies, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on municipal (muni) money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy, as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The tightening of monetary policy by the Fed, the uncertain impact of tax reform, as well as a series of annual seasonal influences specific to muni money market securities—such as tax payments and seasonal note issuance—created an environment of considerable volatility for short-term muni money market fund yields throughout the reporting period. The net effect on the SIFMA Municipal Swap Index—a widely used benchmark for yields on floating rate muni securities—was an average reset of 1.41%, an increase of 0.56% versus the 2017 average reset of 0.85%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All securities in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and in response to the Fed’s short-term interest rate increases, as well as seasonal influences unique to muni money market funds, the fund’s weighted average maturity (WAM) began the reporting period at 19 days and ended at 22 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	22 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Portfolio Composition is calculated using the Par Value of Investments and excludes cash.
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Schwab Municipal Money Funds  |  Annual Report

Schwab New York Municipal Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab New York Municipal Money Fund
	Sweep Shares	Investor Shares
Ticker Symbol	SWNXX	SWYXX
Minimum Initial Investment[1]	*	None
Seven-Day Yield (with waivers)[2]	1.18%	1.43%
Seven-Day Yield (without waivers)[2]	1.17%	1.27%
Seven-Day Effective Yield (with waivers)[2]	1.19%	1.44%
Seven-Day Taxable Equivalent Effective Yield[2,3]	2.36%	2.86%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 5.
[3]	Taxable equivalent effective yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.80%, and effective New York State personal income tax rate of 8.82%. Your tax rate may be different.
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Schwab Municipal Money Funds  |  Annual Report

Schwab Municipal Money Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab California Municipal Money Fund
Sweep Shares
Actual Return	0.55%	$1,000.00	$1,005.00	$2.78
Hypothetical 5% Return	0.55%	$1,000.00	$1,022.43	$2.80
Investor Shares
Actual Return	0.35%	$1,000.00	$1,006.00	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79
Schwab New York Municipal Money Fund
Sweep Shares
Actual Return	0.60%	$1,000.00	$1,005.20	$3.03
Hypothetical 5% Return	0.60%	$1,000.00	$1,022.18	$3.06
Investor Shares
Actual Return	0.35%	$1,000.00	$1,006.50	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Municipal Money Funds  |  Annual Report

Schwab California Municipal Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	0.00 [2]	0.00 [2]	(0.00) [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01) [3]	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	(0.00) [2]	—	(0.00) [2]	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.90% [3]	0.29%	0.04%	0.03%	0.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.55%	0.58% [4]	0.40% [5]	0.07% [5]	0.08% [5]
Gross operating expenses	0.59%	0.66%	0.68%	0.69%	0.69%
Net investment income (loss)	0.81%	0.28%	0.04%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$1,030	$5,265	$6,028	$6,472	$6,439

Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[6]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	0.00 [2]	0.00 [2]	(0.00) [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01) [3]	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	(0.00) [2]	—	(0.00) [2]	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.10% [3]	0.45%	0.12%	0.03%	0.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.42% [4]	0.33% [5]	0.07% [5]	0.08% [5]
Gross operating expenses	0.49%	0.53%	0.55%	0.56%	0.56%
Net investment income (loss)	1.12%	0.48%	0.12%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$5,526	$1,453	$784	$678	$771
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.01%.
4
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
5
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
6
Effective October 3, 2017, the share class name of Value Advantage Shares was changed to Investor Shares.
12
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Municipal Securities 32.0% of net assets
California 32.0%
California
GO CP Series A1 (LOC: WELLS FARGO BANK NA)		1.83%		03/22/19	2,000,000	2,000,000
GO CP Series A2 (LOC: ROYAL BANK OF CANADA)		1.79%		03/13/19	40,490,000	40,490,000
GO CP Series A4 (LOC: TORONTO-DOMINION BANK/THE)		1.75%		03/14/19	32,470,000	32,470,000
GO CP Series A5 (LOC: US BANK NATIONAL ASSOCIATION)		1.75%		01/08/19	16,000,000	16,000,000
GO CP Series A5 (LOC: US BANK NATIONAL ASSOCIATION)		1.75%		03/07/19	51,380,000	51,380,000
GO CP Series A6 (LOC: BANK OF AMERICA NA)		1.77%		01/03/19	20,000,000	20,000,000
GO CP Series A6 (LOC: BANK OF AMERICA NA)		1.76%		02/13/19	50,000,000	50,000,000
GO CP Series A8 (LOC: BANK OF THE WEST)		1.73%		02/05/19	45,000,000	45,000,000
California Dept of Water Resources
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.72%		01/09/19	15,111,000	15,111,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/10/19	5,000,000	5,000,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/11/19	15,489,000	15,489,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.75%		01/14/19	56,142,000	56,142,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.73%		01/15/19	5,000,000	5,000,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.76%		01/15/19	3,164,000	3,164,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.76%		01/16/19	60,898,000	60,898,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/22/19	17,115,000	17,115,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/24/19	54,965,000	54,965,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/28/19	20,000,000	20,000,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/29/19	40,487,000	40,487,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		02/01/19	6,000,000	6,000,000
California Educational Facilities Auth
CP (Stanford Univ)		1.75%		04/02/19	3,625,000	3,625,000
CP (Stanford Univ)		1.75%		04/04/19	6,250,000	6,250,000
RB (Stanford Univ) Series S1-S3		1.78%		04/01/19	11,250,000	11,250,000
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		1.80%		01/16/19	9,220,000	9,220,000
RB (Kaiser Permanente) Series 2006E		1.82%		05/08/19	4,000,000	4,000,000
13
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
California State Univ
CP Series A (GTY: STATE STREET BANK AND TRUST COMPANY) (LOC: WELLS FARGO BANK NA)		1.65%		01/08/19	12,000,000	12,000,000
CP Series A (GTY: STATE STREET BANK AND TRUST COMPANY) (LOC: WELLS FARGO BANK NA)		1.68%		01/08/19	2,200,000	2,200,000
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004E		1.57%		01/03/19	14,000,000	14,000,000
RB (Kaiser Permanente) Series 2004E		1.80%		01/09/19	38,490,000	38,490,000
RB (Kaiser Permanente) Series 2004K		1.80%		01/09/19	10,200,000	10,200,000
RB (Kaiser Permanente) Series 2004K		1.80%		01/16/19	1,000,000	1,000,000
RB (Kaiser Permanente) Series 2006D		1.83%		03/14/19	7,200,000	7,200,000
RB (Kaiser Permanente) Series 2006D		1.82%		04/04/19	26,500,000	26,500,000
RB (Kaiser Permanente) Series 2008B		1.55%		01/04/19	2,000,000	2,000,000
RB (Kaiser Permanente) Series 2008C		1.83%		02/06/19	11,200,000	11,200,000
RB (Kaiser Permanente) Series 2008C		1.82%		04/04/19	41,500,000	41,500,000
RB (Kaiser Permanente) Series 2009B-4		1.86%		03/12/19	8,400,000	8,400,000
RB (Kaiser Permanente) Series 2009B2		1.92%		04/02/19	15,000,000	15,000,000
RB (Kaiser Permanente) Series 2009B3		1.82%		04/04/19	2,000,000	2,000,000
Contra Costa Water District
Extendible CP		1.79%	02/28/19	08/23/19	45,000,000	45,000,000
East Bay Municipal Utility District
Wastewater System Extendible CP		1.82%	03/11/19	09/06/19	15,000,000	15,000,000
Water CP Notes Series A2 (LIQ: BANK OF AMERICA NA)		1.71%		02/01/19	10,000,000	10,000,000
Water CP Notes Series A2 (LIQ: BANK OF AMERICA NA)		1.77%		03/04/19	11,000,000	11,000,000
Golden Gate Bridge & Highway District
CP Series A (LIQ: JPMORGAN CHASE BANK NA)		1.78%		01/03/19	26,000,000	26,000,000
Los Angeles
TRAN Series 2018		4.00%		06/27/19	36,995,000	37,396,992
Los Angeles Cnty
TRAN 2018-2019		4.00%		06/28/19	38,875,000	39,304,269
Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Series A (LOC: BANK OF THE WEST)		1.90%		03/07/19	17,370,000	17,370,000
Lease Revenue CP Series B (LOC: US BANK NATIONAL ASSOCIATION)		1.74%		02/05/19	13,100,000	13,100,000
Lease Revenue CP Series B (LOC: US BANK NATIONAL ASSOCIATION)		1.78%		02/11/19	45,000,000	45,000,000
Lease Revenue CP Series B (LOC: US BANK NATIONAL ASSOCIATION)		1.74%		02/12/19	35,000,000	35,000,000
Los Angeles Cnty Metropolitan Transportation Auth
2nd Sub Sales Tax Revenue CP Series A (LOC: CITIBANK NA)		1.72%		01/08/19	5,200,000	5,200,000
2nd Sub Sales Tax Revenue CP Series A (LOC: CITIBANK NA)		1.74%		02/06/19	12,667,000	12,667,000
Sub C Sales Tax Revenue CP Series A-TE (LOC: BANK OF AMERICA NA)		1.74%		01/17/19	12,000,000	12,000,000
Sub C Sales Tax Revenue CP Series A-TE (LOC: BANK OF AMERICA NA)		1.73%		01/29/19	9,000,000	9,000,000
Los Angeles Dept of Airports
Sub Revenue CP Series A3B3 (LOC: WELLS FARGO BANK NA)		1.78%		02/12/19	11,501,000	11,501,000
Los Angeles Municipal Improvement Corp
Lease Revenue CP Series A1 (LOC: WELLS FARGO BANK NA)		1.78%		02/05/19	10,000,000	10,000,000
Lease Revenue CP Series A1 (LOC: WELLS FARGO BANK NA)		1.76%		02/07/19	2,000,000	2,000,000
Lease Revenue CP Series A1 (LOC: WELLS FARGO BANK NA)		1.78%		02/11/19	5,000,000	5,000,000
Lease Revenue CP Series A1 (LOC: WELLS FARGO BANK NA)		1.78%		02/28/19	10,000,000	10,000,000
14
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Lease Revenue CP Series A2 (LOC: BANK OF AMERICA NA)		1.77%		02/05/19	15,000,000	15,000,000
Lease Revenue CP Series A2 (LOC: BANK OF AMERICA NA)		1.80%		02/28/19	6,500,000	6,500,000
Lease Revenue CP Series A3 (LOC: BANK OF THE WEST)		1.83%		02/28/19	10,000,000	10,000,000
Lease Revenue CP Series A4 (LOC: US BANK NATIONAL ASSOCIATION)		1.70%		01/03/19	10,000,000	10,000,000
Lease Revenue CP Series A4 (LOC: US BANK NATIONAL ASSOCIATION)		1.78%		02/05/19	15,000,000	15,000,000
Lease Revenue CP Series A4 (LOC: US BANK NATIONAL ASSOCIATION)		1.77%		02/12/19	5,000,000	5,000,000
Lease Revenue CP Series A4 (LOC: US BANK NATIONAL ASSOCIATION)		1.80%		02/28/19	15,000,000	15,000,000
Los Angeles USD
GO Refunding Bonds Series 2015A		5.00%		07/01/19	8,285,000	8,416,722
GO Refunding Bonds Series 2016A		5.00%		07/01/19	5,000,000	5,080,386
Orange Cnty Water District
CP Series A (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.72%		01/17/19	12,913,000	12,913,000
Port of Oakland
CP Notes D (LOC: BANK OF AMERICA NA)		1.83%		04/02/19	44,075,000	44,075,000
CP Series A&B (LOC: BANK OF AMERICA NA)		1.83%		04/02/19	50,000,000	50,000,000
Riverside Cnty
TRAN 2018		4.00%		06/28/19	59,000,000	59,659,977
TRAN 2018A		4.00%		10/24/19	20,500,000	20,849,595
Sacramento Municipal Utility District
CP Series K1 (LOC: STATE STREET BANK AND TRUST COMPANY)		1.71%		01/08/19	7,500,000	7,500,000
CP Series K1 (LOC: STATE STREET BANK AND TRUST COMPANY)		1.71%		01/09/19	8,800,000	8,800,000
CP Series K1 (LOC: STATE STREET BANK AND TRUST COMPANY)		1.75%		01/09/19	7,000,000	7,000,000
CP Series L1 (LOC: BARCLAYS BANK PLC)		1.80%		01/09/19	30,000,000	30,000,000
San Diego Cnty Water Auth
CP Series 8 (LIQ: MUFG BANK LTD)		1.79%		03/05/19	15,400,000	15,400,000
CP Series 9 (LIQ: BANK OF AMERICA NA)		1.74%		02/06/19	25,000,000	25,000,000
CP Series 9 (LIQ: BANK OF AMERICA NA)		1.78%		03/13/19	24,400,000	24,400,000
Extendible CP Series 1		1.74%	01/04/19	07/30/19	5,231,000	5,231,000
Extendible CP Series 1		1.82%	02/05/19	08/30/19	27,500,000	27,500,000
Extendible CP Series 1		1.79%	01/07/19	09/13/19	12,500,000	12,500,000
San Diego Public Facilities Financing Auth
Lease Revenue CP Series A (LOC: WELLS FARGO BANK NA)		1.72%		02/05/19	3,868,000	3,868,000
Sub Water Revenue CP Series A (LOC: BANK OF THE WEST)		1.74%		01/04/19	8,099,000	8,099,000
Sub Water Revenue CP Series B (LOC: BANK OF AMERICA NA)		1.72%		01/04/19	57,750,000	57,750,000
San Francisco Airport Commission
Sub CP Notes A-2 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.78%		01/15/19	50,000,000	50,000,000
Sub CP Series 3 (LOC: ROYAL BANK OF CANADA)		1.79%		01/15/19	75,000,000	75,000,000
Sub CP Series A1,B1&C1 (LOC: STATE STREET BANK AND TRUST COMPANY)		1.77%		01/15/19	38,185,000	38,185,000
San Francisco Public Utilities Commission
Power CP Notes Series A1 (LOC: BANK OF AMERICA NA)		1.73%		02/21/19	2,900,000	2,900,000
Wastewater CP Notes Series A2 (LOC: BANK OF AMERICA NA)		1.76%		01/29/19	19,949,000	19,949,000
Wastewater CP Series A6 (LOC: STATE STREET BANK AND TRUST COMPANY)		1.76%		01/29/19	55,000,000	55,000,000
Water CP Notes Series A1 (LOC: BANK OF AMERICA NA)		1.75%		01/08/19	15,077,000	15,077,000
Santa Clara Valley Water District
CP Series A (LOC: MUFG BANK LTD)		1.72%		01/08/19	9,000,000	9,000,000
15
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Turlock Irrigation District
Sub Revenue CP Series A (LOC: BANK OF AMERICA NA)		1.78%		02/12/19	11,100,000	11,100,000
Univ of California
CP Notes Series 2009A		1.72%		01/03/19	62,000,000	62,000,000
CP Notes Series 2009A		1.75%		01/09/19	16,496,000	16,496,000
CP Notes Series 2009A		1.74%		02/05/19	10,050,000	10,050,000
CP Notes Series 2009A		1.79%		02/27/19	18,000,000	18,000,000
CP Notes Series 2009A		1.78%		03/07/19	10,000,000	10,000,000
CP Notes Series 2009A		1.77%		03/14/19	16,500,000	16,500,000
Walnut Energy Center Auth
Sub CP Notes Series B (LOC: STATE STREET BANK AND TRUST COMPANY)		1.73%		02/05/19	24,431,000	24,431,000
Total Fixed-Rate Municipal Securities
(Cost $2,098,515,941)						2,098,515,941

Variable-Rate Municipal Securities 66.7% of net assets
California 66.7%
ABAG Finance Auth
M/F Housing RB (Crossing Apts) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	64,450,000	64,450,000
M/F Housing RB (Darling Florist Building) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.61%		01/07/19	4,710,000	4,710,000
M/F Housing RB (GAIA Building) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.61%		01/07/19	12,165,000	12,165,000
M/F Housing RB (Mountain View Apts) Series 1997A (LOC: COMERICA BANK)	a	1.85%		01/07/19	3,720,000	3,720,000
M/F Housing Refunding RB (The Berkeleyan) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.61%		01/07/19	5,790,000	5,790,000
RB (Pathways Home & Health Hospice) Series 2004 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.63%		01/07/19	4,350,000	4,350,000
Alameda Cnty IDA
RB (California Brazing) Series 2011 (LOC: WELLS FARGO BANK NA)	a	1.78%		01/07/19	2,527,200	2,527,200
RB (Convergent Laser Technologies) Series 2005A (LOC: COMERICA BANK)	a	1.84%		01/07/19	1,985,000	1,985,000
RB (Dale Hardware) Series 2010 (LOC: COMERICA BANK)	a	1.73%		01/07/19	1,660,000	1,660,000
RB (Essai) Series 2005 (LOC: MUFG UNION BANK NA)	a	1.80%		01/07/19	1,750,000	1,750,000
RB (Ettore Products) Series 2005A (LOC: COMERICA BANK)	a	1.80%		01/07/19	3,375,000	3,375,000
RB (Evolve Manufacturing Technologies) Series 2014 (LOC: WELLS FARGO BANK NA)	a	1.78%		01/07/19	4,572,000	4,572,000
RB (Golden West Paper Converting Corp) Series 2008A (LOC: BANK OF THE WEST)	a	1.80%		01/07/19	2,930,000	2,930,000
RB (Oakland Pallet Co) Series 2008A (LOC: COMERICA BANK)	a	1.80%		01/07/19	1,050,000	1,050,000
RB (Plastikon Industries) Series 2000A (LOC: COMERICA BANK)	a	1.80%		01/07/19	2,210,000	2,210,000
RB (Tool Family Partnership) Series 1997A (LOC: WELLS FARGO BANK NA)	a	1.74%		01/07/19	972,000	972,000
RB (White Brothers) Series 2007 (LOC: COMERICA BANK)	a	1.84%		01/07/19	1,655,000	1,655,000
16
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Anaheim Housing Auth
M/F Housing Refunding RB (Sage Park) Series 1998A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	5,500,000	5,500,000
Anaheim Public Financing Auth
Electric System RB Series 2009A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	7,500,000	7,500,000
Bakersfield City SD
GO Bonds Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	6,910,000	6,910,000
Bay Area Toll Auth
Sub Toll Bridge RB Series 2017S7 (LIQ: BANK OF AMERICA NA)	b,c	1.70%		01/07/19	22,400,000	22,400,000
Toll Bridge RB Series 2007F, 2008F1 & 2009F1 (ESCROW) (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	1,708,747	1,708,747
Toll Bridge RB Series 2009F1 (ESCROW) (LIQ: BANK OF AMERICA NA)	b,c	1.70%		01/07/19	9,010,000	9,010,000
Toll Bridge RB Series 2017F1 (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	13,335,000	13,335,000
Berryessa USD
GO Bonds Series 2017B (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	5,960,000	5,960,000
California
GO Bonds (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	10,200,000	10,200,000
GO Bonds (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	9,720,000	9,720,000
GO Bonds (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	2,000,000	2,000,000
GO Bonds (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	1,220,000	1,220,000
GO Bonds (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	2,500,000	2,500,000
GO Bonds (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	3,375,000	3,375,000
GO Bonds Series 2003 (LIQ: STATE STREET BANK AND TRUST COMPANY)	b,c	1.74%		01/07/19	11,440,000	11,440,000
GO Bonds Series 2003A1 (LOC: BARCLAYS BANK PLC)	a	1.35%		01/02/19	36,770,000	36,770,000
GO Bonds Series 2003A3 (LOC: BANK OF MONTREAL)	a	1.35%		01/02/19	40,550,000	40,550,000
GO Bonds Series 2004A-1 (LOC: CITIBANK NA)	a	1.37%		01/02/19	16,800,000	16,800,000
GO Bonds Series 2004A3 (LOC: STATE STREET BANK AND TRUST COMPANY)	a	1.35%		01/02/19	22,520,000	22,520,000
GO Bonds Series 2004B1 (LOC: CITIBANK NA)	a	1.37%		01/02/19	39,760,000	39,760,000
GO Bonds Series 2004B2 (LOC: CITIBANK NA)	a	1.25%		01/02/19	5,165,000	5,165,000
GO Bonds Series 2004B3 (LOC: CITIBANK NA)	a	1.33%		01/02/19	10,690,000	10,690,000
GO Bonds Series 2004B5 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.33%		01/02/19	28,180,000	28,180,000
GO Bonds Series 2005A21 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.37%		01/07/19	49,275,000	49,275,000
GO Bonds Series 2005B1 (LOC: MIZUHO BANK LTD)	a	1.37%		01/07/19	8,850,000	8,850,000
GO Bonds Series 2005B5 (LOC: MUFG UNION BANK NA)	a	1.33%		01/02/19	29,390,000	29,390,000
GO Bonds Series 2010 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	21,000,000	21,000,000
GO Bonds Series 2016 (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	3,195,000	3,195,000
GO Bonds Series 2018 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	2,500,000	2,500,000
GO Bonds Series G2 (LIQ: ROYAL BANK OF CANADA)	a,b	1.71%		01/07/19	5,000,000	5,000,000
GO Refunding Bonds (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	9,200,000	9,200,000
GO Refunding Bonds (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	7,650,000	7,650,000
California Dept of Water Resources
Water System RB Series AH (LIQ: CITIBANK NA)	b,c	1.66%		01/07/19	5,635,000	5,635,000
17
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
California Educational Facilities Auth
RB (California Institute of Technology) Series 2006A	a	1.40%		01/07/19	23,700,000	23,700,000
RB (Pepperdine Univ) Series 2015 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,995,000	6,995,000
RB (Pepperdine Univ) Series 2016 (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	5,280,000	5,280,000
RB (Pepperdine Univ) Series 2016 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,670,000	6,670,000
RB (Stanford Univ) Series U1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.71%		01/07/19	8,970,000	8,970,000
RB (Stanford Univ) Series U6 (LIQ: CITIBANK NA)	b,c	1.66%		01/07/19	4,000,000	4,000,000
RB (Stanford Univ) Series U7 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	7,125,000	7,125,000
RB (Stanford Univ) Series U7 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	3,590,000	3,590,000
California Enterprise Development Finance Auth
IDRB (Gordon Brush) Series 2015 (LOC: WELLS FARGO BANK NA)	a	1.81%		01/07/19	3,000,000	3,000,000
RB (Sconza Candy) Series 2008A (LOC: COMERICA BANK)	a	1.80%		01/07/19	10,000,000	10,000,000
California Health Facilities Financing Auth
Health Facility RB (Catholic Healthcare West) Series 2011B (LOC: BANK OF MONTREAL)	a	1.25%		01/07/19	11,455,000	11,455,000
RB (Kaiser Permanente) Series 2006C	a	1.62%		01/07/19	16,700,000	16,700,000
RB (Kaiser Permanente) Series 2017A (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	24,000,000	24,000,000
RB (Kaiser Permanente) Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	5,000,000	5,000,000
RB (Kaiser Permanente) Series 2017A2 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	2,230,000	2,230,000
RB (Kaiser Permanente) Series 2017A2 (LIQ: ROYAL BANK OF CANADA) SIFMA Municipal Swap Index + 0.15%	b	1.86%	01/03/19	05/01/19	2,190,000	2,190,000
RB (Kaiser Permanente) Series 2017A2 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	10,465,000	10,465,000
RB (Memorial Health Services) Series 2013A	a	1.38%		01/07/19	5,055,000	5,055,000
RB (Providence Health & Services) Series 2009B (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	35,025,000	35,025,000
RB (Providence Health & Services) Series 2009B, 2014A&2014B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	26,780,000	26,780,000
RB (Providence Health & Services) Series 2014A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
RB (Providence St Joseph Health) Series 2009A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	11,565,000	11,565,000
RB (Providence St Joseph Health) Series 2009A (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	11,250,000	11,250,000
RB (Providence St Joseph Health) Series 2016A (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	2,295,000	2,295,000
RB (Providence St Joseph Health) Series 2016A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	4,000,000	4,000,000
RB (Providence St Joseph Health) Series 2016A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	3,840,000	3,840,000
RB (Scripps Health) Series 2010B	a	1.33%		01/07/19	12,725,000	12,725,000
RB (Scripps Health) Series 2012B	a	1.30%		01/07/19	19,490,000	19,490,000
RB (Scripps Health) Series 2012C	a	1.32%		01/07/19	3,075,000	3,075,000
RB (Scripps Health) Series 2018C	a	1.33%		01/07/19	9,735,000	9,735,000
RB (Sutter Health) Series 2007A&2016A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	2,250,000	2,250,000
RB (Sutter Health) Series 2011B (ESCROW) (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	18,395,000	18,395,000
18
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (Sutter Health) Series 2011D (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	4,000,000	4,000,000
RB (Sutter Health) Series 2011D (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	6,665,000	6,665,000
RB (Sutter Health) Series 2011D (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	10,125,000	10,125,000
RB (Sutter Health) Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	4,565,000	4,565,000
RB (Sutter Health) Series 2013A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	8,595,000	8,595,000
RB (Sutter Health) Series 2013A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	3,600,000	3,600,000
RB (Sutter Health) Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	3,065,000	3,065,000
Refunding RB (Cedars-Sinai Medical Center) Series 2016B (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	5,625,000	5,625,000
Refunding RB (Stanford Hospital) Series 2008B1	a	1.35%		01/07/19	9,845,000	9,845,000
Refunding RB (Stanford Hospital) Series 2010B (ESCROW) (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
Refunding RB (Sutter Health) Series 2015A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	2,665,000	2,665,000
Refunding RB (Sutter Health) Series 2015A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	12,470,000	12,470,000
Refunding RB (Sutter Health) Series 2016B (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	2,597,500	2,597,500
Refunding RB (Sutter Health) Series 2016B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	25,555,000	25,555,000
Refunding RB (Sutter Health) Series 2016B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	435,500	435,500
Refunding RB (Sutter Health) Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	15,500,000	15,500,000
California Infrastructure & Economic Development Bank
Bay AreaToll Bridges RB Series 2003A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.66%		01/07/19	11,250,000	11,250,000
RB (Asian-American Drug Abuse Program) Series 2008 (LOC: BANK OF THE WEST)	a	1.79%		01/07/19	2,590,000	2,590,000
RB (Capital Corrugated) Series 2016A (LOC: COMERICA BANK)	a	1.80%		01/07/19	5,000,000	5,000,000
RB (St Margaret’s Episcopal School) Series 2008 (LOC: FEDERAL HOME LOAN BANKS)	a	1.85%	01/02/19	01/07/19	10,070,000	10,070,000
RB (UCSF 2130 Third Street) Series 2017 (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	7,500,000	7,500,000
California Pollution Control Financing Auth
RB (Hilmar Cheese) Series 2010 (LOC: BANK OF THE WEST)	a	1.79%		01/07/19	9,695,000	9,695,000
Solid Waste Disposal RB (Ag Resources III) Series 2004 (LOC: COBANK ACB)	a	1.80%		01/07/19	8,000,000	8,000,000
Solid Waste Disposal RB (Bidart Dairy) Series 2002 (LOC: COBANK ACB)	a	1.83%		01/07/19	6,000,000	6,000,000
Solid Waste Disposal RB (Desert Properties) Series 2006B (LOC: MUFG UNION BANK NA)	a	1.80%		01/07/19	1,160,000	1,160,000
Solid Waste Disposal RB (EDCO Disposal) Series 2004A (LOC: WELLS FARGO BANK NA)	a	1.78%		01/07/19	370,000	370,000
Solid Waste Disposal RB (EDCO Disposal) Series 2007A (LOC: WELLS FARGO BANK NA)	a	1.78%		01/07/19	6,315,000	6,315,000
Solid Waste Disposal RB (George Borba & Son Dairy) Series 2003 (LOC: WELLS FARGO BANK NA)	a	1.85%		01/07/19	3,800,000	3,800,000
Solid Waste Disposal RB (GreenWaste of Palo Alto) Series 2008B (LOC: MUFG UNION BANK NA)	a	1.80%		01/07/19	1,220,000	1,220,000
19
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Solid Waste Disposal RB (J&D Wilson & Sons Dairy) Series 2004 (LOC: COBANK ACB)	a	1.83%		01/07/19	2,500,000	2,500,000
Solid Waste Disposal RB (Mill Valley Refuse Service) Series 2014 (LOC: COMERICA BANK)	a	1.80%		01/07/19	2,415,000	2,415,000
Solid Waste Disposal RB (Mission Trail Waste Systems) Series 2010A (LOC: COMERICA BANK)	a	1.73%		01/07/19	780,000	780,000
Solid Waste Disposal RB (Recology) Series 2018A (LOC: WELLS FARGO BANK NA)	a,b	1.74%		01/07/19	19,750,000	19,750,000
Solid Waste Disposal RB (South Bay Recycling) Series 2010B (LOC: MUFG UNION BANK NA)	a	1.73%		01/07/19	1,790,000	1,790,000
Solid Waste Disposal RB (Talco Plastics) Series 1997A (LOC: US BANK NATIONAL ASSOCIATION)	a	1.67%		01/07/19	1,300,000	1,300,000
Solid Waste Disposal RB (Upper Valley Disposal Service) Series 2008A (LOC: MUFG UNION BANK NA)	a	1.80%		01/07/19	1,235,000	1,235,000
Solid Waste Disposal Refunding RB (MarBorg Industries) Series 2009A (LOC: MUFG UNION BANK NA)	a	1.73%		01/07/19	1,500,000	1,500,000
California Public Finance Auth
RB (Sharp Healthcare) Series 2017A (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	8,000,000	8,000,000
RB (Sharp Healthcare) Series 2017A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	19,000,000	19,000,000
RB (Sharp Healthcare) Series 2017B (LOC: BARCLAYS BANK PLC)	a	1.37%		01/02/19	21,050,000	21,050,000
RB (Sharp Healthcare) Series 2017C (LOC: BARCLAYS BANK PLC)	a	1.37%		01/02/19	16,700,000	16,700,000
California State Univ
RB Series 2012A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	6,570,000	6,570,000
RB Series 2015A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	7,160,000	7,160,000
RB Series 2016A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	7,715,000	7,715,000
California Statewide Communities Development Auth
Gas Supply RB Series 2010A (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	03/01/19	48,100,000	48,100,000
Gas Supply RB Series 2010B (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	03/01/19	45,585,000	45,585,000
Gas Supply RB Series 2010B (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	03/01/19	40,000,000	40,000,000
M/F Housing RB (Aegis at Pleasant Hill) Series 1997H (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,270,000	6,270,000
M/F Housing RB (Avian Glen Apts) Series 204CC (LOC: CITIBANK NA)	a	1.76%		01/07/19	4,190,000	4,190,000
M/F Housing RB (Breezewood Apts) Series 2003F1 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,035,000	6,035,000
M/F Housing RB (Campus Pointe Apts) Series 2008J (LOC: FEDERAL HOME LOAN BANKS)	a	1.75%		01/07/19	12,100,000	12,100,000
M/F Housing RB (Canyon Country Sr Apts) Series 2002M (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	10,500,000	10,500,000
M/F Housing RB (Charter Court Apts) Series 2008L (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	13,680,000	13,680,000
M/F Housing RB (Concord Green Apts) Series 1998S (LOC: FEDERAL HOME LOAN BANKS)	a	1.75%		01/07/19	8,700,000	8,700,000
M/F Housing RB (Creekside at Meadow Park Apts) Series 2002HH (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	7,495,000	7,495,000
M/F Housing RB (Crossings West Apts) Series 2009E (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.65%		01/07/19	15,000,000	15,000,000
20
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
M/F Housing RB (Dublin Ranch Sr Apts) Series 2003OO (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	29,990,000	29,990,000
M/F Housing RB (Dublin Ranch Sr Apts) Series 2006G (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	5,010,000	5,010,000
M/F Housing RB (Fairway Family Apts) Series 2003PP (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	30,000,000	30,000,000
M/F Housing RB (Fairway Family Apts) Series 2006H (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	7,000,000	7,000,000
M/F Housing RB (Glen Haven Apts) Series 2002AA (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,900,000	6,900,000
M/F Housing RB (Grande Garden Apts) Series 2004TT (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	1,925,000	1,925,000
M/F Housing RB (Heritage II Apts) Series 2014G (LOC: FEDERAL HOME LOAN BANKS)	a	1.65%		01/07/19	6,240,000	6,240,000
M/F Housing RB (Heritage Oaks Apts) Series 2004YY (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,800,000	6,800,000
M/F Housing RB (Hermosa Vista Apts) Series 2003XX (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,500,000	6,500,000
M/F Housing RB (Imperial Park Apts) Series 2007OO (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.72%		01/07/19	10,620,000	10,620,000
M/F Housing RB (Las Flores Village Apts) Series 2004JJ (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	13,500,000	13,500,000
M/F Housing RB (Laurel Park Sr Apts) Series 2002H (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.74%		01/07/19	5,500,000	5,500,000
M/F Housing RB (Los Padres Apts) Series 2003E (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	10,250,000	10,250,000
M/F Housing RB (Martin Luther Tower) Series 2005D (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,450,000	6,450,000
M/F Housing RB (Oak Center Towers) Series 2005L (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	3,120,000	3,120,000
M/F Housing RB (Oakmont of Concord) Series 2002Q (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	25,000,000	25,000,000
M/F Housing RB (Oakmont Sr Living of Escondido) Series 2001Y (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	14,340,000	14,340,000
M/F Housing RB (Pine View Apts) Series 2004A (LOC: CITIBANK NA)	a	1.71%		01/07/19	5,000,000	5,000,000
M/F Housing RB (Rancho Santa Fe Village Apts) Series 2004EE (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	12,300,000	12,300,000
M/F Housing RB (South Shore Apts) Series 2009M (LOC: FEDERAL HOME LOAN BANKS)	a	1.65%		01/07/19	10,290,000	10,290,000
M/F Housing RB (Stoneridge at Elk Grove) Series 2005Q (LOC: CITIBANK NA)	a	1.76%		01/07/19	5,940,000	5,940,000
M/F Housing RB (Uptown Newport Apts) Series 2017AA (LOC: COMERICA BANK)	a	1.71%		01/07/19	37,500,000	37,500,000
M/F Housing RB (Uptown Newport Apts) Series 2017BB (LOC: FEDERAL HOME LOAN BANKS)	a	1.65%		01/07/19	78,200,000	78,200,000
M/F Housing RB (Varenna Assisted Living Apts) Series 2006F (LOC: FEDERAL HOME LOAN BANKS)	a	1.65%		01/07/19	11,385,000	11,385,000
M/F Housing Refunding RB (Crossings at Madera) Series 2005B (LOC: CITIBANK NA)	a	1.76%		01/07/19	2,470,000	2,470,000
21
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
M/F Housing Refunding RB (Desert Palms Apts) Series 2010A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.79%		01/07/19	7,000,000	7,000,000
M/F Housing Refunding RB (Harmony Court Apts) Series 2006E (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	7,605,000	7,605,000
M/F Housing Refunding RB (Kelvin Court) Series 2012B (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.66%		01/07/19	17,295,000	17,295,000
M/F Housing Refunding RB (Mariners Pointe Apts) Series 2006A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.65%		01/07/19	6,500,000	6,500,000
M/F Housing Refunding RB (Sunrise of Danville) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,165,000	6,165,000
M/F Housing Refunding RB (The Alexandria) Series 2013A (LOC: FEDERAL HOME LOAN BANKS)	a	1.75%		01/07/19	16,170,000	16,170,000
RB (Kaiser Permanente) Series 2008B	a	1.60%		01/07/19	7,000,000	7,000,000
RB (Sutter Health) Series 2007A,2008B,2008C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	2,626,478	2,626,478
Refunding RB (Trinity Health) Series 2011CA (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	2,175,000	2,175,000
Carlsbad
M/F Housing RB (The Greens Apts) Series 2003A (LOC: CITIBANK NA)	a	1.77%		01/07/19	12,715,000	12,715,000
Chino Valley USD
GO Bonds Series 2017A (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	7,500,000	7,500,000
Chula Vista
M/F Housing Refunding RB (Teresina Apts) Series 2006A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.70%		01/07/19	23,000,000	23,000,000
Coast CCD
GO Bonds Series 2017D (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	6,085,000	6,085,000
GO Bonds Series 2017D (LOC: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	7,900,000	7,900,000
Contra Costa CCD
GO Bonds Series 2013 (LIQ: CITIBANK NA)	b,c	1.68%		01/07/19	7,800,000	7,800,000
GO Bonds Series 2013 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	7,500,000	7,500,000
Contra Costa Cnty
M/F Housing RB (Creekview Apts) Series 2003B (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	32,200,000	32,200,000
Corona-Norco USD
GO Refunding Bonds Series 2015 (LOC: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	4,500,000	4,500,000
Daly City HFA
M/F Housing Refunding RB (Serramonte Del Ray Apts) Series 1999A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.70%		01/07/19	16,330,000	16,330,000
Dublin USD
GO Bonds Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	13,115,000	13,115,000
GO Bonds Series 2016B (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	12,000,000	12,000,000
East Bay Municipal Utility District
Water Refunding RB Series 2012A (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	11,300,000	11,300,000
Water Sub RB Series 2005A (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	70,000,000	70,000,000
Water Sub Refunding RB Series 2012A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	49,500,000	49,500,000
Water System RB Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	2,500,000	2,500,000
Eastern Municipal Water District
Refunding Water and Wastewater RB Series 2015A (LIQ: TORONTO-DOMINION BANK/THE)	a	1.41%		01/02/19	31,600,000	31,600,000
Water & Wastewater Refunding RB Series 2018A (LIQ: BANK OF AMERICA NA)	a	1.42%		01/02/19	10,245,000	10,245,000
22
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Eastern Municipal Water Financing Auth
Water & Wastewater RB Series 2017D (LIQ: CITIBANK NA)	b,c	1.66%		01/07/19	4,800,000	4,800,000
El Camino CCD
GO Bonds Series 2018B (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	8,000,000	8,000,000
Elk Grove USD
GO Bonds Series 2017 (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	2,100,000	2,100,000
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	9,255,000	9,255,000
Elsinore Valley Municipal Water District
Refunding COP Series 2011A (LOC: MUFG UNION BANK NA)	a	1.48%		01/07/19	1,590,000	1,590,000
Emeryville Successor Redevelopment Agency
M/F Housing RB (Bay St Apts) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	57,715,000	57,715,000
Escondido
M/F Housing RB (Via Roble Apts) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,900,000	6,900,000
Fairfield-Suisun USD
GO Bonds Series 2016 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	32,345,000	32,345,000
Foothill-DeAnza CCD
GO Bonds Series C (ESCROW) (LIQ: CITIBANK NA)	b,c	1.69%		01/07/19	4,500,000	4,500,000
Fremont UHSD
GO Bonds Series 2013 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	3,430,000	3,430,000
GO Bonds Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	5,000,000	5,000,000
Grossmont Healthcare District
GO Bonds Series 2011B (ESCROW) (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	8,200,000	8,200,000
Hayward
M/F Housing RB (Lord Tennyson Apts) Series 2005A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	13,915,000	13,915,000
Hayward Area Recreation & Park District
GO Bonds Series 2016A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	5,015,000	5,015,000
Hayward USD
GO Bonds Series 2017 (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	23,500,000	23,500,000
Huntington Beach
M/F Housing RB (Five Points Seniors) Series 1991A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	4,200,000	4,200,000
Huntington Beach SD
GO Bonds 2016A (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	9,300,000	9,300,000
Irvine Ranch Water District
COP Series 2016 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	3,220,000	3,220,000
GO Bonds Series 2016 (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	4,160,000	4,160,000
Refunding Bonds Series 2011A1 (SIFMA Municipal Swap Index - 0.01%)		1.70%	01/03/19	03/08/19	13,535,000	13,535,000
Refunding Bonds Series 2011A2 (SIFMA Municipal Swap Index - 0.01%)		1.70%	01/03/19	03/08/19	11,020,000	11,020,000
Livermore Valley JT USD
GO Bonds Series 2016 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	4,800,000	4,800,000
Long Beach Harbor Dept
RB Series 2015D (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	2,000,000	2,000,000
Long Beach USD
GO Bonds Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	4,080,000	4,080,000
GO Bonds Series 2016A&2008E (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	13,695,000	13,695,000
23
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
GO Bonds Series A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	2,500,000	2,500,000
GO Bonds Series A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
GO Bonds Series E (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	4,000,000	4,000,000
GO Refunding Bonds 2012 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	7,750,000	7,750,000
Los Angeles
M/F Housing RB (Channel Gateway Apartments) Series 1989B (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.61%		01/07/19	59,900,000	59,900,000
M/F Housing Refunding RB (Asbury Apts) Series 2003A (LOC: CITIBANK NA)	a	1.79%		01/07/19	4,155,000	4,155,000
Wastewater System RB Series 2015A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	2,510,000	2,510,000
Wastewater System Refunding RB Series 2009A (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	7,500,000	7,500,000
Wastewater System Sub Refunding RB Series 2012B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
Wastewater System Sub Refunding RB Series 2012C1 (LOC: TORONTO-DOMINION BANK/THE)	a	1.39%		01/07/19	25,000,000	25,000,000
Wastewater System Sub Refunding RB Series 2012C2 (LOC: TORONTO-DOMINION BANK/THE)	a	1.33%		01/07/19	10,000,000	10,000,000
Los Angeles CCD
GO Bonds Series 2009A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	9,930,000	9,930,000
Los Angeles Cnty Housing Auth
M/F Housing RB (Castaic Sr Apts) Series 2003C (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	9,100,000	9,100,000
Los Angeles Cnty Metropolitan Transportation Auth
Sr Sales Tax RB Series 2017A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	9,880,000	9,880,000
Los Angeles Community Redevelopment Agency
M/F Housing RB (Academy Village Apts) Series 1989A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.70%		01/07/19	11,500,000	11,500,000
M/F Housing RB (Hollywood & Vine Apts) Series 2007A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.73%		01/07/19	23,910,000	23,910,000
M/F Housing RB (Security Building) Series 2001A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	10,245,000	10,245,000
Los Angeles Dept of Airports
Sr RB Series 2010A (LIQ: BANK OF AMERICA NA)	b,c	1.72%		01/07/19	10,095,000	10,095,000
Sr RB Series 2010A (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	16,985,000	16,985,000
Sr RB Series 2010A (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	9,750,000	9,750,000
Sr RB Series 2010A&D (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	6,630,000	6,630,000
Sr RB Series 2010D (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	10,465,000	10,465,000
Sr RB Series 2012B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,165,000	4,165,000
Sr RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.77%		01/07/19	7,500,000	7,500,000
Sr RB Series 2015A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.77%		01/07/19	5,500,000	5,500,000
Sr RB Series 2015D (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	4,685,000	4,685,000
Sr RB Series 2015D (LIQ: MORGAN STANLEY BANK NA)	b,c	1.77%		01/07/19	7,450,000	7,450,000
Sr Refunding RB Series 2018B (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	6,035,000	6,035,000
Sub RB Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	9,555,000	9,555,000
Sub RB Series 2016A (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	9,155,000	9,155,000
Sub RB Series 2016B (LIQ: ROYAL BANK OF CANADA)	b,c	1.77%		01/07/19	2,600,000	2,600,000
24
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Sub RB Series 2017A (LIQ: ROYAL BANK OF CANADA)	b,c	1.77%		01/07/19	2,360,000	2,360,000
Sub RB Series 2018A (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	12,665,000	12,665,000
Sub RB Series 2018A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.76%		01/07/19	2,500,000	2,500,000
Sub RB Series 2018C (LIQ: ROYAL BANK OF CANADA)	b,c	1.77%		01/07/19	2,000,000	2,000,000
Sub RB Series 2018C&D (LIQ: MORGAN STANLEY BANK NA)	b,c	1.76%		01/07/19	20,285,000	20,285,000
Los Angeles Dept of Water & Power
Power System RB Series 2001B (LIQ: ROYAL BANK OF CANADA)	a	1.30%		01/07/19	5,310,000	5,310,000
Power System RB Series 2001B (LIQ: TD BANK NA)	a	1.25%		01/07/19	35,425,000	35,425,000
Power System RB Series 2001B1 (LIQ: BARCLAYS BANK PLC)	a	1.25%		01/07/19	32,535,000	32,535,000
Power System RB Series 2001B3 (LIQ: BARCLAYS BANK PLC)	a	1.30%		01/02/19	16,200,000	16,200,000
Power System RB Series 2001B5 (LIQ: TD BANK NA)	a	1.28%		01/07/19	3,150,000	3,150,000
Power System RB Series 2001B6 (LIQ: TD BANK NA)	a	1.42%		01/02/19	11,100,000	11,100,000
Power System RB Series 2002A3 (LIQ: BANK OF AMERICA NA)	a	1.42%		01/02/19	4,210,000	4,210,000
Power System RB Series 2002A6 (LIQ: BANK OF AMERICA NA)	a	1.44%		01/02/19	15,200,000	15,200,000
Power System RB Series 2002A7 (LIQ: BANK OF AMERICA NA)	a	1.42%		01/02/19	500,000	500,000
Power System RB Series 2012B&2014B&E (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	17,060,000	17,060,000
Power System RB Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	2,050,000	2,050,000
Power System RB Series 2017A (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	2,000,000	2,000,000
Power System RB Series 2017A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	7,520,000	7,520,000
Power System RB Series 2017C (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	8,470,000	8,470,000
Power System RB Series 2017C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	3,300,000	3,300,000
Water System RB Series 2001B1 (LIQ: ROYAL BANK OF CANADA)	a	1.28%		01/07/19	36,600,000	36,600,000
Water System RB Series 2001B2 (LIQ: ROYAL BANK OF CANADA)	a	1.41%		01/02/19	22,400,000	22,400,000
Water System RB Series 2001B4 (LIQ: CITIBANK NA)	a	1.33%		01/07/19	9,650,000	9,650,000
Water System RB Series 2011A & 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	9,975,000	9,975,000
Water System RB Series 2012A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	5,500,000	5,500,000
Water System RB Series 2012A (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	13,500,000	13,500,000
Water System RB Series 2012B (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	13,375,000	13,375,000
Water System RB Series 2012B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	5,000,000	5,000,000
Water System RB Series 2012B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	10,900,000	10,900,000
Water System RB Series 2014A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	1,140,000	1,140,000
Water System RB Series 2014A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	8,700,000	8,700,000
Water System RB Series 2017A (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	5,515,000	5,515,000
Los Angeles IDA
IDRB (KH Enterprises) Series 2008 (LOC: BANK OF THE WEST)	a	2.07%		01/07/19	1,245,000	1,245,000
Los Angeles USD
GO Bonds Series 2009 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	6,895,000	6,895,000
GO Bonds Series 2018B1 (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	1,570,000	1,570,000
GO Bonds Series 2018B1 (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	4,000,000	4,000,000
Marin CCD
GO Series 2016A (LOC: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	4,000,000	4,000,000
25
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Marin Healthcare District
GO Bonds Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	1,530,000	1,530,000
GO Bonds Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	9,000,000	9,000,000
GO Bonds Series 2017A (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	10,000,000	10,000,000
Newhall SD Facilities Improvement District #2011-1
GO Bonds Series 2011A (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	7,050,000	7,050,000
Nuveen California Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: SOCIETE GENERALE SA)	a,b	1.86%		01/07/19	55,000,000	55,000,000
Variable Rate Demand Preferred Shares Series 4 (LOC: ROYAL BANK OF CANADA)	a,b	1.85%		01/07/19	11,000,000	11,000,000
Variable Rate Demand Preferred Shares Series 6 (LOC: CITIBANK NA)	a,b	1.86%		01/07/19	23,500,000	23,500,000
Variable Rate Demand Preferred Shares Series 7 (LOC: ROYAL BANK OF CANADA)	a,b	1.85%		01/07/19	52,000,000	52,000,000
Oakland
GO Bonds Series 2017A1 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	7,775,000	7,775,000
Orange Cnty Sanitation District
Wastewater Refunding Revenue Obligations Series 2015A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	8,000,000	8,000,000
Orange Cnty Water District
Revenue COP Series 2003A (LOC: CITIBANK NA)	a	1.38%		01/07/19	1,695,000	1,695,000
Oxnard SD
GO Bonds Series 2016A (LOC: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	5,000,000	5,000,000
Palomar CCD
GO Bonds Series C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
GO Bonds Series C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	30,280,000	30,280,000
GO Bonds Series D (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	2,880,000	2,880,000
Petaluma
M/F Housing RB (Oakmont) Series 1996A (LOC: US BANK NATIONAL ASSOCIATION)	a	1.74%		01/07/19	2,650,000	2,650,000
Richmond
Wastewater Refunding RB Series 2008A (LOC: BARCLAYS BANK PLC)	a	1.35%		01/07/19	5,210,000	5,210,000
Riverside
Electric Refunding RB Series 2008A (LOC: BARCLAYS BANK PLC)	a	1.38%		01/07/19	2,385,000	2,385,000
Riverside Cnty Transportation Commission
Sales Tax Refunding RB Series 2017B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	20,260,000	20,260,000
Sacramento
Water RB Series 2013 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	13,000,000	13,000,000
Water RB Series 2017 (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	7,410,000	7,410,000
Sacramento Area Flood Control Agency
Consolidated Capital Assessment District No 2 Bonds Series 2016A (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	4,535,000	4,535,000
Consolidated Capital Assessment District No 2 Bonds Series 2016A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	16,000,000	16,000,000
Consolidated Capital Assessment District No 2 Bonds Series 2016A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,750,000	4,750,000
26
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Sacramento Cnty Housing Auth
M/F Housing RB (Ashford Heights Apts) Series 2006H (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	9,000,000	9,000,000
M/F Housing RB (Logan Park Apts) Series 2007E (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	51,800,000	51,800,000
M/F Housing RB (Sierra Sunrise Sr Apts) Series 2004D (LOC: CITIBANK NA)	a	1.78%		01/07/19	4,501,000	4,501,000
M/F Housing RB (The Cascades) Series 2005D (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,535,000	6,535,000
Sacramento Housing Auth
M/F Housing RB (Hurley Creek Sr Apts) Series 2006E (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	10,265,000	10,265,000
M/F Housing RB (Valencia Point Apts) Series 2006I (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	10,050,000	10,050,000
Sacramento Suburban Water District
Refunding Revenue COP Series 2009A (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.38%		01/07/19	2,635,000	2,635,000
San Bernardino CCD
GO Bonds Series 2008D (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	1,750,000	1,750,000
GO Refunding Bonds Series 2013A (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	8,000,000	8,000,000
San Bernardino Cnty Transportation Auth
Sales Tax RB Series 2014A (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	8,300,000	8,300,000
San Diego CCD
GO Bonds Series 2009 (ESCROW) (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	3,125,000	3,125,000
GO Bonds Series 2011 (ESCROW) (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	13,400,000	13,400,000
San Diego Cnty Regional Transportation Commission
Sales Tax RB Series 2008A (LIQ: JPMORGAN CHASE BANK NA)	a	1.32%		01/07/19	2,580,000	2,580,000
Sales Tax RB Series 2008B (LIQ: JPMORGAN CHASE BANK NA)	a	1.31%		01/07/19	3,390,000	3,390,000
Sales Tax RB Series 2008C (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.38%		01/07/19	5,005,000	5,005,000
Sales Tax RB Series 2014A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	2,220,000	2,220,000
San Diego Housing Auth
M/F Housing RB (Park & Market Apts) Series 2017A (LOC: MUFG BANK LTD)	a	1.40%		01/07/19	13,685,000	13,685,000
M/F Mortgage Refunding RB (Creekside Villa Apts) Series 1999B (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.74%		01/07/19	3,280,000	3,280,000
San Diego Public Facilities Financing Auth
Sr Sewer Refunding RB Series 2016A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	1,875,000	1,875,000
San Diego USD
GO Bonds Series 2013C (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	16,000,000	16,000,000
GO Bonds Series 2017 (LIQ: CITIBANK NA)	b,c	1.66%		01/07/19	8,000,000	8,000,000
GO Bonds Series 2017D (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	2,500,000	2,500,000
San Francisco
GO Bonds Series 2012D (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	11,450,000	11,450,000
Refunding COP Series 2010A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
San Francisco Airport Commission
RB 2nd Series 2018B (LOC: BARCLAYS BANK PLC)	a	1.38%		01/07/19	5,565,000	5,565,000
RB 2nd Series 2018C (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.38%		01/07/19	2,000,000	2,000,000
27
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Refunding RB 2nd Series 2010A3 (LOC: BANK OF AMERICA NA)	a	1.47%		01/07/19	5,495,000	5,495,000
Refunding RB 2nd Series 37C (LOC: MUFG UNION BANK NA)	a	1.45%		01/07/19	1,030,000	1,030,000
Refunding RB Series 2010A1 (LOC: BANK OF AMERICA NA)	a	1.45%		01/07/19	24,900,000	24,900,000
Refunding RB Series 2010A2 (LOC: BANK OF AMERICA NA)	a	1.47%		01/07/19	55,205,000	55,205,000
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2017A1 (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	3,335,000	3,335,000
GO Bonds Series 2017A1 (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	4,800,000	4,800,000
GO Bonds Series 2017A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	2,650,000	2,650,000
San Francisco Housing Auth
M/F Housing Refunding RB (Valencia Gardens) Series 2004 (LOC: CITIBANK NA)	a	1.65%		01/07/19	200,000	200,000
San Francisco Public Utilities Commission
Water RB 2011 & 2012A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	8,685,000	8,685,000
Water RB Series 2011A (LIQ: BANK OF AMERICA NA)	b,c	1.71%		01/07/19	20,990,000	20,990,000
Water RB Series 2012A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
Water RB Series 2017 D (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	4,430,000	4,430,000
Water RB Series 2017A (LIQ: CITIBANK NA)	b,c	1.65%		01/07/19	8,000,000	8,000,000
San Francisco Redevelopment Agency
M/F Housing RB (3rd & Mission) Series 1999C (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.74%		01/07/19	59,150,000	59,150,000
San Joaquin Cnty Transportation Auth
Sales Tax Refunding RB Series 2017 (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	7,500,000	7,500,000
San Jose
M/F Housing RB (Cinnabar Commons) Series 2003C (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	7,700,000	7,700,000
M/F Housing RB (Pollard Plaza Apts) Series 2002D (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.74%		01/07/19	5,895,000	5,895,000
M/F Housing RB (Villa Monterey Apts) Series 2002F (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	10,100,000	10,100,000
M/F Housing Refunding RB (Las Ventanas Apts) Series 2008B (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.72%		01/07/19	25,900,000	25,900,000
San Jose Redevelopment Agency
Sr Tax Allocation Refunding Bonds Series 2017A (LIQ: CITIBANK NA)	b,c	1.68%		01/07/19	9,415,000	9,415,000
San Jose USD
GO Bonds Series 2018E (LIQ: CITIBANK NA)	b,c	1.67%		01/07/19	2,920,000	2,920,000
San Jose-Evergreen CCD
GO Bonds Series A (LIQ: CITIBANK NA)	b,c	1.68%		01/07/19	3,980,000	3,980,000
San Luis Obispo Cnty CCD
GO Bonds Series 2014A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.81%		01/07/19	6,580,000	6,580,000
San Marcos USD
GO Bonds Series A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.79%		01/07/19	5,340,000	5,340,000
GO Bonds Series C (ESCROW) (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
GO Bonds Series C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
San Mateo Cnty CCD
GO Bonds Series 2015A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	8,810,000	8,810,000
GO Bonds Series 2018B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.72%		01/07/19	2,230,000	2,230,000
San Rafael HSD
GO Bonds Series 2015B (LIQ: ROYAL BANK OF CANADA)	b,c	1.72%		01/07/19	3,000,000	3,000,000
28
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Santa Clara Cnty
GO Bonds Series 2013B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	2,495,000	2,495,000
GO Bonds Series 2013B (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	2,985,000	2,985,000
Santa Clara Cnty Housing Auth
M/F Housing RB (Monte Vista Terrace Apts) Series 2005C (LOC: MUFG UNION BANK NA)	a	1.80%		01/07/19	6,852,000	6,852,000
M/F Housing Refunding RB (Willows Apts) Series 2005A (LOC: MUFG UNION BANK NA)	a	1.74%		01/07/19	3,734,000	3,734,000
Santa Clara Valley Transportation Auth
Sales Tax Refunding RB Series 2008A (LIQ: SUMITOMO MITSUI BANKING CORPORATION)	a	1.31%		01/07/19	3,050,000	3,050,000
Santa Monica CCD
GO Bonds Series 2018A (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	6,500,000	6,500,000
Sausalito
M/F Housing RB (Rotary Village) Series 2003 (LOC: BANK OF THE WEST)	a	1.65%		01/07/19	1,750,000	1,750,000
Solano CCD
GO Bonds Series C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	3,000,000	3,000,000
South San Francisco USD
GO Bonds Series 2016C (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	4,005,000	4,005,000
Southern California Metropolitan Water District
Sub Water RB Series 2017C (SIFMA Municipal Swap Index - 0.03%)		1.68%	01/03/19	07/25/19	31,300,000	31,300,000
Sub Water Refunding RB Series 2017D (SIFMA Municipal Swap Index - 0.03%)		1.68%	01/03/19	07/25/19	18,700,000	18,700,000
Sub Water Refunding RB Series 2017E (SIFMA Municipal Swap Index - 0.03%)		1.68%	01/03/19	07/25/19	30,000,000	30,000,000
Water RB Series 2000B3 (LIQ: CITIBANK NA)	a	1.42%		01/02/19	14,100,000	14,100,000
Water RB Series 2017A (LIQ: CITIBANK NA)	a	1.42%		01/02/19	16,600,000	16,600,000
Water Refunding RB Series 2009B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	10,940,000	10,940,000
Water Refunding RB Series 2009C (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	2,500,000	2,500,000
Water Refunding RB Series 2018A1 (LIQ: TORONTO-DOMINION BANK/THE)	a	1.45%		01/02/19	43,745,000	43,745,000
Water Refunding RB Series 2018A2 (LIQ: TORONTO-DOMINION BANK/THE)	a	1.45%		01/02/19	21,705,000	21,705,000
Southern California Public Power Auth
RB (Milford Wind Corridor Phase II) 2011-1 (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	9,965,000	9,965,000
Sunnyvale SD
GO Bonds Series 2016B (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.66%		01/02/19	10,050,000	10,050,000
Univ of California
General RB Series 2009-O (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	12,500,000	12,500,000
General RB Series 2013AF (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	8,500,000	8,500,000
General RB Series 2013AI & 2016AR (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	2,685,000	2,685,000
General RB Series 2013AI (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	6,000,000	6,000,000
General RB Series 2013AI (LIQ: CREDIT SUISSE AG)	b,c	1.71%		01/07/19	12,000,000	12,000,000
General RB Series 2013AI (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	3,300,000	3,300,000
General RB Series 2014AM (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	11,080,000	11,080,000
General RB Series 2014AM (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	7,600,000	7,600,000
29
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
General RB Series 2016AR (LIQ: CITIBANK NA)	b,c	1.64%		01/07/19	12,900,000	12,900,000
Limited Project RB Series 2012G (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,695,000	4,695,000
Limited Project RB Series 2015I (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	26,285,000	26,285,000
Limited Project RB Series 2017M (LIQ: CITIBANK NA)	b,c	1.66%		01/07/19	15,465,000	15,465,000
Medical Center Pooled RB Series 2013J (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	20,850,000	20,850,000
Medical Center Pooled RB Series 2013J (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.71%		01/07/19	15,505,000	15,505,000
Medical Center Pooled RB Series 2016L (LIQ: BARCLAYS BANK PLC)	b,c	1.69%		01/07/19	2,220,000	2,220,000
West Valley-Mission CCD
GO Bonds Series 2015B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	8,500,000	8,500,000
Westminster Redevelopment Agency
M/F Housing RB (Brookhurst Royal) Series 2000A (LOC: MUFG UNION BANK NA)	a	1.85%		01/07/19	4,715,000	4,715,000
Total Variable-Rate Municipal Securities
(Cost $4,370,776,425)						4,370,776,425
a	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,975,208,225 or 30.1% of net assets.
c	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
IDRB —	Industrial development revenue bond
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
SIFMA —	Securities Industry and Financial Markets Association
TOB —	Tender option bond
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
30
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$6,469,292,366
Cash		2,611,273
Receivables:
Fund shares sold		88,808,963
Interest		18,452,056
Prepaid expenses	+	51,695
Total assets		6,579,216,353
Liabilities
Payables:
Investments bought		7,109,606
Investment adviser and administrator fees		1,655,651
Shareholder service fees		50,712
Independent trustees’ fees		97
Fund shares redeemed		12,648,613
Distributions to shareholders		1,918,810
Accrued expenses	+	241,700
Total liabilities		23,625,189
Net Assets
Total assets		6,579,216,353
Total liabilities	–	23,625,189
Net assets		$6,555,591,164
Net Assets by Source
Capital received from investors		6,555,591,164

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$1,029,833,657		1,029,612,257		$1.00
Investor Shares	$5,525,757,507		5,524,585,837		$1.00

31
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$79,849,870
Expenses
Investment adviser and administrator fees		18,215,032
Shareholder service fees:
Sweep Shares		5,784,055
Investor Shares		4,926,853
Portfolio accounting fees		189,005
Custodian fees		94,569
Registration fees		72,452
Professional fees		67,471
Shareholder reports		54,618
Transfer agent fees		46,208
Independent trustees’ fees		46,053
Interest expense		328
Other expenses	+	70,529
Total expenses		29,567,173
Expense reduction by CSIM and its affiliates	–	5,346,100
Net expenses	–	24,221,073
Net investment income		55,628,797
Realized Gains (Losses)
Net realized gains on investments		357,445
Increase in net assets resulting from operations		$55,986,242
32
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab California Municipal Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$55,628,797	$20,437,395
Net realized gains	+	357,445	123,102
Increase in net assets from operations		55,986,242	20,560,497
Distributions to Shareholders1
Sweep Shares		(18,923,221)	(15,674,675)
Investor Shares	+	(37,526,584)	(4,762,720)
Total distributions		($56,449,805)	($20,437,395)
Transactions in Fund Shares*
Shares Sold
Sweep Shares		8,573,608,233	13,211,380,312
Investor Shares	+	7,972,320,650	1,327,236,668
Total shares sold		16,545,928,883	14,538,616,980
Shares Reinvested
Sweep Shares		18,790,841	15,660,206
Investor Shares	+	30,152,794	4,011,990
Total shares reinvested		48,943,635	19,672,196
Shares Redeemed
Sweep Shares		(12,825,825,422)	(13,990,598,428)
Investor Shares	+	(3,930,233,718)	(662,843,412)
Total shares redeemed		(16,756,059,140)	(14,653,441,840)
Net transactions in fund shares		(161,186,622)	(95,152,664)
Net Assets
Beginning of period		6,717,241,349	6,812,270,911
Total decrease	+	(161,650,185)	(95,029,562)
End of period		$6,555,591,164	$6,717,241,349
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Sweep Share class and the Investor Share class of the fund distributed to shareholders $15,674,675 and $4,762,720 from net investment income, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
33
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01) [3]	(0.00) [2],[3]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.91% [3]	0.34% [3]	0.04%	0.02%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.60%	0.63% [4]	0.42% [5]	0.09% [5]	0.09% [5]
Gross operating expenses	0.61%	0.69%	0.71%	0.72%	0.71%
Net investment income (loss)	0.80%	0.24%	0.03%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$246	$1,286	$1,569	$1,728	$1,758

Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[6]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01) [3]	(0.01) [3]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.16% [3]	0.56% [3]	0.12%	0.02%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.42% [4]	0.34% [5]	0.09% [5]	0.09% [5]
Gross operating expenses	0.52%	0.56%	0.58%	0.59%	0.58%
Net investment income (loss)	1.16%	0.48%	0.12%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$1,126	$322	$209	$210	$237
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Amounts include special distributions. For the periods ended December 31, 2018 and December 31, 2017, the effects on the distributions from net investment income were less than $0.005 and $0.005, respectively, and the effects on total returns were 0.04% and 0.08%, respectively.
4
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
5
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
6
Effective October 3, 2017, the share class name of Value Advantage Shares was changed to Investor Shares.
34
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Municipal Securities 13.4% of net assets
New York 13.4%
Amityville UFSD
TAN 2018-2019		3.50%		06/21/19	11,000,000	11,074,878
Central Islip UFSD
TAN 2018-2019		3.50%		06/27/19	9,000,000	9,062,828
Deer Park UFSD
TAN 2018-2019		3.00%		06/25/19	10,000,000	10,043,675
East Islip UFSD
BAN 2018		3.00%		10/10/19	10,000,000	10,073,441
TAN 2018		3.00%		06/28/19	12,000,000	12,058,622
Half Hollow Hills CSD
TAN 2018-2019		3.00%		06/27/19	12,000,000	12,057,996
Liverpool CSD
BAN 2018		3.00%		06/28/19	12,500,000	12,555,919
New York City Housing Development Corp
M/F Housing RB Series 2018J		1.80%		02/01/19	9,000,000	9,000,000
New York State Dormitory Auth
CP (Cornell Univ)		1.95%		02/26/19	14,890,000	14,890,000
CP (Cornell Univ)		1.95%		03/05/19	19,000,000	19,000,000
State Personal Income Tax RB Series 2016D		5.00%		02/15/19	2,000,000	2,007,731
New York State Power Auth
CP Series 1&2		1.75%		01/03/19	3,100,000	3,100,000
CP Series 1&2		1.77%		01/09/19	15,000,000	15,000,000
CP Series 1&2		1.77%		01/10/19	10,000,000	10,000,000
Extendible CP Series 1		1.84%	03/11/19	09/06/19	5,000,000	5,000,000
Port Auth of New York & New Jersey
Consolidated Bonds 188th Series		5.00%		05/01/19	2,000,000	2,019,152
Port Washington UFSD
BAN 2018		4.00%		08/07/19	1,000,000	1,011,303
Sag Harbor UFSD
TAN 2018-2019		3.00%		06/25/19	7,000,000	7,033,282
Sayville UFSD
TAN 2018		3.00%		06/27/19	9,000,000	9,043,296
35
Schwab Municipal Money Funds  |  Annual Report
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Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
South Huntington UFSD
TAN 2018-2019		3.00%		06/27/19	10,000,000	10,048,579
Total Fixed-Rate Municipal Securities
(Cost $184,080,702)						184,080,702

Variable-Rate Municipal Securities 85.3% of net assets
New York 85.3%
Colonie Local Development Corp
RB (Shaker Pointe at Carondelet) Series 2011 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	9,285,000	9,285,000
RB (Shaker Pointe at Carondelet) Series 2013 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	11,410,000	11,410,000
Columbia Cnty IDA
Civic Facility RB (Columbia Memorial Hospital) Series 2008A (LOC: HSBC BANK USA NA)	a	1.74%		01/07/19	1,155,000	1,155,000
East Rochester Hsg Auth
Housing RB (Park Ridge Nursing Home) Series 2008 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	12,315,000	12,315,000
Erie Cnty IDA
IDRB (Hydro-Air Components) Series 2006 (LOC: HSBC BANK USA NA)	a	1.78%		01/07/19	3,985,000	3,985,000
Franklin Cnty Civic Development Corp
RB (Alice Hyde Medical Center) Series 2013A (LOC: HSBC BANK USA NA)	a	1.74%		01/07/19	7,720,000	7,720,000
Lancaster IDA
Civic Facility RB (GreenField Manor) Series 2000 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.78%		01/07/19	12,400,000	12,400,000
IDRB (Sealing Devices) Series 2007 (LOC: HSBC BANK USA NA)	a	1.78%		01/07/19	1,465,000	1,465,000
IDRB (Sealing Devices) Series 2016 (LOC: HSBC BANK USA NA)	a	1.76%		01/07/19	3,100,000	3,100,000
Metropolitan Transportation Auth
Dedicated Tax Fund Bonds Series 2009B (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,165,000	3,165,000
Dedicated Tax Fund Bonds Series 2016B-1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	7,315,000	7,315,000
Dedicated Tax Fund Refunding Bonds Series 2012A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
Dedicated Tax Fund Refunding Bonds Series 2016A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,345,000	5,345,000
Transportation RB Series 2006B (LOC: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	25,615,000	25,615,000
Transportation RB Series 2015E4 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.71%		01/07/19	16,550,000	16,550,000
Monroe Cnty IDA
Civic Facility RB (Margaret Woodbury Strong Museum) Series 2005 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	17,320,000	17,320,000
Nassau Health Care Corp
Cnty Guaranteed Bonds Series 2009B1 (LOC: TD BANK NA)	a	1.65%		01/07/19	1,055,000	1,055,000
New York City
GO Bonds Fiscal 2005 Series C3 (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	8,700,000	8,700,000
GO Bonds Fiscal 2006 Series I5 (LOC: BANK OF NEW YORK MELLON/THE)	a	1.74%		01/02/19	1,000,000	1,000,000
36
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
GO Bonds Fiscal 2009 Series H1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	15,000,000	15,000,000
GO Bonds Fiscal 2009 Series I1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	3,000,000	3,000,000
GO Bonds Fiscal 2009 Series J1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	10,535,000	10,535,000
GO Bonds Fiscal 2010 Series E (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,445,000	3,445,000
GO Bonds Fiscal 2010 Series G4 (LIQ: BARCLAYS BANK PLC)	a	1.70%		01/07/19	550,000	550,000
GO Bonds Fiscal 2012 Series A5 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	14,165,000	14,165,000
GO Bonds Fiscal 2012 Series D-3A (LIQ: BANK OF NEW YORK MELLON/THE)	a	1.74%		01/02/19	800,000	800,000
GO Bonds Fiscal 2012 Series D1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
GO Bonds Fiscal 2012 Series D3B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	13,000,000	13,000,000
GO Bonds Fiscal 2012 Series G6 (LOC: MIZUHO BANK LTD)	a	1.75%		01/02/19	1,250,000	1,250,000
GO Bonds Fiscal 2013 Series A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
GO Bonds Fiscal 2013 Series D&E (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,580,000	3,580,000
GO Bonds Fiscal 2013 Series F1 (LIQ: SUMITOMO MITSUI BANKING CORPORATION)	b,c	1.74%		01/07/19	7,300,000	7,300,000
GO Bonds Fiscal 2014 Series A1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
GO Bonds Fiscal 2014 Series I1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,635,000	2,635,000
GO Bonds Fiscal 2015 Series F5 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	3,930,000	3,930,000
GO Bonds Fiscal 2015 Series F7 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,830,000	5,830,000
GO Bonds Fiscal 2017 Series A1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	16,000,000	16,000,000
GO Bonds Fiscal 2017 Series A4 (LOC: CITIBANK NA)	a	1.72%		01/07/19	5,960,000	5,960,000
GO Bonds Fiscal 2017 Series A5 (LIQ: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.73%		01/02/19	2,180,000	2,180,000
GO Bonds Fiscal 2018 Series B1 (LIQ: US BANK NATIONAL ASSOCIATION) SIFMA Municipal Swap Index + 0.15%	b	1.86%	01/03/19	01/17/19	4,880,000	4,880,000
Go Bonds Fiscal 2018 Series B4 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	5,565,000	5,565,000
GO Bonds Fiscal 2018 Series B5 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	27,570,000	27,570,000
New York City Housing Development Corp
M/F Housing RB Series 2009C1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	10,000,000	10,000,000
M/F Housing RB Series 2017C4 (LIQ: WELLS FARGO BANK NA)	a	1.68%		01/07/19	10,805,000	10,805,000
M/F Housing RB Series 2018C1 (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	3,750,000	3,750,000
M/F Mortgage RB (1090 Franklin Ave Apts) 2005A (LOC: CITIBANK NA)	a	1.79%		01/07/19	2,320,000	2,320,000
M/F Mortgage RB (Las Casas) Series 2008A (LOC: BANK OF AMERICA NA)	a	1.84%		01/07/19	19,200,000	19,200,000
M/F Mortgage RB (Susan’s Court) Series 2007A (LOC: CITIBANK NA)	a	1.79%		01/07/19	2,400,000	2,400,000
M/F Rental Housing RB (Westport) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	25,000,000	25,000,000
New York City IDA
Empowerment Zone RB (Tiago Holdings) Series 2007 (LOC: LLOYDS BANK PLC)	a	1.74%		01/07/19	32,000,000	32,000,000
New York City Municipal Water Finance Auth
Water & Sewer System 2nd General Resolution RB Fiscal 2008 Series AA&DD & Fiscal 2009 Series FF2&GG1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	870,000	870,000
Water & Sewer System 2nd General Resolution RB Fiscal 2009 Series FF (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,425,000	2,425,000
37
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Water & Sewer System 2nd General Resolution RB Fiscal 2013 Series DD (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,715,000	4,715,000
Water & Sewer System 2nd General Resolution RB Fiscal 2018 Series AA (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	2,515,000	2,515,000
Water & Sewer System 2nd General Resolution RB Fiscal 2019 Series CC (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,500,000	6,500,000
Water & Sewer System 2nd Resolution RB Fiscal 2006 Series AA1B (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.69%		01/02/19	4,000,000	4,000,000
Water & Sewer System 2nd Resolution RB Fiscal 2011 Series EE (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,175,000	6,175,000
Water & Sewer System 2nd Resolution RB Fiscal 2012 Series BB (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	10,515,000	10,515,000
Water & Sewer System 2nd Resolution RB Fiscal 2014 Series AA3 (LIQ: TD BANK NA)	a	1.75%		01/02/19	1,150,000	1,150,000
Water & Sewer System 2nd Resolution RB Fiscal 2014 Series DD (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB2 (LIQ: MIZUHO BANK LTD)	a	1.68%		01/02/19	2,225,000	2,225,000
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB4 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	5,100,000	5,100,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB1A (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.68%		01/02/19	4,600,000	4,600,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series DD (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	2,800,000	2,800,000
Water & Sewer System RB Fiscal 2011 Series DD1 (LIQ: TD BANK NA)	a	1.75%		01/02/19	1,740,000	1,740,000
New York City Transitional Finance Auth
Building Aid RB Fiscal 2012 Series S1A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	5,625,000	5,625,000
Building Aid RB Fiscal 2013 Series S1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	12,500,000	12,500,000
Building Aid RB Fiscal 2015 Series S1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Building Aid RB Fiscal 2015 Series S2 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
Future Tax Secured Bonds Fiscal 1998 Series C (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	11,200,000	11,200,000
Future Tax Secured Bonds Fiscal 2011 Series D1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
Future Tax Secured Bonds Fiscal 2012 Series D1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Future Tax Secured Sub Bonds Fiscal 2010 Series A1 (LIQ: BARCLAYS BANK PLC)	a	1.73%		01/02/19	520,000	520,000
Future Tax Secured Sub Bonds Fiscal 2012 Series E1 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,450,000	5,450,000
Future Tax Secured Sub Bonds Fiscal 2013 Series F (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,480,000	6,480,000
Future Tax Secured Sub Bonds Fiscal 2014 Series D4 (LIQ: MIZUHO BANK LTD)	a	1.70%		01/02/19	635,000	635,000
Future Tax Secured Sub Bonds Fiscal 2016 Series E4 (LIQ: JPMORGAN CHASE BANK NA)	a	1.72%		01/02/19	700,000	700,000
Future Tax Secured Sub Bonds Fiscal 2017 Series B1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,000,000	3,000,000
Future Tax Secured Sub Bonds Fiscal 2018 Series B & A3 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	7,250,000	7,250,000
38
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Future Tax Secured Sub Bonds Fiscal 2018 Series C (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	4,200,000	4,200,000
Future Tax Secured Sub Bonds Fiscal 2019 Series B4 (LIQ: JPMORGAN CHASE BANK NA)	a	1.72%		01/02/19	5,250,000	5,250,000
Future Tax Secured Sub RB Fiscal 2011 Series C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	1,700,000	1,700,000
Future Tax Secured Sub RB Fiscal 2012 Series F1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	10,900,000	10,900,000
Future Tax Secured Sub RB Fiscal 2014 Series A1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	5,780,000	5,780,000
Future Tax Secured Sub RB Fiscal 2016 Series A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	1,500,000	1,500,000
Future Tax Secured Sub RB Fiscal 2018 Series C6 (LIQ: SUMITOMO MITSUI BANKING CORPORATION)	a	1.71%		01/07/19	1,555,000	1,555,000
New York City Trust for Cultural Resources
RB (American Museum of Natural History) Series 2014B2 (SIFMA Municipal Swap Index + 0.02%)		1.73%	01/03/19	07/09/19	15,000,000	15,000,000
New York Liberty Development Corp
Liberty RB Series 1WTC-2011 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.76%		01/07/19	5,815,000	5,815,000
New York State Dormitory Auth
RB (New York Univ) Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) SIFMA Municipal Swap Index + 0.13%	b	1.84%	01/03/19	02/21/19	4,355,000	4,355,000
RB (St. John’s Univ) Series 2007C (LOC: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	26,020,000	26,020,000
State Personal Income Tax RB Series 2011A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
State Personal Income Tax RB Series 2011A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	5,935,000	5,935,000
State Personal Income Tax RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
State Personal Income Tax RB Series 2015B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	1,875,000	1,875,000
State Personal Income Tax RB Series 2015E (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,250,000	6,250,000
State Personal Income Tax RB Series 2018A (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
State Sales Tax RB Series 2014A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	3,300,000	3,300,000
State Sales Tax RB Series 2015B (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	5,790,000	5,790,000
State Sales Tax RB Series 2017 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	5,625,000	5,625,000
New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison) Series 2005A3 (LOC: MIZUHO BANK LTD)	a	1.66%		01/07/19	4,700,000	4,700,000
New York State Environmental Facilities Corp
State Clean Water & Drinking Water Revolving Funds RB Series 2010C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,600,000	6,600,000
State Clean Water & Drinking Water Revolving Funds RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
39
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New York State HFA
Housing RB (25 Washington St) Series 2010A (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.75%		01/07/19	1,710,000	1,710,000
Housing RB (250 W 93rd St) Series 2005A (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.75%		01/07/19	13,805,000	13,805,000
Housing RB (360 W 43rd St) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	23,800,000	23,800,000
Housing RB (360 W 43rd St) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	13,800,000	13,800,000
Housing RB (39th St) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	5,300,000	5,300,000
Housing RB (600 W 42nd St) Series 2008A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	12,095,000	12,095,000
Housing RB (66 W 38th St) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.74%		01/07/19	4,100,000	4,100,000
Housing RB (900 8th Avenue) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	10,000,000	10,000,000
Housing RB (Capitol Green Apts) Series 2006A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	10,900,000	10,900,000
Housing RB (Chelsea Apartments) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.73%		01/07/19	3,145,000	3,145,000
Housing RB (Clinton Green North) Series 2005A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	50,000,000	50,000,000
Housing RB (Clinton Green South) Series 2005A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	26,000,000	26,000,000
Housing RB (Clinton Green) Series 2006A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	8,800,000	8,800,000
Housing RB (Gateway to New Cassel) Series 2006A (LOC: JPMORGAN CHASE BANK NA)	a	1.73%		01/07/19	5,500,000	5,500,000
Housing RB (Reverend Polite Ave Apts) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	7,435,000	7,435,000
Housing RB (Rip Van Winkle House) Series 2004A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	10,700,000	10,700,000
Housing RB (Theatre Row Tower) Series 2000A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	25,000,000	25,000,000
Housing RB (Tribeca Landing) Series 1997A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	18,900,000	18,900,000
Housing RB (Tribeca Park) Series 1997A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.81%		01/07/19	7,600,000	7,600,000
Housing RB (West Village Apts) Series 2008A (LOC: CITIBANK NA)	a	1.73%		01/07/19	5,700,000	5,700,000
Housing RB (Weyant Green Apts) Series 2007A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.81%		01/07/19	2,600,000	2,600,000
Hsg RB Series 2003A (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.81%		01/07/19	2,575,000	2,575,000
Service Contract Refunding RB Series 2003 M2 (LOC: BANK OF AMERICA NA)	a	1.76%		01/07/19	5,500,000	5,500,000
State Personal Income Tax RB Series 2005C (LIQ: JPMORGAN CHASE BANK NA)	a	1.77%		01/07/19	2,200,000	2,200,000
40
Schwab Municipal Money Funds  |  Annual Report
See financial notes

Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New York State Mortgage Agency
Homeowner Mortgage RB Series 144 (LIQ: BANK OF AMERICA NA)	a	1.77%		01/02/19	5,225,000	5,225,000
Homeowner Mortgage RB Series 210 (LIQ: BARCLAYS BANK PLC)	a	1.83%		01/07/19	17,090,000	17,090,000
New York State Urban Development Corp
State Personal Income Tax RB Series 2004A3C (LIQ: JPMORGAN CHASE BANK NA)	a	1.71%		01/07/19	2,920,000	2,920,000
State Personal Income Tax RB Series 2004A3D (LIQ: JPMORGAN CHASE BANK NA)	a	1.71%		01/07/19	3,600,000	3,600,000
State Personal Income Tax RB Series 2009B1 (ESCROW) (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
State Personal Income Tax RB Series 2013A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	9,365,000	9,365,000
State Personal Income Tax RB Series 2018A (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	9,930,000	9,930,000
Nuveen New York AMT-Free Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 3 (LOC: CITIBANK NA)	a,b	1.77%		01/07/19	2,700,000	2,700,000
Variable Rate Demand Preferred Shares Series 5 (LOC: TORONTO-DOMINION BANK/THE)	a,b	1.75%		01/07/19	40,000,000	40,000,000
Onondaga Cnty IDA
Civic Facility RB (Syracuse Research Corp) Series 1997A (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	1,170,000	1,170,000
Port Auth of New York & New Jersey
Consolidated Bonds 177th Series (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	1,700,000	1,700,000
Consolidated Bonds 194th Series (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	11,800,000	11,800,000
Consolidated Bonds 197th Series (LIQ: BARCLAYS BANK PLC)	b,c	1.79%		01/07/19	2,380,000	2,380,000
Consolidated Bonds 198th Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,055,000	3,055,000
Consolidated Bonds 205th Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,000,000	3,000,000
Consolidated Bonds 206th Series (LIQ: CITIBANK NA)	b,c	1.76%		01/07/19	2,500,000	2,500,000
Consolidated Bonds 206th Series (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.78%		01/07/19	2,000,000	2,000,000
Consolidated Bonds 211th Series (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	2,910,000	2,910,000
Ramapo Housing Auth
Facilities RB (Spring Valley Homes) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	400,000	400,000
Rockland Cnty IDA
RB (Northern Riverview) Series 1999 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.81%		01/07/19	6,065,000	6,065,000
Sales Tax Asset Receivable Corp
Sales Tax Asset RB Fiscal 2015 Series A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,750,000	5,750,000
Triborough Bridge & Tunnel Auth
General RB Series 2013C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
General RB Series 2017C-2 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	9,780,000	9,780,000
General RB Series 2018A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,715,000	4,715,000
General Refunding RB Series 2002F (LOC: CITIBANK NA)	a	1.70%		01/02/19	4,270,000	4,270,000
General Refunding RB Series 2005B-2 (LOC: CITIBANK NA)	a	1.70%		01/02/19	300,000	300,000
General Refunding RB Series 2017B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,195,000	4,195,000
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Schwab New York Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Utility Debt Securitization Auth
Restructuring Bonds Series 2013TE (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	24,375,000	24,375,000
Restructuring Bonds Series 2013TE (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,355,000	3,355,000
Warren & Wash Cnty IDA
RB (The Glen at Hiland Meadows) Series 2000 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.73%		01/07/19	7,810,000	7,810,000
Total Variable-Rate Municipal Securities
(Cost $1,169,745,000)						1,169,745,000
a	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $558,265,000 or 40.7% of net assets.
c	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

BAN —	Bond anticipation note
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDRB —	Industrial development revenue bond
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RB —	Revenue bond
SIFMA —	Securities Industry and Financial Markets Association
TAN —	Tax anticipation note
TOB —	Tender option bond
UFSD —	Union free school district
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab New York Municipal Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$1,353,825,702
Cash		2,679,547
Receivables:
Investments sold		9,085,856
Fund shares sold		13,505,169
Interest		3,884,999
Prepaid expenses	+	22,220
Total assets		1,383,003,493
Liabilities
Payables:
Investments bought		5,963,707
Investment adviser and administrator fees		363,310
Shareholder service fees		9,899
Independent trustees’ fees		37
Fund shares redeemed		4,250,187
Distributions to shareholders		380,999
Accrued expenses	+	140,256
Total liabilities		11,108,395
Net Assets
Total assets		1,383,003,493
Total liabilities	–	11,108,395
Net assets		$1,371,895,098
Net Assets by Source
Capital received from investors		1,372,034,265
Total distributable loss[1]		(139,167)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$245,842,312		245,796,369		$1.00
Investor Shares	$1,126,052,786		1,125,844,047		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).
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Schwab New York Municipal Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$20,996,564
Expenses
Investment adviser and administrator fees		4,936,087
Shareholder service fees:
Sweep Shares		1,862,354
Investor Shares		1,055,368
Portfolio accounting fees		113,251
Registration fees		61,697
Professional fees		47,546
Shareholder reports		36,682
Independent trustees’ fees		34,134
Custodian fees		30,097
Transfer agent fees		12,902
Interest expense		2,559
Other expenses	+	21,710
Total expenses		8,214,387
Expense reduction by CSIM and its affiliates	–	1,279,652
Net expenses	–	6,934,735
Net investment income		14,061,829
Realized Gains (Losses)
Net realized losses on investments		(139,167)
Increase in net assets resulting from operations		$13,922,662
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Schwab New York Municipal Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$14,061,829	$4,624,516
Net realized gains (losses)	+	(139,167)	120,888
Increase in net assets from operations		13,922,662	4,745,404
Distributions to Shareholders1
Sweep Shares		(6,029,018)	(4,556,818)
Investor Shares	+	(8,550,524)	(1,532,703)
Total distributions		($14,579,542)	($6,089,521)
Transactions in Fund Shares*
Shares Sold
Sweep Shares		3,041,705,898	3,487,557,334
Investor Shares	+	1,603,510,564	260,063,466
Total shares sold		4,645,216,462	3,747,620,800
Shares Reinvested
Sweep Shares		5,917,189	4,554,151
Investor Shares	+	7,032,034	1,287,407
Total shares reinvested		12,949,223	5,841,558
Shares Redeemed
Sweep Shares		(4,086,602,780)	(3,774,081,342)
Investor Shares	+	(806,886,979)	(148,015,452)
Total shares redeemed		(4,893,489,759)	(3,922,096,794)
Net transactions in fund shares		(235,324,074)	(168,634,436)
Net Assets
Beginning of period		1,607,876,052	1,777,854,605
Total decrease	+	(235,980,954)	(169,978,553)
End of period		$1,371,895,098	$1,607,876,052
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Sweep Share class of the fund distributed to shareholders $4,460,089 from net investment income and $96,729 from net realized gains, respectively. The Investor Share class of the fund distributed to shareholders $1,508,531 from net investment income and $24,172 from net realized gains, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
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Schwab Municipal Money Funds
Financial Notes

1. Business Structure of the Fund:
Each of the funds in this report is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Cash Reserves	Schwab AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund®	Schwab California Municipal Money Fund
Schwab Retirement Advantage Money Fund®	Schwab New York Municipal Money Fund
Schwab Investor Money Fund®
Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund each offer two share classes: Sweep Shares and Investor Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses.
Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the funds adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the
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Schwab Municipal Money Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. Securities held by stable NAV money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the funds’ investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
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Schwab Municipal Money Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.
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Schwab Municipal Money Funds
Financial Notes (continued)

3. Credit and Liquidity Enhancements:
A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of total assets for each fund’s investments in securities with these types of enhancements, as well as any entities providing enhancements to 10% or greater of investments in securities in each fund.
	Schwab California Municipal Money Fund	Schwab New York Municipal Money Fund
% of investments in securities with credit enhancements or liquidity enhancements	86%	84%
% of investments in securities with credit enhancements or liquidity enhancements 10% or greater from a single institution		11% (Federal National Mortgage Association)
For additional information, please refer to the funds’ Portfolio Holdings. Investments with credit enhancements are tickmarked as letter of credit “LOC,” guaranty “GTY” and/or liquidity agreement “LIQ,” respectively, along with the institution providing the enhancement.

4. Risk Factors:
Investment Risk. You could lose money by investing in the funds. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the funds’ liquidity falls below required minimums because of market conditions or other factors. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds’ sponsors have no legal obligation to provide financial support to the funds, and you should not expect that the sponsors will provide financial support to the funds at any time.
Retail Money Market Fund Risk. Each fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. A fund may involuntarily redeem any investor who is not a natural person. Each fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” each fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, each fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The funds are currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for a fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings.
Stable Net Asset Value Risk. If a fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. Each fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. Negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield
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Schwab Municipal Money Funds
Financial Notes (continued)

4. Risk Factors (continued):
to fall. A fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Credit and Liquidity Enhancements Risk. The funds may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for purchasers, such as the funds. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of a fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by a fund. Any decline in the value of the securities held by a fund could cause the fund’s share price or yield to fall. To the extent that a portion of a fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its investment objective. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag the yields of other money market funds.
State Risk. Schwab New York Municipal Money Fund and Schwab California Municipal Money Fund invest primarily in securities issued by the state of New York and its municipalities and the state of California and its municipalities, respectively. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of a fund’s portfolio. Further, a fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain New York and California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the states of New York and California and/or their municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, a fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
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Financial Notes (continued)

4. Risk Factors (continued):
Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fee paid to CSIM by the Schwab California Municipal Money Fund and the Schwab New York Municipal Money Fund were 0.33% and 0.34%, respectively, as a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The Plan also enables the Sweep Shares of the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions, it provides to fund shareholders invested in the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Sweep Shares of the funds are also subject to an annual sweep administration fee up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the funds’ shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
	Shareholder Servicing Fee	Sweep Administration Fee
Sweep Shares	0.15%	0.10%
Investor Shares	0.15%	n/a
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Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):
Contractual Expense Limitation
CSIM and its affiliates have made an additional agreement with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation), as follows:
	Schwab California Municipal Money Fund	Schwab New York Municipal Money Fund
Sweep Shares	0.55%	0.60%
Investor Shares	0.35%	0.35%
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2018, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab California Municipal Money Fund	$142,657,132	$—
Schwab New York Municipal Money Fund	184,429,791	(10,987)
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
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Financial Notes (continued)

7. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the funds’ investments was as follows:
	Schwab California Municipal Money Fund	Schwab New York Municipal Money Fund
Tax cost	$6,469,292,366	$1,353,825,702
As of December 31, 2018, the funds had no undistributed earnings on a tax basis.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab California Municipal Money Fund	Schwab New York Municipal Money Fund
No expiration	$—	$139,167
Total	$—	$139,167
For the year ended December 31, 2018, the funds had capital loss carryforwards utilized as follows:
	Schwab California Municipal Money Fund	Schwab New York Municipal Money Fund
Capital losses utilized	$251,623	$—
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab California Municipal Money Fund	Schwab New York Municipal Money Fund
Current period distributions
Tax-exempt income	$55,628,797	$14,061,829
Ordinary income	715,162	517,713
Long-term capital gains	105,846	—
Prior period distributions
Tax-exempt income	$20,437,395	$4,624,516
Ordinary income	—	1,344,104
Long-term capital gains	—	120,901
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

9. Subsequent Events:
At a meeting held on September 25, 2018, the Board of the trust approved the liquidation and redemption of the Sweep Shares of each fund. Each fund will redeem all of its outstanding Sweep Shares on or about April 10, 2019, and distribute the proceeds to its Sweep Shares shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of such fund’s Sweep Shares after the fund has paid or provided for all its charges, taxes, expenses and liabilities.
Other than the planned liquidation of the Sweep Shares as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund (two of the funds constituting The Charles Schwab Family of Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) for the year ended December 31, 2018.
Percentage
Schwab California Municipal Money Fund	100%
Schwab New York Municipal Money Fund	100%
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2018:
Schwab California Municipal Money Fund	$105,846
Schwab New York Municipal Money Fund	—
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Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None
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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
escrow  The issuer of an escrowed bond deposits funds in a trust which are verified by a third party to be sufficient to pay the bond’s principal and interest at maturity or at a call date. The funds in the trust are invested in high quality investments, typically US Treasury and Agency obligations which mature at or prior to the bond’s maturity or call date.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
fixed rate notes  A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.
Guaranty (GTY)  An instrument issued by a financial institution to unconditionally guarantee the repayment of a security’s principal and interest at maturity. The security will typically carry the rating of the institution which provides the guaranty rather than that of the security’s issuer.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
Letter of Credit (LOC)  An instrument issued by a financial institution which unconditionally guarantees the repayment of principal and interest at maturity and upon demand. Many securities known as variable-rate demand obligations (VRDOs) carry LOCs to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly.
Liquidity (LIQ)  A liquidity facility is issued by a financial institution to improve the ability of the issuer of the security to meet demands for payment. Many securities known as variable-rate demand obligations (VRDOs) carry liquidity facilities to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly. The issuer of the security must maintain strong long-term ratings and credit characteristics while the liquidity facility is in effect. If the issuer fails to meet certain predetermined financial conditions, the financial institution may terminate its obligation without notice.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset,

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Schwab Municipal Money Funds
demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
money market securities  High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue anticipation notes  Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
tax anticipation notes  Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.
tender option bond  A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
variable rate demand preferred shares (VRDP)  Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13859-22
00224342

Annual Report  |  December 31, 2018
Schwab Prime Money Funds

Schwab Value Advantage
Money Fund®
Schwab Retirement Advantage
Money Fund®
Schwab Investor Money Fund®
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Prime Money Funds  |  Annual Report

Schwab Prime Money Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
Investors found some respite from the market tumult in money market funds. In November 2018, money market funds enjoyed their biggest inflows since December 2014, as investors sold stock and bond positions and sought stability amid heightened market volatility. Money market funds have long served as holding places for investors keeping an eye out for the next opportunity, and rising interest rates in recent years have benefited those who employ them as a dedicated allocation.
As one of the country’s largest money market fund managers, we at Charles Schwab Investment Management view money market funds as a foundational part of a diversified portfolio. In addition to offering liquidity and current income, the Schwab Prime Money Funds seek to provide preservation of capital. As part of this focus, the portfolio management team that oversees the Schwab Prime Money Funds applies learnings from in depth credit research and analysis to help manage credit and interest rate risks. Additionally, the team evaluates stress testing designed to help them understand and prepare for a wide range of potential scenarios, including the impact of potential decreases or increases in short-term rates, widening of credit spreads, and downgrades and defaults among issuers.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

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Schwab Prime Money Funds
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Prime Money Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab Prime Money Funds
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Michael Lin, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he spent three years at American Century Investments, most recently as a senior trader of the taxable money market funds.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Jonathan Feske, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the funds. He previously was responsible for credit and investment research for global banks for CSIM’s taxable bond and money funds. Prior to joining CSIM in 2011, Mr. Feske was a high-yield bond analyst for more than two years at Miller Tabak Roberts Securities, a boutique corporate bond broker-dealer, which is now part of GMP Capital. He covered both U.S. and emerging market credits, focusing on distressed situations in various industrial sectors. Previously, Mr. Feske was employed in the securities industry as an equity trader for three years.
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Schwab Value Advantage Money Fund

The Schwab Value Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable- and floating-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, the fund’s weighted average maturity (WAM) declined slightly, beginning the reporting period at 30 days and ending at 27 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	27 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Value Advantage Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab Value Advantage Money Fund
	Investor Shares	Ultra Shares
Ticker Symbol	SWVXX	SNAXX
Minimum Initial Investment[1]	None	$1,000,000
Seven-Day Yield (with waivers)[2]	2.29%	2.44%
Seven-Day Yield (without waivers)[2]	2.19%	2.34%
Seven-Day Effective Yield (with waivers)[2]	2.31%	2.47%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Retirement Advantage Money Fund

The Schwab Retirement Advantage Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable- and floating-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, the fund’s weighted average maturity (WAM) declined slightly, beginning the reporting period at 29 days and ending at 26 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	26 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Prime Money Funds  |  Annual Report

Schwab Retirement Advantage Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
Schwab Retirement Advantage Money Fund
Ticker Symbol	SWIXX
Minimum Initial Investment[1]	None
Seven-Day Yield (with waivers)[2]	2.28%
Seven-Day Yield (without waivers)[2]	2.05%
Seven-Day Effective Yield (with waivers)[2]	2.30%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Prime Money Funds  |  Annual Report

Schwab Investor Money Fund

The Schwab Investor Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable- and floating-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, the fund’s weighted average maturity (WAM) declined slightly, beginning the reporting period at 32 days and ending at 27 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	27 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Prime Money Funds  |  Annual Report

Schwab Investor Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
Schwab Investor Money Fund
Ticker Symbol	SWRXX
Minimum Initial Investment[1]	None
Seven-Day Yield (with waivers)[2]	2.29%
Seven-Day Yield (without waivers)[2]	2.10%
Seven-Day Effective Yield (with waivers)[2]	2.32%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Prime Money Funds  |  Annual Report

Schwab Prime Money Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab Value Advantage Money Fund
Investor Shares
Actual Return	0.34%	$1,000.00	$1,010.10	$1.72
Hypothetical 5% Return	0.34%	$1,000.00	$1,023.49	$1.73
Ultra Shares
Actual Return	0.19%	$1,000.00	$1,010.90	$0.96
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.24	$0.97
Schwab Retirement Advantage Money Fund
Actual Return	0.35%	$1,000.00	$1,010.00	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79
Schwab Investor Money Fund
Actual Return	0.35%	$1,000.00	$1,010.00	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or Share Class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Prime Money Funds  |  Annual Report

Schwab Value Advantage Money Fund
Financial Statements
Financial Highlights
Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	—	0.00 [2]	(0.00) [2]	0.00 [2]
Total from investment operations	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	—	(0.00) [2]	—	—
Total distributions	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.79%	0.81%	0.25%	0.01%	0.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.34%	0.39% [3]	0.41% [4]	0.27% [4]	0.21% [4]
Gross operating expenses	0.44%	0.54%	0.58%	0.58%	0.58%
Net investment income (loss)	1.87%	0.84%	0.25%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$47,721	$14,955	$7,060	$6,406	$7,217

Ultra Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[5]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	—	0.00 [2]	(0.00) [2]	0.00 [2]
Total from investment operations	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	—	(0.00) [2]	—	—
Total distributions	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.94%	1.00%	0.45%	0.07%	0.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%	0.20% [3]	0.21% [4]	0.21% [4]	0.21% [4]
Gross operating expenses	0.29%	0.33%	0.35%	0.35%	0.35%
Net investment income (loss)	2.00%	1.08%	0.44%	0.07%	0.01%
Net assets, end of period (x 1,000,000)	$29,554	$12,612	$2,015	$1,972	$1,818
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
4
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
5
Effective November 17, 2017, the Select Shares and Premier Shares were combined into the Ultra Shares. The financial history as shown in the financial highlights is that of the former Ultra Shares.
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Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 47.2% of net assets
Asset-Backed Commercial Paper 16.0%
ALPINE SECURITIZATION LLC	a,b	2.73%		02/21/19	170,000,000	169,360,139
	a,b	2.84%		02/28/19	134,000,000	133,401,690
	a,b	2.77%		03/04/19	197,000,000	196,082,035
	a,b	2.78%		03/05/19	198,000,000	197,058,840
ATLANTIC ASSET SECURITIZATION LLC	a,b	2.64%		02/11/19	32,000,000	31,906,844
	a,b	2.82%		03/04/19	34,000,000	33,838,689
	a,b	2.92%		03/27/19	85,000,000	84,424,833
	a,b	2.89%		03/28/19	107,208,000	106,481,517
BARCLAYS US CCP FUNDING LLC	a,b	2.88%		03/14/19	80,000,000	79,548,756
BARTON CAPITAL SA	a,b	2.43%		01/03/19	32,000,000	31,997,858
	a,b	2.43%		01/09/19	52,000,000	51,975,632
	a,b	2.46%		01/09/19	37,000,000	36,982,446
	a,b	2.45%		01/15/19	25,000,000	24,978,062
	a,b	2.45%		01/17/19	100,000,000	99,898,750
	a,b	2.58%		02/04/19	25,000,000	24,941,333
	a,b	2.69%		02/05/19	53,000,000	52,866,352
	a,b	2.68%		02/07/19	54,000,000	53,856,360
	a,b	2.69%		02/12/19	22,000,000	21,933,102
	a,b	2.72%		02/12/19	3,500,000	3,489,237
	a,b	2.75%		03/04/19	22,400,000	22,296,381
	a,b	2.85%		03/11/19	95,100,000	94,591,638
BEDFORD ROW FUNDING CORP	a,b	2.53%		02/26/19	63,000,000	62,760,337
BENNINGTON STARK CAPITAL COMPANY LLC	a,b	2.50%		01/02/19	5,908,000	5,908,000
	a,b	2.45%		01/07/19	99,000,000	98,966,587
	a,b	2.54%		01/17/19	25,000,000	24,973,750
	a,b	2.62%		01/22/19	121,400,000	121,224,644
	a,b	2.67%		01/28/19	27,000,000	26,948,325
	a,b	2.72%		02/01/19	23,000,000	22,948,250
	a,b	2.90%		03/19/19	63,000,000	62,616,960
CAFCO LLC	a,b	2.47%		01/02/19	26,000,000	26,000,000
	a,b	2.42%		01/04/19	50,000,000	49,993,333
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Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
	a,b	2.50%		01/11/19	20,000,000	19,987,650
	a,b	2.67%		02/07/19	75,000,000	74,801,250
	a,b	2.62%		02/08/19	150,000,000	149,599,167
	a,b	2.65%		02/12/19	58,000,000	57,826,274
	a,b	2.48%		02/19/19	50,000,000	49,836,667
	a,b	2.68%		02/19/19	29,150,000	29,046,615
	a,b	2.69%		02/21/19	51,000,000	50,810,875
	a,b	2.75%		03/01/19	54,000,000	53,762,490
	a,b	2.80%		03/11/19	50,000,000	49,737,444
	a,b	2.84%		03/12/19	86,000,000	85,535,170
CANCARA ASSET SECURITISATION LLC	a,b	2.86%		03/22/19	180,000,000	178,878,200
	a,b	2.86%		03/25/19	157,100,000	156,083,738
CHARIOT FUNDING LLC	a,b	2.41%		01/03/19	149,500,000	149,490,075
	a,b	2.32%		01/09/19	40,000,000	39,982,111
	a,b	2.69%		03/01/19	195,000,000	194,161,175
	a,b	2.94%		05/13/19	50,000,000	49,472,361
	a,b	2.94%		05/29/19	100,000,000	98,815,833
	a,b	2.99%		06/10/19	58,750,000	57,984,536
	a,b	3.03%		06/12/19	84,500,000	83,373,850
	a,b	3.03%		06/13/19	25,000,000	24,664,750
CHARTA LLC	a,b	2.44%		01/11/19	100,000,000	99,939,500
	a,b	2.45%		01/16/19	50,000,000	49,952,750
	a,b	2.48%		01/22/19	11,500,000	11,484,347
	a,b	2.58%		02/04/19	80,000,000	79,812,267
	a,b	2.50%		02/11/19	72,000,000	71,801,600
	a,b	2.50%		02/12/19	75,000,000	74,788,167
	a,b	2.67%		02/15/19	48,200,000	48,043,886
	a,b	2.70%		02/25/19	64,500,000	64,240,710
	a,b	2.77%		03/05/19	75,000,000	74,644,792
	a,b	2.84%		03/15/19	69,000,000	68,610,840
	a,b	2.84%		03/28/19	24,000,000	23,840,200
	a,b	2.90%		05/10/19	30,000,000	29,694,933
	a,b	2.98%		06/10/19	43,000,000	42,441,645
COLLATERALIZED COMMERCIAL PAPER CO LLC	a	2.52%		01/23/19	150,000,000	149,782,125
	a	2.52%		01/24/19	120,000,000	119,817,400
COLLATERALIZED COMMERCIAL PAPER II CO LLC	a,b	2.51%		01/03/19	88,000,000	87,993,938
	a,b	2.52%		01/29/19	37,000,000	36,930,902
CRC FUNDING LLC	a,b	2.47%		01/02/19	35,000,000	35,000,000
	a,b	2.42%		01/04/19	25,000,000	24,996,667
	a,b	2.44%		01/10/19	50,000,000	49,973,111
	a,b	2.44%		01/11/19	25,000,000	24,984,875
	a,b	2.37%		01/14/19	39,000,000	38,969,450
	a,b	2.45%		01/15/19	50,000,000	49,956,125
	a,b	2.45%		01/16/19	58,000,000	57,945,190
	a,b	2.62%		02/08/19	45,550,000	45,428,280
	a,b	2.50%		02/11/19	25,000,000	24,931,111
	a,b	2.51%		02/13/19	75,000,000	74,782,125
	a,b	2.48%		02/21/19	50,000,000	49,829,861
14
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
	a,b	2.77%		02/28/19	30,000,000	29,869,375
	a,b	2.84%		03/13/19	190,000,000	188,958,167
	a,b	2.84%		04/01/19	59,100,000	58,687,974
CROWN POINT CAPITAL COMPANY LLC	a,b	2.50%		01/03/19	50,000,000	49,996,528
	a,b	2.47%		01/07/19	61,000,000	60,979,243
	a,b	2.47%		01/11/19	128,000,000	127,921,600
	a,b	2.52%		01/22/19	70,500,000	70,500,000
	a,b	2.62%		02/04/19	90,910,000	90,693,331
	a,b	2.73%		02/19/19	298,000,000	296,923,227
	a,b	2.84%		03/07/19	18,000,000	17,909,760
	a,b	2.87%		03/11/19	120,000,000	119,354,000
	a,b	2.90%		03/19/19	80,000,000	79,513,600
GOTHAM FUNDING CORP	a,b	2.44%		01/10/19	67,000,000	66,963,969
	a,b	2.85%		03/12/19	48,000,000	47,739,640
	a,b	2.84%		03/13/19	100,000,000	99,451,667
KELLS FUNDING LLC	a,b	2.42%		01/29/19	175,000,000	174,743,333
	a,b	2.44%		01/30/19	26,500,000	26,459,028
	a,b	2.62%		02/08/19	100,000,000	99,754,444
	a,b	2.58%		02/14/19	23,800,000	23,732,302
	a,b	2.67%		02/19/19	208,500,000	207,840,040
	a,b	2.67%		02/22/19	220,000,000	219,222,667
LEXINGTON PARKER CAPITAL COMPANY LLC	a,b	2.47%		01/10/19	133,000,000	132,927,589
	a,b	2.70%		02/01/19	20,000,000	19,955,333
	a,b	2.72%		02/01/19	178,000,000	177,599,500
LMA AMERICAS LLC	a,b	2.42%		01/10/19	70,000,000	69,962,667
	a,b	2.65%		02/04/19	125,000,000	124,698,646
	a,b	2.77%		02/25/19	82,000,000	81,661,750
	a,b	2.75%		02/27/19	130,000,000	129,447,933
	a,b	2.74%		03/01/19	22,000,000	21,903,591
	a,b	2.74%		03/04/19	95,000,000	94,562,156
	a,b	2.87%		03/07/19	24,500,000	24,375,867
	a,b	2.86%		03/08/19	25,000,000	24,871,806
	a,b	2.87%		03/11/19	68,200,000	67,832,857
MANHATTAN ASSET FUNDING COMPANY LLC	a,b	2.43%		01/07/19	9,500,000	9,496,820
	a,b	2.53%		01/10/19	16,000,000	15,991,040
	a,b	2.85%		03/08/19	71,000,000	70,637,210
	a,b	2.85%		03/12/19	39,000,000	38,788,457
METLIFE SHORT TERM FUNDING LLC	a,b	2.39%		01/03/19	88,739,000	88,733,133
	a,b	2.42%		01/22/19	70,000,000	69,906,667
	a,b	2.67%		02/20/19	107,331,000	106,943,863
NIEUW AMSTERDAM RECEIVABLES CORP	a,b	2.42%		01/09/19	40,000,000	39,981,333
	a,b	2.46%		01/11/19	200,000,000	199,878,000
	a,b	2.47%		01/22/19	71,000,000	70,903,361
	a,b	2.62%		02/01/19	49,000,000	48,893,833
	a,b	2.80%		03/05/19	34,000,000	33,837,216
	a,b	2.85%		03/11/19	200,000,000	198,930,889
	a,b	2.84%		03/14/19	124,000,000	123,310,353
15
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
OLD LINE FUNDING LLC	a,b	2.47%		02/20/19	74,000,000	73,754,238
	a,b	2.82%		03/12/19	100,000,000	99,463,333
	a,b	2.83%		04/23/19	77,000,000	76,335,233
	a,b	2.94%		05/29/19	25,000,000	24,703,958
PRICOA SHORT TERM FUNDING LLC	a,b	2.80%		04/05/19	25,000,000	24,820,458
RIDGEFIELD FUNDING COMPANY LLC	a,b	2.47%		01/07/19	26,500,000	26,490,983
	a,b	2.52%		01/15/19	34,000,000	33,969,306
	a,b	2.67%		02/01/19	52,000,000	51,885,167
	a,b	2.69%		02/01/19	22,000,000	21,951,050
	a,b	2.72%		02/08/19	43,000,000	42,880,675
	a,b	2.74%		02/13/19	52,000,000	51,834,987
	a,b	2.72%		02/19/19	179,000,000	178,355,600
	a,b	2.78%		02/25/19	37,000,000	36,846,820
	a,b	2.86%		03/11/19	60,000,000	59,678,133
	a,b	2.87%		03/11/19	33,000,000	32,822,350
	a,b	2.90%		03/19/19	130,000,000	129,209,600
SHEFFIELD RECEIVABLES COMPANY LLC	a,b	2.60%		02/06/19	99,900,000	99,649,417
	a,b	2.65%		02/08/19	81,900,000	81,678,620
	a,b	2.71%		02/26/19	18,500,000	18,423,970
	a,b	2.72%		02/27/19	119,000,000	118,500,200
STARBIRD FUNDING CORP	a,b	2.85%		03/11/19	136,500,000	135,770,332
	a,b	2.85%		03/12/19	17,000,000	16,907,789
	a,b	2.87%		03/13/19	48,800,000	48,529,567
THUNDER BAY FUNDING LLC	a,b	2.92%		05/20/19	98,000,000	96,918,080
VERSAILLES COMMERCIAL PAPER LLC	a,b	2.42%		01/04/19	97,000,000	96,987,067
	a,b	2.43%		01/07/19	100,000,000	99,966,528
	a,b	2.62%		02/06/19	47,000,000	46,881,194
	a,b	2.63%		02/06/19	18,825,000	18,777,232
	a,b	2.85%		03/04/19	40,500,000	40,305,791
	a,b	2.87%		03/11/19	50,000,000	49,730,833
	a,b	2.92%		04/01/19	14,000,000	13,899,628
VICTORY RECEIVABLES CORP	a,b	2.42%		01/03/19	119,000,000	118,992,066
	a,b	2.43%		01/07/19	50,000,000	49,983,264
	a,b	2.44%		01/10/19	22,000,000	21,988,169
	a,b	2.45%		01/10/19	40,000,000	39,978,400
	a,b	2.44%		01/17/19	79,000,000	78,920,342
	a,b	2.76%		02/25/19	125,000,000	124,486,250
	a,b	2.77%		03/04/19	70,000,000	69,673,819
	a,b	2.80%		03/05/19	59,000,000	58,717,521
	a,b	2.84%		03/12/19	64,472,000	64,123,529
	a,b	2.84%		03/13/19	100,000,000	99,451,667
	a,b	2.84%		03/14/19	100,000,000	99,443,833
						12,335,650,472
Financial Company Commercial Paper 5.7%
ABN AMRO FUNDING USA LLC	a,b	2.67%		02/20/19	50,000,000	49,819,653
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD	b	2.49%		03/12/19	184,000,000	183,132,440
16
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
BPCE SA	b	2.42%		01/02/19	434,000,000	434,000,000
DBS BANK LTD	b	2.42%		01/07/19	196,000,000	195,934,667
DNB BANK ASA	b	2.40%		01/07/19	42,000,000	41,986,058
HSBC USA INC	b	2.42%		01/09/19	80,000,000	79,962,511
	b	2.49%		01/18/19	31,000,000	30,966,107
	b	2.49%		01/24/19	50,000,000	49,924,833
	b	2.49%		01/25/19	48,700,000	48,623,460
	b	2.54%		02/04/19	25,000,000	24,942,479
	b	2.51%		02/15/19	45,000,000	44,863,875
ING US FUNDING LLC	a	2.52%		01/31/19	94,000,000	93,810,695
JP MORGAN SECURITIES LLC		2.48%		02/04/19	134,500,000	134,197,935
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.81%		01/02/19	162,000,000	162,000,000
MACQUARIE BANK LTD	b	2.64%		02/04/19	265,000,000	264,363,558
	b	2.66%		02/06/19	62,000,000	61,840,867
	b	2.77%		02/25/19	15,000,000	14,938,125
MITSUBISHI UFJ TRUST AND BANKING CORP (SINGAPORE BRANCH)	b	2.62%		01/29/19	74,000,000	73,855,700
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)	b	2.89%		03/25/19	120,400,000	119,612,919
NATIONWIDE BUILDING SOCIETY	b	2.42%		01/07/19	194,000,000	193,935,333
	b	2.68%		02/07/19	35,000,000	34,906,900
	b	2.76%		02/20/19	10,000,000	9,962,706
NATIXIS (NEW YORK BRANCH)		2.56%		01/31/19	197,000,000	196,596,916
NRW BANK	b	2.49%		02/07/19	150,000,000	149,629,500
	b	2.65%		02/11/19	201,000,000	200,410,400
OVERSEA-CHINESE BANKING CORPORATION LTD	b	2.47%		02/19/19	44,000,000	43,856,853
	b	2.58%		03/11/19	16,000,000	15,922,933
SANTANDER UK PLC		2.35%		01/02/19	204,500,000	204,500,000
		2.43%		01/07/19	157,000,000	156,947,013
		2.56%		01/31/19	73,500,000	73,349,611
		2.69%		02/21/19	122,000,000	121,547,583
		2.77%		03/04/19	200,000,000	199,068,056
SUMITOMO MITSUI BANKING CORPORATION	b	2.72%		02/22/19	53,000,000	52,797,275
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)	b	2.57%		01/17/19	100,000,000	99,893,750
SUMITOMO MITSUI TRUST BANK LTD (SINGAPORE BRANCH)	b	2.87%		03/22/19	46,000,000	45,712,308
UBS AG (LONDON BRANCH)	b	2.64%		04/12/19	17,000,000	16,876,750
UNITED OVERSEAS BANK LTD	b	2.61%		02/01/19	86,000,000	85,814,383
	b	2.61%		02/11/19	300,000,000	299,136,667
	b	2.51%		02/13/19	95,000,000	94,724,025
						4,404,364,844
Certificates of Deposit 15.9%
BANK OF MONTREAL (CHICAGO BRANCH)		2.44%		01/17/19	98,000,000	98,000,000
		2.73%		03/04/19	200,000,000	200,000,000
17
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
BARCLAYS BANK PLC (NEW YORK BRANCH)		2.67%		02/14/19	382,800,000	382,800,000
		2.70%		02/21/19	97,000,000	97,000,000
		2.70%		02/22/19	257,000,000	257,000,000
BAYERISCHE LANDESBANK (NEW YORK BRANCH)		2.44%		01/03/19	233,000,000	233,000,000
		2.75%		01/15/19	96,000,000	96,000,000
		2.70%		01/16/19	115,000,000	115,000,000
		2.75%		01/23/19	98,200,000	98,200,000
		2.90%		02/12/19	200,000,000	200,000,000
BRANCH BANKING AND TRUST COMPANY		2.42%		01/02/19	397,000,000	397,000,000
		2.42%		01/03/19	425,000,000	425,000,000
		2.42%		01/04/19	304,000,000	304,000,000
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)		2.52%		03/26/19	90,000,000	90,000,000
CITIBANK NA (NEW YORK BRANCH)		2.37%		01/14/19	258,000,000	258,000,000
		2.74%		03/21/19	65,000,000	65,000,000
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)		2.43%		02/04/19	79,000,000	79,000,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK(NEW YORK BRANCH)		2.40%		01/04/19	102,000,000	102,000,000
CREDIT SUISSE AG (NEW YORK BRANCH)		2.63%		04/05/19	460,200,000	460,200,000
DNB BANK ASA (NEW YORK BRANCH)		2.40%		01/17/19	84,000,000	84,000,000
DZ BANK AG DEUTSCHE ZENTRAL GENOSSENSCHAFTSBANK (NEW YORK BRANCH)		2.65%		02/19/19	196,000,000	196,000,000
		2.72%		02/27/19	130,000,000	130,000,000
		2.73%		03/04/19	157,000,000	157,000,000
HSBC BANK USA NA (NEW YORK BRANCH)		2.47%		02/15/19	75,000,000	75,000,000
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.80%		01/02/19	202,000,000	202,000,000
LLOYDS BANK CORPORATE MARKETS PLC (NEW YORK BRANCH)		2.75%		03/11/19	200,000,000	200,000,000
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)		2.45%		01/17/19	108,500,000	108,500,000
		2.45%		01/31/19	40,000,000	40,000,000
		2.67%		02/07/19	105,000,000	105,000,000
		2.46%		02/11/19	78,300,000	78,300,000
		2.47%		02/22/19	55,000,000	55,000,000
		2.47%		02/26/19	79,000,000	79,000,000
		2.47%		02/27/19	34,000,000	34,000,000
		2.79%		03/12/19	120,000,000	120,000,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.48%		01/15/19	112,000,000	112,000,000
		2.43%		01/22/19	62,000,000	62,000,000
		2.60%		02/05/19	128,000,000	128,000,000
		2.66%		02/07/19	72,000,000	72,000,000
		2.66%		02/11/19	42,000,000	42,000,000
		2.82%		03/14/19	248,000,000	248,000,000
MUFG BANK LTD (NEW YORK BRANCH)		2.46%		01/23/19	205,000,000	205,000,000
		2.43%		01/28/19	60,000,000	60,000,000
		2.64%		02/01/19	83,100,000	83,100,000
		2.45%		02/04/19	179,000,000	179,000,000
		2.45%		02/11/19	151,000,000	151,000,000
18
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
		2.46%		03/07/19	92,000,000	92,000,000
		2.85%		04/23/19	339,000,000	339,000,000
		2.83%		05/01/19	147,400,000	147,400,000
		2.85%		05/02/19	50,000,000	50,000,000
		2.90%		05/28/19	135,000,000	135,000,000
NATIONAL AUSTRALIA BANK LTD (LONDON BRANCH)		2.43%		01/16/19	100,000,000	100,000,000
		2.67%		03/08/19	150,000,000	150,001,342
NATIXIS (NEW YORK BRANCH)		2.44%		01/23/19	50,000,000	50,000,000
NORDEA BANK ABP (NEW YORK BRANCH)		2.37%		01/04/19	450,000,000	450,000,000
		2.40%		01/25/19	60,000,000	60,000,000
		2.71%		03/04/19	200,000,000	200,000,000
		2.77%		03/14/19	150,000,000	150,000,000
		2.77%		03/28/19	85,000,000	85,000,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)		2.40%		01/02/19	64,700,000	64,700,000
		2.43%		01/11/19	75,000,000	75,000,000
		2.45%		01/17/19	80,000,000	80,000,000
		2.65%		02/19/19	147,000,000	147,000,000
		2.80%		03/26/19	21,000,000	21,000,000
ROYAL BANK OF CANADA (NEW YORK BRANCH)		2.45%		02/27/19	230,200,000	230,200,000
STATE STREET BANK AND TRUST COMPANY		2.69%		03/15/19	400,000,000	400,000,000
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)		2.40%		01/04/19	97,500,000	97,500,000
		2.45%		01/25/19	136,000,000	136,000,000
		2.46%		02/15/19	130,000,000	130,000,000
		2.76%		03/07/19	161,000,000	161,000,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)		2.50%		01/17/19	109,000,000	109,000,000
		2.60%		02/01/19	82,000,000	82,000,000
		2.56%		02/04/19	125,000,000	125,000,000
		2.60%		02/06/19	152,000,000	152,000,000
		2.65%		02/13/19	15,600,000	15,600,000
		2.70%		02/21/19	27,000,000	27,000,000
		2.76%		03/04/19	31,000,000	31,000,000
		2.77%		03/08/19	151,000,000	151,000,000
		2.80%		03/12/19	10,000,000	10,000,000
		2.82%		03/18/19	13,000,000	13,000,000
		2.81%		03/22/19	86,000,000	86,000,000
		2.83%		03/27/19	38,000,000	38,000,000
		2.86%		04/04/19	65,000,000	65,000,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)		2.41%		01/22/19	179,500,000	179,500,000
		2.43%		02/01/19	262,000,000	262,000,000
		2.45%		02/06/19	185,000,000	185,000,000
		2.45%		02/07/19	79,000,000	79,000,000
WELLS FARGO BANK NA		2.82%		05/01/19	175,000,000	175,000,000
						12,299,001,342
Non-Financial Company Commercial Paper 1.3%
AUTOMATIC DATA PROCESSING INC	b	2.38%		01/02/19	63,000,000	63,000,000
19
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
CARGILL GLOBAL FUNDING PLC	a,b	2.40%		01/04/19	51,000,000	50,993,200
CARGILL INC	b	2.39%		01/02/19	48,000,000	48,000,000
	b	2.40%		01/04/19	21,000,000	20,997,200
CHEVRON CORP	b	2.55%		01/15/19	15,000,000	14,986,242
TOTAL CAPITAL CANADA LTD	a,b	2.43%		01/04/19	631,000,000	630,914,815
TOYOTA CREDIT CANADA INC		2.70%		02/12/19	50,000,000	49,847,389
		2.76%		03/04/19	81,000,000	80,623,935
						959,362,781
Non-Negotiable Time Deposits 7.4%
ABN AMRO BANK NV (AMSTERDAM BRANCH)		2.40%		01/07/19	169,000,000	169,000,000
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD (LONDON BRANCH)		2.45%		01/03/19	1,833,000,000	1,833,000,000
CREDIT SUISSE AG (GRAND CAYMAN ISLANDS BRANCH)		2.42%		01/04/19	44,000,000	44,000,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.42%		01/02/19	851,000,000	851,000,000
NATIONAL BANK OF CANADA (MONTREAL BRANCH)		2.45%		01/03/19	587,000,000	587,000,000
NORTHERN TRUST CO (GRAND CAYMAN ISLANDS BRANCH)		2.34%		01/02/19	956,000,000	956,000,000
ROYAL BANK OF CANADA (TORONTO BRANCH)		2.45%		01/02/19	265,000,000	265,000,000
		2.48%		01/03/19	201,000,000	201,000,000
		2.45%		01/07/19	67,000,000	67,000,000
TORONTO-DOMINION BANK/THE (TORONTO BRANCH)		2.50%		01/02/19	356,000,000	356,000,000
		2.50%		01/03/19	344,000,000	344,000,000
		2.45%		01/07/19	70,000,000	70,000,000
						5,743,000,000
Other Instruments 0.9%
BANK OF AMERICA NA		2.47%		02/05/19	228,000,000	228,000,000
		2.47%		02/08/19	200,000,000	200,000,000
		2.62%		04/08/19	275,000,000	275,000,000
						703,000,000
Total Fixed-Rate Obligations
(Cost $36,444,379,439)						36,444,379,439

Variable-Rate Obligations 21.1% of net assets
Asset-Backed Commercial Paper 1.5%
BEDFORD ROW FUNDING CORP
(1 mo. USD-LIBOR + 0.20%)	a,b	2.55%	01/02/19	07/01/19	40,000,000	40,000,000
(1 mo. USD-LIBOR + 0.34%)	a,b	2.77%	01/14/19	08/13/19	55,000,000	55,000,000
COLLATERALIZED COMMERCIAL PAPER CO LLC
(3 mo. USD-LIBOR + 0.10%)	a	2.52%		01/11/19	25,000,000	24,999,481
(1 mo. USD-LIBOR + 0.15%)	a	2.62%	01/22/19	02/20/19	114,500,000	114,500,000
(1 mo. USD-LIBOR + 0.31%)	a	2.70%	01/08/19	05/08/19	100,000,000	100,000,000
(3 mo. USD-LIBOR + 0.12%)	a	2.90%	03/14/19	06/14/19	46,000,000	46,000,000
20
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
COLLATERALIZED COMMERCIAL PAPER II CO LLC
(3 mo. USD-LIBOR + 0.06%)	a,b	2.46%		01/03/19	150,000,000	150,000,000
(1 mo. USD-LIBOR + 0.15%)	a,b	2.62%	01/22/19	02/20/19	165,000,000	165,000,000
(3 mo. USD-LIBOR + 0.19%)	a,b	2.78%	02/08/19	05/08/19	170,000,000	170,000,000
(3 mo. USD-LIBOR + 0.12%)	a,b	2.90%	03/14/19	06/14/19	90,000,000	90,000,000
OLD LINE FUNDING LLC
(1 mo. USD-LIBOR + 0.15%)	a,b	2.61%	01/18/19	03/18/19	114,100,000	114,100,000
(1 mo. USD-LIBOR + 0.15%)	a,b	2.66%	01/25/19	03/25/19	132,500,000	132,500,000
						1,202,099,481
Financial Company Commercial Paper 2.8%
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD
(1 mo. USD-LIBOR + 0.12%)	b	2.50%	01/07/19	03/06/19	235,000,000	235,000,000
HSBC BANK PLC
(3 mo. USD-LIBOR + 0.15%)	b	2.64%	01/25/19	04/25/19	84,000,000	84,000,000
HSBC USA INC
(1 mo. USD-LIBOR + 0.15%)	b	2.53%	01/07/19	03/07/19	125,000,000	125,000,000
(1 mo. USD-LIBOR + 0.29%)	b	2.75%	01/17/19	05/17/19	51,000,000	51,000,000
(1 mo. USD-LIBOR + 0.29%)	b	2.77%	01/22/19	05/21/19	54,000,000	54,000,000
ING US FUNDING LLC
(3 mo. USD-LIBOR + 0.07%)	a	2.65%		02/04/19	192,000,000	192,000,000
(1 mo. USD-LIBOR + 0.15%)	a	2.63%	01/22/19	02/21/19	226,000,000	226,000,888
JP MORGAN SECURITIES LLC
(1 mo. USD-LIBOR + 0.14%)		2.65%	01/25/19	02/25/19	119,000,000	119,000,000
(1 mo. USD-LIBOR + 0.31%)	b	2.70%	01/08/19	05/08/19	379,300,000	379,300,000
TORONTO-DOMINION BANK/THE
(1 mo. USD-LIBOR + 0.34%)	b	2.84%	01/23/19	08/23/19	56,000,000	56,000,000
(3 mo. USD-LIBOR + 0.18%)	b	3.00%	03/25/19	09/24/19	153,000,000	153,000,000
UBS AG (LONDON BRANCH)
(1 mo. USD-LIBOR + 0.30%)	b	2.65%	01/02/19	02/01/19	316,000,000	316,000,000
(1 mo. USD-LIBOR + 0.28%)	b	2.71%	01/14/19	05/13/19	175,000,000	175,000,000
						2,165,300,888
Certificates of Deposit 14.1%
BANK OF MONTREAL (CHICAGO BRANCH)
(1 mo. USD-LIBOR + 0.17%)		2.68%		01/25/19	197,000,000	197,000,000
(1 mo. USD-LIBOR + 0.14%)		2.52%	01/07/19	03/07/19	120,000,000	120,000,000
(1 mo. USD-LIBOR + 0.15%)		2.57%	01/14/19	03/12/19	75,000,000	74,998,478
BANK OF NOVA SCOTIA (HOUSTON BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/21/19	364,200,000	364,200,000
(3 mo. USD-LIBOR + 0.08%)		2.48%	01/03/19	04/03/19	194,500,000	194,500,000
(3 mo. USD-LIBOR + 0.08%)		2.49%	01/07/19	04/05/19	81,000,000	81,000,000
(3 mo. USD-LIBOR + 0.08%)		2.48%	01/02/19	07/02/19	146,500,000	146,500,000
(3 mo. USD-LIBOR + 0.16%)		2.94%	03/12/19	09/12/19	274,000,000	274,000,000
BNP PARIBAS (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.10%)		2.88%	03/13/19	06/13/19	150,000,000	150,000,000
21
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
BNP PARIBAS FORTIS SA/NV (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.30%)		2.74%	01/14/19	05/14/19	75,000,000	75,000,000
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.20%)		2.74%	02/01/19	05/01/19	28,000,000	28,012,725
(1 mo. USD-LIBOR + 0.30%)		2.81%	01/25/19	07/25/19	175,000,000	175,000,000
(1 mo. USD-LIBOR + 0.36%)		2.88%	01/30/19	09/30/19	80,000,000	80,000,000
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.13%)		2.57%	01/14/19	02/14/19	227,000,000	227,000,000
(1 mo. USD-LIBOR + 0.13%)		2.51%	01/07/19	03/06/19	140,700,000	140,700,000
(1 mo. USD-LIBOR + 0.17%)		2.63%	01/15/19	05/15/19	144,000,000	144,000,000
CREDIT SUISSE AG (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.17%)		2.56%	01/09/19	04/09/19	181,000,000	181,000,000
(3 mo. USD-LIBOR + 0.15%)		2.95%	03/19/19	06/19/19	161,000,000	161,000,000
HSBC BANK USA NA (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.04%)		2.81%		03/07/19	100,000,000	100,000,000
(1 mo. USD-LIBOR + 0.15%)		2.50%	01/02/19	04/01/19	150,000,000	150,000,000
(1 mo. USD-LIBOR + 0.15%)		2.50%	01/02/19	04/02/19	35,000,000	35,000,000
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.22%)		2.72%		01/23/19	138,000,000	138,000,000
(1 mo. USD-LIBOR + 0.21%)		2.71%		01/24/19	83,500,000	83,500,000
(1 mo. USD-LIBOR + 0.20%)		2.72%		01/31/19	45,000,000	45,000,000
MUFG BANK LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.29%)		2.67%	01/07/19	05/07/19	172,000,000	172,000,000
(1 mo. USD-LIBOR + 0.30%)		2.80%	01/23/19	05/23/19	135,000,000	135,000,000
NATIONAL AUSTRALIA BANK LTD (LONDON BRANCH)
(1 mo. USD-LIBOR + 0.11%)		2.50%	01/08/19	02/08/19	275,000,000	275,000,000
(1 mo. USD-LIBOR + 0.29%)		2.76%	01/22/19	05/20/19	149,500,000	149,500,000
NORDEA BANK ABP (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.12%)		2.58%	01/15/19	02/15/19	261,500,000	261,500,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.53%	01/07/19	03/06/19	105,000,000	105,000,000
(1 mo. USD-LIBOR + 0.14%)		2.57%	01/14/19	03/13/19	99,000,000	99,000,000
ROYAL BANK OF CANADA (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/15/19	102,000,000	102,000,000
(3 mo. USD-LIBOR + 0.08%)		2.53%	01/17/19	04/17/19	380,000,000	380,000,000
(3 mo. USD-LIBOR + 0.15%)		2.79%	02/20/19	05/20/19	200,000,000	200,000,000
(3 mo. USD-LIBOR + 0.13%)		2.84%	02/28/19	05/28/19	359,000,000	359,000,000
(3 mo. USD-LIBOR + 0.13%)		2.92%	03/18/19	09/17/19	250,000,000	250,000,000
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.05%)		2.47%		01/11/19	134,000,000	134,000,000
(1 mo. USD-LIBOR + 0.22%)		2.72%		01/22/19	122,000,000	122,000,000
(1 mo. USD-LIBOR + 0.17%)		2.63%	01/15/19	02/15/19	170,000,000	170,000,000
(1 mo. USD-LIBOR + 0.27%)		2.77%	01/23/19	04/23/19	199,750,000	199,750,000
(1 mo. USD-LIBOR + 0.28%)		2.63%	01/03/19	05/03/19	191,000,000	191,000,000
22
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.61%		01/16/19	450,500,000	450,500,000
SVENSKA HANDELSBANKEN AB (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.58%	01/14/19	03/13/19	31,000,000	31,000,000
(1 mo. USD-LIBOR + 0.17%)		2.65%	01/22/19	05/21/19	144,000,000	144,000,000
(3 mo. USD-LIBOR + 0.07%)		2.88%	03/28/19	06/28/19	143,000,000	143,000,000
SWEDBANK (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.16%)		2.67%		01/28/19	99,000,000	99,000,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/19/19	34,000,000	34,000,000
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/20/19	92,000,000	92,000,000
(1 mo. USD-LIBOR + 0.14%)		2.64%	01/23/19	02/25/19	262,000,000	262,000,000
(1 mo. USD-LIBOR + 0.15%)		2.62%	01/22/19	03/19/19	136,000,000	136,000,000
(1 mo. USD-LIBOR + 0.30%)		2.80%	01/22/19	07/22/19	503,000,000	503,000,000
(3 mo. USD-LIBOR + 0.17%)		2.91%	03/04/19	09/03/19	285,000,000	285,000,000
US BANK NATIONAL ASSOCIATION
(1 mo. USD-LIBOR + 0.15%)		2.58%	01/14/19	05/13/19	400,000,000	400,000,000
WELLS FARGO BANK NA
(1 mo. USD-LIBOR + 0.18%)		2.68%	01/23/19	02/04/19	45,000,000	45,000,000
(3 mo. USD-LIBOR + 0.10%)		2.87%		03/07/19	295,000,000	295,000,000
(3 mo. USD-LIBOR + 0.09%)		2.88%		03/15/19	217,000,000	217,000,000
(3 mo. USD-LIBOR + 0.08%)		2.48%	01/02/19	04/02/19	150,000,000	150,000,000
(3 mo. USD-LIBOR + 0.21%)		2.65%	01/18/19	04/18/19	50,000,000	50,027,987
(1 mo. USD-LIBOR + 0.30%)		2.82%	01/29/19	06/03/19	200,000,000	200,000,000
(1 mo. USD-LIBOR + 0.21%)		2.67%	01/15/19	07/15/19	220,000,000	220,000,000
(1 mo. USD-LIBOR + 0.23%)		2.69%	01/16/19	07/16/19	287,000,000	287,000,000
(3 mo. USD-LIBOR + 0.19%)		2.81%	01/14/19	08/13/19	85,000,000	85,000,000
WESTPAC BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.27%)		2.74%	01/22/19	05/20/19	76,000,000	76,000,000
						10,874,689,190
Non-Financial Company Commercial Paper 1.6%
TOYOTA CREDIT CANADA INC
(3 mo. USD-LIBOR + 0.03%)		2.62%		02/07/19	47,000,000	47,000,000
TOYOTA FINANCE AUSTRALIA LTD
(3 mo. USD-LIBOR + 0.08%)		2.73%		02/15/19	94,000,000	94,000,000
(3 mo. USD-LIBOR + 0.09%)		2.91%		03/22/19	79,400,000	79,400,000
TOYOTA MOTOR CREDIT CORP
(SOFR + 0.25%)		2.71%	01/02/19	01/17/19	46,000,000	46,000,000
(3 mo. USD-LIBOR + 0.08%)		2.51%	01/14/19	04/05/19	157,000,000	157,000,000
(3 mo. USD-LIBOR + 0.08%)		2.53%	01/17/19	04/12/19	100,000,000	100,000,000
(1 mo. USD-LIBOR + 0.16%)		2.66%	01/24/19	05/21/19	250,000,000	250,000,000
(1 mo. USD-LIBOR + 0.16%)		2.51%	01/03/19	06/27/19	295,000,000	295,000,000
(1 mo. USD-LIBOR + 0.16%)		2.51%	01/02/19	06/28/19	175,000,000	175,000,000
						1,243,400,000
23
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Variable Rate Demand Notes 0.5%
ABAG FINANCE AUTH
TAXABLE RB (PUBLIC POLICY INSTITUTE OF CALIFORNIA) SERIES 2001B (LOC: WELLS FARGO BANK NA)	c	2.44%		01/07/19	17,550,000	17,550,000
CELLMARK, INC
TAXABLE NOTES SERIES 2018A (LOC: SWEDBANK AB)	c	2.51%		01/07/19	36,000,000	36,000,000
COMMERCE CHARTER TOWNSHIP
TAXABLE LT GO REFUNDING BONDS SERIES 2008 (LOC: PNC BANK NATIONAL ASSOCIATION)	c	2.55%		01/07/19	19,880,000	19,880,000
COOK CNTY
TAXABLE GO BONDS SERIES 2004D (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	25,000,000	25,000,000
EAGLE CNTY
RB (TARNES AT BC) SERIES 1999B (LOC: WELLS FARGO BANK NA)	c	2.60%		01/07/19	2,410,000	2,410,000
EDWARD-ELMHURST HEALTHCARE
TAXABLE BONDS SERIES 2018 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	8,000,000	8,000,000
EMF, LLC
VARIABLE RATE DEMAND BONDS SERIES 2012 (LOC: COMERICA BANK)	c	2.55%		01/07/19	3,540,000	3,540,000
GFRE HOLDINGS, LLC
VARIABLE RATE DEMAND NOTES SERIES 2009A (LOC: FEDERAL HOME LOAN BANKS)	c	2.47%		01/07/19	1,565,000	1,565,000
HARTFORD HEALTHCARE CORP
TAXABLE BONDS SERIES C (LOC: JPMORGAN CHASE BANK NA)	c	2.44%		01/07/19	14,000,000	14,000,000
HOWARD UNIV
TAXABLE BONDS SERIES 2016 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	86,910,000	86,910,000
NEW YORK STATE HFA
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2015B (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.48%		01/07/19	83,000,000	83,000,000
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2016A (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.45%		01/07/19	40,000,000	40,000,000
SAN FRANCISCO
TAXABLE M/F HOUSING RB (1601 MARIPOSA APTS) SERIES 2017B (LOC: BANK OF AMERICA NA)	c	2.45%		01/07/19	15,000,000	15,000,000
TENDERFOOT SEASONAL HOUSING, LLC
TAXABLE NOTES SERIES 2000B (LOC: WELLS FARGO BANK NA)	c	2.60%		01/07/19	2,885,000	2,885,000
						355,740,000
Other Instruments 0.6%
BANK OF AMERICA NA
(1 mo. USD-LIBOR + 0.20%)		2.55%	01/02/19	05/01/19	256,500,000	256,500,000
(1 mo. USD-LIBOR + 0.28%)		2.67%	01/09/19	05/09/19	193,000,000	193,000,000
						449,500,000
Total Variable-Rate Obligations
(Cost $16,290,729,559)						16,290,729,559
24
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 30.9% of net assets
U.S. Government Agency Repurchase Agreements* 10.9%
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $72,111,857, 4.50%, due 10/20/48)		2.96%		01/02/19	70,011,511	70,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $344,185,226, 3.00% - 4.50%, due 08/20/46 - 10/20/48)		2.47%		01/04/19	334,160,413	334,000,000
BMO CAPITAL MARKETS CORP
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $130,831,076, 2.16% - 5.50%, due 12/01/19 - 11/20/68)		2.90%		01/02/19	127,020,461	127,000,000
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $615,084,466, 0.38% - 8.00%, due 05/01/19 - 11/01/48)		3.00%		01/02/19	593,098,833	593,000,000
JP MORGAN SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $358,313,465, 2.50% - 7.00%, due 04/20/26 - 05/15/59)		2.98%		01/02/19	350,057,944	350,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $515,000,000, 0.00% - 7.00%, due 01/23/19 - 12/20/48)		2.98%		01/02/19	500,082,778	500,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $154,500,000, 3.00% - 5.00%, due 02/15/26 - 12/20/48)		3.00%		01/02/19	150,025,000	150,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $350,200,000, 2.50% - 8.00%, due 11/01/25 - 12/20/48)		3.00%		01/02/19	340,056,667	340,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $489,250,001, 4.00%, due 08/01/48 - 12/01/48)		3.00%		01/02/19	475,079,167	475,000,000
MIZUHO SECURITIES USA LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $393,460,000, 2.50% - 6.50%, due 01/01/33 - 06/01/48)		2.98%		01/02/19	382,063,242	382,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $970,214,082, 0.00% - 6.00%, due 02/28/19 - 10/20/48)		2.97%		01/02/19	942,155,430	942,000,000
25
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $1,065,197,503, 2.09% - 7.00%, due 08/15/21 - 10/20/68)		3.00%		01/02/19	1,034,172,333	1,034,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $654,364,126, 2.27% - 6.50%, due 11/01/23 - 01/01/49)		2.47%		01/04/19	635,304,976	635,000,000
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $121,788,144, 2.42% - 6.50%, due 12/01/27 - 01/01/49)		2.45%		01/07/19	118,160,611	118,000,000
Issued 12/19/18, repurchase date 01/09/19 (Collateralized by U.S. Government Agency Securities valued at $176,381,719, 3.50% - 5.00%, due 07/01/47 - 01/01/49)		2.45%		01/07/19	171,221,113	171,000,000
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Government Agency Securities valued at $348,850,786, 2.17% - 6.50%, due 08/01/22 - 06/01/56)		2.45%		01/07/19	338,276,033	338,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $1,979,185,814, 0.00% - 8.50%, due 01/31/19 - 12/01/48)		3.00%		01/02/19	1,904,317,333	1,904,000,000
						8,463,000,000
U.S. Treasury Repurchase Agreements 14.3%
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $1,443,943,196, 0.00% - 8.00%, due 01/15/19 - 05/15/46)		2.95%		01/02/19	1,415,630,584	1,415,398,616
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $320,332,561, 2.13% - 2.75%, due 02/15/24 - 09/30/24)		2.95%		01/02/19	314,051,461	314,000,000
FEDERAL RESERVE BANK OF NEW YORK
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $9,361,170,029, 1.88% - 2.25%, due 02/28/21 - 11/15/27)		2.25%		01/02/19	9,361,170,000	9,360,000,000
						11,089,398,616
Other Repurchase Agreements** 5.7%
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $293,715,881, 0.00% - 10.00%, due 03/28/19 - 11/26/57)		2.70%		01/07/19	261,137,025	261,000,000
26
Schwab Prime Money Funds  |  Annual Report
See financial notes

Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $784,930,882, 0.00% - 9.66%, due 09/30/19 - 12/31/99)		2.70%		01/07/19	685,359,625	685,000,000
Issued 11/20/18, repurchase date 02/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $187,302,300, 0.00% - 12.00%, due 08/01/20 - 08/25/56)		2.62%		02/04/19	162,694,934	161,800,000
Issued 12/18/18, repurchase date 03/18/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $275,452,844, 5.31% - 7.16%, due 02/26/24 - 12/31/99)		2.73%		02/04/19	238,866,320	238,000,000
JP MORGAN SECURITIES LLC
Issued 11/27/18, repurchase date 05/28/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $519,029,788, 0.00% - 8.29%, due 01/25/22 - 03/25/58)		3.13%		04/01/19	454,890,625	450,000,000
Issued 12/27/18, repurchase date 06/25/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $331,317,760, 0.00% - 10.45%, due 10/15/25 - 01/25/58)		3.20%		04/01/19	290,432,000	288,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/19/18, repurchase date 03/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $455,975,001, 2.66% - 7.51%, due 12/25/25 - 10/25/56)		2.81%		02/04/19	397,954,604	396,500,000
RBC CAPITAL MARKETS LLC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities and common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $373,188,797, 1.25% - 8.05%, due 01/17/19 - 11/15/60)		2.50%		01/04/19	361,175,486	361,000,000
Issued 12/28/18, repurchase date 03/29/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $264,318,722, 0.35% - 8.30%, due 01/15/19 - 12/31/99)		2.74%		02/04/19	250,723,056	250,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $135,469,231, 1.13% - 4.70%, due 03/22/19 - 04/15/48)		2.49%		01/02/19	129,017,845	129,000,000
Issued 12/27/18, repurchase date 01/03/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $179,639,172, 1.63% - 7.30%, due 01/14/19 - 09/15/46)		2.55%		01/03/19	171,084,788	171,000,000
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Schwab Value Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $88,243,819, 2.30% - 7.15%, due 01/08/19 - 08/15/43)		2.55%		01/07/19	84,041,650	84,000,000
Issued 10/10/18, repurchase date 04/08/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $688,677,500, 0.00% - 13.51%, due 01/07/19 - 04/25/56)		3.00%		04/05/19	598,702,500	590,000,000
Issued 10/25/18, repurchase date 04/23/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $359,636,970, 0.00% - 8.57%, due 01/17/20 - 04/25/57)		3.07%		04/05/19	312,255,020	308,000,000
						4,373,300,000
Total Repurchase Agreements
(Cost $23,925,698,616)						23,925,698,616
a	Credit-enhanced or liquidity-enhanced.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $18,502,189,439 or 23.9% of net assets.
c	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.
**	Collateralized via common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations or less frequently by higher rated U.S. Government Agency Securities and/ or U.S. Treasury Securities.

ABS —	Asset-backed securities
AUTH —	Authority
CNTY —	County
ETF —	Exchange-traded fund
GO —	General obligation
HFA —	Housing finance agency/authority
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LOC —	Letter of credit
LT —	Limited tax
M/F —	Multi-family
RB —	Revenue bond
SIFMA —	Securities Industry and Financial Markets Association
SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
28
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Schwab Value Advantage Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$52,735,108,998
Repurchase agreements, at cost and value (Note 2a)		23,925,698,616
Receivables:
Fund shares sold		935,838,506
Interest		109,526,066
Prepaid expenses	+	1,344,126
Total assets		77,707,516,312
Liabilities
Payables:
Investment adviser and administrator fees		10,575,531
Shareholder service fees		1,150,750
Independent trustees’ fees		536
Fund shares redeemed		379,405,224
Distributions to shareholders		39,965,904
Accrued expenses	+	1,063,323
Total liabilities		432,161,268
Net Assets
Total assets		77,707,516,312
Total liabilities	–	432,161,268
Net assets		$77,275,355,044
Net Assets by Source
Capital received from investors		77,275,519,351
Total distributable loss[1]		(164,307)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$47,721,014,135		47,719,880,796		$1.00
Ultra Shares	$29,554,340,909		29,553,636,402		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 7 for additional information).
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Schwab Prime Money Funds  |  Annual Report
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Schwab Value Advantage Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$1,055,658,976
Expenses
Investment adviser and administrator fees		136,649,911
Shareholder service fees:
Investor Shares		42,085,846
Registration fees		1,729,886
Custodian fees		751,996
Portfolio accounting fees		564,524
Transfer agent fees		386,539
Shareholder reports		296,485
Professional fees		179,453
Independent trustees’ fees		163,018
Other expenses	+	401,764
Total expenses		183,209,422
Expense reduction by CSIM and its affiliates	–	49,691,570
Net expenses	–	133,517,852
Net investment income		922,141,124
Realized Gains (Losses)
Net realized losses on investments		(164,307)
Increase in net assets resulting from operations		$921,976,817
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Schwab Prime Money Funds  |  Annual Report
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Schwab Value Advantage Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$922,141,124	$177,583,869
Net realized losses	+	(164,307)	—
Increase in net assets from operations		921,976,817	177,583,869
Distributions to Shareholders1
Investor Shares		(522,049,352)	(88,765,843)
Select Shares		—	(23,616,311)
Premier Shares		—	(20,120,380)
Ultra Shares	+	(400,091,772)	(45,081,335)
Total distributions		($922,141,124)	($177,583,869)
Transactions in Fund Shares*,2
Shares Sold
Investor Shares		59,292,555,438	14,378,323,416
Select Shares		—	4,606,091,127
Premier Shares		—	3,651,693,774
Ultra Shares	+	40,153,320,932	14,755,467,171
Total shares sold		99,445,876,370	37,391,575,488
Shares Reinvested
Investor Shares		425,137,746	75,731,497
Select Shares		—	18,532,462
Premier Shares		—	15,767,941
Ultra Shares	+	327,411,432	37,801,235
Total shares reinvested		752,549,178	147,833,135
Shares Redeemed
Investor Shares		(26,952,054,314)	(6,558,349,016)
Select Shares		—	(6,143,081,645)
Premier Shares		—	(4,981,302,382)
Ultra Shares	+	(23,538,075,824)	(4,196,699,282)
Total shares redeemed		(50,490,130,138)	(21,879,432,325)
Net transactions in fund shares		49,708,295,410	15,659,976,298
Net Assets
Beginning of period		27,567,223,941	11,907,247,643
Total increase	+	49,708,131,103	15,659,976,298
End of period		$77,275,355,044	$27,567,223,941
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Investor Share class, Select Share class, Premier Share class and Ultra Share class of the fund distributed to shareholders $88,765,843, $23,616,311 , $20,120,380 and $45,081,335 from net investment income, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
[2]	Effective November 17, 2017, all outstanding Select Shares valued at $3,656,634,339 and Premier Shares valued at $2,774,212,250 combined with Ultra Shares.
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Schwab Retirement Advantage Money Fund
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	(0.00) [2]	(0.00) [2]	—	—
Total distributions	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.76%	0.77%	0.23%	0.01%	0.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.43% [3]	0.46% [4]	0.27% [4]	0.21% [4]
Gross operating expenses	0.62%	0.66%	0.63%	0.61%	0.61%
Net investment income (loss)	1.75%	0.77%	0.18%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$189	$199	$252	$700	$741

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
4
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
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Schwab Prime Money Funds  |  Annual Report
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 42.2% of net assets
Asset-Backed Commercial Paper 18.3%
ALPINE SECURITIZATION LLC	a,b	2.77%		03/04/19	1,000,000	995,340
	a,b	2.78%		03/05/19	1,000,000	995,247
ATLANTIC ASSET SECURITIZATION LLC	a,b	2.82%		03/04/19	100,000	99,526
BARTON CAPITAL SA	a,b	2.43%		01/09/19	700,000	699,672
BENNINGTON STARK CAPITAL COMPANY LLC	a,b	2.45%		01/07/19	1,000,000	999,662
	a,b	2.62%		01/22/19	600,000	599,133
CAFCO LLC	a,b	2.47%		01/02/19	1,500,000	1,500,000
	a,b	2.84%		03/12/19	400,000	397,838
CHARIOT FUNDING LLC	a,b	2.69%		03/01/19	3,000,000	2,987,095
CHARTA LLC	a,b	2.67%		02/15/19	1,800,000	1,794,170
COLLATERALIZED COMMERCIAL PAPER CO LLC	a	2.52%		01/24/19	1,000,000	998,478
COLLATERALIZED COMMERCIAL PAPER II CO LLC	a,b	2.51%		01/03/19	1,000,000	999,931
	a,b	2.52%		01/29/19	300,000	299,440
CRC FUNDING LLC	a,b	2.62%		02/08/19	450,000	448,797
	a,b	2.84%		04/01/19	1,500,000	1,489,542
CROWN POINT CAPITAL COMPANY LLC	a,b	2.47%		01/07/19	1,000,000	999,660
	a,b	2.62%		02/04/19	240,000	239,428
	a,b	2.73%		02/19/19	1,100,000	1,096,025
GOTHAM FUNDING CORP	a,b	2.44%		01/10/19	500,000	499,731
KELLS FUNDING LLC	a,b	2.58%		02/14/19	1,200,000	1,196,587
LMA AMERICAS LLC	a,b	2.65%		02/04/19	2,300,000	2,294,455
	a,b	2.77%		02/25/19	1,000,000	995,875
	a,b	2.74%		03/04/19	1,400,000	1,393,548
MANHATTAN ASSET FUNDING COMPANY LLC	a,b	2.43%		01/07/19	2,500,000	2,499,163
	a,b	2.85%		03/12/19	1,000,000	994,576
METLIFE SHORT TERM FUNDING LLC	a,b	2.42%		01/22/19	1,000,000	998,667
	a,b	2.67%		02/20/19	700,000	697,475
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
OLD LINE FUNDING LLC	a,b	2.47%		02/20/19	1,300,000	1,295,683
RIDGEFIELD FUNDING COMPANY LLC	a,b	2.52%		01/15/19	300,000	299,729
SHEFFIELD RECEIVABLES COMPANY LLC	a,b	2.60%		02/06/19	100,000	99,749
STARBIRD FUNDING CORP	a,b	2.87%		03/13/19	1,200,000	1,193,350
VERSAILLES COMMERCIAL PAPER LLC	a,b	2.42%		01/04/19	250,000	249,967
	a,b	2.63%		02/06/19	175,000	174,556
VICTORY RECEIVABLES CORP	a,b	2.42%		01/03/19	2,000,000	1,999,867
						34,521,962
Certificates of Deposit 14.2%
BAYERISCHE LANDESBANK (NEW YORK BRANCH)		2.75%		01/23/19	1,800,000	1,800,000
BRANCH BANKING AND TRUST COMPANY		2.42%		01/02/19	1,000,000	1,000,000
		2.42%		01/04/19	1,000,000	1,000,000
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)		2.75%		04/22/19	1,800,000	1,800,000
CREDIT SUISSE AG (NEW YORK BRANCH)		2.63%		04/05/19	1,800,000	1,800,000
DZ BANK AG DEUTSCHE ZENTRAL GENOSSENSCHAFTSBANK (NEW YORK BRANCH)		2.65%		02/19/19	800,000	800,000
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)		2.46%		02/11/19	1,700,000	1,700,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.66%		02/11/19	2,500,000	2,500,000
MUFG BANK LTD (NEW YORK BRANCH)		2.46%		03/07/19	3,000,000	3,000,000
		2.83%		05/01/19	100,000	100,000
NORDEA BANK ABP (NEW YORK BRANCH)		2.37%		01/04/19	2,000,000	2,000,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)		2.40%		01/02/19	1,300,000	1,300,000
ROYAL BANK OF CANADA (NEW YORK BRANCH)		2.45%		02/27/19	1,800,000	1,800,000
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)		2.76%		03/07/19	1,400,000	1,400,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)		2.60%		02/06/19	100,000	100,000
		2.65%		02/13/19	100,000	100,000
		2.80%		03/12/19	700,000	700,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)		2.41%		01/22/19	1,000,000	1,000,000
US BANK NATIONAL ASSOCIATION		2.81%		05/24/19	3,000,000	3,000,000
						26,900,000
Financial Company Commercial Paper 8.1%
DBS BANK LTD	b	2.42%		01/07/19	1,000,000	999,667
DNB BANK ASA	b	2.40%		01/07/19	500,000	499,834
HSBC USA INC	b	2.49%		01/25/19	1,300,000	1,297,957
ING US FUNDING LLC	a	2.52%		01/31/19	3,500,000	3,492,951
JP MORGAN SECURITIES LLC		2.48%		02/04/19	1,000,000	997,754
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.81%		01/02/19	900,000	900,000
MACQUARIE BANK LTD	b	2.66%		02/06/19	900,000	897,690
34
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
MITSUBISHI UFJ TRUST AND BANKING CORP (SINGAPORE BRANCH)	b	2.62%		01/29/19	1,000,000	998,050
NATIONWIDE BUILDING SOCIETY	b	2.42%		01/07/19	800,000	799,733
SANTANDER UK PLC		2.56%		01/31/19	1,500,000	1,496,931
SUMITOMO MITSUI TRUST BANK LTD (SINGAPORE BRANCH)	b	2.87%		03/22/19	1,000,000	993,746
UBS AG (LONDON BRANCH)	b	2.64%		04/12/19	2,000,000	1,985,500
						15,359,813
Non-Negotiable Time Deposits 1.6%
NATIONAL BANK OF CANADA (MONTREAL BRANCH)		2.45%		01/03/19	1,000,000	1,000,000
TORONTO-DOMINION BANK/THE (TORONTO BRANCH)		2.45%		01/07/19	2,000,000	2,000,000
						3,000,000
Total Fixed-Rate Obligations
(Cost $79,781,775)						79,781,775

Variable-Rate Obligations 18.0% of net assets
Asset-Backed Commercial Paper 1.3%
COLLATERALIZED COMMERCIAL PAPER CO LLC
(1 mo. USD-LIBOR + 0.15%)	a	2.62%	01/22/19	02/20/19	1,500,000	1,500,000
OLD LINE FUNDING LLC
(1 mo. USD-LIBOR + 0.15%)	a,b	2.61%	01/18/19	03/18/19	900,000	900,000
						2,400,000
Financial Company Commercial Paper 0.4%
JP MORGAN SECURITIES LLC
(1 mo. USD-LIBOR + 0.31%)	b	2.70%	01/08/19	05/08/19	700,000	700,000
Certificates of Deposit 11.2%
BANK OF NOVA SCOTIA (HOUSTON BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/21/19	300,000	300,000
(3 mo. USD-LIBOR + 0.08%)		2.48%	01/03/19	04/03/19	500,000	500,000
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.13%)		2.51%	01/07/19	03/06/19	800,000	800,000
HSBC BANK USA NA (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.50%	01/02/19	04/02/19	1,300,000	1,300,000
NORDEA BANK ABP (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.12%)		2.58%	01/15/19	02/15/19	1,500,000	1,500,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.53%	01/07/19	03/06/19	1,000,000	1,000,000
ROYAL BANK OF CANADA (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/15/19	1,000,000	1,000,000
(3 mo. USD-LIBOR + 0.15%)		2.79%	02/20/19	05/20/19	1,500,000	1,500,000
35
Schwab Prime Money Funds  |  Annual Report
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.05%)		2.47%		01/11/19	1,500,000	1,500,000
(1 mo. USD-LIBOR + 0.27%)		2.77%	01/23/19	04/23/19	250,000	250,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.61%		01/16/19	1,500,000	1,500,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/19/19	2,000,000	2,000,000
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/20/19	1,000,000	1,000,000
(1 mo. USD-LIBOR + 0.14%)		2.64%	01/23/19	02/25/19	1,000,000	1,000,000
WELLS FARGO BANK NA
(1 mo. USD-LIBOR + 0.30%)		2.82%	01/29/19	06/03/19	3,000,000	3,000,000
(1 mo. USD-LIBOR + 0.23%)		2.69%	01/16/19	07/16/19	1,000,000	1,000,000
WESTPAC BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.27%)		2.74%	01/22/19	05/20/19	2,000,000	2,000,000
						21,150,000
Variable Rate Demand Notes 2.2%
CALIFORNIA ENTERPRISE DEVELOPMENT FINANCE AUTH
TAXABLE RB (SCONZA CANDY) SERIES 2008A (LOC: COMERICA BANK)	c	2.55%		01/07/19	255,000	255,000
EDWARD-ELMHURST HEALTHCARE
TAXABLE BONDS SERIES 2018 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	1,000,000	1,000,000
HOWARD UNIV
TAXABLE BONDS SERIES 2016 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	1,895,000	1,895,000
NEW YORK STATE HFA
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2015B (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.48%		01/07/19	1,000,000	1,000,000
						4,150,000
Other Instrument 1.8%
BANK OF AMERICA NA
(1 mo. USD-LIBOR + 0.20%)		2.55%	01/02/19	05/01/19	3,500,000	3,500,000
Non-Financial Company Commercial Paper 1.1%
TOYOTA FINANCE AUSTRALIA LTD
(3 mo. USD-LIBOR + 0.08%)		2.73%		02/15/19	1,000,000	1,000,000
(3 mo. USD-LIBOR + 0.09%)		2.91%		03/22/19	600,000	600,000
TOYOTA MOTOR CREDIT CORP
(SOFR + 0.25%)		2.71%	01/02/19	01/17/19	500,000	500,000
						2,100,000
Total Variable-Rate Obligations
(Cost $34,000,000)						34,000,000
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 37.8% of net assets
U.S. Government Agency Repurchase Agreements* 15.9%
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $2,042,845, 0.00% - 4.50%, due 03/15/21 - 10/20/48)		3.00%		01/02/19	2,000,333	2,000,000
GOLDMAN SACHS & CO LLC
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by U.S. Government Agency Securities valued at $7,140,554, 2.00% - 10.09%, due 05/25/19 - 07/01/47)		2.52%		01/07/19	7,003,430	7,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $9,270,001, 4.00%, due 10/01/47)		3.00%		01/02/19	9,001,500	9,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $2,060,390, 1.88% - 5.38%, due 07/15/19 - 10/20/48)		2.97%		01/02/19	2,000,330	2,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $4,120,687, 3.50% - 5.00%, due 08/01/42 - 01/01/49)		3.00%		01/02/19	4,000,667	4,000,000
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $1,032,103, 3.00% - 5.00%, due 11/25/48 - 01/01/49)		2.45%		01/07/19	1,001,361	1,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $5,200,867, 3.00% - 4.50%, due 02/01/37 - 11/01/48)		3.00%		01/02/19	5,000,833	5,000,000
						30,000,000
U.S. Treasury Repurchase Agreements 15.5%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $4,080,689, 2.75%, due 11/15/23)		2.90%		01/02/19	4,000,644	4,000,000
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $17,761,598, 0.00% - 2.50%, due 05/02/19 - 02/15/45)		2.95%		01/02/19	17,413,293	17,410,440
BARCLAYS CAPITAL INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $3,060,057, 0.00%, due 01/08/19 - 02/05/19)		2.95%		01/02/19	3,000,492	3,000,000
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $1,020,241, 0.00% - 2.75%, due 01/24/19 - 04/30/23)		2.95%		01/02/19	1,000,164	1,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $4,080,736, 0.00% - 3.13%, due 01/03/19 - 11/15/41)		2.95%		01/02/19	4,000,656	4,000,000
						29,410,440
Other Repurchase Agreements** 6.4%
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $1,150,604, 0.00% - 9.23%, due 07/25/29 - 01/28/70)		2.70%		01/07/19	1,000,525	1,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,282,532, 2.79% - 6.76%, due 01/20/22 - 11/15/48)		2.70%		01/07/19	2,001,050	2,000,000
Issued 11/20/18, repurchase date 02/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $694,570, 0.00% - 9.23%, due 01/22/31 - 01/28/70)		2.62%		02/04/19	603,319	600,000
JP MORGAN SECURITIES LLC
Issued 12/27/18, repurchase date 06/25/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,300,839, 5.29%, due 08/17/48)		3.20%		04/01/19	2,016,889	2,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/19/18, repurchase date 03/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,747,535, 3.40% - 6.50%, due 10/01/23 - 05/01/54)		2.81%		02/04/19	2,509,172	2,500,000
RBC CAPITAL MARKETS LLC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities and common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,099,933, 1.65% - 9.88%, due 03/01/19 - 11/15/45)		2.50%		01/04/19	2,000,972	2,000,000
38
Schwab Prime Money Funds  |  Annual Report
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Schwab Retirement Advantage Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
WELLS FARGO SECURITIES LLC
Issued 10/10/18, repurchase date 04/08/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,334,501, 4.50%, due 10/17/23)		3.00%		04/05/19	2,029,500	2,000,000
						12,100,000
Total Repurchase Agreements
(Cost $71,510,440)						71,510,440
a	Credit-enhanced or liquidity-enhanced.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $43,595,661 or 23.1% of net assets.
c	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.
**	Collateralized via common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations or less frequently by higher rated U.S. Government Agency Securities and/ or U.S. Treasury Securities.

ABS —	Asset-backed securities
AUTH —	Authority
ETF —	Exchange-traded fund
HFA —	Housing finance agency/authority
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LOC —	Letter of credit
RB —	Revenue bond
SIFMA —	Securities Industry and Financial Markets Association
SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Retirement Advantage Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$113,781,775
Repurchase agreements, at cost and value (Note 2a)		71,510,440
Receivables:
Fund shares sold		3,768,078
Interest		238,035
Prepaid expenses	+	13,242
Total assets		189,311,570
Liabilities
Payables:
Investment adviser and administrator fees		43,155
Independent trustees’ fees		35
Fund shares redeemed		132,840
Distributions to shareholders		25,617
Accrued expenses	+	95,949
Total liabilities		297,596
Net Assets
Total assets		189,311,570
Total liabilities	–	297,596
Net assets		$189,013,974
Net Assets by Source
Capital received from investors		189,014,529
Total distributable loss[1]		(555)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$189,013,974		189,020,557		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 7 for additional information).
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Schwab Prime Money Funds  |  Annual Report
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Schwab Retirement Advantage Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$3,943,257
Expenses
Investment adviser and administrator fees		659,541
Shareholder service fees		282,660
Portfolio accounting fees		58,842
Custodian fees		50,328
Professional fees		36,942
Independent trustees’ fees		30,384
Registration fees		27,450
Shareholder reports		7,715
Transfer agent fees		1,966
Other expenses	+	5,890
Total expenses		1,161,718
Expense reduction by CSIM and its affiliates	–	502,177
Net expenses	–	659,541
Net investment income		3,283,716
Realized Gains (Losses)
Net realized losses on investments		(555)
Increase in net assets resulting from operations		$3,283,161
41
Schwab Prime Money Funds  |  Annual Report
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Schwab Retirement Advantage Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$3,283,716	$1,816,878
Net realized gains (losses)	+	(555)	4,731
Increase in net assets from operations		3,283,161	1,821,609
Distributions to Shareholders1
Total distributions		($3,283,716)	($1,820,037)
Transactions in Fund Shares*
Shares sold		116,889,668	177,060,837
Shares reinvested		3,154,448	1,771,707
Shares redeemed	+	(129,869,806)	(231,554,710)
Net transactions in fund shares		(9,825,690)	(52,722,166)
Net Assets
Beginning of period		198,840,219	251,560,813
Total decrease	+	(9,826,245)	(52,720,594)
End of period		$189,013,974	$198,840,219
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $1,816,878 from net investment income and $3,159 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
42
Schwab Prime Money Funds  |  Annual Report
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Schwab Investor Money Fund
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	—	0.00 [2]	(0.00) [2]	0.00 [2]
Total from investment operations	0.02	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	—	(0.00) [2]	—	—
Total distributions	(0.02)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.77%	0.73%	0.13%	0.01%	0.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.48% [3],[4]	0.55% [3]	0.27% [3]	0.21% [3]
Gross operating expenses	0.57%	0.64%	0.65%	0.64%	0.64%
Net investment income (loss)	1.75%	0.73%	0.11%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$547	$568	$607	$1,025	$939

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
4
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
43
Schwab Prime Money Funds  |  Annual Report
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 48.7% of net assets
Asset-Backed Commercial Paper 18.9%
ALPINE SECURITIZATION LLC	a,b	2.73%		02/21/19	2,000,000	1,992,472
	a,b	2.77%		03/04/19	2,000,000	1,990,680
	a,b	2.78%		03/05/19	1,000,000	995,247
ATLANTIC ASSET SECURITIZATION LLC	a,b	2.89%		03/28/19	5,000,000	4,966,118
BARTON CAPITAL SA	a,b	2.43%		01/09/19	500,000	499,766
	a,b	2.85%		03/11/19	4,900,000	4,873,807
BEDFORD ROW FUNDING CORP	a,b	2.53%		02/26/19	2,000,000	1,992,392
BENNINGTON STARK CAPITAL COMPANY LLC	a,b	2.62%		01/22/19	1,000,000	998,555
CAFCO LLC	a,b	2.47%		01/02/19	2,500,000	2,500,000
	a,b	2.65%		02/12/19	2,000,000	1,994,009
	a,b	2.75%		03/01/19	1,000,000	995,602
CANCARA ASSET SECURITISATION LLC	a,b	2.86%		03/25/19	900,000	894,178
CHARIOT FUNDING LLC	a,b	2.41%		01/03/19	500,000	499,967
	a,b	2.69%		03/01/19	4,000,000	3,982,793
CHARTA LLC	a,b	2.50%		02/11/19	3,000,000	2,991,733
	a,b	2.70%		02/25/19	2,000,000	1,991,960
COLLATERALIZED COMMERCIAL PAPER CO LLC	a	2.52%		01/24/19	2,000,000	1,996,957
COLLATERALIZED COMMERCIAL PAPER II CO LLC	a,b	2.51%		01/03/19	2,000,000	1,999,862
CRC FUNDING LLC	a,b	2.84%		04/01/19	5,400,000	5,362,353
CROWN POINT CAPITAL COMPANY LLC	a,b	2.73%		02/19/19	3,800,000	3,786,269
GOTHAM FUNDING CORP	a,b	2.44%		01/10/19	1,300,000	1,299,301
	a,b	2.85%		03/12/19	6,000,000	5,967,455
KELLS FUNDING LLC	a,b	2.42%		01/29/19	5,000,000	4,992,667
	a,b	2.44%		01/30/19	2,000,000	1,996,908
LEXINGTON PARKER CAPITAL COMPANY LLC	a,b	2.47%		01/10/19	3,000,000	2,998,367
	a,b	2.72%		02/01/19	2,000,000	1,995,500
44
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
LMA AMERICAS LLC	a,b	2.65%		02/04/19	2,000,000	1,995,178
	a,b	2.77%		02/25/19	2,000,000	1,991,750
	a,b	2.74%		03/04/19	600,000	597,235
	a,b	2.87%		03/11/19	800,000	795,693
MANHATTAN ASSET FUNDING COMPANY LLC	a,b	2.43%		01/07/19	4,500,000	4,498,494
NIEUW AMSTERDAM RECEIVABLES CORP	a,b	2.47%		01/22/19	1,000,000	998,639
	a,b	2.80%		03/05/19	4,000,000	3,980,849
OLD LINE FUNDING LLC	a,b	2.47%		02/20/19	4,500,000	4,485,055
	a,b	2.83%		04/23/19	3,000,000	2,974,100
RIDGEFIELD FUNDING COMPANY LLC	a,b	2.52%		01/15/19	1,700,000	1,698,465
	a,b	2.78%		02/25/19	1,000,000	995,860
SHEFFIELD RECEIVABLES COMPANY LLC	a,b	2.65%		02/08/19	2,100,000	2,094,324
	a,b	2.72%		02/27/19	3,000,000	2,987,400
STARBIRD FUNDING CORP	a,b	2.85%		03/11/19	3,500,000	3,481,290
THUNDER BAY FUNDING LLC	a,b	2.92%		05/20/19	2,000,000	1,977,920
VERSAILLES COMMERCIAL PAPER LLC	a,b	2.42%		01/04/19	500,000	499,933
	a,b	2.92%		04/01/19	1,000,000	992,831
						103,599,934
Financial Company Commercial Paper 7.4%
BANK OF NOVA SCOTIA	b	2.57%		02/01/19	8,000,000	7,983,000
BPCE SA	b	2.42%		01/02/19	3,000,000	3,000,000
DBS BANK LTD	b	2.42%		01/07/19	3,000,000	2,999,000
JP MORGAN SECURITIES LLC		2.48%		02/04/19	4,500,000	4,489,894
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.81%		01/02/19	1,100,000	1,100,000
MACQUARIE BANK LTD	b	2.66%		02/06/19	1,100,000	1,097,177
MITSUBISHI UFJ TRUST AND BANKING CORP (SINGAPORE BRANCH)	b	2.62%		01/29/19	5,000,000	4,990,250
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)	b	2.89%		03/25/19	2,800,000	2,781,696
NATIONWIDE BUILDING SOCIETY	b	2.42%		01/07/19	5,200,000	5,198,266
OVERSEA-CHINESE BANKING CORPORATION LTD	b	2.47%		02/19/19	500,000	498,373
	b	2.58%		03/11/19	1,000,000	995,183
SANTANDER UK PLC		2.35%		01/02/19	4,500,000	4,500,000
UBS AG (LONDON BRANCH)	b	2.64%		04/12/19	1,000,000	992,750
						40,625,589
Non-Financial Company Commercial Paper 1.1%
CARGILL GLOBAL FUNDING PLC	a,b	2.40%		01/04/19	1,000,000	999,867
CARGILL INC	b	2.39%		01/02/19	1,000,000	1,000,000
TOYOTA CREDIT CANADA INC		2.76%		03/04/19	4,000,000	3,981,429
						5,981,296
45
Schwab Prime Money Funds  |  Annual Report
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Certificates of Deposit 14.7%
BARCLAYS BANK PLC (NEW YORK BRANCH)		2.67%		02/14/19	200,000	200,000
		2.70%		02/21/19	5,000,000	5,000,000
		2.70%		02/22/19	2,500,000	2,500,000
BAYERISCHE LANDESBANK (NEW YORK BRANCH)		2.75%		01/15/19	5,000,000	5,000,000
BRANCH BANKING AND TRUST COMPANY		2.42%		01/02/19	3,000,000	3,000,000
		2.42%		01/03/19	3,000,000	3,000,000
		2.42%		01/04/19	2,000,000	2,000,000
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)		2.75%		04/22/19	200,000	200,000
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)		2.43%		02/04/19	5,000,000	5,000,000
CREDIT SUISSE AG (NEW YORK BRANCH)		2.63%		04/05/19	5,000,000	5,000,000
DZ BANK AG DEUTSCHE ZENTRAL GENOSSENSCHAFTSBANK (NEW YORK BRANCH)		2.65%		02/19/19	3,200,000	3,200,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.48%		01/15/19	1,500,000	1,500,000
		2.60%		02/05/19	6,500,000	6,500,000
MUFG BANK LTD (NEW YORK BRANCH)		2.64%		02/01/19	1,900,000	1,900,000
		2.45%		02/04/19	1,000,000	1,000,000
		2.46%		03/07/19	3,500,000	3,500,000
NORDEA BANK ABP (NEW YORK BRANCH)		2.37%		01/04/19	5,000,000	5,000,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)		2.45%		01/17/19	1,000,000	1,000,000
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)		2.40%		01/04/19	2,500,000	2,500,000
		2.45%		01/25/19	1,500,000	1,500,000
		2.47%		02/04/19	1,000,000	1,000,000
		2.76%		03/07/19	4,000,000	4,000,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)		2.65%		02/13/19	300,000	300,000
		2.70%		02/21/19	1,000,000	1,000,000
		2.80%		03/12/19	1,300,000	1,300,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)		2.41%		01/22/19	500,000	500,000
		2.43%		02/01/19	6,000,000	6,000,000
US BANK NATIONAL ASSOCIATION		2.81%		05/24/19	8,000,000	8,000,000
						80,600,000
Non-Negotiable Time Deposits 6.6%
ABN AMRO BANK NV (AMSTERDAM BRANCH)		2.40%		01/07/19	4,000,000	4,000,000
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD (LONDON BRANCH)		2.45%		01/03/19	16,000,000	16,000,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.42%		01/02/19	2,000,000	2,000,000
NATIONAL BANK OF CANADA (MONTREAL BRANCH)		2.45%		01/03/19	1,000,000	1,000,000
NORTHERN TRUST CO (GRAND CAYMAN ISLANDS BRANCH)		2.34%		01/02/19	6,000,000	6,000,000
ROYAL BANK OF CANADA (TORONTO BRANCH)		2.48%		01/03/19	2,000,000	2,000,000
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
TORONTO-DOMINION BANK/THE (TORONTO BRANCH)		2.50%		01/02/19	3,000,000	3,000,000
		2.50%		01/03/19	2,000,000	2,000,000
						36,000,000
Total Fixed-Rate Obligations
(Cost $266,806,819)						266,806,819

Variable-Rate Obligations 20.7% of net assets
Asset-Backed Commercial Paper 1.2%
COLLATERALIZED COMMERCIAL PAPER CO LLC
(1 mo. USD-LIBOR + 0.15%)	a	2.62%	01/22/19	02/20/19	6,000,000	6,000,000
OLD LINE FUNDING LLC
(1 mo. USD-LIBOR + 0.15%)	a,b	2.66%	01/25/19	03/25/19	500,000	500,000
						6,500,000
Financial Company Commercial Paper 1.5%
HSBC USA INC
(1 mo. USD-LIBOR + 0.29%)	b	2.75%	01/17/19	05/17/19	4,000,000	4,000,000
ING US FUNDING LLC
(1 mo. USD-LIBOR + 0.15%)	a	2.63%	01/22/19	02/21/19	2,000,000	2,000,008
UBS AG (LONDON BRANCH)
(1 mo. USD-LIBOR + 0.30%)	b	2.65%	01/02/19	02/01/19	2,000,000	2,000,000
						8,000,008
Certificates of Deposit 12.2%
BANK OF MONTREAL (CHICAGO BRANCH)
(1 mo. USD-LIBOR + 0.17%)		2.68%		01/25/19	4,700,000	4,700,000
BANK OF NOVA SCOTIA (HOUSTON BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/21/19	500,000	500,000
(3 mo. USD-LIBOR + 0.08%)		2.48%	01/03/19	04/03/19	5,000,000	5,000,000
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.13%)		2.51%	01/07/19	03/06/19	1,500,000	1,500,000
CREDIT SUISSE AG (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.15%)		2.95%	03/19/19	06/19/19	3,000,000	3,000,000
NORDEA BANK ABP (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.12%)		2.58%	01/15/19	02/15/19	5,000,000	5,000,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.53%	01/07/19	03/06/19	3,000,000	3,000,000
(1 mo. USD-LIBOR + 0.14%)		2.57%	01/14/19	03/13/19	1,000,000	1,000,000
ROYAL BANK OF CANADA (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/15/19	6,000,000	6,000,000
(3 mo. USD-LIBOR + 0.15%)		2.79%	02/20/19	05/20/19	500,000	500,000
(3 mo. USD-LIBOR + 0.13%)		2.84%	02/28/19	05/28/19	500,000	500,000
47
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.05%)		2.47%		01/11/19	2,000,000	2,000,000
(1 mo. USD-LIBOR + 0.17%)		2.63%	01/15/19	02/15/19	2,000,000	2,000,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.61%		01/16/19	8,000,000	8,000,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/19/19	4,000,000	4,000,000
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/20/19	1,000,000	1,000,000
(1 mo. USD-LIBOR + 0.14%)		2.64%	01/23/19	02/25/19	5,000,000	5,000,000
WELLS FARGO BANK NA
(1 mo. USD-LIBOR + 0.17%)		2.63%	01/15/19	04/15/19	5,000,000	5,000,000
(1 mo. USD-LIBOR + 0.30%)		2.82%	01/29/19	06/03/19	5,000,000	5,000,000
(1 mo. USD-LIBOR + 0.23%)		2.69%	01/16/19	07/16/19	2,000,000	2,000,000
WESTPAC BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.27%)		2.74%	01/22/19	05/20/19	2,000,000	2,000,000
						66,700,000
Variable Rate Demand Notes 2.0%
BLUE MOUNTAIN ENTERPRISES, LLC
VARIABLE RATE DEMAND BONDS SERIES 2013 (LOC: WELLS FARGO BANK NA)	c	2.53%		01/07/19	3,210,000	3,210,000
CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
TAXABLE RB (CAPITAL CORRUGATED) SERIES 2016B (LOC: COMERICA BANK)	c	2.55%		01/07/19	2,280,000	2,280,000
EAGLE CNTY
RB (BC HOUSING) SERIES 1997B (LOC: WELLS FARGO BANK NA)	c	2.60%		01/07/19	1,500,000	1,500,000
HOWARD UNIV
TAXABLE BONDS SERIES 2016 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	950,000	950,000
LABCON NORTH AMERICA
TAXABLE BONDS SERIES 2010 (LOC: BANK OF THE WEST)	c	2.53%		01/07/19	1,120,000	1,120,000
NEW YORK STATE HFA
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2015B (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.48%		01/07/19	2,000,000	2,000,000
						11,060,000
Other Instruments 2.2%
BANK OF AMERICA NA
(1 mo. USD-LIBOR + 0.20%)		2.55%	01/02/19	05/01/19	5,000,000	5,000,000
(1 mo. USD-LIBOR + 0.28%)		2.67%	01/09/19	05/09/19	7,000,000	7,000,000
						12,000,000
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Non-Financial Company Commercial Paper 1.6%
TOYOTA MOTOR CREDIT CORP
(SOFR + 0.25%)		2.71%	01/02/19	01/17/19	1,000,000	1,000,000
(3 mo. USD-LIBOR + 0.08%)		2.51%	01/14/19	04/05/19	8,000,000	8,000,000
						9,000,000
Total Variable-Rate Obligations
(Cost $113,260,008)						113,260,008
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 30.2% of net assets
U.S. Government Agency Repurchase Agreements* 9.3%
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $1,030,169, 5.00%, due 05/01/48)		2.96%		01/02/19	1,000,164	1,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $2,060,990, 5.00%, due 05/01/48)		2.47%		01/04/19	2,000,961	2,000,000
BMO CAPITAL MARKETS CORP
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $1,030,214, 3.76% - 4.37%, due 12/01/30 - 12/15/53)		2.90%		01/02/19	1,000,161	1,000,000
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $4,140,760, 2.83% - 7.00%, due 05/01/22 - 11/01/48)		3.00%		01/02/19	4,000,667	4,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $3,090,000, 4.00%, due 10/01/47)		3.00%		01/02/19	3,000,500	3,000,000
MIZUHO SECURITIES USA LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $2,040,006, 2.63%, due 12/31/23)		2.98%		01/02/19	2,000,331	2,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $8,162,990, 1.25% - 5.38%, due 09/30/19 - 10/01/48)		2.97%		01/02/19	8,001,320	8,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $6,181,030, 2.62% - 5.00%, due 09/01/48 - 01/01/49)		3.00%		01/02/19	6,001,000	6,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $5,152,474, 2.60% - 5.00%, due 12/15/29 - 01/01/49)		2.47%		01/04/19	5,002,401	5,000,000
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $2,064,206, 2.62% - 5.00%, due 02/01/33 - 06/01/51)		2.45%		01/07/19	2,002,722	2,000,000
Issued 12/19/18, repurchase date 01/09/19 (Collateralized by U.S. Government Agency Securities valued at $1,031,472, 5.00%, due 11/20/48 - 01/01/49)		2.45%		01/07/19	1,001,293	1,000,000
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Government Agency Securities valued at $2,064,206, 2.65% - 5.00%, due 02/01/33 - 01/01/49)		2.45%		01/07/19	2,001,633	2,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $14,562,427, 2.50% - 4.50%, due 11/01/27 - 12/01/48)		3.00%		01/02/19	14,002,333	14,000,000
						51,000,000
U.S. Treasury Repurchase Agreements 14.6%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $12,241,991, 1.13% - 2.75%, due 02/28/21 - 11/15/23)		2.90%		01/02/19	12,001,933	12,000,000
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $51,838,361, 0.75% - 2.50%, due 07/15/19 - 02/15/45)		2.95%		01/02/19	50,821,908	50,813,580
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $4,080,677, 1.38% - 2.38%, due 03/15/21 - 02/15/44)		2.95%		01/02/19	4,000,656	4,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $13,262,212, 0.00% - 1.50%, due 04/15/19 - 10/31/19)		2.95%		01/02/19	13,002,131	13,000,000
						79,813,580
Other Repurchase Agreements** 6.3%
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,301,208, 0.00% - 9.23%, due 07/25/29 - 01/28/70)		2.70%		01/07/19	2,001,050	2,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $5,712,844, 2.79% - 6.60%, due 01/20/22 - 11/15/48)		2.70%		01/07/19	5,002,625	5,000,000
Issued 11/20/18, repurchase date 02/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $694,570, 0.00% - 9.23%, due 01/22/31 - 01/28/70)		2.62%		02/04/19	603,319	600,000
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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
JP MORGAN SECURITIES LLC
Issued 11/27/18, repurchase date 05/28/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $4,613,602, 10.12%, due 05/01/33)		3.13%		04/01/19	4,043,472	4,000,000
Issued 12/27/18, repurchase date 06/25/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $2,300,891, 5.86%, due 03/16/35)		3.20%		04/01/19	2,016,889	2,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/19/18, repurchase date 03/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $9,200,000, 6.50%, due 07/27/37)		2.81%		02/04/19	8,029,349	8,000,000
RBC CAPITAL MARKETS LLC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities and common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $3,135,959, 1.65% - 8.88%, due 07/01/19 - 09/20/47)		2.50%		01/04/19	3,001,458	3,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $1,050,823, 5.50%, due 07/28/21)		2.49%		01/02/19	1,000,138	1,000,000
Issued 12/27/18, repurchase date 01/03/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $1,050,823, 5.50%, due 07/28/21)		2.55%		01/03/19	1,000,496	1,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $1,050,823, 5.50%, due 07/28/21)		2.55%		01/07/19	1,000,496	1,000,000
Issued 10/10/18, repurchase date 04/08/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $8,170,750, 2.91% - 9.25%, due 10/17/23 - 12/25/35)		3.00%		04/05/19	7,103,250	7,000,000
						34,600,000
Total Repurchase Agreements
(Cost $165,413,580)						165,413,580
a	Credit-enhanced or liquidity-enhanced.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $140,638,539 or 25.7% of net assets.
c	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.
**	Collateralized via common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations or less frequently by higher rated U.S. Government Agency Securities and/ or U.S. Treasury Securities.

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Schwab Investor Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

ABS —	Asset-backed securities
CNTY —	County
ETF —	Exchange-traded fund
HFA —	Housing finance agency/authority
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LOC —	Letter of credit
RB —	Revenue bond
SIFMA —	Securities Industry and Financial Markets Association
SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Investor Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$380,066,827
Repurchase agreements, at cost and value (Note 2a)		165,413,580
Receivables:
Fund shares sold		2,985,186
Interest		778,135
Prepaid expenses	+	20,166
Total assets		549,263,894
Liabilities
Payables:
Investment adviser and administrator fees		136,747
Independent trustees’ fees		37
Fund shares redeemed		1,411,029
Distributions to shareholders		151,372
Accrued expenses	+	157,953
Total liabilities		1,857,138
Net Assets
Total assets		549,263,894
Total liabilities	–	1,857,138
Net assets		$547,406,756
Net Assets by Source
Capital received from investors		547,411,234
Total distributable loss[1]		(4,478)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$547,406,756		547,324,760		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 7 for additional information).
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Schwab Investor Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$11,652,211
Expenses
Investment adviser and administrator fees		1,943,281
Shareholder service fees		832,835
Portfolio accounting fees		96,705
Custodian fees		64,734
Shareholder reports		59,310
Registration fees		48,799
Professional fees		38,882
Independent trustees’ fees		31,386
Transfer agent fees		5,506
Other expenses	+	10,166
Total expenses		3,131,604
Expense reduction by CSIM and its affiliates	–	1,188,456
Net expenses	–	1,943,148
Net investment income		9,709,063
Realized Gains (Losses)
Net realized losses on investments		(4,478)
Increase in net assets resulting from operations		$9,704,585
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Schwab Investor Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$9,709,063	$4,353,175
Net realized losses	+	(4,478)	—
Increase in net assets from operations		9,704,585	4,353,175
Distributions to Shareholders1
Total distributions		($9,709,063)	($4,353,175)
Transactions in Fund Shares*
Shares sold		358,189,574	365,833,109
Shares reinvested		8,701,814	3,953,622
Shares redeemed	+	(387,307,439)	(409,121,226)
Net transactions in fund shares		(20,416,051)	(39,334,495)
Net Assets
Beginning of period		567,827,285	607,161,780
Total decrease	+	(20,420,529)	(39,334,495)
End of period		$547,406,756	$567,827,285
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $4,353,175 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
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Schwab Prime Money Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Value Advantage Money Fund	Schwab AMT Tax-Free Money Fund
Schwab Retirement Advantage Money Fund	Schwab California Municipal Money Fund
Schwab Investor Money Fund	Schwab New York Municipal Money Fund
Schwab Cash Reserves
Schwab Value Advantage Money Fund offers two share classes: Investor Shares and Ultra Shares. Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund each offer one share class. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.
Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the funds adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. Securities held by stable NAV money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the funds’ investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (the counterparty), usually a financial institution, with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash and/or U.S. government securities, fixed income securities, equity securities or other types of securities. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities, such as debt securities, equity securities and high yield securities that are rated below investment grade. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed or limited and the value of the collateral may decline. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.
As of December 31, 2018, the following funds had investments in repurchase agreements with a gross value as disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities:
Schwab Value Advantage Money Fund	$23,925,698,616
Schwab Retirement Advantage Money Fund	71,510,440
Schwab Investor Money Fund	165,413,580
The value of the related collateral disclosed in the Portfolio Holdings exceeded the value of the repurchase agreements at period end.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investment Risk. You could lose money by investing in the funds. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the funds’ liquidity falls below required minimums because of market conditions or other factors. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds’ sponsors have no legal obligation to provide financial support to the funds, and you should not expect that the sponsors will provide financial support to the funds at any time.
Retail Money Market Fund Risk. Each fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. A fund may involuntarily redeem any investor who is not a natural person. Each fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” each fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, each fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low, or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The funds are currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for a fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings.
Stable Net Asset Value Risk. If a fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. Each fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high-yield securities that are rated below investment grade (also referred to as junk bonds) (Alternative Collateral). High-yield securities that are used as
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Financial Notes (continued)

3. Risk Factors (continued):
Alternative Collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that a fund will be unable to recover fully in the event of a counterparty’s default.
Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.
Credit and Liquidity Enhancements Risk. The funds may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for the purchaser, such as the funds. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the funds. Any decline in the value of the securities held by a fund could cause the fund’s share price or yield to fall. To the extent that a portion of a fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its objective. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag the yields of other money market funds.
Foreign Investment Risk. Although the funds may invest only in U.S. dollar-denominated securities, a fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, a fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
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Financial Notes (continued)

3. Risk Factors (continued):
Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Value Advantage Money Fund	0.29%
Schwab Retirement Advantage Money Fund	0.35%
Schwab Investor Money Fund	0.35%
Shareholder Servicing
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Shareholder Servicing Fee
Schwab Value Advantage Money Fund
Investor Shares	0.15%
Ultra Shares	n/a
Schwab Retirement Advantage Money Fund	0.15%
Schwab Investor Money Fund	0.15%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Contractual Expense Limitations
CSIM and its affiliates have made an additional agreement with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation), as follows:
Schwab Value Advantage Money Fund
Investor Shares	0.35%
Ultra Shares	0.19%
Schwab Retirement Advantage Money Fund	0.35%
Schwab Investor Money Fund	0.35%
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2018, the Schwab Value Advantage Money Fund’s total aggregate security transactions with other funds in the Fund Complex was $209,505,223 and includes realized gains (losses) of $0.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the funds’ investments was as follows:
	Schwab Value Advantage Money Fund	Schwab Retirement Advantage Money Fund	Schwab Investor Money Fund
Tax cost	$76,660,807,614	$185,292,215	$545,480,407
As of December 31, 2018, the funds had no undistributed earnings on a tax basis.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Value Advantage Money Fund	Schwab Retirement Advantage Money Fund	Schwab Investor Money Fund
No expiration	$164,307	$555	$4,478
Total	$164,307	$555	$4,478
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Value Advantage Money Fund	Schwab Retirement Advantage Money Fund	Schwab Investor Money Fund
Current period distributions
Ordinary income	$922,141,124	$3,283,716	$9,709,063
Prior period distributions
Ordinary income	$177,583,869	$1,820,037	$4,353,175
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the funds did not incur any interest or penalties.

8. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab Value Advantage Money Fund, Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Value Advantage Money Fund, Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund (three of the funds constituting The Charles Schwab Family of Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None
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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
asset-backed commercial paper  A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies. Asset-backed commercial paper is subject to credit risk.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
collateralized mortgage obligation (CMO)  A type of security that is collateralized by pools of mortgages backed by government agencies or private issuers (non-agency). The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests, known as tranches. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
corporate note  An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
exchange-traded fund (ETF)  An investment fund that tracks an index, a commodity or a basket of assets, and trades on an exchange.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
repurchase agreement  (also known as a “repo”) The sale of a security combined with a simultaneous agreement to repurchase it at a predetermined date and price.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

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variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Prime Money Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13860-22
00224341

Annual Report  |  December 31, 2018
Schwab Government Money Funds

Schwab Government
Money Fund
Schwab U.S. Treasury
Money Fund
Schwab Treasury Obligations
Money Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Government Money Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
Investors found some respite from the market tumult in money market funds. In November 2018, money market funds enjoyed their biggest inflows since December 2014, as investors sold stock and bond positions and sought stability amid heightened market volatility. Money market funds have long served as holding places for investors keeping an eye out for the next opportunity, and rising interest rates in recent years have benefited those who employ them as a dedicated allocation.
As one of the country’s largest money market fund managers, we at Charles Schwab Investment Management view money market funds as a foundational part of a diversified portfolio. In addition to offering liquidity and current income, the Schwab Government Money Funds seek to provide preservation of capital. As part of this focus, the portfolio management team that oversees the Schwab Government Money Funds applies learnings from in depth credit research and analysis to help manage credit and interest rate risks. Additionally, the team evaluates stress testing designed to help them understand and prepare for a wide range of potential scenarios, including the impact of potential decreases or increases in short-term rates, widening of credit spreads, and downgrades and defaults among issuers.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Government Money Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Lynn Paschen, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2011, Ms. Paschen held a number of positions at American Century Investments. She most recently was a portfolio manager and, from 2000 to 2003, worked as a fixed income trader. She has managed money market funds since 2003.

Nicole Perret-Gentil, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2016, Ms. Perret-Gentil worked at Freddie Mac for 15 years, most recently as a Senior Portfolio Manager where she managed and executed trades for a fixed income strategy. Prior to that role, she served as a Portfolio Manager performing fixed income analysis, a Senior Research Analyst for investor and dealer relations, a Senior Securities Operations Analyst in loan and securities operations, and a Lead Mortgage Securities Operations Specialist. She also worked at Merrill Lynch for a year as a Senior Specialist in fixed income global banking and investments.
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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Fund

The Schwab Government Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in U.S. government securities such as U.S. Treasury bills and notes, other obligations that are issued by the U.S. government, its agencies, or instrumentalities, repurchase agreements that are collateralized fully by cash and/or U.S. government securities, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies, or instrumentalities. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, investing at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash). For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, as well as anticipated client redemptions, the fund’s weighted average maturity (WAM) declined, beginning the reporting period at 21 days and ending at 8 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	8 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab Government Money Fund
	Sweep Shares	Investor Shares
Ticker Symbol	SWGXX	SNVXX
Minimum Initial Investment[1]	*	None
Seven-Day Yield (with waivers)[2]	1.86%	2.13%
Seven-Day Yield (without waivers)[2]	1.86%	2.01%
Seven-Day Effective Yield (with waivers)[2]	1.88%	2.16%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Government Money Funds  |  Annual Report

Schwab U.S. Treasury Money Fund

The Schwab U.S. Treasury Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity. To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government. The fund will invest at least 99.5% of its total assets in cash and/or government securities; under normal circumstances investing at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) solely in U.S. Treasury securities (excluding cash). For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In anticipation of and response to the Fed’s short-term interest rate increases, as well as anticipated client redemptions, the fund’s weighted average maturity (WAM) declined, beginning the reporting period at 19 days and ending at 8 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3,4

Statistics
Weighted Average Maturity[2]	8 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The Fund may elect to invest up to 20% of its net assets in (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Please refer to the fund prospectus for further details on investment objectives, risks, charges, tax implications and expenses.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Government Money Funds  |  Annual Report

Schwab U.S. Treasury Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab U.S. Treasury Money Fund
	Sweep Shares	Investor Shares
Ticker Symbol	SWUXX	SNSXX
Minimum Initial Investment[1]	*	None
Seven-Day Yield (with waivers)[2]	1.77%	1.97%
Seven-Day Yield (without waivers)[2]	1.67%	1.82%
Seven-Day Effective Yield (with waivers)[2]	1.78%	1.99%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Government Money Funds  |  Annual Report

Schwab Treasury Obligations Money Fund

The Schwab Treasury Obligations Money Fund (the fund) seeks current income consistent with stability of capital and liquidity. To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government and repurchase agreements backed by such investments. The fund will invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash and/or government securities; under normal circumstances investing at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) solely in U.S. Treasury obligations or repurchase agreements backed by such obligations (excluding cash). For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In anticipation of and response to the Fed’s short-term interest rate increases, as well as anticipated client redemptions, the fund’s weighted average maturity (WAM) declined, beginning the reporting period at 20 days and ending at 10 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	10 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Government Money Funds  |  Annual Report

Schwab Treasury Obligations Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab Treasury Obligations Money Fund
	Sweep Shares	Investor Shares
Ticker Symbol	SNTXX	SNOXX
Minimum Initial Investment[1]	*	None
Seven-Day Yield (with waivers)[2]	1.96%	2.21%
Seven-Day Yield (without waivers)[2]	1.92%	2.07%
Seven-Day Effective Yield (with waivers)[2]	1.97%	2.23%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab Government Money Fund
Sweep Shares
Actual Return	0.63%	$1,000.00	$1,007.50	$3.19
Hypothetical 5% Return	0.63%	$1,000.00	$1,022.02	$3.21
Investor Shares
Actual Return	0.35%	$1,000.00	$1,008.90	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79
Schwab U.S. Treasury Money Fund
Sweep Shares
Actual Return	0.55%	$1,000.00	$1,007.50	$2.78
Hypothetical 5% Return	0.55%	$1,000.00	$1,022.43	$2.80
Investor Shares
Actual Return	0.35%	$1,000.00	$1,008.50	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79
Schwab Treasury Obligations Money Fund
Sweep Shares
Actual Return	0.60%	$1,000.00	$1,007.60	$3.04
Hypothetical 5% Return	0.60%	$1,000.00	$1,022.18	$3.06
Investor Shares
Actual Return	0.35%	$1,000.00	$1,008.90	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	– [1]	(0.00) [2]
Net realized and unrealized gains (losses)	0.00 [2]	0.00 [2]	0.00 [2]	(0.00) [2]	(0.00) [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	(0.00) [2]	(0.00) [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.00) [2]	(0.00) [2]	—	—
Distributions from net realized gains	(0.00) [2]	(0.00) [2]	—	—	—
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	—	—
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.23%	0.26%	0.01%	—	—
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.62%	0.63% [3],[4]	0.39% [3]	0.14% [3]	0.09% [3]
Gross operating expenses	0.62%	0.68%	0.71%	0.72%	0.72%
Net investment income (loss)	1.12%	0.25%	0.01%	0.00%	0.00%
Net assets, end of period (x 1,000,000)	$11,325	$25,324	$32,377	$23,017	$25,170

Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[5]	1/1/16– 12/31/16	1/21/15 [6]– 12/31/15
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.00 [2]	0.00 [2]	—
Net realized and unrealized gains (losses)	0.00 [2]	0.00 [2]	0.00 [2]	(0.00) [2]
Total from investment operations	0.02	0.00 [2]	0.00 [2]	(0.00) [2]
Less distributions:
Distributions from net investment income	(0.02)	(0.00) [2]	(0.00) [2]	—
Distributions from net realized gains	(0.00) [2]	(0.00) [2]	—	—
Total distributions	(0.02)	(0.00) [2]	(0.00) [2]	—
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00
Total return	1.51%	0.50%	0.05%	– [7]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.40% [3],[4]	0.33%	0.20% [8]
Gross operating expenses	0.48%	0.53%	0.55%	0.57% [8]
Net investment income (loss)	1.66%	0.51%	0.09%	0.00% [8]
Net assets, end of period (x 1,000,000)	$7,871	$1,362	$939	$100
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
4
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
5
Effective October 3, 2017, the share class name of Purchased Shares was changed to Investor Shares.
6
Commencement of operations.
7
Not annualized.
8
Annualized.
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Schwab Government Money Funds  |  Annual Report
See financial notes

Schwab Government Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 21.9% of net assets
U.S. Government Agency Debt 21.9%
FEDERAL HOME LOAN BANKS		2.22%		01/02/19	355,000,000	355,000,000
		2.38%		01/03/19	100,000	99,993
		2.23%		01/04/19	394,000,000	393,951,407
		2.24%		01/04/19	44,000,000	43,994,554
		2.32%		01/04/19	2,656,000	2,655,657
		2.35%		01/04/19	300,000	299,961
		2.26%		01/09/19	326,000,000	325,857,819
		2.30%		01/09/19	478,000,000	477,787,064
		2.35%		01/09/19	3,960,000	3,958,190
		2.34%		01/10/19	12,000,000	11,993,760
		2.26%		01/11/19	233,300,000	233,168,769
		1.25%		01/16/19	127,300,000	127,246,791
		2.33%		01/16/19	93,000,000	92,916,129
		2.42%		01/16/19	100,000	99,906
		2.30%		01/18/19	93,000,000	92,905,595
		2.31%		01/23/19	208,500,000	208,220,384
		2.30%		01/24/19	140,000,000	139,804,506
		2.31%		01/29/19	237,817,000	237,408,549
		2.38%		02/13/19	93,500,000	93,241,800
		2.40%		02/13/19	395,000,000	393,898,608
		2.42%		02/13/19	300,000	299,157
		2.39%		02/20/19	133,200,000	132,769,594
		2.40%		02/27/19	200,000,000	199,258,000
		2.42%		02/27/19	36,973,000	36,834,392
		2.42%		03/13/19	370,000,000	368,269,736
		2.40%		03/15/19	136,000,000	135,346,384
		2.42%		03/22/19	80,000,000	79,576,911
FEDERAL NATIONAL MORTGAGE ASSOCIATION		1.38%		01/28/19	20,000,000	19,985,940
Total Fixed-Rate Obligations
(Cost $4,206,849,556)						4,206,849,556

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See financial notes

Schwab Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Variable-Rate Obligations 1.7% of net assets
U.S. Government Agency Debt 1.7%
FEDERAL HOME LOAN BANKS
(SOFR + 0.04%)		2.50%	01/02/19	05/15/19	50,000,000	50,000,000
(SOFR + 0.04%)		2.50%	01/02/19	06/21/19	74,500,000	74,500,000
(SOFR + 0.06%)		2.52%	01/02/19	09/10/19	50,000,000	50,000,000
FEDERAL HOME LOAN MORTGAGE CORPORATION
(SOFR + 0.03%)		2.49%	01/02/19	05/08/19	23,000,000	23,000,000
(SOFR + 0.03%)		2.49%	01/02/19	06/19/19	139,000,000	139,000,000
Total Variable-Rate Obligations
(Cost $336,500,000)						336,500,000
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 75.8% of net assets
U.S. Government Agency Repurchase Agreements* 39.4%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $160,453,607, 3.00% - 4.50%, due 11/01/44 - 12/01/48)		2.92%		01/02/19	155,780,200	155,754,933
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $17,512,880, 4.50%, due 09/01/48)		2.96%		01/02/19	17,002,796	17,000,000
Issued 12/27/18, repurchase date 01/03/19 (Collateralized by U.S. Government Agency Securities valued at $1,030,490,681, 2.50% - 6.50%, due 04/20/26 - 11/20/48)		2.45%		01/03/19	1,000,476,389	1,000,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $1,030,494,686, 3.00% - 4.50%, due 09/20/45 - 12/20/48)		2.47%		01/04/19	1,000,480,278	1,000,000,000
BMO CAPITAL MARKETS CORP
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $48,417,800, 0.00% - 6.05%, due 02/06/19 - 05/20/68)		2.90%		01/02/19	47,007,572	47,000,000
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $152,967,441, 1.63% - 6.50%, due 07/31/19 - 11/15/48)		3.00%		01/02/19	148,024,667	148,000,000
GOLDMAN SACHS & CO LLC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $306,000,000, 2.50% - 7.50%, due 01/01/20 - 11/01/48)		2.48%		01/04/19	300,144,667	300,000,000
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Schwab Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by U.S. Government Agency Securities valued at $196,860,000, 2.50% - 6.00%, due 12/01/27 - 12/01/48)		2.52%		01/07/19	193,094,570	193,000,000
JP MORGAN SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $154,500,000, 2.50% - 6.00%, due 10/20/31 - 08/20/48)		2.98%		01/02/19	150,024,833	150,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $342,990,000, 2.50% - 6.00%, due 05/01/30 - 10/15/48)		3.00%		01/02/19	333,055,500	333,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $154,500,000, 2.50% - 7.00%, due 03/01/24 - 12/20/48)		3.00%		01/02/19	150,025,000	150,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $512,607,476, 1.63% - 6.00%, due 10/15/20 - 12/20/48)		3.00%		01/02/19	500,083,333	500,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $360,500,000, 2.00% - 7.00%, due 04/20/21 - 11/20/48)		3.00%		01/02/19	350,058,333	350,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $87,550,001, 3.50% - 5.00%, due 11/01/40 - 10/01/48)		3.00%		01/02/19	85,014,167	85,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $94,760,001, 4.00% - 4.50%, due 10/01/47 - 11/01/48)		3.00%		01/02/19	92,015,333	92,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by U.S. Government Agency Securities valued at $206,000,001, 4.00% - 4.50%, due 08/01/48 - 11/01/48)		2.65%		01/07/19	200,103,056	200,000,000
MIZUHO SECURITIES USA LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $141,110,001, 4.00% - 5.00%, due 07/01/48 - 12/01/48)		2.98%		01/02/19	137,022,681	137,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $241,303,123, 0.00% - 5.00%, due 03/31/19 - 10/20/48)		2.97%		01/02/19	235,038,775	235,000,000
ROYAL BANK OF CANADA
Issued 12/26/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $103,049,068, 3.00% - 4.00%, due 03/01/46 - 09/01/48)		2.45%		01/02/19	100,047,639	100,000,000
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Schwab Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $808,684,758, 2.50% - 7.00%, due 07/01/20 - 08/20/63)		3.00%		01/02/19	785,130,833	785,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $241,135,757, 2.60% - 5.00%, due 01/25/29 - 11/25/48)		2.47%		01/04/19	234,112,385	234,000,000
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $258,025,729, 2.56% - 5.00%, due 05/01/37 - 01/01/49)		2.45%		01/07/19	250,340,278	250,000,000
Issued 12/19/18, repurchase date 01/09/19 (Collateralized by U.S. Government Agency Securities valued at $154,720,807, 3.00% - 5.00%, due 03/01/36 - 09/15/59)		2.45%		01/07/19	150,193,958	150,000,000
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Government Agency Securities valued at $103,210,292, 2.62% - 5.00%, due 12/15/29 - 01/01/49)		2.45%		01/07/19	100,081,667	100,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $379,626,939, 0.00% - 10.00%, due 03/08/19 - 12/01/48)		3.00%		01/02/19	365,060,833	365,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $493,923,720, 0.00% - 9.50%, due 02/01/19 - 12/01/48)		3.00%		01/02/19	475,079,167	475,000,000
						7,551,754,933
U.S. Treasury Repurchase Agreements 36.4%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $125,480,266, 0.63% - 2.75%, due 04/15/23 - 11/15/23)		2.90%		01/02/19	123,019,817	123,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $131,601,221, 0.00% - 2.88%, due 11/07/19 - 08/15/28)		2.90%		01/02/19	129,020,783	129,000,000
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $266,833,397, 1.38% - 4.38%, due 03/31/19 - 02/15/38)		2.95%		01/02/19	261,601,362	261,558,495
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $539,668,472, 0.00% - 4.75%, due 06/13/19 - 02/15/48)		2.95%		01/02/19	529,086,697	529,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by U.S. Treasury Securities valued at $510,269,744, 0.00% - 8.13%, due 03/07/19 - 02/15/48)		2.72%		01/07/19	500,264,444	500,000,000
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Schwab Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
FEDERAL RESERVE BANK OF NEW YORK
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $4,996,624,504, 1.88% - 2.88%, due 03/31/22 - 04/30/25)		2.25%		01/02/19	4,996,624,500	4,996,000,000
RBC DOMINION SECURITIES INC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Treasury Securities valued at $25,512,532, 0.75% - 3.63%, due 09/30/19 - 02/15/47)		2.52%		01/04/19	25,012,250	25,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $122,420,143, 0.13% - 2.88%, due 07/15/21 - 08/15/26)		2.95%		01/02/19	120,019,667	120,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $313,191,320, 0.00% - 4.75%, due 01/31/19 - 02/15/46)		2.95%		01/02/19	307,050,314	307,000,000
						6,990,558,495
Total Repurchase Agreements
(Cost $14,542,313,428)						14,542,313,428
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.

SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Government Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$4,543,349,556
Repurchase agreements, at cost and value (Note 2a)		14,542,313,428
Receivables:
Fund shares sold		172,756,194
Interest		4,461,749
Prepaid expenses	+	432,117
Total assets		19,263,313,044
Liabilities
Payables:
Investment adviser and administrator fees		4,670,751
Shareholder service fees		592,217
Independent trustees’ fees		32
Fund shares redeemed		56,207,910
Distributions to shareholders		4,698,300
Accrued expenses	+	689,448
Total liabilities		66,858,658
Net Assets
Total assets		19,263,313,044
Total liabilities	–	66,858,658
Net assets		$19,196,454,386
Net Assets by Source
Capital received from investors		19,196,454,386

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$11,324,995,350		11,324,848,336		$1.00
Investor Shares	$7,871,459,036		7,871,358,329		$1.00

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See financial notes

Schwab Government Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$376,589,901
Expenses
Investment adviser and administrator fees		65,336,955
Shareholder service fees:
Sweep Shares		52,456,177
Investor Shares		5,446,364
Registration fees		515,781
Custodian fees		388,827
Portfolio accounting fees		382,497
Shareholder reports		290,917
Transfer agent fees		191,399
Professional fees		97,693
Independent trustees’ fees		96,223
Other expenses	+	277,192
Total expenses		125,480,025
Expense reduction by CSIM and its affiliates	–	4,603,911
Net expenses	–	120,876,114
Net investment income		255,713,787
Realized Gains (Losses)
Net realized gains on investments		220,847
Increase in net assets resulting from operations		$255,934,634
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Schwab Government Money Funds  |  Annual Report
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Schwab Government Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$255,713,787	$74,347,964
Net realized gains	+	220,847	1,758,728
Increase in net assets from operations		255,934,634	76,106,692
Distributions to Shareholders1
Sweep Shares		(195,679,650)	(69,837,626)
Investor Shares	+	(60,062,321)	(5,177,288)
Total distributions		($255,741,971)	($75,014,914)
Transactions in Fund Shares*
Shares Sold
Sweep Shares		95,802,789,585	107,655,417,575
Investor Shares	+	13,491,195,200	2,696,860,904
Total shares sold		109,293,984,785	110,352,278,479
Shares Reinvested
Sweep Shares		195,662,792	69,785,550
Investor Shares	+	44,119,643	4,133,637
Total shares reinvested		239,782,435	73,919,187
Shares Redeemed
Sweep Shares		(109,997,660,483)	(114,779,438,402)
Investor Shares	+	(7,026,283,536)	(2,277,222,317)
Total shares redeemed		(117,023,944,019)	(117,056,660,719)
Net transactions in fund shares		(7,490,176,799)	(6,630,463,053)
Net Assets
Beginning of period		26,686,438,522	33,315,809,797
Total decrease	+	(7,489,984,136)	(6,629,371,275)
End of period		$19,196,454,386	$26,686,438,522
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Sweep Share class of the fund distributed to shareholders $69,203,214 from net investment income and $634,412 from net realized gains, respectively. The Investor Share class of the fund distributed to shareholders $5,144,025 from net investment income and $33,263 from net realized gains, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
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Schwab Government Money Funds  |  Annual Report
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Schwab U.S. Treasury Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	– [1]	(0.00) [2]
Net realized and unrealized gains (losses)	0.00 [2]	0.00 [2]	(0.00) [2]	0.00 [2]	(0.00) [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	(0.00) [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.00) [2]	(0.00) [2]	—	—
Distributions from net realized gains	(0.00) [2]	(0.00) [2]	—	—	—
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	—	—
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.24%	0.30%	0.01%	—	—
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.55%	0.55% [3]	0.33% [3]	0.09% [3]	0.06% [3]
Gross operating expenses	0.63%	0.70%	0.72%	0.72%	0.72%
Net investment income (loss)	1.09%	0.29%	0.01%	0.00%	0.00%
Net assets, end of period (x 1,000,000)	$3,995	$15,538	$19,307	$20,655	$20,634

Investor Shares	1/17/18 [4]– 12/31/18
Per-Share Data
Net asset value at beginning of period	$1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02
Net realized and unrealized gains (losses)	(0.01) [5]
Total from investment operations	0.01
Less distributions:
Distributions from net investment income	(0.01)
Distributions from net realized gains	(0.00) [2]
Total distributions	(0.01)
Net asset value at end of period	$1.00
Total return	1.40% [6]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35% [7]
Gross operating expenses	0.49% [7]
Net investment income (loss)	1.64% [7]
Net assets, end of period (x 1,000,000)	$3,414
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
4
Commencement of operations.
5
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
6
Not annualized.
7
Annualized.
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Schwab Government Money Funds  |  Annual Report
See financial notes

Schwab U.S. Treasury Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 106.2% of net assets
U.S. Treasury Debt 106.2%
UNITED STATES TREASURY		2.24%		01/02/19	22,731,000	22,731,000
		2.25%		01/02/19	266,465,000	266,465,000
		2.26%		01/02/19	800,000,000	800,000,000
		2.28%		01/02/19	1,261,264,000	1,261,264,000
		2.29%		01/02/19	650,000,000	650,000,000
		2.31%		01/02/19	134,144,000	134,144,000
		2.32%		01/02/19	150,000,000	150,000,000
		2.25%		01/03/19	1,100,000,000	1,099,931,250
		2.26%		01/03/19	350,000,000	349,978,026
		2.19%		01/08/19	45,000,000	44,983,575
		2.20%		01/08/19	32,513,000	32,501,078
		2.25%		01/08/19	5,729,000	5,726,852
		2.27%		01/08/19	113,750,000	113,706,964
		2.28%		01/08/19	150,000,000	149,943,000
		2.29%		01/08/19	350,000,000	349,866,562
		2.30%		01/08/19	516,639,000	516,440,975
		2.31%		01/08/19	400,000,000	399,845,958
		2.32%		01/08/19	36,389,000	36,374,930
		2.21%		01/10/19	30,000,000	29,985,267
		2.27%		01/15/19	108,182,000	108,093,321
		2.32%		01/15/19	250,000,000	249,790,917
		2.32%		01/22/19	100,000,000	99,871,361
		2.42%		01/29/19	500,000,000	499,094,375
		1.13%		01/31/19	75,000,000	74,928,281
		1.25%		01/31/19	250,000,000	249,774,002
		1.50%		01/31/19	175,000,000	174,868,646
Total Fixed-Rate Obligations
(Cost $7,870,309,340)						7,870,309,340

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab U.S. Treasury Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$7,870,309,340
Cash		526
Receivables:
Fund shares sold		55,959,844
Interest		2,777,259
Prepaid expenses	+	275,129
Total assets		7,929,322,098
Liabilities
Payables:
Investments bought		499,094,375
Investment adviser and administrator fees		1,957,765
Shareholder service fees		136,774
Independent trustees’ fees		38
Fund shares redeemed		16,619,399
Distributions to shareholders		2,096,642
Accrued expenses	+	374,056
Total liabilities		520,279,049
Net Assets
Total assets		7,929,322,098
Total liabilities	–	520,279,049
Net assets		$7,409,043,049
Net Assets by Source
Capital received from investors		7,409,043,049

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$3,995,232,251		3,994,761,264		$1.00
Investor Shares	$3,413,810,798		3,413,442,040		$1.00

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Schwab U.S. Treasury Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$190,282,972
Expenses
Investment adviser and administrator fees		36,223,962
Shareholder service fees:
Sweep Shares		29,379,736
Investor Shares[1]		2,268,946
Portfolio accounting fees		252,744
Registration fees		221,941
Custodian fees		203,020
Transfer agent fees		110,876
Shareholder reports		108,086
Professional fees		103,424
Independent trustees’ fees		68,290
Other expenses	+	154,087
Total expenses		69,095,112
Expense reduction by CSIM and its affiliates	–	9,938,054
Net expenses	–	59,157,058
Net investment income		131,125,914
Realized Gains (Losses)
Net realized gains on investments		112,999
Increase in net assets resulting from operations		$131,238,913
[1]	Investor Shares commenced operations on January 17, 2018 (see financial note 1).
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Schwab U.S. Treasury Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$131,125,914	$49,333,073
Net realized gains	+	112,999	1,504,982
Increase in net assets from operations		131,238,913	50,838,055
Distributions to Shareholders1,2
Sweep Shares		(106,330,852)	(49,908,281)
Investor Shares	+	(24,821,392)	—
Total distributions		($131,152,244)	($49,908,281)
Transactions in Fund Shares*,1
Shares Sold
Sweep Shares		34,205,148,408	42,599,713,452
Investor Shares	+	5,385,048,230	—
Total shares sold		39,590,196,638	42,599,713,452
Shares Reinvested
Sweep Shares		106,316,569	49,885,527
Investor Shares	+	18,596,314	—
Total shares reinvested		124,912,883	49,885,527
Shares Redeemed
Sweep Shares		(45,853,787,196)	(46,419,778,143)
Investor Shares	+	(1,990,202,504)	—
Total shares redeemed		(47,843,989,700)	(46,419,778,143)
Net transactions in fund shares		(8,128,880,179)	(3,770,179,164)
Net Assets
Beginning of period		15,537,836,559	19,307,085,949
Total decrease	+	(8,128,793,510)	(3,769,249,390)
End of period		$7,409,043,049	$15,537,836,559
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	Investor Shares commenced operations on January 17, 2018 (see financial note 1).
[2]	For the period ended December 31, 2017, the Sweep Share class of the fund distributed to shareholders $49,333,073 from net investment income and $575,208 from net realized gains, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
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Schwab Treasury Obligations Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	– [1]	—
Net realized and unrealized gains (losses)	0.00 [2]	0.00 [2]	(0.00) [2]	0.00 [2]	(0.00) [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	(0.00) [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.00) [2]	(0.00) [2]	—	—
Distributions from net realized gains	—	(0.00) [2]	—	—	—
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	—	—
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.25%	0.30%	0.01%	—	—
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.60%	0.60% [3]	0.37% [3]	0.12% [3]	0.07% [3]
Gross operating expenses	0.64%	0.73%	0.77%	0.77%	0.78%
Net investment income (loss)	1.10%	0.27%	0.01%	0.00%	0.00%
Net assets, end of period (x 1,000,000)	$186	$692	$1,029	$1,286	$1,125

Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[4]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.01 [1]	0.00 [1],[2]	– [1]	—
Net realized and unrealized gains (losses)	(0.01) [5]	0.00 [2]	(0.00) [2]	0.00 [2]	(0.00) [2]
Total from investment operations	0.01	0.01	0.00 [2]	0.00 [2]	(0.00) [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.01)	(0.00) [2]	—	—
Distributions from net realized gains	—	(0.00) [2]	—	—	—
Total distributions	(0.01)	(0.01)	(0.00) [2]	—	—
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.51%	0.58%	0.06%	—	—
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.33% [3],[6]	0.30% [3]	0.12% [3]	0.07% [3]
Gross operating expenses	0.49%	0.54%	0.58%	0.59%	0.60%
Net investment income (loss)	1.57%	0.65%	0.11%	0.00%	0.00%
Net assets, end of period (x 1,000,000)	$7,545	$3,125	$692	$51	$60
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
4
Effective October 3, 2017, the share class name of Value Advantage Shares was changed to Investor Shares.
5
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
6
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
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Schwab Treasury Obligations Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 21.5% of net assets
U.S. Treasury Debt 21.5%
UNITED STATES TREASURY		2.32%		01/02/19	150,000,000	150,000,000
		2.34%		01/08/19	100,000,000	99,961,000
		2.36%		01/29/19	50,000,000	49,911,969
		2.38%		01/29/19	200,000,000	199,642,925
		2.40%		01/29/19	50,000,000	49,910,187
		1.13%		01/31/19	325,000,000	324,694,102
		1.25%		01/31/19	179,771,000	179,607,509
		1.50%		01/31/19	200,000,000	199,859,130
		0.75%		02/15/19	90,000,000	89,820,706
		1.38%		02/28/19	150,000,000	149,764,555
		1.25%		04/30/19	170,000,000	169,309,914
Total Fixed-Rate Obligations
(Cost $1,662,481,997)						1,662,481,997
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 80.4% of net assets
U.S. Treasury Repurchase Agreements 80.4%
BANK OF MONTREAL
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $306,048,541, 1.00% - 2.00%, due 07/31/19 - 11/15/26)		2.85%		01/02/19	300,047,500	300,000,000
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $776,345,110, 1.25% - 7.88%, due 03/31/20 - 11/15/47)		2.90%		01/02/19	761,122,606	761,000,000
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $1,164,986,598, 0.00% - 8.75%, due 02/07/19 - 05/15/47)		2.95%		01/02/19	1,142,143,709	1,141,956,555
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Schwab Treasury Obligations Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
BARCLAYS CAPITAL INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $134,640,003, 1.38% - 2.75%, due 05/31/21 - 05/15/27)		2.95%		01/02/19	132,021,633	132,000,000
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $654,947,397, 0.00% - 4.75%, due 01/03/19 - 02/15/41)		2.95%		01/02/19	642,105,217	642,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by U.S. Treasury Securities valued at $510,269,803, 0.00% - 8.13%, due 01/08/19 - 11/15/46)		2.72%		01/07/19	500,264,444	500,000,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $510,083,600, 2.63% - 3.50%, due 02/28/23 - 08/15/44)		2.95%		01/02/19	500,081,944	500,000,000
JP MORGAN SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $280,500,093, 1.50% - 2.75%, due 08/15/20 - 04/30/23)		2.95%		01/02/19	275,045,069	275,000,000
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $459,000,002, 1.38% - 3.00%, due 05/31/22 - 05/15/46)		2.95%		01/02/19	450,073,750	450,000,000
RBC DOMINION SECURITIES INC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Treasury Securities valued at $229,612,539, 0.00% - 4.50%, due 01/10/19 - 11/15/45)		2.52%		01/04/19	225,110,250	225,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by U.S. Treasury Securities valued at $153,078,331, 0.75% - 2.88%, due 07/15/19 - 08/15/46)		2.63%		01/07/19	150,076,708	150,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $285,646,903, 0.00% - 3.63%, due 01/24/19 - 02/15/44)		2.95%		01/02/19	280,045,889	280,000,000
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Treasury Securities valued at $102,207,457, 2.00% - 2.88%, due 08/31/21 - 08/15/28)		2.44%		01/07/19	100,081,333	100,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $776,347,244, 0.00% - 8.88%, due 01/03/19 - 02/15/48)		2.95%		01/02/19	761,124,719	761,000,000
Total Repurchase Agreements
(Cost $6,217,956,555)						6,217,956,555

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Treasury Obligations Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$1,662,481,997
Repurchase agreements, at cost and value (Note 2a)		6,217,956,555
Receivables:
Fund shares sold		139,081,804
Interest		6,162,322
Prepaid expenses	+	170,629
Total assets		8,025,853,307
Liabilities
Payables:
Investments bought		249,553,113
Investment adviser and administrator fees		1,884,939
Shareholder service fees		22,324
Independent trustees’ fees		61
Fund shares redeemed		37,843,585
Distributions to shareholders		6,256,626
Accrued expenses	+	173,825
Total liabilities		295,734,473
Net Assets
Total assets		8,025,853,307
Total liabilities	–	295,734,473
Net assets		$7,730,118,834
Net Assets by Source
Capital received from investors		7,730,118,352
Total distributable earnings[1]		482

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$185,570,662		185,570,291		$1.00
Investor Shares	$7,544,548,172		7,544,534,914		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 7 for additional information).
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Schwab Government Money Funds  |  Annual Report
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Schwab Treasury Obligations Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$98,088,360
Expenses
Investment adviser and administrator fees		16,812,303
Shareholder service fees:
Sweep Shares		1,270,005
Investor Shares		7,104,754
Registration fees		320,638
Portfolio accounting fees		131,043
Custodian fees		85,841
Professional fees		57,270
Transfer agent fees		42,371
Independent trustees’ fees		41,784
Shareholder reports		27,012
Other expenses	+	51,432
Total expenses		25,944,453
Expense reduction by CSIM and its affiliates	–	6,826,683
Net expenses	–	19,117,770
Net investment income		78,970,590
Realized Gains (Losses)
Net realized gains on investments		1,156
Increase in net assets resulting from operations		$78,971,746
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Schwab Government Money Funds  |  Annual Report
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Schwab Treasury Obligations Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$78,970,590	$14,703,495
Net realized gains	+	1,156	187,381
Increase in net assets from operations		78,971,746	14,890,876
Distributions to Shareholders1
Sweep Shares		(4,631,083)	(2,262,526)
Investor Shares	+	(74,339,507)	(12,569,470)
Total distributions		($78,970,590)	($14,831,996)
Transactions in Fund Shares*
Shares Sold
Sweep Shares		2,181,721,325	2,486,266,605
Investor Shares	+	13,037,354,089	5,600,974,027
Total shares sold		15,219,075,414	8,087,240,632
Shares Reinvested
Sweep Shares		4,631,084	2,261,147
Investor Shares	+	48,845,278	8,523,626
Total shares reinvested		53,476,362	10,784,773
Shares Redeemed
Sweep Shares		(2,692,932,818)	(2,825,412,290)
Investor Shares	+	(8,666,193,809)	(3,177,146,913)
Total shares redeemed		(11,359,126,627)	(6,002,559,203)
Net transactions in fund shares		3,913,425,149	2,095,466,202
Net Assets
Beginning of period		3,816,692,529	1,721,167,447
Total increase	+	3,913,426,305	2,095,525,082
End of period		$7,730,118,834	$3,816,692,529
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Sweep Share class of the fund distributed to shareholders $2,238,837 from net investment income and $23,689 from net realized gains, respectively. The Investor Share class of the fund distributed to shareholders $12,464,658 from net investment income and $104,812 from net realized gains, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
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Schwab Government Money Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Value Advantage Money Fund®	Schwab AMT Tax-Free Money Fund
Schwab Retirement Advantage Money Fund®	Schwab California Municipal Money Fund
Schwab Investor Money Fund®	Schwab New York Municipal Money Fund
Schwab Cash Reserves
Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Treasury Obligations Money Fund each offer two share classes: Sweep Shares and Investor Shares. The Investor Shares class of Schwab U.S. Treasury Money Fund commenced operations on January 17, 2018. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.
Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the funds adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the
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Schwab Government Money Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. Securities held by stable NAV money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the funds’ investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Repurchase Agreements: (Schwab U.S. Treasury Money Fund may not invest in repurchase agreements) In a repurchase agreement, a fund buys a security from another party (the counterparty), usually a financial institution, with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash and/or U.S. government securities. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities, such as debt securities, equity securities and high yield securities that are rated below investment grade. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed or limited and the value of the collateral may decline. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.
As of December 31, 2018, the following funds had investments in repurchase agreements with a gross value as disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities:
Schwab Government Money Fund	$14,542,313,428
Schwab Treasury Obligations Money Fund	6,217,956,555
The value of the related collateral disclosed in the Portfolio Holdings exceeded the value of the repurchase agreements at period end.
Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations, if any.
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Schwab Government Money Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
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Schwab Government Money Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investment Risk. You could lose money by investing in the funds. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds’ sponsors have no legal obligation to provide financial support to the funds, and you should not expect that the sponsors will provide financial support to the funds at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The funds are currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for a fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings.
Stable Net Asset Value Risk. If a fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. Each fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. (Applies only to Schwab Government Money Market Fund and Schwab Treasury Obligations Money Fund) When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.
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Schwab Government Money Funds
Financial Notes (continued)

3. Risk Factors (continued):
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Government Money Fund	0.31%
Schwab U.S. Treasury Money Fund	0.32%
Schwab Treasury Obligations Money Fund	0.33%
Shareholder Servicing
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The Plan also enables Sweep Shares of Schwab Government Money Fund, Sweep Shares of Schwab U.S. Treasury Money Fund and Sweep Shares of Schwab Treasury Obligations Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions, it provides to fund shareholders invested in such funds based on the amounts set forth below.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. The sweep administration fee and shareholder servicing fee paid to Schwab are based on the average daily net asset value of the funds’ shares owned by
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Schwab Government Money Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
shareholders holding shares through Schwab. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
	Shareholder Servicing Fee	Sweep Administration Fee
Schwab Government Money Fund
Sweep Shares	0.15%	0.15%
Investor Shares	0.15%	n/a
Schwab U.S. Treasury Money Fund
Sweep Shares	0.15%	0.15%
Investor Shares	0.15%	n/a
Schwab Treasury Obligations Money Fund
Sweep Shares	0.15%	0.15%
Investor Shares	0.15%	n/a
Contractual Expense Limitation
CSIM and its affiliates have made an additional agreement with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation), as follows:
Schwab Government Money Fund
Sweep Shares	0.70%
Investor Shares	0.35%
Schwab U.S. Treasury Money Fund
Sweep Shares	0.55%
Investor Shares	0.35%
Schwab Treasury Obligations Money Fund
Sweep Shares	0.60%
Investor Shares	0.35%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Schwab Government Money Funds
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the funds’ investments was as follows:
	Schwab Government Money Fund	Schwab U.S. Treasury Money Fund	Schwab Treasury Obligations Money Fund
Tax cost	$19,085,662,984	$7,870,309,340	$7,880,438,552
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Government Money Fund	Schwab U.S. Treasury Money Fund	Schwab Treasury Obligations Money Fund
Undistributed ordinary income	$—	$—	$482
Total	$—	$—	$482
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Government Money Fund	Schwab U.S. Treasury Money Fund	Schwab Treasury Obligations Money Fund
Current period distributions
Ordinary income	$255,741,971	$131,152,244	$78,970,590
Long-term capital gains	—	—	—
Prior period distributions
Ordinary income	$75,014,914	$49,908,281	$14,819,315
Long-term capital gains	—	—	12,681
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
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Schwab Government Money Funds
Financial Notes (continued)

7. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the funds did not incur any interest or penalties.

8. Subsequent Events:
At a meeting held on September 25, 2018, the Board of the trust approved the liquidation and redemption of the Sweep Shares of the Schwab U.S. Treasury Money Fund and Schwab Treasury Obligations Money Fund. Each fund will redeem all of its outstanding Sweep Shares on or about April 10, 2019, and distribute the proceeds to its Sweep Shares shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of such fund’s Sweep Shares after the fund has paid or provided for all its charges, taxes, expenses and liabilities.
Other than the planned liquidation of the Sweep Shares as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Government Money Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Treasury Obligations Money Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Treasury Obligations Money Fund (three of the funds constituting The Charles Schwab Family of Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Schwab Government Money Funds
Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2018:
Schwab Government Money Fund	$73,162
Schwab U.S. Treasury Money Fund	—
Schwab Treasury Obligations Money Fund	—
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Schwab Government Money Funds
Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None
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Schwab Government Money Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Schwab Government Money Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None
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Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
45
Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
46
Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
asset-backed commercial paper  A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies. Asset-backed commercial paper is subject to credit risk.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
collateralized mortgage obligation (CMO)  A type of security that is collateralized by pools of mortgages backed by government agencies or private issuers (non-agency). The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests, known as tranches. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
corporate note  An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
exchange-traded fund (ETF)  An investment fund that tracks an index, a commodity or a basket of assets, and trades on an exchange.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
repurchase agreement  (also known as a “repo”) The sale of a security combined with a simultaneous agreement to repurchase it at a predetermined date and price.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

47
Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

48
Schwab Government Money Funds  |  Annual Report

Schwab Government Money Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

49
Schwab Government Money Funds  |  Annual Report

Notes

Notes

Notes

Schwab Government Money Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR31360-14
00224340

Annual Report  |  December 31, 2018
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
Investors found some respite from the market tumult in money market funds. In November 2018, money market funds enjoyed their biggest inflows since December 2014, as investors sold stock and bond positions and sought stability amid heightened market volatility. Money market funds have long served as holding places for investors keeping an eye out for the next opportunity, and rising interest rates in recent years have benefited those who employ them as a dedicated allocation.
As one of the country’s largest money market fund managers, we at Charles Schwab Investment Management view money market funds as a foundational part of a diversified portfolio. In addition to offering liquidity and current income, the Schwab Municipal Money Fund and the Schwab AMT Tax-Free Money Fund seek to provide preservation of capital. As part of this focus, the portfolio management team that oversees the Schwab Municipal Money Fund and the Schwab AMT Tax-Free Money Fund applies learnings from in depth credit research and analysis to help manage credit and interest rate risks. Additionally, the team evaluates stress testing designed to help them understand and prepare for a wide range of potential scenarios, including the impact of potential decreases or increases in short-term rates, widening of credit spreads, and downgrades and defaults among issuers.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Municipal Money Fund or the Schwab AMT Tax-Free Money Fund, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Kevin Shaughnessy, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration private client assets.

Cameron Ullyatt, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund

The Schwab Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from states and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on municipal (muni) money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy, as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The tightening of monetary policy by the Fed, the uncertain impact of tax reform, as well as a series of annual seasonal influences specific to muni money market securities—such as tax payments and seasonal note issuance—created an environment of considerable volatility for short-term muni money market fund yields throughout the reporting period. The net effect on the SIFMA Municipal Swap Index—a widely used benchmark for yields on floating rate muni securities—was an average reset of 1.41%, an increase of 0.56% versus the 2017 average reset of 0.85%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All securities in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and in response to the Fed’s short-term interest rate increases, as well as seasonal influences unique to muni money market funds, the fund’s weighted average maturity (WAM) began the reporting period at 15 days and ended at 23 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	23 Days
Largest Holdings by State % of Net Assets

Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Portfolio Composition is calculated using the Par Value of Investments and excludes cash.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab Municipal Money Fund
	Sweep Shares	Investor Shares	Ultra Shares
Ticker Symbol	SWXXX	SWTXX	SWOXX
Minimum Initial Investment[1]	*	None	$1,000,000
Seven-Day Yield (with waivers)[2]	1.33%	1.43%	1.58%
Seven-Day Yield (without waivers)[2]	1.20%	1.30%	1.45%
Seven-Day Effective Yield (with waivers)[2]	1.34%	1.44%	1.59%
Seven-Day Taxable Equivalent Effective Yield[2,3]	2.26%	2.43%	2.69%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 5.
[3]	Taxable equivalent effective yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.80%. Your tax rate may be different.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab AMT Tax-Free Money Fund

The Schwab AMT Tax-Free Money Fund (the fund) seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity. To pursue its goal, the fund invests in municipal (muni) money market securities from states and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on municipal (muni) money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy, as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The tightening of monetary policy by the Fed, the uncertain impact of tax reform, as well as a series of annual seasonal influences specific to muni money market securities—such as tax payments and seasonal note issuance—created an environment of considerable volatility for short-term muni money market fund yields throughout the reporting period. The net effect on the SIFMA Municipal Swap Index—a widely used benchmark for yields on floating rate muni securities—was an average reset of 1.41%, an increase of 0.56% versus the 2017 average reset of 0.85%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All securities in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and in response to the Fed’s short-term interest rate increases, as well as seasonal influences unique to muni money market funds, the fund’s weighted average maturity (WAM) began the reporting period at 17 days and ended at 23 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	23 Days
Largest Holdings by State % of Net Assets

Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Portfolio Composition is calculated using the Par Value of Investments and excludes cash.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab AMT Tax-Free Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
	Schwab AMT Tax-Free Money Fund
	Sweep Shares	Investor Shares
Ticker Symbol	SWFXX	SWWXX
Minimum Initial Investment[1]	*	None
Seven-Day Yield (with waivers)[2]	1.19%	1.41%
Seven-Day Yield (without waivers)[2]	1.16%	1.26%
Seven-Day Effective Yield (with waivers)[2]	1.20%	1.42%
Seven-Day Taxable Equivalent Effective Yield[2,3]	2.03%	2.40%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 5.
[3]	Taxable equivalent effective yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.80%. Your tax rate may be different.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab Municipal Money Fund
Sweep Shares
Actual Return	0.44%	$1,000.00	$1,005.70	$2.22
Hypothetical 5% Return	0.44%	$1,000.00	$1,022.98	$2.24
Investor Shares
Actual Return	0.34%	$1,000.00	$1,006.20	$1.72
Hypothetical 5% Return	0.34%	$1,000.00	$1,023.49	$1.73
Ultra Shares
Actual Return	0.19%	$1,000.00	$1,007.00	$0.96
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.24	$0.97
Schwab AMT Tax-Free Money Fund
Sweep Shares
Actual Return	0.57%	$1,000.00	$1,005.70	$2.88
Hypothetical 5% Return	0.57%	$1,000.00	$1,022.33	$2.91
Investor Shares
Actual Return	0.35%	$1,000.00	$1,006.80	$1.77
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	(0.00) [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	—	—	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.04%	0.35%	0.06%	0.03%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.44%	0.55% [3]	0.39% [4]	0.08% [4]	0.09% [4]
Gross operating expenses	0.58%	0.65%	0.68%	0.68%	0.68%
Net investment income (loss)	0.96%	0.35%	0.06%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$2,027	$9,263	$9,741	$11,505	$11,405

Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[5]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	(0.00) [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	—	—	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.15%	0.48%	0.12%	0.03%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.34%	0.42% [3]	0.34% [4]	0.08% [4]	0.09% [4]
Gross operating expenses	0.48%	0.53%	0.55%	0.55%	0.55%
Net investment income (loss)	1.17%	0.50%	0.12%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$2,735	$822	$519	$548	$621
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
4
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
5
Effective October 3, 2017, the share class name of Value Advantage Shares was changed to Investor Shares.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Financial Highlights continued
Ultra Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[1],[2]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [3]	0.01 [3]	0.00 [3],[4]	0.00 [3],[4]	0.00 [4]
Net realized and unrealized gains (losses)	(0.00) [4]	0.00 [4]	(0.00) [4]	0.00 [4]	0.00 [4]
Total from investment operations	0.01	0.01	0.00 [4]	0.00 [4]	0.00 [4]
Less distributions:
Distributions from net investment income	(0.01)	(0.01)	(0.00) [4]	(0.00) [4]	(0.00) [4]
Distributions from net realized gains	—	—	—	(0.00) [4]	(0.00) [4]
Total distributions	(0.01)	(0.01)	(0.00) [4]	(0.00) [4]	(0.00) [4]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.30%	0.67%	0.27%	0.03%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%	0.22% [5]	0.20% [6]	0.08% [6]	0.09% [6]
Gross operating expenses	0.33%	0.47%	0.55%	0.55%	0.55%
Net investment income (loss)	1.31%	0.71%	0.32%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$12,748	$5,832	$2,020	$823	$1,037

1
Effective November 17, 2017, the Select Shares merged into Ultra Shares.
2
Effective October 3, 2017, the share class name of Premier Shares was changed to Ultra Shares.
3
Calculated based on the average shares outstanding during the period.
4
Per-share amount was less than $0.005.
5
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
6
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Municipal Securities 17.0% of net assets
Alabama 0.4%
Huntsville Healthcare Auth
CP		1.76%		01/04/19	15,000,000	15,000,000
CP		1.77%		01/04/19	37,400,000	37,400,000
CP		1.79%		02/05/19	9,500,000	9,500,000
						61,900,000
California 2.2%
California Dept of Water Resources
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/23/19	10,056,000	10,056,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/25/19	10,175,000	10,175,000
Water Revenue CP Series 2 (LIQ: WELLS FARGO BANK NA)		1.70%		01/28/19	9,725,000	9,725,000
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		1.90%		04/03/19	28,000,000	28,000,000
RB (Kaiser Permanente) Series 2006E		1.82%		05/08/19	26,000,000	26,000,000
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004E		1.45%		01/08/19	4,160,000	4,160,000
RB (Kaiser Permanente) Series 2004E		1.90%		04/03/19	35,290,000	35,290,000
RB (Kaiser Permanente) Series 2004I		1.90%		04/03/19	34,110,000	34,110,000
RB (Kaiser Permanente) Series 2004I		1.82%		05/08/19	8,500,000	8,500,000
RB (Kaiser Permanente) Series 2004K		1.45%		01/08/19	36,710,000	36,710,000
RB (Kaiser Permanente) Series 2004K		1.80%		01/16/19	9,000,000	9,000,000
RB (Kaiser Permanente) Series 2004K		1.82%		05/08/19	10,090,000	10,090,000
RB (Kaiser Permanente) Series 2006D		1.83%		03/14/19	11,800,000	11,800,000
RB (Kaiser Permanente) Series 2008B		1.55%		01/04/19	25,000,000	25,000,000
RB (Kaiser Permanente) Series 2008C		1.79%		02/06/19	2,800,000	2,800,000
RB (Kaiser Permanente) Series 2009B-1		1.86%		03/12/19	13,000,000	13,000,000
RB (Kaiser Permanente) Series 2009B-4		1.86%		03/12/19	36,600,000	36,600,000
RB (Kaiser Permanente) Series 2009B2		1.92%		04/02/19	27,000,000	27,000,000
RB (Kaiser Permanente) Series 2009B3		1.86%		03/12/19	5,000,000	5,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (Kaiser Permanente) Series 2009B3		1.92%		04/02/19	20,000,000	20,000,000
RB (Kaiser Permanente) Series 2009B3		1.82%		04/04/19	21,500,000	21,500,000
Golden Gate Bridge & Highway District
CP Series A (LIQ: JPMORGAN CHASE BANK NA)		1.78%		01/03/19	4,500,000	4,500,000
						389,016,000
Colorado 0.1%
Colorado Springs Public Facilities Auth
COP Series 2009 (ESCROW)		5.00%		11/01/19	11,140,000	11,433,246
Lower Colorado River Auth
CP Series B (LOC: STATE STREET BANK AND TRUST COMPANY)		1.80%		02/04/19	1,059,000	1,059,000
						12,492,246
Connecticut 0.0%
Connecticut HFA
Housing Mortgage Finance Bonds Series 2016F2		1.40%		05/15/19	600,000	598,902
Housing Mortgage Finance Bonds Series 2018E4		2.25%		11/15/19	4,300,000	4,300,000
						4,898,902
District of Columbia 0.2%
District of Columbia Water & Sewer Auth
Extendible CP Series A		1.85%	03/08/19	09/06/19	37,000,000	37,000,000
Florida 1.2%
Florida
Public Education Capital Outlay Refunding Bonds Series 2009C		5.00%		06/01/19	1,000,000	1,013,296
Florida Dept of Transportation
Turnpike RB Series 2013C		5.00%		07/01/19	5,000,000	5,080,394
Florida Local Government Finance Commission
CP Series A1&B1 (LOC: JPMORGAN CHASE BANK NA)		1.80%		01/04/19	9,023,000	9,023,000
CP Series A1&B1 (LOC: JPMORGAN CHASE BANK NA)		1.78%		01/07/19	7,500,000	7,500,000
Kissimmee Utility Auth
CP Notes Series B (LIQ: JPMORGAN CHASE BANK NA)		1.79%		01/08/19	20,000,000	20,000,000
Miami-Dade Cnty
CP Notes Series A-1 (LOC: BANK OF AMERICA NA)		1.79%		01/17/19	31,500,000	31,500,000
Water & Sewer System CP Notes Series A1 (LOC: BARCLAYS BANK PLC)		1.78%		01/31/19	27,500,000	27,500,000
Water & Sewer System CP Notes Series B1 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.79%		01/31/19	40,000,000	40,000,000
Sunshine State Governmental Financing Commission
CP Series H (LIQ: JPMORGAN CHASE BANK NA)		1.80%		03/12/19	49,255,000	49,255,000
CP Series H (LIQ: JPMORGAN CHASE BANK NA)		1.90%		04/18/19	22,000,000	22,000,000
						212,871,690
Georgia 0.4%
Atlanta Airport
2nd Lien PFC & 3rd Lien General Revenue CP Series D (LOC: BANK OF AMERICA NA)		1.89%		03/04/19	1,983,000	1,983,000
2nd Lien PFC & 3rd Lien General Revenue CP Series H (LOC: PNC BANK NATIONAL ASSOCIATION)		2.05%		05/31/19	22,270,000	22,270,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
2nd Lien PFC & 3rd Lien General Revenue CP Series H (LOC: PNC BANK NATIONAL ASSOCIATION)		2.10%		05/31/19	52,730,000	52,730,000
						76,983,000
Hawaii 0.2%
Honolulu
GO CP Series B2 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.80%		01/31/19	31,800,000	31,800,000
Idaho 0.3%
Idaho
TAN 2018		4.00%		06/28/19	41,750,000	42,194,180
Idaho Health Facilities Auth
Hospital RB (Trinity Health) Series 2013ID		1.80%		02/01/19	11,000,000	11,000,000
						53,194,180
Illinois 0.6%
Illinois Finance Auth
Pooled Program CP (LOC: NORTHERN TRUST COMPANY (THE))		1.78%		01/04/19	58,983,000	58,983,000
Pooled Program CP (LOC: NORTHERN TRUST COMPANY (THE))		1.80%		02/04/19	25,143,000	25,143,000
RB (Silver Cross Hospital) Series 2009 (ESCROW)		6.88%		08/15/19	12,000,000	12,366,965
						96,492,965
Indiana 0.0%
Indiana Bond Bank
Special Program Bonds (Clark Memorial Hospital) Series 2009D (ESCROW)		5.50%		02/01/19	4,770,000	4,784,151
Iowa 0.0%
Waterloo Community SD
Refunding RB Series 2011A (ESCROW)		5.00%		07/01/19	3,560,000	3,616,351
Kentucky 0.2%
Louisville & Jefferson Cnty Metro Sewer District
BAN 2018		4.00%		11/01/19	26,500,000	26,915,500
CP Series 2018A2 (LIQ: JPMORGAN CHASE BANK NA)		1.80%		01/14/19	3,300,000	3,300,000
CP Series A1 (LIQ: BANK OF AMERICA NA)		1.85%		04/11/19	10,000,000	9,999,200
						40,214,700
Louisiana 0.2%
Ascension Parish
RB (BASF Corp) Series 1999		1.83%		01/17/19	10,000,000	10,000,000
Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB Series 1984B (LOC: WELLS FARGO BANK NA)		1.80%		03/15/19	15,000,000	15,000,000
						25,000,000
Maryland 0.3%
Baltimore Cnty
GO BAN 2018		4.00%		03/18/19	8,435,000	8,474,656
GO BAN Series 2018		4.00%		03/18/19	8,300,000	8,338,186

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Maryland Health & Higher Educational Facilities Auth
RB (Univ of Maryland Medical System) Series 2010 (ESCROW)		5.00%		07/01/19	4,070,000	4,134,204
Montgomery Cnty
RB (Trinity Health) Series 2013MD		1.81%		03/01/19	26,000,000	26,000,000
Washington Suburban Sanitary District
Consolidated Bonds 2018		5.00%		06/01/19	6,905,000	6,996,756
						53,943,802
Massachusetts 0.4%
Massachusetts Development Finance Agency
RB (Partners Healthcare) Series 2012L		5.00%		07/01/19	300,000	304,313
Massachusetts Health & Educational Facilities Auth
Revenue Notes (Harvard Univ) Series EE		1.74%		01/17/19	25,000,000	25,000,000
Revenue Notes (Harvard Univ) Series EE		1.76%		03/11/19	30,000,000	30,000,000
Univ of Massachusetts Building Auth
CP Notes Series 2013A-1 (LIQ: STATE STREET BANK AND TRUST COMPANY)		1.80%		02/05/19	6,600,000	6,600,000
						61,904,313
Michigan 0.2%
Michigan Finance Auth
Hospital RB (CHE Trinity Health) Series 2013MI1		1.81%		03/01/19	11,000,000	11,000,000
Univ of Michigan
CP Notes Series K2		1.73%	01/17/19	09/03/19	23,520,000	23,520,000
						34,520,000
Minnesota 0.1%
Rochester
Health Care Facilities (Mayo Clinic) Series 2011		1.75%		01/08/19	20,000,000	20,000,000
Mississippi 0.1%
Jackson Cnty
Water System GO Refunding Bonds Series 1994		1.50%		02/01/19	12,840,000	12,840,000
Nevada 0.1%
Las Vegas Valley Water District
LT GO CP Series 2004A (LIQ: SUMITOMO MITSUI BANKING CORPORATION)		1.85%		04/03/19	14,000,000	14,000,000
Truckee Meadows Water Auth
Water Revenue CP Series 2006B (LOC: WELLS FARGO BANK NA)		1.79%		02/04/19	5,875,000	5,875,000
						19,875,000
New Jersey 0.1%
Hudson Cnty
BAN 2018		4.00%		12/10/19	16,000,000	16,308,277
Hudson Cnty Improvement Auth
Cnty-Guaranteed Pooled Notes Series 2018C1		3.00%		10/03/19	5,537,000	5,578,141
						21,886,418
New York 1.8%
Brewster CSD
BAN 2018		3.00%		07/12/19	39,346,793	39,601,693

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Clarkstown CSD
BAN 2018		3.00%		07/26/19	11,000,000	11,075,249
East Islip UFSD
BAN 2018		3.00%		10/10/19	3,266,044	3,290,030
Enlarged Troy SD
BAN 2018		3.50%		06/12/19	4,000,000	4,022,139
Fairpoint CSD
GO BANs 2018		3.25%		07/19/19	7,924,000	7,981,342
Half Hollow Hills CSD
TAN 2018-2019		3.00%		06/27/19	29,000,000	29,140,158
Middletown
BAN 2018A		3.50%		08/28/19	10,000,000	10,104,981
Miller Place UFSD
TAN 2018-2019		3.25%		06/27/19	11,000,000	11,076,062
New York State Power Auth
CP Series 1&2		1.75%		01/03/19	26,557,000	26,557,000
CP Series 1&2		1.72%		01/09/19	15,364,000	15,364,000
CP Series 1&2		1.77%		01/09/19	14,389,000	14,389,000
CP Series 1&2		1.77%		01/10/19	26,150,000	26,150,000
North Tonawanda SD
BAN 2018		3.25%		08/23/19	10,000,000	10,089,625
Port Auth of New York & New Jersey
Consolidated Bonds 188th Series		5.00%		05/01/19	8,655,000	8,737,881
Port Washington UFSD
BAN 2018		4.00%		08/07/19	10,000,000	10,131,151
Ravena-Coeymans-Selkirk CSD
GO BAN 2018		4.00%		08/16/19	10,000,000	10,133,804
Sachem Central SD
TAN 2018-2019		3.50%		06/25/19	50,000,000	50,379,247
Sayville UFSD
TAN 2018		3.00%		06/27/19	5,500,000	5,526,459
West Islip UFSD
BAN 2018		3.25%		07/24/19	11,000,000	11,088,953
Westhampton Beach UFSD
TAN 2018-2019		3.25%		06/27/19	10,000,000	10,069,371
						314,908,145
North Carolina 0.1%
North Carolina
GO Bonds Series 2018A		5.00%		06/01/19	8,520,000	8,633,281
Ohio 0.4%
Franklin Cnty
RB (Trinity Health) Series 2013-OH		1.80%		02/01/19	10,000,000	10,000,000
Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic Health System) Series 2008B5		1.80%		02/04/19	31,145,000	31,145,000
Hospital RB (Cleveland Clinic Health System) Series 2008B5		1.82%		02/21/19	11,780,000	11,780,000
Hospital RB (Cleveland Clinic Health System) Series 2008B6		1.82%		02/21/19	16,695,000	16,695,000
						69,620,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
South Carolina 0.1%
South Carolina Public Service Auth
GO Refunding RB Series 2009A (ESCROW)		5.25%		01/02/19	1,520,000	1,520,000
GO Refunding RV Series 2016A (ESCROW)		5.50%		01/02/19	19,255,000	19,255,000
Refunding RB Series 2009A (ESCROW)		5.00%		01/02/19	1,405,000	1,405,000
						22,180,000
Tennessee 0.1%
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A (LOC: STATE STREET BANK AND TRUST COMPANY)		1.90%		03/07/19	15,000,000	15,000,000
Texas 6.3%
Allen ISD
ULT GO Series 2017 (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		02/15/19	2,365,000	2,374,110
Austin ISD
CP Series A (LIQ: SUMITOMO MITSUI BANKING CORPORATION)		1.76%		02/06/19	15,000,000	15,000,000
CP Series A (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.80%		01/10/19	20,000,000	20,000,000
Beaumont ISD
ULT Refunding Bonds Series 2016 (GTY: Texas Permanent School Fund Prog)		5.00%		02/15/19	4,220,000	4,236,080
Birdville ISD
ULT GO Bonds Series 2015A (GTY: Texas Permanent School Fund Prog)		1.81%		02/15/19	2,455,000	2,449,770
Brownsville
Utilities System CP Series A (LOC: MUFG UNION BANK NA)		1.96%		06/11/19	13,000,000	13,000,000
Dallas Area Rapid Transit
Sr Sub Lien Sales Tax Revenue CP Series I		1.75%		01/22/19	20,000,000	20,000,000
Goose Creek ISD
ULT GO Bonds Series 2013 (GTY: Texas Permanent School Fund Prog)		4.00%		02/15/19	1,000,000	1,002,686
Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		1.80%		01/15/19	45,000,000	45,000,000
Refunding RB (Methodist Hospital) Series 2009C1		1.78%		02/21/19	73,000,000	73,000,000
Refunding RB (Methodist Hospital) Series 2009C2		1.82%		01/03/19	26,375,000	26,375,000
Refunding RB (Methodist Hospital) Series 2009C2		1.80%		01/15/19	26,670,000	26,670,000
Houston
Combined Utility System CP Series B3 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.80%		01/10/19	14,500,000	14,500,000
Combined Utility System CP Series B3 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.81%		02/12/19	20,000,000	20,000,000
Klein ISD
ULT Refunding Bonds Series 2016A (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		08/01/19	375,000	381,903
Lake Travis ISD
ULT GO Bonds Series 2018A (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		02/15/19	2,370,000	2,379,129
Lewisville ISD
ULT GO Refunding Bonds Series 2016A (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		08/15/19	2,325,000	2,370,944

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Lower Colorado River Auth
CP Series B (LOC: STATE STREET BANK AND TRUST COMPANY)		1.78%		01/02/19	1,123,000	1,123,000
Transmission Contract Revenue CP (GTY: JPMORGAN CHASE BANK NA) (LOC: STATE STREET BANK AND TRUST COMPANY)		1.77%		01/02/19	22,206,000	22,206,000
Transmission Contract Revenue CP (GTY: JPMORGAN CHASE BANK NA) (LOC: STATE STREET BANK AND TRUST COMPANY)		1.82%		03/01/19	19,179,000	19,179,000
North East ISD
ULT CP Series 2017A (LIQ: JPMORGAN CHASE BANK NA)		1.65%		01/28/19	15,000,000	15,000,000
ULT CP Series 2017A (LIQ: JPMORGAN CHASE BANK NA)		1.80%		01/28/19	20,000,000	20,000,000
ULT CP Series 2017A (LIQ: JPMORGAN CHASE BANK NA)		1.83%		01/28/19	15,000,000	15,000,000
ULT GO Refunding Bonds Series 2012 (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		08/01/19	9,000,000	9,166,709
Northwest ISD
ULT GO Refunding Bonds Series 2015B (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		4.00%		02/15/19	1,000,000	1,002,686
Port of Port Arthur Navigation District
Exempt Facilities RB (Emerald Renewable Diesel Project) Series 2018 (ESCROW)		2.40%		05/31/19	45,000,000	45,000,000
RB (BASF Corp) Series 2000A		1.83%		01/17/19	15,000,000	15,000,000
Richardson ISD
ULT GO Refunding Bonds Series 2015C (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		02/15/19	1,035,000	1,038,987
San Antonio
Electric & Gas Systems CP Series C (LIQ: MUFG BANK LTD)		1.75%		03/04/19	12,500,000	12,500,000
GO Bonds Series 2018		4.00%		08/01/19	2,000,000	2,025,736
Water System CP Series A (LIQ: JPMORGAN CHASE BANK NA)		1.78%		02/06/19	38,200,000	38,200,000
Water System CP Series A (LIQ: JPMORGAN CHASE BANK NA)		1.90%		06/04/19	5,000,000	5,000,000
Water System CP Series A (LIQ: JPMORGAN CHASE BANK NA)		1.95%		06/06/19	17,735,000	17,735,000
Spring Branch ISD
ULT GO Refunding Bonds Series 2014B (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		02/01/19	1,475,000	1,478,832
Texas
GO Bonds Series 2012		5.50%		08/01/19	1,000,000	1,020,449
TRAN Series 2018		4.00%		08/29/19	514,465,000	521,258,727
Texas A&M Univ
CP Series B		1.75%		01/29/19	5,000,000	5,000,000
Texas Public Finance Auth
CP Series 2003		1.80%		01/17/19	2,685,000	2,685,000
Univ of Texas
CP Notes Series A		1.78%		02/04/19	20,000,000	20,000,000
Permanent Univ Fund Bonds Series 2015A		5.00%		07/01/19	2,805,000	2,849,256
Revenue Financing CP Series A		1.78%		02/06/19	20,000,000	20,000,000
						1,102,209,004
Utah 0.2%
Intermountain Power Agency
CP Series B (LIQ: BANK OF AMERICA NA)		1.73%		01/22/19	22,000,000	22,000,000
CP Series B (LIQ: BANK OF AMERICA NA)		1.78%		02/21/19	18,000,000	18,000,000
						40,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Vermont 0.0%
Vermont Economic Development Auth
CP Series D (LOC: JPMORGAN CHASE BANK NA)		1.82%		01/03/19	7,450,000	7,450,000
Virginia 0.3%
Metropolitan Washington Airports Auth
2nd Sr Lien CP (Dulles Toll Road) Series 1 (LOC: JPMORGAN CHASE BANK NA)		1.74%		01/22/19	25,000,000	25,000,000
2nd Sr Lien CP (Dulles Toll Road) Series 1 (LOC: JPMORGAN CHASE BANK NA)		1.74%		01/23/19	17,000,000	17,000,000
2nd Sr Lien CP (Dulles Toll Road) Series 1 (LOC: JPMORGAN CHASE BANK NA)		1.76%		02/20/19	8,000,000	8,000,000
2nd Sr Lien CP (Dulles Toll Road) Series 1 (LOC: JPMORGAN CHASE BANK NA)		1.76%		02/21/19	8,000,000	8,000,000
						58,000,000
Washington 0.3%
Port of Seattle
Sub Lien CP Series 2017B1 (LOC: BANK OF AMERICA NA)		1.85%		02/12/19	18,655,000	18,655,000
Sub Lien Refunding RB Series 2012B		4.00%		08/01/19	2,065,000	2,089,288
Port of Tacoma
Sub Lien Revenue CP Series 2002B (LOC: BANK OF AMERICA NA)		1.88%		03/07/19	25,000,000	25,000,000
Washington
GO Refunding Bonds Series 2010A (ESCROW)		5.00%		08/01/19	2,200,000	2,240,505
Go Refunding Bonds Series R2012A		5.00%		07/01/19	1,645,000	1,671,286
Motor Vehicle Fuel Tax GO Series 2015C		5.00%		02/01/19	735,000	736,908
						50,392,987
Wisconsin 0.1%
Wisconsin
GO Bonds Series 2016B		5.00%		05/01/19	3,000,000	3,031,942
GO CP Notes (LIQ: BMO HARRIS BANK NA)		1.79%		02/04/19	11,144,000	11,144,000
						14,175,942
Total Fixed-Rate Municipal Securities
(Cost $2,977,803,077)						2,977,803,077

Variable-Rate Municipal Securities 82.4% of net assets
Alabama 1.5%
Alabama HFA
M/F Housing RB (Chapel Ridge Apts) Series 2005E (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	11,000,000	11,000,000
M/F Housing Refunding RB (Hunter Ridge Apts) Series 2005F (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	10,550,000	10,550,000
Alabama Special Care Facility Financing Auth
RB (Ascension Health) Series 2016B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	2,390,000	2,390,000
RB Series 2016C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	9,000,000	9,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Birmingham IDB
RB (Culton Properties) Series 2009A (LOC: FEDERAL HOME LOAN BANKS)	a	1.83%		01/07/19	2,310,000	2,310,000
Birmingham Water Works Board
Sr Water Refunding RB Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/17/19	7,650,000	7,650,000
Water RB Series 2011 (LIQ: BARCLAYS BANK PLC)	b,c	1.75%		01/07/19	7,185,000	7,185,000
Water Refunding RB Series 2015A (LIQ: ROYAL BANK OF CANADA)	b,c	1.76%		01/07/19	20,000,000	20,000,000
Black Belt Energy Gas District
Gas Prepay RB Series 2018B1 (LOC: ROYAL BANK OF CANADA)	b,c	1.76%		01/07/19	4,355,000	4,355,000
Dothan Downtown Redevelopment Auth
RB (Northside Mall) Series 2010 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.76%		01/07/19	12,000,000	12,000,000
Homewood
GO Bonds Series 2016 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Millport IDA
IDRB (Steel Dust Recycling) Series 2007 (LOC: COMERICA BANK)	a	1.85%		01/07/19	3,935,000	3,935,000
IDRB (Steel Dust Recycling) Series 2011 (LOC: COMERICA BANK)	a	1.85%		01/07/19	10,000,000	10,000,000
Mobile Cnty IDA
Gulf Opportunity Zone RB (SSAB Alabama) Series 2010B (LOC: SWEDBANK AB)	a	1.80%		01/07/19	65,000,000	65,000,000
Gulf Opportunity Zone RB (SSAB Alabama) Series 2011 (LOC: NORDEA BANK AB)	a	1.78%		01/07/19	10,000,000	10,000,000
Recovery Zone Facility RB (SSAB Alabama) Series 2010A (LOC: SWEDBANK AB)	a	1.80%		01/07/19	30,000,000	30,000,000
Mobile Downtown Redevelopment Auth
Gulf Opportunity Zone RB (Austal US) Series 2011B (LOC: SOCIETE GENERALE SA)	a,b	1.77%		01/07/19	17,510,000	17,510,000
Mobile Solid Waste Auth
RB (Waste Management/Chastang) Series 2003 (LOC: WELLS FARGO BANK NA)	a	1.85%		01/07/19	4,175,000	4,175,000
Montgomery Downtown Redevelopment Auth
RB (Southern Poverty Law Center) Series 2013	a	1.78%		01/07/19	15,000,000	15,000,000
North Sumter Solid Waste Auth
RB (Waste Mgmt/Emelle) Series 2003 (LOC: WELLS FARGO BANK NA)	a	1.85%		01/07/19	4,350,000	4,350,000
Tuscaloosa Cnty IDA
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011E (LOC: JPMORGAN CHASE BANK NA)	a,b	1.79%		01/07/19	3,125,000	3,125,000
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011H (LOC: JPMORGAN CHASE BANK NA)	a,b	1.79%		01/07/19	5,000,000	5,000,000
						258,535,000
Alaska 0.3%
Alaska Housing Finance Corp
Home Mortgage RB Series 2007D (LIQ: FEDERAL HOME LOAN BANKS)	a	1.65%		01/07/19	7,180,000	7,180,000
Alaska Student Loan Corp
Education Loan Refunding RB Sr Series 2012B1 (LOC: STATE STREET BANK AND TRUST COMPANY)	a	1.74%		01/07/19	980,000	980,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Valdez
RB (Exxon Pipeline) Series 1985	a	1.66%		01/02/19	32,050,000	32,050,000
Refunding RB (ExxonMobil) Series 1993B	a	1.60%		01/02/19	5,725,000	5,725,000
						45,935,000
Arizona 0.9%
Arizona Health Facilities Auth
RB (Banner Health) Series 2008AD & 2012A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,705,000	4,705,000
RB (Banner Health) Series 2015B (LOC: MUFG BANK LTD)	a	1.75%		01/02/19	5,100,000	5,100,000
Maricopa Cnty IDA
M/F Housing Refunding RB (Las Gardenias Apts) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	13,375,000	13,375,000
M/F Housing Refunding RB (Villas Solanas Apts) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	8,000,000	8,000,000
RB (Banner Health) Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
RB (Banner Health) Series 2017D	a	1.75%		01/07/19	45,800,000	45,800,000
Solid Waste Disposal RB (Michael Pylman Dairy) Series 2005 (LOC: COBANK ACB)	a	1.83%		01/07/19	6,750,000	6,750,000
Mesa
Utility System Refunding RB Series 2006 (LOC: STATE STREET BANK AND TRUST COMPANY)	b,c	1.74%		01/07/19	39,000,000	39,000,000
Salt River Project Agricultural Improvement & Power District
Electric System RB Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/01/19	5,265,000	5,265,000
Electric System Refunding RB Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/07/19	27,215,000	27,215,000
						159,210,000
Arkansas 0.3%
Osceola
Solid Waste Disposal RB (Plum Point Energy) Series 2006 (LOC: GOLDMAN SACHS BANK USA)	a	1.76%		01/07/19	50,000,000	50,000,000
Pulaski Cnty Public Facilities Board
M/F Housing Refunding RB (Markham Oaks & Indian Hills Apts) Series 2005 (LOC: FEDERAL HOME LOAN BANKS)	a	1.79%		01/07/19	5,320,000	5,320,000
M/F Housing Refunding RB (Waterford & Bowman Heights Apts) Series 2012 (LOC: FEDERAL HOME LOAN BANKS)	a	1.79%		01/07/19	6,450,000	6,450,000
						61,770,000
California 1.4%
Alameda Cnty IDA
RB (Golden West Paper Converting Corp) Series 2008A (LOC: BANK OF THE WEST)	a	1.80%		01/07/19	2,930,000	2,930,000
RB (Segale Brothers Wood Products) Series 2002 (LOC: BANK OF THE WEST)	a	1.84%		01/07/19	990,000	990,000
California
GO Refunding Bonds Series 2007 (LIQ: ROYAL BANK OF CANADA)	b,c	1.71%		01/07/19	4,000,000	4,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006C	a	1.62%		01/07/19	40,440,000	40,440,000
RB (Sutter Health) Series 2018A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	5,000,000	5,000,000
Refunding RB (Stanford Hospital) Series 2010B (ESCROW) (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Refunding RB (Sutter Health) Series 2016B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	164,500	164,500
California Infrastructure & Economic Development Bank
IDRB (Kruger & Sons) Series 2002 (LOC: BANK OF THE WEST)	a	1.79%		01/07/19	1,820,000	1,820,000
California Pollution Control Financing Auth
Solid Waste Disposal RB (EDCO Disposal) Series 2004A (LOC: WELLS FARGO BANK NA)	a	1.78%		01/07/19	365,000	365,000
California Statewide Communities Development Auth
Gas Supply RB Series 2010B (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	03/01/19	14,405,000	14,405,000
M/F Housing Refunding RB (Kelvin Court) Series 2012B (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.66%		01/07/19	5,500,000	5,500,000
RB (Kaiser Permanente) Series 2002B	a	1.60%		01/07/19	19,395,000	19,395,000
RB (Kaiser Permanente) Series 2002E	a	1.60%		01/07/19	11,060,000	11,060,000
RB (Kaiser Permanente) Series 2004J	a	1.58%		01/07/19	34,820,000	34,820,000
RB (Kaiser Permanente) Series 2008B	a	1.60%		01/07/19	10,550,000	10,550,000
RB (Kaiser Permanente) Series 2009C1	a	1.58%		01/07/19	6,900,000	6,900,000
RB (Sutter Health) Series 2007A,2008B,2008C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	1,688,522	1,688,522
East Bay Municipal Utility District
Water Refunding RB Series 2012A (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	6,600,000	6,600,000
Water Sub RB Series 2005A (LIQ: CITIBANK NA)	b,c	1.71%		01/07/19	20,830,000	20,830,000
Jurupa USD
GO Bonds Series 2017B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	9,205,000	9,205,000
Long Beach USD
GO Bonds Series 2016A&2008E (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	11,160,000	11,160,000
Los Angeles
Wastewater System Refunding RB Series 2015C & D (LIQ: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.20%)	b	1.86%	01/03/19	06/03/19	7,475,000	7,475,000
Los Angeles Dept of Airports
Sub RB Series 2018A (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	1,000,000	1,000,000
Nuveen California Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: SOCIETE GENERALE SA)	a,b	1.86%		01/07/19	5,000,000	5,000,000
Variable Rate Demand Preferred Shares Series 7 (LOC: ROYAL BANK OF CANADA)	a,b	1.85%		01/07/19	9,000,000	9,000,000
San Marcos USD
GO Bonds Series A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.79%		01/07/19	1,780,000	1,780,000
Union Elementary SD
GO Bonds Series C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	8,145,000	8,145,000
						244,223,022

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Colorado 2.9%
Boulder Valley SD
GO Bonds Series 2015 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,570,000	6,570,000
Broomfield Urban Renewal Auth
Tax Increment RB Series 2005 (LOC: BNP PARIBAS SA)	a	1.75%		01/07/19	19,375,000	19,375,000
Colorado
COP Series 2018N (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,250,000	5,250,000
Colorado Agricultural Development Auth
RB (Hunter Ridge Dairy) Series 2013 (LOC: COBANK ACB)	a	1.82%		01/07/19	4,750,000	4,750,000
Colorado Educational & Cultural Facilities Auth
RB (The Presentation School) Series 2006 (LOC: MUFG UNION BANK NA)	a	1.75%		01/07/19	6,340,000	6,340,000
Colorado Health Facilities Auth
Hospital RB (Adventist Health System) Series 2018A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	1,875,000	1,875,000
RB (Children’s Hospital Colorado) Series 2016B (LOC: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/02/19	28,570,000	28,570,000
RB (Sisters of Charity of Leavenworth Health) Series 2013A (LIQ: CITIBANK NA)	b,c	1.76%		01/07/19	9,300,000	9,300,000
RB (Sisters of Charity of Leavenworth Health) Series 2013A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	23,250,000	23,250,000
RB (Sisters of Charity of Leavenworth Health) Series 2016D (LIQ: WELLS FARGO BANK NA)	a	1.71%		01/07/19	3,910,000	3,910,000
Colorado Housing & Finance Auth
Economic Development RB (Closet Factory) Series 2005A (LOC: FEDERAL HOME LOAN BANKS)	a	1.81%		01/07/19	1,895,000	1,895,000
S/F Mortgage Class I Bonds Series 2002C3 (LIQ: BANK OF AMERICA NA)	a	1.78%		01/07/19	10,535,000	10,535,000
S/F Mortgage Class I Bonds Series 2006A3 (LIQ: FEDERAL HOME LOAN BANKS)	a	1.78%		01/07/19	13,715,000	13,715,000
S/F Mortgage Class I Bonds Series 2017E (LIQ: BANK OF AMERICA NA)	a	1.78%		01/07/19	25,000,000	25,000,000
Solid Waste Disposal RB (Waste Management) Series 2002 (LOC: JPMORGAN CHASE BANK NA)	a	1.77%		01/07/19	14,060,000	14,060,000
Solid Waste Disposal RB (Waste Management) Series 2003 (LOC: WELLS FARGO BANK NA)	a	1.77%		01/07/19	10,000,000	10,000,000
Colorado Springs
Utilities System RB Series 2013B1&B2 (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	10,310,000	10,310,000
Utilities System Sub Lien RB Series 2006B (LIQ: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.83%		01/07/19	48,220,000	48,220,000
Denver
Airport System RB Series 2008C2 (LOC: ROYAL BANK OF CANADA)	b,c	1.78%		01/07/19	94,995,000	94,995,000
Airport System RB Series 2008C3 (LOC: ROYAL BANK OF CANADA)	b,c	1.78%		01/07/19	71,000,000	71,000,000
Airport System Sub RB Series 2018A (LOC: BANK OF AMERICA NA)	b,c	1.78%		01/07/19	7,275,000	7,275,000
Wastewater Enterprise RB Series 2016 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.74%		01/02/19	18,895,000	18,895,000
Denver SD #1
GO Refunding Bonds Series 2005A (LIQ: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	13,930,000	13,930,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Denver Water Board
Water RB Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/07/19	4,975,000	4,975,000
Lower Colorado River Auth
Transmission Contract Revolving RB Series D (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	20,000,000	20,000,000
Sheridan Redevelopment Agency
Tax Increment Refunding RB (South Santa Fe Drive) Series 2011A1 (LOC: JPMORGAN CHASE BANK NA)	a	1.75%		01/07/19	6,870,000	6,870,000
Univ of Colorado
Enterprise RB Series 2011A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.76%		01/07/19	8,000,000	8,000,000
Enterprise RB Series 2018A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
Refunding RB Series 2017A-2 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/21/19	10,940,000	10,940,000
Weld Cnty SD #4
GO Bonds Series 2016 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
						512,305,000
Connecticut 0.4%
Connecticut Health & Educational Facilities Auth
RB (Trinity Health) Series 2016CT (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	2,635,000	2,635,000
RB (Trinity Health) Series 2016CT (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,440,000	4,440,000
Connecticut HFA
Housing Mortgage Finance Bonds Series 2018C4 (LIQ: TD BANK NA)	a	1.72%		01/07/19	21,950,000	21,950,000
Housing Mortgage Finance Program Bonds Series 2018C3 (LIQ: TD BANK NA)	a	1.67%		01/07/19	18,235,000	18,235,000
Housing Mortgage Finance RB Series 2017D-3 (LIQ: TD BANK NA)	a	1.72%		01/07/19	22,000,000	22,000,000
Housing Mortgage RB Series 2012A (LIQ: ROYAL BANK OF CANADA)	a	1.70%		01/07/19	3,540,000	3,540,000
						72,800,000
Delaware 0.1%
Delaware Health Facilities Auth
RB (Christiana Care Health Services) Series 2008A	a	1.72%		01/02/19	5,100,000	5,100,000
RB (Christiana Care Health Services) Series 2010B	a	1.80%		01/07/19	755,000	755,000
New Castle Cnty
Airport Facility RB (FlightSafety) Series 2002	a	1.73%		01/07/19	5,185,000	5,185,000
						11,040,000
District of Columbia 1.1%
District of Columbia
GO Bonds Series 2014C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	18,000,000	18,000,000
GO Bonds Series 2016D (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	6,660,000	6,660,000
GO Bonds Series 2017B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	25,000,000	25,000,000
GO Refunding Bonds Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,665,000	4,665,000
GO Refunding Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/28/19	2,995,000	2,995,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
GO Refunding Bonds Series 2017C (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	20,700,000	20,700,000
Income Tax Secured RB Series 2012C (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	12,465,000	12,465,000
District of Columbia HFA
M/F Housing RB (The Yards) Series 2012 (LOC: FEDERAL HOME LOAN BANKS)	a	1.91%		01/07/19	4,250,000	4,250,000
District of Columbia Water & Sewer Auth
Public Utility RB Series 1998 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,200,000	6,200,000
Public Utility Sr Lien RB Series 2017A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
Public Utility Sr Lien RB Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,680,000	6,680,000
Public Utility Sr Lien RB Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/28/19	9,735,000	9,735,000
Public Utility Sub Lien RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	28,025,000	28,025,000
Metropolitan Washington Airports Auth
Airport System RB Series 2003D1 (LOC: TD BANK NA)	a	1.72%		01/07/19	31,625,000	31,625,000
Airport System Refunding RB Series 2015B&2017A (LIQ: BARCLAYS BANK PLC)	b,c	1.77%		01/07/19	9,480,000	9,480,000
						190,230,000
Florida 3.5%
Brevard Cnty HFA
M/F Housing RB (Timber Trace Apts) Series 2007 (LOC: CITIBANK NA)	a	1.74%		01/07/19	9,720,000	9,719,903
M/F Housing RB (Wickham Club Apts) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.73%		01/07/19	5,395,000	5,395,000
Broward Cnty
Port Facilities Sub Refunding RB (Port Everglades) Series 2008 (LOC: ROYAL BANK OF CANADA)	a	1.74%		01/07/19	24,975,000	24,975,000
Broward Cnty HFA
M/F Housing RB (Cypress Grove Apts) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	30,530,000	30,530,000
M/F Housing RB (Palms of Deerfield Beach Apts) Series 2006 (LOC: CITIBANK NA)	a	1.74%		01/07/19	3,445,000	3,445,000
M/F Housing RB (Sailboat Bend Artist Lofts) Series 2006 (LOC: CITIBANK NA)	a	1.75%		01/07/19	1,300,000	1,300,000
Clearwater
Water & Sewer Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/28/19	4,455,000	4,455,000
Collier Cnty HFA
M/F Housing RB (Brittany Bay Apts) Series 2001A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	3,800,000	3,800,000
Duval Cnty Housing Finance Auth
M/F Mortgage RB (Camri Green Apts) Series 2003 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	7,500,000	7,500,000
East Central Regional Wastewater Treatment Facilities Operation Board
Wastewater Refunding RB Series 2017 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,025,000	6,025,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Florida Dept of Transportation
Bridge Construction Bonds Series 2018A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	4,075,000	4,075,000
Bridge Construction Bonds Series 2018B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,800,000	3,800,000
Florida Housing Finance Agency
M/F Housing RB (Woodlands Apts) Series 1985S (LOC: NORTHERN TRUST COMPANY (THE))	a	1.72%		01/07/19	10,250,000	10,250,000
Florida Housing Finance Corp
Housing RB (Brentwood Club of Millenia Blvd Apts) Series 2002A1 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	10,240,000	10,240,000
Housing RB (Stuart Pointe Apts) Series 2003B1 (LOC: SUNTRUST BANK)	a	1.78%		01/07/19	6,605,000	6,605,000
M/F Mortgage RB (Boynton Bay Apts) Series 2007I (LOC: CITIBANK NA)	a	1.76%		01/07/19	1,700,000	1,700,000
M/F Mortgage RB (BridgeWater Club Apts) Series 2002L1 (LOC: SUNTRUST BANK)	a	1.78%		01/07/19	5,930,000	5,930,000
M/F Mortgage RB (Clear Harbor Apts) Series 2007H (LOC: CITIBANK NA)	a	1.78%		01/07/19	3,095,000	3,095,000
M/F Mortgage RB (Cutler Riverside Apts) Series 2008I (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.73%		01/07/19	9,900,000	9,900,000
M/F Mortgage RB (Lakeshore Apts) Series 2004H (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	7,400,000	7,400,000
M/F Mortgage RB (Spring Haven Apts) Series 2004F (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	5,900,000	5,900,000
M/F Mortgage RB (Spring Haven Apts) Series 2006G (LOC: CITIBANK NA)	a	1.78%		01/07/19	3,360,000	3,360,000
M/F Mortgage RB (St. Andrews Pointe Apts) Series 2003E1 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	6,485,000	6,485,000
M/F Mortgage RB (Stone Harbor Apts) Series 2003K (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	4,940,000	4,940,000
M/F Mortgage Refunding RB (Grand Reserve at Lee Vista) Series 2004L (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	13,810,000	13,810,000
Florida State Board of Education
Public Education Capital Outlay Bonds Series 2016G (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%		01/03/19	5,000,000	5,000,000
Public Education Capital Outlay Refunding Bonds Series 2017A2 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/14/19	4,965,000	4,965,000
Public Education Capital Outlay Refunding Bonds Series 2017B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/21/19	3,650,000	3,650,000
Greater Orlando Aviation Auth
Airport RB Series 2003A	a	1.73%		01/07/19	18,285,000	18,285,000
Airport Sub RB Series 2017A (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.25%)	b	1.96%	01/03/19	04/01/19	16,600,000	16,600,000
Hillsborough Cnty
Solid Waste & Recovery Refunding RB Series 2016B (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.20%)	b	1.91%	01/03/19	03/01/19	1,400,000	1,400,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Hillsborough Cnty Aviation Auth
RB (Tampa International Airport) Series 2018F (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	4,000,000	4,000,000
RB Series 2018E (LIQ: CITIBANK NA)	b,c	1.77%		01/07/19	3,300,000	3,300,000
Hillsborough Cnty HFA
M/F Housing RB (Lake Kathy Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	19,470,000	19,470,000
M/F Housing RB (Meridian Pointe Apts) Series 2005 (LOC: CITIBANK NA)	a	1.74%		01/07/19	6,020,000	6,020,000
Hillsborough Cnty IDA
RB (Independent Day School) Series 2000 (LOC: BANK OF AMERICA NA)	a	2.06%		01/07/19	600,000	600,000
Jacksonville HFA
M/F Housing RB (Hartwood Apts) Series 2006 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	3,705,000	3,704,965
Manatee Cnty Housing Finance Auth
M/F Housing RB (Village At Cortez Apts) Series 2003 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	8,500,000	8,500,000
Mecklenburg Cnty
GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/14/19	5,570,000	5,570,000
Miami-Dade Cnty IDA
Airport Facility RB (FlightSafety) Series 1999A	a	1.73%		01/07/19	20,210,000	20,210,000
Airport Facility RB (FlightSafety) Series 1999B	a	1.73%		01/07/19	20,230,000	20,230,000
Orange Cnty Health Facilities Auth
Hospital RB (Orlando Regional Healthcare) Series 2008E (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.72%		01/07/19	39,200,000	39,200,000
Orange Cnty HFA
M/F Housing RB (Charleston Club Apts) Series 2001A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	9,730,000	9,730,000
M/F Housing RB (Landings on Millenia Blvd Apts) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	11,650,000	11,650,000
M/F Housing RB (Laurel Oaks Apts II) Series 2007H (LOC: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	7,170,000	7,170,000
M/F Housing RB (Laurel Oaks Apts) Series 2007G (LOC: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	7,760,000	7,760,000
M/F Housing RB (Lee Vista Club Apts) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	12,300,000	12,300,000
M/F Housing RB (The Cove At Lady Lake Apts) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	7,985,000	7,985,000
Orange Cnty IDA
RB (Foundation Academy of Winter Garden) Series 2007 (LOC: FEDERAL HOME LOAN BANKS)	a	1.83%		01/07/19	7,445,000	7,445,000
Orlando Utilities Commission
Utility System RB Series 2008-1 (LIQ: TD BANK NA)	a	1.71%		01/07/19	420,000	420,000
Utility System Refunding RB Series 2015B (LIQ: TD BANK NA)	a	1.71%		01/07/19	1,100,000	1,100,000
Orlando-Orange Cnty Expressway Auth
RB Series 2007A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	143,340,000	143,340,000
Palm Beach Cnty HFA
M/F Housing RB (Palm Gardens Apts) Series 2007 (LOC: CITIBANK NA)	a	1.77%		01/07/19	2,710,000	2,710,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2009 (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	10,235,000	10,235,000
Pinellas Cnty Educational Facility Auth
Refunding RB (Barry Univ) Series 2007 (LOC: BANK OF AMERICA NA)	a	1.84%		01/07/19	5,675,000	5,675,000
Pinellas Cnty HFA
M/F Housing RB (Bayside Court) Series 2011 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.71%		01/07/19	6,245,000	6,245,000
Sarasota Cnty
RB (Planned Parenthood) Series 2007 (LOC: BMO HARRIS BANK NA)	a	1.77%		01/07/19	760,000	760,000
Tampa Bay Water
Utility System RB Series 2013 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Volusia Cnty HFA
M/F Housing RB (Cape Morris Cove Apts) Series 2007A (LOC: JPMORGAN CHASE BANK NA)	a	1.73%		01/07/19	6,140,000	6,140,000
						621,004,868
Georgia 2.8%
Atlanta
GO Bonds Series 2015 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,800,000	7,800,000
Water & Wastewater Refunding RB Series 2015 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	12,500,000	12,500,000
Water & Wastewater Refunding RB Series 2015 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	27,465,000	27,465,000
Water & Wastewater Refunding RB Series 2015 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	25,405,000	25,405,000
Water & Wastewater Refunding RB Series 2015&2017A (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	12,390,000	12,390,000
Water & Wastewater Refunding RB Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,660,000	4,660,000
Water & Wastewater Refunding RB Series 2018A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	1,600,000	1,600,000
Water & Wastewater Refunding RB Series 2018B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	7,000,000	7,000,000
Atlanta Housing Auth
M/F Housing RB (Villages of East Lake II) Series 1999 (LOC: BANK OF AMERICA NA)	a	1.81%		01/07/19	6,640,000	6,640,000
Atlanta Urban Residential Finance Auth
M/F Housing RB (M St Apts) Series 2003 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.79%		01/07/19	27,135,000	27,135,000
M/F Housing RB (New Community at East Lake) Series 1996 (LOC: BANK OF AMERICA NA)	a	1.81%		01/07/19	4,600,000	4,600,000
Columbia Cnty Development Auth
M/F Housing RB (Westwood Club Apts) Series 2002 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	7,365,000	7,365,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
DeKalb Cnty Housing Auth
M/F Housing RB (Chapel Run Apts) Series 2002 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,860,000	6,860,000
M/F Housing RB (Highland Place Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	15,800,000	15,800,000
M/F Housing RB (Villas of Friendly Heights Apt) Series 2001 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	6,860,000	6,860,000
East Point Housing Auth
M/F Housing RB (Eagles Creste Apts) Series 2003 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	12,525,000	12,525,000
M/F Housing RB (Village Highlands Apts) Series 2004 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	9,600,000	9,600,000
Fulton Cnty Development Auth
Airport Facility RB (FlightSafety) Series 1999B	a	1.73%		01/07/19	9,350,000	9,350,000
Lawrenceville Housing Auth
M/F Housing RB (Chatham Club Apts) Series 2002 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,200,000	6,200,000
Loganville Housing Auth
M/F Housing Refunding RB (Alexander Crossing Apts) Series 2007 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	12,345,000	12,345,000
Macon Water Auth
Water & Sewer Revenue & Refunding Bonds Series 2018B	a	1.74%		01/07/19	20,070,000	20,070,000
Main St Natural Gas Inc
Gas Project RB Series 2010A1 (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	04/01/19	139,425,000	139,425,000
Gas Project RB Series 2010A2 (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	04/01/19	46,085,000	46,085,000
Marietta Housing Auth
M/F Housing RB (Walton Village Apts) Series 2005 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.82%		01/07/19	14,300,000	14,300,000
McDonough Housing Auth
M/F Housing RB (Ashley Woods Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	6,300,000	6,300,000
Metropolitan Atlanta Rapid Transit Auth
Sales Tax Refunding RB Series 2017C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/14/19	12,025,000	12,025,000
Paulding Cnty
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.20%)	b	1.91%	01/03/19	03/14/19	9,990,000	9,990,000
Savannah Economic Development Auth
Exempt Facility RB (Home Depot) Series 1995B (LOC: SUNTRUST BANK)	a	1.78%		01/07/19	5,000,000	5,000,000
Winder-Barrow Cnty Jt Development Auth
IDRB (Price Companies) Series 2007 (LOC: BANK OF AMERICA NA)	a	1.84%		01/07/19	3,895,000	3,895,000
Worth Cnty IDA
Refunding IDRB (Seabrook Peanut) Series 1996B (LOC: FEDERAL HOME LOAN BANKS)	a	1.77%		01/07/19	1,600,000	1,600,000
						482,790,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Hawaii 0.3%
Hawaii
GO Bonds Series 2011DZ (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
GO Bonds Series 2012A (ESCROW) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
GO Bonds Series 2017FK (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/17/19	8,630,000	8,630,000
Honolulu
GO Bonds Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,345,000	6,345,000
GO Bonds Series 2015A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,000,000	7,000,000
GO Bonds Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/14/19	6,940,000	6,940,000
Go Bonds Series 2018A (LIQ: MORGAN STANLEY BANK NA)	b	1.74%		01/07/19	3,590,000	3,590,000
						45,005,000
Idaho 0.0%
Cassia Cnty IDC
IDRB (Oak Valley Heifers) Series 2007 (LOC: COOPERATIEVE RABOBANK UA)	a	1.82%		01/07/19	1,400,000	1,400,000
Idaho Housing & Finance Assoc
M/F Housing RB (Traditions at Boise Apts) Series 2011A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.70%		01/07/19	3,030,000	3,030,000
						4,430,000
Illinois 4.8%
Aurora
M/F Housing Refunding RB (Covey at Fox Valley Apts) Series 2006 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	12,410,000	12,410,000
Chicago
M/F Housing RB (Churchview Supportive Living Facility) Series 2003 (LOC: BMO HARRIS BANK NA)	a	1.75%		01/07/19	5,410,000	5,410,000
M/F Housing RB (Lincoln Village Sr Apts) Series 2006 (LOC: BMO HARRIS BANK NA)	a	1.79%		01/07/19	4,477,000	4,477,000
M/F Housing RB (Renaissance Place Apts) Series 2007 (LOC: BMO HARRIS BANK NA)	a	1.75%		01/07/19	1,060,000	1,060,000
M/F Housing RB (Renaissance St Luke) Series 2004A (LOC: BMO HARRIS BANK NA)	a	1.75%		01/07/19	3,060,000	3,060,000
M/F Housing RB (Renaissance St Luke) Series 2008 (LOC: BMO HARRIS BANK NA)	a	1.75%		01/07/19	8,180,000	8,180,000
Midway Airport 2nd Lien RB Series 2004C1 (LOC: BANK OF MONTREAL)	a	1.74%		01/07/19	45,855,000	45,855,000
Midway Airport 2nd Lien RB Series 2004C2 (LOC: BANK OF MONTREAL)	a	1.74%		01/07/19	3,800,000	3,800,000
Midway Airport 2nd Lien Refunding RB Series 2014C (LOC: BARCLAYS BANK PLC)	a	1.85%		01/07/19	50,000,000	50,000,000
OHare General Airport Sr Lien RB Series 2017D (LOC: BANK OF AMERICA NA)	b,c	1.78%		01/07/19	4,160,000	4,160,000
OHare General Airport Sr Lien Refunding RB Series 2018A (LOC: JPMORGAN CHASE BANK NA)	b,c	1.79%		01/07/19	4,425,000	4,425,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Illinois Finance Auth
IDRB (Bison Gear & Engineering) Series 2010 (LOC: BMO HARRIS BANK NA)	a	1.75%		01/07/19	2,230,000	2,230,000
M/F Housing RB (Autumn Ridge Apts) Series 2005A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	5,030,000	5,030,000
M/F Housing RB (New Vistas II Apts) Series 2004 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	7,860,000	7,860,000
M/F Housing RB (West Chicago Sr Apts) Series 2003 (LOC: CITIBANK NA)	a	1.78%		01/07/19	5,700,000	5,700,000
Qualified Residential Rental Bonds (River Oaks) Series 1989 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	32,000,000	32,000,000
RB (Advocate Health Care) Series 2018C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	46,130,000	46,130,000
RB (Carle Foundation) Series 2009B (LOC: NORTHERN TRUST COMPANY (THE))	a	1.70%		01/07/19	7,215,000	7,215,000
RB (Centegra Health) Series 2012 (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	17,050,000	17,050,000
RB (Joan W. & Irving B. Harris Theater) Series 2005 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.72%		01/07/19	1,200,000	1,200,000
RB (Korex) Series 1990 (LOC: NORTHERN TRUST COMPANY (THE))	a	1.88%		01/07/19	4,000,000	4,000,000
RB (Lake Forest College) Series 2008 (LOC: NORTHERN TRUST COMPANY (THE))	a	1.70%		01/07/19	2,500,000	2,500,000
RB (Little Company of Mary Hospital & Health Care Centers) Series 2008A (LOC: BARCLAYS BANK PLC)	a	1.72%		01/07/19	30,775,000	30,775,000
RB (Little Company of Mary Hospital & Health Care Centers) Series 2008B (LOC: BARCLAYS BANK PLC)	a	1.72%		01/07/19	35,830,000	35,830,000
RB (Murphy Machine Products) Series 2008 (LOC: BANK OF AMERICA NA)	a	1.85%		01/07/19	1,545,000	1,545,000
RB (North Shore Country Day School) Series 2003 (LOC: BMO HARRIS BANK NA)	a	1.80%		01/07/19	9,500,000	9,500,000
RB (NorthShore Univ Health) Series 2001B (LIQ: JPMORGAN CHASE BANK NA)	a	1.71%		01/02/19	6,750,000	6,750,000
RB (Northwestern Memorial Healthcare) Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,600,000	5,600,000
RB (Northwestern Memorial Hospital) Series 2007A3 (LIQ: JPMORGAN CHASE BANK NA)	a	1.75%		01/02/19	15,595,000	15,595,000
RB (Northwestern Memorial Hospital) Series 2009A (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	3,950,000	3,950,000
RB (Northwestern Memorial Hospital) Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,885,000	6,885,000
RB (Northwestern Memorial Hospital) Series 2013 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	16,280,000	16,280,000
RB (Northwestern Memorial Hospital) Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	24,830,000	24,830,000
RB (Richard H. Driehaus Museum) Series 2005 (LOC: NORTHERN TRUST COMPANY (THE))	a	1.70%		01/07/19	3,800,000	3,800,000
RB (St Ignatius College Prep) Series 1994 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.72%		01/07/19	750,000	750,000
RB (The Carle Foundation) Series 2009 (LOC: JPMORGAN CHASE BANK NA)	a	1.69%		01/07/19	23,700,000	23,700,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (Univ of Chicago Medical Center) Series 2011C (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	8,625,000	8,625,000
RB (Univ of Chicago Medical Center) Series 2016B (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	32,425,000	32,425,000
RB (Univ of Chicago) Series 2013A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,700,000	4,700,000
RB (Univ of Chicago) Series 2015A (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	35,600,000	35,600,000
RB (Univ of Chicago) Series 2015A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	13,350,000	13,350,000
RB (Univ of Chicago) Series 2018A (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	6,400,000	6,400,000
RB (YMCA of Metropolitan Chicago) Series 2001 (LOC: BMO HARRIS BANK NA)	a	1.80%		01/07/19	400,000	400,000
Refunding RB (North Shore Univ Health) Series 2010 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,000,000	3,000,000
Refunding RB (OSF Healthcare) Series 2018 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.68%		01/02/19	28,485,000	28,485,000
Refunding Revenue RB (OSF Healthcare System) Series 2018 (LOC: JPMORGAN CHASE BANK NA)	a	1.75%		01/02/19	6,940,000	6,940,000
Illinois Health Facilities Auth
RB (Evanston Hospital) Series 1996 (LIQ: JPMORGAN CHASE BANK NA)	a	1.80%		01/07/19	1,925,000	1,925,000
Illinois Housing Development Auth
M/F Housing RB (Foxview I & II Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.72%		01/07/19	8,700,000	8,700,000
M/F Housing RB (Galesburg Towers) Series 2005 (LOC: BMO HARRIS BANK NA)	a	2.02%		01/07/19	3,230,000	3,230,000
M/F Housing RB (Pontiac Towers) Series 2005 (LOC: BMO HARRIS BANK NA)	a	1.97%		01/07/19	2,900,000	2,900,000
Illinois Regional Transportation Auth
GO Bonds Series 2018B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	11,470,000	11,470,000
Illinois Toll Highway Auth
Sr RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	26,660,000	26,660,000
Sr RB Series 2014C (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,770,000	6,770,000
Sr RB Series 2014D (LIQ: ROYAL BANK OF CANADA)	b,c	1.76%		01/07/19	4,170,000	4,170,000
Sr RB Series 2015A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.75%		01/07/19	10,435,000	10,435,000
Sr RB Series 2015B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	7,339,500	7,339,500
Sr Refunding RB Series 2008A1A (LIQ: JPMORGAN CHASE BANK NA)	a	1.76%		01/07/19	7,195,000	7,195,000
Sr Refunding RB Series 2008A1B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	34,790,000	34,790,000
Lisle
M/F Housing RB (Ashley of Lisle) Series 1985 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	27,000,000	27,000,000
Metropolitan Water Reclamation District of Greater Chicago
LT GO Bonds Series 2011B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.86%		01/07/19	1,500,000	1,500,000
ULT GO Bonds Series 2014A&B (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.78%		01/07/19	465,000	465,000
ULT GO Bonds Series 2014A&C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.81%		01/07/19	35,530,000	35,530,000
ULT GO Bonds Series 2016C (LIQ: BARCLAYS BANK PLC)	b,c	1.79%		01/07/19	11,625,000	11,625,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Palatine
Special Facility RB (Little City for Community Development) Series 1998 (LOC: FEDERAL HOME LOAN BANKS)	a	1.81%		01/07/19	5,000,000	5,000,000
St. Clair Cnty
IDRB (Winchester Apts) Series 1994 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	14,450,000	14,450,000
Will Cnty
GO Bonds Series 2016 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	3,400,000	3,400,000
RB (ExxonMobil) Series 2001	a	1.64%		01/02/19	19,585,000	19,585,000
						843,606,500
Indiana 1.2%
Gibson Cnty
Pollution Control RB (Toyota Motor Manufacturing) Series 1997	a	1.77%		01/07/19	10,000,000	10,000,000
Pollution Control RB (Toyota Motor Manufacturing) Series 1998	a	1.77%		01/07/19	10,000,000	10,000,000
Pollution Control RB (Toyota Motor Manufacturing) Series 1999A	a	1.77%		01/07/19	10,000,000	10,000,000
Pollution Control RB (Toyota Motor Manufacturing) Series 2000A	a	1.77%		01/07/19	10,000,000	10,000,000
Pollution Control RB (Toyota Motor Manufacturing) Series 2001B	a	1.77%		01/07/19	20,000,000	20,000,000
Hammond
Solid Waste Disposal Refunding RB (Cargill) Series 2005	a	1.76%		01/07/19	39,000,000	39,000,000
Indiana Finance Auth
Economic Development RB (Cargill) Series 2011	a	1.75%		01/07/19	15,000,000	15,000,000
Environmental Refunding RB (Duke Energy) Series 2009A4 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.65%		01/02/19	970,000	970,000
Health System RB (Franciscan Alliance) Series 2016 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.75%		01/07/19	2,500,000	2,500,000
Health System RB (Sisters of St Francis Health) Series 2009A (ESCROW) (LIQ: BANK OF AMERICA NA)	b,c	1.75%		01/07/19	10,000,000	10,000,000
Hospital RB (Indiana Univ Health) Series 2011C (LOC: NORTHERN TRUST COMPANY (THE))	a	1.65%		01/07/19	880,000	880,000
Hospital Refunding RB (Indiana Univ Health) Series 2016B (LOC: WELLS FARGO BANK NA)	a	1.63%		01/07/19	15,265,000	15,265,000
RB (Ascension Health) Series 2008E-7	a	1.75%		01/07/19	10,420,000	10,420,000
RB (DePauw Univ) Series 2008A (LOC: NORTHERN TRUST COMPANY (THE))	a	1.70%		01/07/19	7,175,000	7,175,000
Refunding RB (Trinity Health) Series 2009A & 2010B (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	16,750,000	16,750,000
Indianapolis
M/F Housing RB (Nora Pines Apts) Series 2001 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	8,175,000	8,175,000
Jasper Cnty
Economic Development RB (HGI Dairy) Series 2002 (LOC: AGRIBANK FCB)	a	1.83%		01/07/19	5,275,000	5,275,000
Lafayette
Solid Waste Disposal RB (Tate & Lyle Ingredients) Series 2006 (LOC: COOPERATIEVE RABOBANK UA)	a	1.82%		01/07/19	24,200,000	24,200,000
St. Joseph Cnty
RB (Western Manor Apts) Series 1997C (LOC: FEDERAL HOME LOAN BANKS)	a	1.92%		01/07/19	1,700,000	1,700,000
						217,310,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Iowa 1.4%
Iowa
Special Obligation Bonds Series 2009A (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.79%		01/07/19	9,540,000	9,540,000
Iowa Board of Regents
RB (Univ of Iowa Hospitals) Series 2012 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	21,000,000	21,000,000
Iowa Finance Auth
Health Facilities RB (UnityPoint Health) Series 2013B2 (LOC: MUFG UNION BANK NA)	a	1.69%		01/02/19	8,055,000	8,055,000
M/F Housing RB (Country Club Village) Series 2006 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	9,130,000	9,130,000
Midwestern Disaster Area RB (Cargill) Series 2009A	a	1.75%		01/07/19	69,300,000	69,300,000
Midwestern Disaster Area RB (Cargill) Series 2009B	a	1.75%		01/07/19	20,078,000	20,078,000
Midwestern Disaster Area RB (Cargill) Series 2012A	a	1.75%		01/07/19	60,300,000	60,300,000
Midwestern Disaster Area RB (Geneseo Communications) Series 2012 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	10,750,000	10,750,000
RB (UnityPoint Health) Series 2018E (LOC: JPMORGAN CHASE BANK NA)	a	1.70%		01/02/19	14,615,000	14,615,000
RB (UnityPoint Health) Series 2018F (LOC: JPMORGAN CHASE BANK NA)	a	1.69%		01/02/19	17,005,000	17,005,000
						239,773,000
Kansas 0.4%
Kansas Department of Transportation
Highway RB Series 2015B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	1,600,000	1,600,000
Kansas Development Finance Auth
M/F Housing RB (Boulevard Apts) Series 2008B (LOC: US BANK NATIONAL ASSOCIATION)	a	1.77%		01/07/19	21,900,000	21,900,000
M/F Housing RB (Springhill Apts) Series 2004B (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	9,285,000	9,285,000
RB (Sisters of Charity of Leavenworth Health) Series 2010A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	12,715,000	12,715,000
Wichita
Industrial RB (Cargill) Series VII-A 2018	a	1.76%		01/07/19	25,800,000	25,800,000
						71,300,000
Kentucky 0.6%
Carroll Cnty
Environmental Facilities Refunding RB (Kentucky Utilities) Series 2006B (LOC: MUFG BANK LTD)	a	1.77%		01/07/19	20,000,000	20,000,000
Hancock Cnty
Solid Waste Disposal Facilities RB (NSA Ltd) Series 1998 (LOC: WELLS FARGO BANK NA)	a	1.90%		01/07/19	7,815,000	7,815,000
Hopkinsville
IDRB (Riken Elastomers Corp) Series 2007A (LOC: MUFG BANK LTD)	a	1.74%		01/07/19	5,500,000	5,500,000
IDRB (Riken Elastomers Corp) Series 2013A (LOC: MUFG BANK LTD)	a	1.74%		01/07/19	5,000,000	5,000,000
Kenton Cnty Airport Board
Special Facilities RB (FlightSafety) Series 2001A	a	1.73%		01/07/19	4,400,000	4,400,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Kentucky Housing Corp
M/F Housing RB (Highlands Court Apts) Series 2007 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.84%		01/07/19	3,400,000	3,400,000
M/F Mortgage RB (Overlook Terraces Apts) Series 2008A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	7,950,000	7,950,000
Kentucky Sanitation District #1
Refunding RB Series 2016 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/17/19	24,210,000	24,210,000
Logan Cnty
Solid Waste Disposal RB (Waste Management) Series 2003 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	7,450,000	7,450,000
Louisville & Jefferson Cnty Metro Government
Health System RB (Norton Healthcare) Series 2011A (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.69%		01/07/19	1,010,000	1,010,000
RB (Norton Healthcare) Series 2011B (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.70%		01/02/19	1,200,000	1,200,000
Minor Lane Heights
Solid Waste Disposal RB (Waste Management of Kentucky) Series 2003 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	11,000,000	11,000,000
Shelbyville
IDRB (NIFCO North America) Series 2008A (LOC: MUFG BANK LTD)	a	1.74%		01/07/19	9,525,000	9,525,000
						108,460,000
Louisiana 0.6%
Ascension Parish IDB
RB (BASF SE) Series 2009	a	1.75%		01/07/19	5,000,000	5,000,000
Calcasieu Parish IDB
Refunding RB (Hydroserve Westlake) Series 1999 (LOC: JPMORGAN CHASE BANK NA)	a	1.86%		01/07/19	5,100,000	5,100,000
East Baton Rouge Parish
Pollution Control Refunding RB (ExxonMobil) Series 1989	a	1.64%		01/02/19	800,000	800,000
Louisiana
GO Bonds Series 2016A (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Louisiana HFA
M/F Housing RB (Belmont Village Apts) Series 2009 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	8,170,000	8,170,000
M/F Housing RB (Jefferson Lakes Apts) Series 2007 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	12,990,000	12,990,000
M/F Housing RB (Lapalco Court Apts) Series 2007 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	6,400,000	6,400,000
Louisiana Local Government Environmental Facilities & Community Development Auth
RB (BASF Corp) Series 2000A	a	1.80%		01/07/19	6,000,000	6,000,000
RB (BASF Corp) Series 2001	a	1.80%		01/07/19	8,000,000	8,000,000
RB (BASF Corp) Series 2002	a	1.80%		01/07/19	10,000,000	10,000,000
St. James Parish
RB (NuStar Logistics) Series 2010 (LOC: MIZUHO BANK LTD)	a	1.75%		01/07/19	30,400,000	30,400,000
						96,860,000
Maine 0.1%
Dover-Foxcroft
Revenue Obligation (Pleasant River Lumber) Series 2005 (LOC: WELLS FARGO BANK NA)	a	1.79%		01/07/19	920,000	920,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Maine State Housing Auth
Mortgage Purchase Bonds Series 2015E3 (LIQ: CITIBANK NA)	a	1.75%		01/07/19	8,750,000	8,750,000
						9,670,000
Maryland 0.9%
Baltimore Cnty
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/24/19	10,000,000	10,000,000
GO Bonds Series 2018 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	2,570,000	2,570,000
BlackRock Maryland Municipal Bond Trust
Variable Rate Demand Preferred Shares Series W-7 (LOC: CITIBANK NA)	a,b	1.86%		01/07/19	12,400,000	12,400,000
Frederick Cnty
RB (Homewood at Fredrick) Series 1997 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.78%		01/07/19	5,500,000	5,500,000
Howard Cnty
Recovery Zone Facility RB (Lorien at Elkridge) Series 2010 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	7,005,000	7,005,000
Maryland Community Development Administration
M/F Development RB (Park View at Catonsville) Series 2007B (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	4,750,000	4,750,000
M/F Development RB (Sharp Leadenhall Apts) Series 2009A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	11,985,000	11,985,000
M/F Housing Development RB (Ft. Washington Manor Sr Housing) Series 2005A (LOC: CITIBANK NA)	a	1.70%		01/07/19	11,455,000	11,455,000
M/F Housing Development RB (Residences at Ellicott Gardens) Series 2008C (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.73%		01/07/19	4,775,000	4,774,981
M/F Housing Development RB (Shakespeare Park Apts) Series 2008B (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.73%		01/07/19	7,200,000	7,200,000
Maryland Health & Higher Educational Facilities Auth
RB (Mercy Ridge) Series 2000 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.71%		01/07/19	17,650,000	17,650,000
RB (Univ of Maryland Medical System) Series 2017D (LOC: ROYAL BANK OF CANADA)	b,c	1.75%		01/07/19	7,390,000	7,390,000
Maryland IDA
Economic Development RB (Paul Reed Smith Guitars) Series 2008 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	7,535,000	7,535,000
Maryland Transportation Auth
Transportation Facilities Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/24/19	3,985,000	3,985,000
Montgomery Cnty
RB (Trinity Health) Series 2015MD (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	15,975,000	15,975,000
Montgomery Cnty Housing Opportunities Commission
Housing RB (Oakfield Apts) Series 2005I (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	31,650,000	31,650,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Univ System of Maryland
Auxiliary Facility & Tuition RB Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/14/19	4,970,000	4,970,000
						166,794,981
Massachusetts 2.1%
Billerica
ULT GO Series 70B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/07/19	4,265,000	4,265,000
Massachusetts
GO Bonds Series 2000A (LIQ: CITIBANK NA)	a	1.71%		01/07/19	1,455,000	1,455,000
GO Bonds Series 2006A (LIQ: BARCLAYS BANK PLC)	a	1.65%		01/02/19	9,375,000	9,375,000
GO Bonds Series 2016A (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	2,000,000	2,000,000
GO Bonds Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	4,380,000	4,380,000
GO Bonds Series 2016E (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	1,195,000	1,195,000
Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2005A&2006B (LIQ: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	37,390,000	37,390,000
Massachusetts Clean Water Trust
State Revolving Fund Bonds Series 14 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
Massachusetts Dept of Transportation
Metropolitan Highway System Sub RB Series 2010A2 (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.69%		01/07/19	27,920,000	27,920,000
Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington) Series 2005B (LOC: BANK OF AMERICA NA)	a	1.78%		01/07/19	2,740,000	2,740,000
M/F Housing RB (Archstone Reading Apts) Series 2004A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	12,560,000	12,560,000
RB (CIL Realty) Series 2011 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.75%		01/07/19	3,705,000	3,705,000
RB (CIL Realty) Series 2013 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.75%		01/07/19	5,410,000	5,410,000
RB (CIL Realty) Series 2016 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.75%		01/07/19	19,220,000	19,220,000
RB (College of the Holy Cross) Series 2002 (LIQ: CREDIT SUISSE AG)	b,c	1.84%		01/07/19	5,050,000	5,050,000
RB (Harvard Univ) Series 2010B2 (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	1,500,000	1,500,000
RB (Harvard Univ) Series 2016A (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	11,250,000	11,250,000
RB (Partners HealthCare) Series 2014M4 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,170,000	4,170,000
RB (Partners HealthCare) Series 2015O1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	4,265,000	4,265,000
RB (Partners HealthCare) Series 2016Q (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	3,300,000	3,300,000
Massachusetts Health & Educational Facilities Auth
RB (Baystate Medical Center) Series 2005G (LOC: TD BANK NA)	a	1.74%		01/02/19	8,855,000	8,855,000
RB (Capital Asset Program) Series M4A (LOC: BANK OF AMERICA NA)	a	1.76%		01/07/19	2,770,000	2,770,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (Partners HealthCare) Series P1 (LIQ: JPMORGAN CHASE BANK NA)	a	1.74%		01/07/19	3,700,000	3,700,000
RB (Partners HealthCare) Series P2 (LIQ: JPMORGAN CHASE BANK NA)	a	1.64%		01/07/19	33,250,000	33,250,000
Massachusetts HFA
Housing Bonds Series 2010B (LIQ: BARCLAYS BANK PLC)	b,c	1.76%		01/07/19	1,745,000	1,745,000
Housing Bonds Series 2010C (LIQ: CITIBANK NA)	b,c	1.76%		01/07/19	2,875,000	2,875,000
Housing Bonds Series 2016I (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	18,745,000	18,745,000
Housing Bonds Series 2018B (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	11,875,000	11,875,000
Massachusetts School Building Auth
Sr Dedicated Sales Tax Bonds Series 2013A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,125,000	4,125,000
Sr Dedicated Sales Tax Bonds Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	7,500,000	7,500,000
Sr Dedicated Sales Tax Refunding Bonds Series 2012B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	10,830,000	10,830,000
Sr Dedicated Sales Tax Refunding Bonds Series 2015C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/21/19	3,890,000	3,890,000
Sr Dedicated Sales Tax Refunding Bonds Series 2015D (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	8,985,000	8,985,000
Sub Dedicated Sales Tax Bonds Series 2018B (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	8,330,000	8,330,000
Massachusetts Water Resources Auth
General Refunding RB Series 2008 A-3 (LIQ: WELLS FARGO BANK NA)	a	1.69%		01/07/19	1,460,000	1,460,000
Univ of Massachusetts Building Auth
RB Sr Series 2013-1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	11,340,000	11,340,000
RB Sr Series 2017-1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
Refunding RB Sr Series 2011-1 (LIQ: WELLS FARGO BANK NA)	a	1.67%		01/07/19	43,790,000	43,790,000
Refunding RB Sr Series 2013-3 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	8,325,000	8,325,000
						368,205,000
Michigan 2.3%
Detroit
Sewer Disposal System 2nd Lien RB Series 2005A (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	5,595,000	5,595,000
Sewer Disposal System 2nd Lien RB Series 2006A&B (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	18,150,000	18,150,000
Michigan Finance Auth
Healthcare Equipment Loan Program Bonds Series C (LOC: FIFTH THIRD BANK (OHIO))	a	1.94%		01/07/19	1,750,000	1,750,000
Hospital RB (CHE Trinity Health) Series 2013MI3 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	23,000,000	23,000,000
Hospital Refunding RB (Ascension) Series 2016E	a	1.75%		01/07/19	4,330,000	4,330,000
Hospital Refunding RB (Trinity Health) Series 2016MI (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,535,000	4,535,000
Hospital Refunding RB (Trinity Health) Series 2016MI (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	1,000,000	1,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Hospital Refunding RB (Trinity Health) Series A 2017-MI (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,060,000	4,060,000
Hospital Refunding RB (Trinity Health) Series A 2017MI (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,775,000	3,775,000
Hospital Refunding RB (Trinity Health) Series A 2017MI (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
RB (Univ of Detroit Mercy) Series 2011 (LOC: COMERICA BANK)	a	1.76%		01/07/19	9,235,000	9,235,000
Michigan Housing Development Auth
Rental Housing RB Series 2000A (LIQ: JPMORGAN CHASE BANK NA)	a	1.85%		01/07/19	33,290,000	33,290,000
Rental Housing RB Series 2008C (LIQ: MUFG BANK LTD)	a	1.71%		01/07/19	9,440,000	9,440,000
Rental Housing RB Series 2008D (LIQ: MUFG BANK LTD)	a	1.71%		01/07/19	52,145,000	52,145,000
Rental Housing RB Series 2018A (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	7,500,000	7,500,000
S/F Mortgage RB Series 2017A (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	28,500,000	28,500,000
S/F Mortgage RB Series 2018B (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	15,835,000	15,835,000
S/F Mortgagge RB Series 2018D (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	15,830,000	15,830,000
Michigan State Univ
General RB Series 2018A (LIQ: ROYAL BANK OF CANADA)	b,c	1.72%		01/02/19	100,000,000	100,000,000
Michigan Strategic Fund
Limited Obligation RB (Kroger) Series 2010 (LOC: MUFG BANK LTD)	a	1.75%		01/07/19	18,475,000	18,475,000
Limited Obligation RB (Mibelloon Dairy) Series 2006 (LOC: WELLS FARGO BANK NA)	a	1.85%		01/07/19	2,325,000	2,325,000
Limited Obligation RB (Tubelite) Series 2012 (LOC: WELLS FARGO BANK NA)	a	1.86%		01/07/19	10,000,000	10,000,000
LT GO Bonds (Greenville Venture Partners) Series 2018 (LOC: COBANK ACB)	a	1.83%		01/07/19	5,250,000	5,250,000
Recovery Zone Facility RB (CS Facilities) Series 2010 (LOC: MUFG UNION BANK NA)	a	1.78%		01/07/19	18,545,000	18,545,000
						394,565,000
Minnesota 0.7%
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar) Series 2009 (LOC: COBANK ACB)	a	1.75%		01/07/19	20,275,000	20,275,000
Edina
M/F Housing Refunding RB (Vernon Terrace Apts) Series 2004 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.79%		01/07/19	5,705,000	5,705,000
Hennepin Cnty Housing & Redevelopment Auth
M/F Housing RB (City Apts at Loring Park) Series 2001 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	15,250,000	15,250,000
M/F Housing Refunding RB (Stone Arch Apts) Series 2002 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	17,915,000	17,915,000
Minnesota
GO Bonds Series 2010A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,400,000	3,400,000
Minnesota HFA
Residential Housing Finance Bonds Series 2017C (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	13,150,000	13,150,000
Rochester
Health Care Facilities RB (Mayo Clinic) Series 2016	a	1.73%		01/07/19	37,090,000	37,090,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
St. Anthony
M/F Housing Refunding RB (Landings at Silver Lake Village) Series 2007 (LOC: FEDERAL HOME LOAN BANKS)	a	1.85%		01/07/19	845,000	845,000
St. Louis Park
M/F Housing Refunding RB (Urban Park Apts) Series 2010A (LOC: WELLS FARGO BANK NA)	a	1.84%		01/07/19	4,760,000	4,760,000
Swift Cnty
IDRB (Riverview LLP) Series 2018 (LOC: AGRIBANK FCB)	a	1.83%		01/07/19	10,000,000	10,000,000
						128,390,000
Mississippi 0.6%
Jackson Cnty
Port Facility Refunding RB (Chevron) Series 1993	a	1.61%		01/02/19	750,000	750,000
Mississippi
GO Bonds Series 2015F (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
Mississippi Business Finance Corp
Gulf Opportunity Zone IDRB (Chevron) Series 2011D	a	1.61%		01/02/19	610,000	610,000
IDRB (Central Mississippi Baking Co) Series 2005 (LOC: BANK OF AMERICA NA)	a	1.87%		01/07/19	1,740,000	1,740,000
IDRB (Chevron) Series 2007A	a	1.67%		01/02/19	1,520,000	1,520,000
IDRB (Chevron) Series 2007B	a	1.66%		01/02/19	49,630,000	49,630,000
IDRB (Chevron) Series 2007C	a	1.61%		01/02/19	2,045,000	2,045,000
IDRB (Chevron) Series 2010H	a	1.66%		01/02/19	20,375,000	20,375,000
Mississippi Development Bank
Special Obligation Bonds Series (Marshall Cnty IDA) 2012 (ESCROW) (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	3,200,000	3,200,000
Mississippi Home Corp
M/F Housing RB (Edgewood Manor Apts) Series 20082 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	5,000,000	5,000,000
M/F Housing RB (William Bell Apts) Series 20081 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	5,360,000	5,360,000
Mississippi State Univ Educational Building Corp
Refunding RB (Mississippi State Univ) Series 2017A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	9,760,000	9,760,000
						105,990,000
Missouri 1.5%
Blue Springs IDA
M/F Housing RB (Autumn Place Apts) Series 2004 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	7,100,000	7,100,000
Greene Cnty IDA
Housing RB (Strasbourg Estates) Series 2006 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.77%		01/07/19	2,160,000	2,160,000
Kansas City
Sanitary Sewer System RB Series 2018A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.76%		01/07/19	4,200,000	4,200,000
Special Obligation Refunding RB (H. Roe Bartle Convention Ctr) Series 2008F (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.70%		01/07/19	1,000,000	1,000,000
Water RB Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/28/19	8,555,000	8,555,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Kansas City IDA
M/F Housing RB (Clay Terrace Apts) Series 2006 (LOC: BANK OF AMERICA NA)	a	1.78%		01/07/19	9,510,000	9,510,000
M/F Housing Refunding RB (Ethan Apts) Series 2004 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.77%		01/07/19	29,560,000	29,560,000
Metropolitan St Louis Sewer District
Wastewater System RB Series 2016C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/21/19	10,680,000	10,680,000
Wastewater System Refunding RB Series 2015B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	2,670,000	2,670,000
Wastewater System Refunding RB Series 2015B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	1,665,000	1,665,000
Wastewater System Revenue & Refunding Bonds Series 2017A (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
Missouri Health & Educational Facilities Auth
Health Facilities RB (Bethesda Health) Series 2013B (LOC: BANK OF AMERICA NA)	a	1.71%		01/02/19	4,900,000	4,900,000
Health Facilities RB (BJC Health) Series 2013B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	66,000,000	66,000,000
Health Facilities RB (BJC Health) Series 2014 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
Health Facilities RB (BJC Health) Series 2017D (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Health Facilities RB (Mercy Health) Series 2017C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	18,145,000	18,145,000
North Kansas City SD
GO Bonds Series 2016B (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.74%		01/02/19	15,485,000	15,485,000
Palmyra IDA
Solid Waste Disposal RB (BASF Corp) Series 2002	a	1.80%		01/07/19	18,000,000	18,000,000
St. Louis Cnty IDA
IDRB (Kessler Container) Series 1997A (LOC: BANK OF AMERICA NA)	a	1.93%		01/07/19	600,000	600,000
M/F Housing RB (Black Forest Apts) Series 1997 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	3,700,000	3,700,000
M/F Housing RB (Southwest Crossing) Series 2001 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	9,500,000	9,500,000
M/F Housing RB (Whispering Lakes Apts) Series 1995 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	7,235,000	7,235,000
M/F Housing Refunding RB (Merchandise Mart Apts) Series 2005A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	16,275,000	16,275,000
Taney Cnty IDA
RB (Keeter Heights) Series 2006 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.77%		01/07/19	1,605,000	1,605,000
Washington IDA
IDRB (Missourian Publishing) Series 2006A (LOC: US BANK NATIONAL ASSOCIATION)	a	1.77%		01/07/19	4,850,000	4,850,000
						263,895,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Nebraska 0.9%
Douglas Cnty
Solid Waste Disposal RB (Waste Management) Series 2003A (LOC: BANK OF AMERICA NA)	a	1.77%		01/07/19	10,000,000	10,000,000
Douglas Cnty SD #1
GO Bonds Series 2016 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%		01/03/19	25,525,000	25,525,000
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%		01/03/19	9,025,000	9,025,000
Nebraska Investment Finance Auth
M/F Housing Refunding RB (Pheasant Ridge Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	8,950,000	8,950,000
S/F Housing RB Series 2010B (LIQ: FEDERAL HOME LOAN BANKS)	a	1.78%		01/07/19	1,225,000	1,225,000
S/F Housing RB Series 2015B (LIQ: FEDERAL HOME LOAN BANKS)	a	1.85%		01/07/19	31,990,000	31,990,000
S/F Housing RB Series 2016B (LIQ: FEDERAL HOME LOAN BANKS)	a	1.85%		01/07/19	26,875,000	26,875,000
S/F Housing RB Series 2016D (LIQ: FEDERAL HOME LOAN BANKS)	a	1.85%		01/07/19	18,485,000	18,485,000
Washington Cnty
IDRB (Cargill) Series 2010	a	1.75%		01/07/19	17,000,000	17,000,000
IDRB (Cargill) Series 2010B	a	1.75%		01/07/19	10,000,000	10,000,000
						159,075,000
Nevada 1.8%
Clark Cnty
Airport System RB Series 2008D2A (LOC: WELLS FARGO BANK NA)	a	1.68%		01/07/19	1,150,000	1,150,000
Airport System Sub Lien RB Series 2008A2 (LOC: STATE STREET BANK AND TRUST COMPANY)	a	1.83%		01/07/19	32,885,000	32,885,000
Airport System Sub Lien RB Series 2008C3 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.74%		01/07/19	48,755,000	48,755,000
Airport System Sub Lien RB Series 2011B1 (LOC: CITIBANK NA)	a	1.73%		01/07/19	34,800,000	34,800,000
GO Refunding Bonds Series 2017C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%		01/03/19	6,400,000	6,400,000
IDRB (Southwest Gas Corp) Series 2008A (LOC: MUFG UNION BANK NA)	a	1.70%		01/07/19	49,710,000	49,710,000
LT GO Refunding Bonds Series 2016B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	7,805,000	7,805,000
LT GO Refunding Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/21/19	8,630,000	8,630,000
Las Vegas Valley Water District
LT GO Water Refunding Bonds Series 2015 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	15,750,000	15,750,000
LT GO Water Refunding Bonds Series 2016A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,220,000	3,220,000
LT GO Water Refunding Bonds Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.75%		01/07/19	7,210,000	7,210,000
Nevada
Highway Improvement RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/07/19	9,990,000	9,990,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Nevada Housing Division
Housing RB (Vintage at Laughlin Apts) Series 2007 (LOC: FEDERAL HOME LOAN BANKS)	a	1.84%		01/07/19	8,720,000	8,720,000
M/F Housing RB (Apache Pines Apts) Series 1999A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.84%		01/07/19	11,800,000	11,800,000
M/F Housing RB (Golden Apts) Series 2007 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.84%		01/07/19	7,850,000	7,850,000
M/F Housing RB (Sierra Pointe Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.84%		01/07/19	9,465,000	9,465,000
M/F Housing RB (Silver Pines Apts) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.84%		01/07/19	11,500,000	11,500,000
M/F Housing RB (Southwest Village Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.84%		01/07/19	17,000,000	17,000,000
RB (Sonoma Palms Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.84%		01/07/19	14,800,000	14,800,000
						307,440,000
New Hampshire 0.7%
New Hampshire Business Finance Auth
Solid Waste Disposal RB (Lonza Biologics) Series 1998 (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.81%		01/07/19	34,000,000	34,000,000
Solid Waste Disposal RB (Lonza Biologics) Series 2003 (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.81%		01/07/19	30,000,000	30,000,000
Solid Waste Disposal RB (Lonza Biologics) Series 2005 (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.81%		01/07/19	19,500,000	19,500,000
Solid Waste Disposal RB (Lonza Biologics) Series 2017 (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a,b	1.81%		01/07/19	45,000,000	45,000,000
						128,500,000
New Jersey 0.9%
New Jersey Economic Development Auth
GO Lease RB (Rutgers Univ) Series 2013 (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	4,000,000	4,000,000
IDRB (Advanced Drainage Systems) Series 2007 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	240,000	240,000
Motor Vehicle Surcharges RB Series 2004A (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	6,430,000	6,430,000
New Jersey Health Care Facilities Financing Auth
RB (Composite Program) Series 2006A3 (LOC: JPMORGAN CHASE BANK NA)	a	1.71%		01/07/19	2,980,000	2,980,000
RB (Virtua Health) Series 2009E (LOC: TD BANK NA)	a	1.60%		01/07/19	505,000	505,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2005B & 2006A & School Facilities Construction Refunding Bonds Series 2005K (LOC: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	36,410,000	36,410,000
Transportation System RB Series 2006A (LOC: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	84,110,000	84,110,000
Rutgers State Univ
GO Bonds Series 2013L (LIQ: BANK OF AMERICA NA)	b,c	1.70%		01/07/19	14,800,000	14,800,000
						149,475,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New York 15.1%
Amherst Development Corp
Student Housing Facility Refunding RB Series 2010B (LOC: HSBC BANK USA NA)	a	1.74%		01/07/19	13,135,000	13,135,000
Metropolitan Transportation Auth
Dedicated Tax Fund Bonds Series 2017B-1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
Dedicated Tax Fund Bonds Series 2017B-1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
Dedicated Tax Fund Refunding Bonds Series 2008A-1 (LOC: TD BANK NA)	a	1.75%		01/02/19	9,680,000	9,680,000
Dedicated Tax Fund Refunding Bonds Series 2012A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
Transportation RB Series 2012G2 (LOC: TD BANK NA)	a	1.67%		01/07/19	2,600,000	2,600,000
Transportation RB Series 2015E-3 (LOC: BANK OF AMERICA NA)	a	1.68%		01/02/19	26,865,000	26,865,000
Monroe Cnty IDA
Civic Facility RB (Margaret Woodbury Strong Museum) Series 2005 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	7,535,000	7,535,000
Nassau Cnty Interim Finance Auth
Sales Tax Secured RB Series 2008A (LIQ: TD BANK NA)	a	1.77%		01/07/19	6,600,000	6,600,000
Nassau Health Care Corp
Cnty Guaranteed Bonds Series 2009C2 (LOC: WELLS FARGO BANK NA)	a	1.76%		01/07/19	780,000	780,000
New Rochelle IDA
IDRB (West End Phase I) Series 2006 (LOC: CITIBANK NA)	a	1.81%		01/07/19	3,695,000	3,695,000
New York City
GO Bonds Fiscal 2006 Series I-8 (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.73%		01/02/19	14,775,000	14,775,000
GO Bonds Fiscal 2006 Series I5 (LOC: BANK OF NEW YORK MELLON/THE)	a	1.74%		01/02/19	2,450,000	2,450,000
GO Bonds Fiscal 2008 Series D4 (LIQ: BANK OF MONTREAL)	a	1.71%		01/07/19	40,100,000	40,100,000
GO Bonds Fiscal 2008 Series J8 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.90%		01/07/19	24,800,000	24,800,000
GO Bonds Fiscal 2009 Series J1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	12,690,000	12,690,000
GO Bonds Fiscal 2012 Series A5 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	14,165,000	14,165,000
GO Bonds Fiscal 2012 Series D3B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	3,500,000	3,500,000
GO Bonds Fiscal 2012 Series G3 (LOC: CITIBANK NA)	a	1.72%		01/07/19	69,085,000	69,085,000
GO Bonds Fiscal 2012 Series G6 (LOC: MIZUHO BANK LTD)	a	1.75%		01/02/19	14,695,000	14,695,000
GO Bonds Fiscal 2012 Series G7 (LOC: MUFG BANK LTD)	a	1.75%		01/02/19	4,110,000	4,110,000
GO Bonds Fiscal 2013 Series A3 (LOC: MIZUHO BANK LTD)	a	1.80%		01/02/19	18,565,000	18,565,000
GO Bonds Fiscal 2013 Series D&E (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	18,600,000	18,600,000
GO Bonds Fiscal 2014 Series I1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
GO Bonds Fiscal 2015 Series F1 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
GO Bonds Fiscal 2015 Series F4 (LOC: MUFG BANK LTD)	a	1.68%		01/07/19	740,000	740,000
GO Bonds Fiscal 2015 Series F5 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	15,000,000	15,000,000
GO Bonds Fiscal 2015 Series F7 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	25,835,000	25,835,000
GO Bonds Fiscal 2016 Series A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
GO Bonds Fiscal 2017 Series A1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,175,000	6,175,000
GO Bonds Fiscal 2017 Series A4 (LOC: CITIBANK NA)	a	1.72%		01/07/19	3,775,000	3,775,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
GO Bonds Fiscal 2017 Series A5 (LIQ: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.73%		01/02/19	11,600,000	11,600,000
GO Bonds Fiscal 2017 Series A6 (LIQ: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.73%		01/02/19	4,675,000	4,675,000
Go Bonds Fiscal 2018 Series B4 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	500,000	500,000
GO Bonds Fiscal 2018 Series B5 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	6,025,000	6,025,000
GO Bonds Fiscal 2018 Series E-5 (LOC: TD BANK NA)	a	1.75%		01/02/19	10,470,000	10,470,000
GO Bonds Fiscal 2018 Series F1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,610,000	3,610,000
GO Bonds Fiscal 2019 Series D (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	41,515,000	41,515,000
New York City Housing Development Corp
M/F Housing RB (Linden Plaza) Series 2008A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.82%		01/07/19	7,515,000	7,515,000
M/F Housing RB Series 2009C1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,625,000	2,625,000
M/F Housing RB Series 2017G1 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	8,250,000	8,250,000
M/F Mortgage RB (1904 Vyse Ave Apts) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	3,935,000	3,935,000
M/F Mortgage RB (245 E 124th Street) Series 2008A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.74%		01/07/19	5,740,000	5,740,000
M/F Mortgage RB (33 W Tremont Ave Apts) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	2,790,000	2,790,000
M/F Mortgage RB (Boricua Village Apts) Series 2007A (LOC: CITIBANK NA)	a	1.83%		01/07/19	4,250,000	4,250,000
M/F Mortgage RB (Nagle Courtyard Apts) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	3,600,000	3,600,000
M/F Mortgage RB (Susan’s Court) Series 2007A (LOC: CITIBANK NA)	a	1.79%		01/07/19	21,600,000	21,600,000
M/F Mortgage RB (White Plains Courtyard Apts) Series 2005A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	4,900,000	4,900,000
M/F Rental Housing RB (Related - W 89th St) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	37,400,000	37,400,000
M/F Rental Housing RB (The Foundry) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	51,400,000	51,400,000
M/F Rental Housing RB (The Nicole) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	19,200,000	19,200,000
New York City IDA
Empowerment Zone RB (Tiago Holdings) Series 2007 (LOC: LLOYDS BANK PLC)	a	1.74%		01/07/19	8,000,000	8,000,000
New York City Municipal Water Finance Auth
Water & Sewer 2nd Resolution System Fiscal 2015 Series BB3 (LIQ: SUMITOMO MITSUI BANKING CORPORATION)	a	1.73%		01/07/19	32,065,000	32,065,000
Water & Sewer System 1st Resolution RB Fiscal 2001 Series F (LIQ: MIZUHO BANK LTD)	a	1.80%		01/02/19	5,650,000	5,650,000
Water & Sewer System 2nd General Resolution RB Fiscal 2008 Series AA&DD & Fiscal 2009 Series FF2&GG1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,975,000	3,975,000
Water & Sewer System 2nd General Resolution RB Fiscal 2009 Series FF (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	18,675,000	18,675,000
Water & Sewer System 2nd General Resolution RB Fiscal 2012 Series FF (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	11,500,000	11,500,000
Water & Sewer System 2nd General Resolution RB Fiscal 2015 Series CC (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	2,625,000	2,625,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Water & Sewer System 2nd General Resolution RB Fiscal 2015 Series FF (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Water & Sewer System 2nd General Resolution RB Fiscal 2016 Series AA3 (LIQ: ROYAL BANK OF CANADA)	b,c	1.70%		01/02/19	10,000,000	10,000,000
Water & Sewer System 2nd General Resolution RB Fiscal 2018 Series BB1 & 2017 Series EE (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	8,200,000	8,200,000
Water & Sewer System 2nd General Resolution RB Fiscal 2018 Series DD1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
Water & Sewer System 2nd General Resolution RB Fiscal 2018 Series EE (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,715,000	3,715,000
Water & Sewer System 2nd General Resolution RB Fiscal 2019 Series CC (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	53,500,000	53,500,000
Water & Sewer System 2nd Resolution RB Fiscal 2006 Series AA1B (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.69%		01/02/19	15,800,000	15,800,000
Water & Sewer System 2nd Resolution RB Fiscal 2007 Series CC2 (LIQ: BANK OF MONTREAL)	a	1.71%		01/02/19	8,025,000	8,025,000
Water & Sewer System 2nd Resolution RB Fiscal 2008 Series BB3&BB4 (LIQ: ROYAL BANK OF CANADA)	b,c	1.70%		01/02/19	55,000,000	55,000,000
Water & Sewer System 2nd Resolution RB Fiscal 2009 Series FF2 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
Water & Sewer System 2nd Resolution RB Fiscal 2012 Series AA (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	7,000,000	7,000,000
Water & Sewer System 2nd Resolution RB Fiscal 2012 Series FF (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	28,305,000	28,305,000
Water & Sewer System 2nd Resolution RB Fiscal 2013 Series BB (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	2,250,000	2,250,000
Water & Sewer System 2nd Resolution RB Fiscal 2013 Series CC (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	8,325,000	8,325,000
Water & Sewer System 2nd Resolution RB Fiscal 2013 Series CC (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
Water & Sewer System 2nd Resolution RB Fiscal 2014 Series AA3 (LIQ: TD BANK NA)	a	1.75%		01/02/19	11,250,000	11,250,000
Water & Sewer System 2nd Resolution RB Fiscal 2014 Series AA4 (LIQ: BANK OF MONTREAL)	a	1.73%		01/02/19	2,380,000	2,380,000
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB2 (LIQ: MIZUHO BANK LTD)	a	1.68%		01/02/19	1,025,000	1,025,000
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB4 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	6,400,000	6,400,000
Water & Sewer System 2nd Resolution RB Fiscal 2016 Series AA1 (LIQ: BANK OF AMERICA NA)	a	1.68%		01/02/19	2,800,000	2,800,000
Water & Sewer System 2nd Resolution RB Fiscal 2016 Series AA2 (LIQ: PNC BANK NATIONAL ASSOCIATION)	a	1.70%		01/02/19	9,815,000	9,815,000
Water & Sewer System 2nd Resolution RB Fiscal 2016 Series BB1 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	10,130,000	10,130,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB1A (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.68%		01/02/19	14,350,000	14,350,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB1B (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.68%		01/02/19	450,000	450,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB2 (LIQ: BANK OF MONTREAL)	a	1.72%		01/02/19	4,790,000	4,790,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Water & Sewer System RB Fiscal 2003 Series F1A (LIQ: BARCLAYS BANK PLC)	a	1.67%		01/07/19	1,260,000	1,260,000
Water & Sewer System RB Fiscal 2008 Series B3 (LIQ: BANK OF AMERICA NA)	a	1.68%		01/02/19	3,150,000	3,150,000
Water & Sewer System RB Fiscal 2011 Series DD1 (LIQ: TD BANK NA)	a	1.75%		01/02/19	1,905,000	1,905,000
Water & Sewer System RB Series 2008B1A (LIQ: SUMITOMO MITSUI BANKING CORPORATION)	a	1.70%		01/07/19	18,650,000	18,650,000
New York City Transitional Finance Auth
Building Aid RB Fiscal 2012 Series S1A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	5,625,000	5,625,000
Building Aid RB Fiscal 2013 Series S1 (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	6,000,000	6,000,000
Building Aid RB Fiscal 2013 Series S1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,250,000	6,250,000
Building Aid RB Fiscal 2016 Series S1 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	4,000,000	4,000,000
Building Aid RB Fiscal 2019 Series S3 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	2,475,000	2,475,000
Future Tax Secured Bonds Fiscal 2010 Series A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,865,000	5,865,000
Future Tax Secured Sr Refunding Bonds Fiscal 2003 Series A2 (LOC: MUFG BANK LTD)	a	1.74%	01/02/19	01/03/19	82,675,000	82,675,000
Future Tax Secured Sub Bonds Fiscal 2010 Series A1 (LIQ: BARCLAYS BANK PLC)	a	1.73%		01/02/19	48,935,000	48,935,000
Future Tax Secured Sub Bonds Fiscal 2012 Series D1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	7,700,000	7,700,000
Future Tax Secured Sub Bonds Fiscal 2014 Series D4 (LIQ: MIZUHO BANK LTD)	a	1.70%		01/02/19	600,000	600,000
Future Tax Secured Sub Bonds Fiscal 2016 Series A-5 (LOC: ROYAL BANK OF CANADA)	b,c	1.70%		01/02/19	10,000,000	10,000,000
Future Tax Secured Sub Bonds Fiscal 2016 Series E4 (LIQ: JPMORGAN CHASE BANK NA)	a	1.72%		01/02/19	7,475,000	7,475,000
Future Tax Secured Sub Bonds Fiscal 2018 Series B & A3 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.73%		01/07/19	17,820,000	17,820,000
Future Tax Secured Sub Bonds Fiscal 2018 Series C3 (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	11,290,000	11,290,000
Future Tax Secured Sub Bonds Fiscal 2019 Series A4 (LIQ: JPMORGAN CHASE BANK NA)	a	1.72%		01/02/19	32,190,000	32,190,000
Future Tax Secured Sub Bonds Fiscal 2019 Series B4 (LIQ: JPMORGAN CHASE BANK NA)	a	1.72%		01/02/19	89,530,000	89,530,000
Future Tax Secured Sub RB Fiscal 2011 Series C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,300,000	3,300,000
Future Tax Secured Sub RB Fiscal 2012 Series E1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Future Tax Secured Sub RB Fiscal 2012 Series F1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,800,000	6,800,000
Future Tax Secured Sub RB Fiscal 2013 Series B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	9,375,000	9,375,000
Future Tax Secured Sub RB Fiscal 2014 Series A1 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,300,000	6,300,000
Future Tax Secured Sub RB Fiscal 2014 Series B3 (LIQ: BARCLAYS BANK PLC)	a	1.72%		01/02/19	910,000	910,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New York Health & Hospital Corp
Health System RB Series 2008D (LOC: JPMORGAN CHASE BANK NA)	a	1.67%		01/07/19	600,000	600,000
New York Liberty Development Corp
Liberty RB Series 1WTC-2011 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,910,000	5,910,000
New York State Dormitory Auth
RB (Columbia Univ) Series 2018B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	11,600,000	11,600,000
RB (Cornell Univ) Series 2004A (LIQ: BANK OF NEW YORK MELLON/THE)	a	1.70%		01/07/19	1,450,000	1,450,000
RB (Cornell Univ) Series 2004B (LIQ: BANK OF NEW YORK MELLON/THE)	a	1.70%		01/07/19	1,735,000	1,735,000
RB (Cornell Univ) Series 2009A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	10,395,000	10,395,000
RB (Cornell Univ) Series 2009A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
RB (New York Univ) Series 2018A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,800,000	4,800,000
State Personal Income Tax RB Series 2008B (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	12,725,000	12,725,000
State Personal Income Tax RB Series 2011C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	4,200,000	4,200,000
State Personal Income Tax RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
State Personal Income Tax RB Series 2014C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	14,000,000	14,000,000
State Personal Income Tax RB Series 2015B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
State Personal Income Tax RB Series 2016A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	13,860,000	13,860,000
State Personal Income Tax RB Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	5,665,000	5,665,000
State Personal Income Tax RB Series 2017B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	11,250,000	11,250,000
State Sales Tax RB Series 2015B (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	2,580,000	2,580,000
State Sales Tax RB Series 2018A&C (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	21,870,000	21,870,000
State Sales Tax RB Series 2018E (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,305,000	6,305,000
New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison) Series 2010A3 (LOC: BANK OF NOVA SCOTIA)	a	1.72%		01/07/19	55,900,000	55,900,000
New York State Environmental Facilities Corp
State Clean Water & Drinking Water Revolving Funds RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
New York State HFA
Housing RB (10 Liberty St) Series 2003A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.73%		01/07/19	26,800,000	26,800,000
Housing RB (25 Washington St) Series 2010A (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.75%		01/07/19	200,000	200,000
Housing RB (250 W 93rd St) Series 2005A (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.75%		01/07/19	12,295,000	12,295,000
Housing RB (316 11th Ave) Series 2007A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	17,500,000	17,500,000
Housing RB (360 W 43rd St) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	16,600,000	16,600,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Housing RB (39th St) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	31,000,000	31,000,000
Housing RB (39th Street Associates) Series 1997A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	69,700,000	69,700,000
Housing RB (55 W 25th Street) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	125,000,000	125,000,000
Housing RB (600 W 42nd St) Series 2008A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	22,640,000	22,640,000
Housing RB (600 W 42nd Street) Series 2007A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	154,965,000	154,964,374
Housing RB (600 W 42nd Street) Series 2009A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.74%		01/07/19	1,330,000	1,330,000
Housing RB (66 W 38th St) Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.74%		01/07/19	1,900,000	1,900,000
Housing RB (Caroline Apts) Series 2008A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.82%		01/07/19	2,775,000	2,775,000
Housing RB (Chelsea Apartments) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.73%		01/07/19	71,805,000	71,805,000
Housing RB (Helena) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	51,900,000	51,900,000
Housing RB (Mccarthy Manor Apts) Series 2007A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	5,800,000	5,800,000
Housing RB (Ocean Park Apts) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	24,000,000	24,000,000
Housing RB (Related-W 20th St) Series 2001A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	45,025,000	45,025,000
Housing RB (Saville Housing) Series 2002A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	55,000,000	55,000,000
Housing RB (The Helena Apts) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	37,000,000	37,000,000
Housing RB (Theatre Row Tower) Series 2000A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	21,400,000	21,400,000
Housing RB (Tribeca Landing) Series 1997A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	23,400,000	23,400,000
Housing RB (Tribeca Park) Series 1997A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.81%		01/07/19	8,200,000	8,200,000
Housing RB (Worth St Series 2002A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	33,300,000	33,300,000
State Personal Income Tax RB Series 2005C (LIQ: JPMORGAN CHASE BANK NA)	a	1.77%		01/07/19	10,000,000	10,000,000
New York State Mortgage Agency
Homeowner Mortgage RB Series 132 (LIQ: ROYAL BANK OF CANADA)	a	1.77%		01/02/19	7,745,000	7,745,000
Homeowner Mortgage RB Series 142 (LIQ: ROYAL BANK OF CANADA)	a	1.75%		01/02/19	25,095,000	25,095,000
Homeowner Mortgage RB Series 144 (LIQ: BANK OF AMERICA NA)	a	1.77%		01/02/19	400,000	400,000
New York State Thruway Auth
State Personal Income Tax RB Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	17,700,000	17,700,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New York State Urban Development Corp
State Personal Income Tax RB Series 2004A3A (LIQ: JPMORGAN CHASE BANK NA)	a	1.71%		01/07/19	3,885,000	3,885,000
State Personal Income Tax RB Series 2004A3C (LIQ: JPMORGAN CHASE BANK NA)	a	1.71%		01/07/19	27,130,000	27,130,000
State Personal Income Tax RB Series 2004A3D (LIQ: JPMORGAN CHASE BANK NA)	a	1.71%		01/07/19	6,385,000	6,385,000
State Personal Income Tax RB Series 2013A1 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	11,600,000	11,600,000
Nuveen New York AMT-Free Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 3 (LOC: CITIBANK NA)	a,b	1.77%		01/07/19	15,800,000	15,800,000
Port Auth of New York & New Jersey
Consolidated Bonds 169th Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.79%		01/07/19	6,440,000	6,440,000
Consolidated Bonds 169th Series (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.78%		01/07/19	2,200,000	2,200,000
Consolidated Bonds 172nd Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.79%		01/07/19	3,080,000	3,080,000
Consolidated Bonds 177th Series (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	1,665,000	1,665,000
Consolidated Bonds 178th Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.79%		01/07/19	1,660,000	1,660,000
Consolidated Bonds 185th Series (LIQ: CITIBANK NA)	b,c	1.76%		01/07/19	2,050,000	2,050,000
Consolidated Bonds 198th Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,050,000	3,050,000
Consolidated Bonds 200th Series (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	870,000	870,000
Consolidated Bonds 205th Series (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,475,000	5,475,000
Sales Tax Asset Receivable Corp
Sales Tax Asset RB Fiscal 2015 Series A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
Triborough Bridge & Tunnel Auth
General RB Series 2001C (LOC: STATE STREET BANK AND TRUST COMPANY)	a	1.68%		01/02/19	10,725,000	10,725,000
General RB Series 2016A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
RB Series 2003B-1 (LOC: BANK OF AMERICA NA)	a	1.67%		01/02/19	10,905,000	10,905,000
Refunding RB Series 2005B-3 (LOC: STATE STREET BANK AND TRUST COMPANY)	a	1.67%		01/02/19	4,095,000	4,095,000
Utility Debt Securitization Auth
Restructuring Bonds Series 2015 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	3,000,000	3,000,000
						2,651,714,374
North Carolina 0.6%
Davidson Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Childress Winery) Series 2004 (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.76%		01/07/19	2,000,000	2,000,000
Forsyth Cnty
GO Bonds Series 2017B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/07/19	27,090,000	27,090,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
North Carolina
GO Bonds Series 2015A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,750,000	2,750,000
Limited Obligation Bonds Series 2011C (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
Limited Obligation Refunding Bonds Series 2014C (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	7,400,000	7,400,000
North Carolina Capital Facilities Finance Agency
RB (Duke Univ) Series 2009B (ESCROW) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	12,600,000	12,600,000
RB (Duke Univ) Series 2015B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,200,000	3,200,000
RB (Duke Univ) Series 2015B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	19,735,000	19,735,000
RB (Duke Univ) Series 2015B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,499,000	4,499,000
North Carolina Ports Auth
Exempt Facilities RB (Wilmington Bulk) Series 2001A (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.76%		01/07/19	1,180,000	1,180,000
Raleigh
Combined Enterprise System Refunding RB 2016A&B (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.71%		01/02/19	12,625,000	12,625,000
Yancey Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Altec Industries) Series 2007 (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.76%		01/07/19	7,000,000	7,000,000
						108,079,000
North Dakota 0.1%
Richland Cnty
RB (Minn-Dak Farmers Coop) Series 2010B (LOC: COBANK ACB)	a	1.74%		01/07/19	7,000,000	7,000,000
RB (Minn-Dak Farmers Coop) Series 2010C (LOC: COBANK ACB)	a	1.74%		01/07/19	6,790,000	6,790,000
Traill Cnty
IDRB Refunding Bonds (American Crystal Sugar) Series 2009 (LOC: COBANK ACB)	a	1.75%		01/07/19	3,480,000	3,480,000
						17,270,000
Ohio 2.1%
Berea SD
ULT GO Bonds Series 2017 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Cleveland
Water RB Series 2015AA (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	10,000,000	10,000,000
Cleveland Cnty Industrial Facilities & Pollution Control Financing Auth
Recreational Facilities RB (Family YMCA) Series 2007 (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.74%		01/07/19	8,095,000	8,095,000
Columbus Regional Airport Auth
Airport Development RB (FlightSafety) Series 2015B	a	1.72%		01/07/19	22,170,000	22,170,000
Forrest Hills SD
ULT GO Bonds Series 2015 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,300,000	5,300,000
Franklin Cnty
Hospital Facilities RB (OhioHealth) Series 2015 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.75%		01/07/19	1,330,000	1,330,000
Hospital Facilities Refunding RB (OhioHealth) Series 2009A (LIQ: BARCLAYS BANK PLC)	a	1.68%		01/07/19	1,600,000	1,600,000
Hospital Facilities Refunding RB (OhioHealth) Series 2009B (LIQ: BARCLAYS BANK PLC)	a	1.68%		01/07/19	41,760,000	41,760,000
Hospital Facilities Refunding RB (OhioHealth) Series 2011C	a	1.67%		01/07/19	3,950,000	3,950,000
Hospital Facilities Refunding RB (OhioHealth) Series 2011D	a	1.67%		01/07/19	30,575,000	30,575,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (St George Commons Apts) Series 2007 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	3,100,000	3,100,000
RB (Trinity Health) Series 2017A-OH (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
Lakewood City SD
GO Refunding Bonds Series 2017B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/21/19	6,000,000	6,000,000
Marion Cnty
M/F Housing RB (Avalon Lakes) Series 2006 (LOC: FEDERAL HOME LOAN BANKS)	a	1.77%		01/07/19	7,805,000	7,805,000
Middletown
Hospital Facilities RB (Atrium Medical Center) Series 2008B (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.70%		01/07/19	600,000	600,000
Montgomery Cnty
M/F Housing RB (Cambridge Commons Apts) Series 2006A (LOC: FEDERAL HOME LOAN BANKS)	a	1.77%		01/07/19	7,920,000	7,920,000
Northeast Ohio Regional Sewer District
Wastewater Refunding RB Series 2014 (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
Ohio
GO Bonds 2005B	a	1.72%		01/07/19	10,000,000	10,000,000
Hospital RB (Cleveland Clinic) Series 2009B1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/01/19	5,250,000	5,250,000
Hospital RB (University Hospitals Health System) Series 2018B (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.71%		01/07/19	66,905,000	66,905,000
Hospital Refunding RB (Cleveland Clinic) Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/01/19	17,330,000	17,330,000
Ohio HFA
Residential Mortgage RB Series 2016E (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	3,765,000	3,765,000
Residential Mortgage RB Series 2016F (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	4,095,000	4,095,000
Residential Mortgage RB Series 2016G (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	9,325,000	9,325,000
Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic) Series 2008A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/01/19	5,665,000	5,665,000
Hospital RB (Cleveland Clinic) Series 2009B1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	2,745,000	2,745,000
RB (Case Western Reserve Univ) Series 2006 (LOC: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	19,380,000	19,380,000
Ohio State Air Quality Development Auth
Exempt Facilities RB (Andersons Marathon Ethanol) Series 2007 (LOC: COBANK ACB)	a	1.81%		01/07/19	49,500,000	49,500,000
Ohio Univ
General RB Series 2017A (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.20%)	b	1.91%	01/03/19	06/03/19	5,000,000	5,000,000
Ohio Water Development Auth
Water Pollution Control Loan Fund RB Series 2016A (LIQ: BMO HARRIS BANK NA)	a	1.68%		01/07/19	2,320,000	2,320,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Univ of Cincinnati
RB Series 2017A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	2,000,000	2,000,000
						361,485,000
Oklahoma 0.1%
Tulsa
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	11,020,000	11,020,000
Oregon 0.2%
Clackamas Cnty SD #7J
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/28/19	12,070,000	12,070,000
Oregon Business Development Commission
Business Development RB (Murphy Co) Series 230 (LOC: US BANK NATIONAL ASSOCIATION)	a	1.76%		01/07/19	6,000,000	6,000,000
Oregon Health, Housing, Educational & Cultural Facilities Auth
RB (Assumption Village) Series 2001A (LOC: MUFG UNION BANK NA)	a	1.76%		01/07/19	2,515,000	2,515,000
Oregon Housing & Community Services Dept
Housing Development RB (Redwood Park Apts) Series 2005F (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	4,800,000	4,800,000
Portland
Water System 1st Lien Refunding RB Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/07/19	6,000,000	6,000,000
Portland CCD
GO Bonds Series 2013 (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	3,835,000	3,835,000
Portland Housing Auth
M/F Housing RB (Civic Apts) 2005 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	7,800,000	7,800,000
						43,020,000
Pennsylvania 2.0%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2017D1 (LOC: ROYAL BANK OF CANADA)	b,c	1.70%		01/02/19	26,425,000	26,425,000
RB (Univ of Pittsburgh Medical Center) Series 2017D2 (LOC: ROYAL BANK OF CANADA)	b,c	1.70%		01/02/19	40,110,000	40,110,000
Beaver Cnty IDA
Environmental Improvement RB (BASF Corp) Series 1997	a	1.77%		01/07/19	10,800,000	10,800,000
Bucks Cnty IDA
Hospital RB (Grand View Hospital) Series 2008A (LOC: TD BANK NA)	a	1.67%		01/07/19	4,995,000	4,995,000
Geisinger Auth
Health System RB (Geisinger Health) Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	7,520,000	7,520,000
Health System RB (Geisinger Health) Series 2011A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	6,285,000	6,285,000
Health System RB (Geisinger Health) Series 2017A1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.73%		01/07/19	4,995,000	4,995,000
Health System RB (Geisinger Health) Series 2017A1 (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	4,690,000	4,690,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Lancaster Cnty Hospital Auth
Sr Living Facility RB (Quarryville Presbyterian Retirement Community) Series 2000 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.75%		01/07/19	5,820,000	5,820,000
Lycoming Cnty Auth
RB (Lycoming College) Series 2013S1 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	4,175,000	4,175,000
Montgomery Cnty IDA
Environmental Facilities RB (Lonza Inc) Series 2000 (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.81%		01/07/19	7,000,000	7,000,000
Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts) Series 2001A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	8,010,000	8,010,000
Northampton Cnty
RB (Binney & Smith) Series 1997A (LOC: JPMORGAN CHASE BANK NA)	a	1.85%		01/07/19	4,490,000	4,490,000
Pennsylvania
GO Refunding Bonds 3rd Series 2004 (LIQ: STATE STREET BANK AND TRUST COMPANY)	b,c	1.74%		01/07/19	25,000,000	25,000,000
Pennsylvania Economic Development Financing Auth
Economic Development RB Series 2005B2 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	1,700,000	1,700,000
RB (Salem Rd) Series 2007D1 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	1,375,000	1,375,000
RB (Solar Innovations) Series 2007 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	2.01%		01/07/19	5,165,000	5,165,000
Pennsylvania HFA
S/F Mortgage RB Series 2002-75A (LIQ: ROYAL BANK OF CANADA)	a	1.72%		01/07/19	23,465,000	23,465,000
S/F Mortgage RB Series 2003-79B (LIQ: ROYAL BANK OF CANADA)	a	1.72%		01/07/19	28,400,000	28,400,000
S/F Mortgage RB Series 2005-89 (LIQ: TD BANK NA)	a	1.70%		01/07/19	7,700,000	7,700,000
S/F Mortgage RB Series 2006-93B (LIQ: WELLS FARGO BANK NA)	a	1.75%		01/07/19	2,745,000	2,745,000
S/F Mortgage RB Series 2007-100C (LIQ: WELLS FARGO BANK NA)	a	1.75%		01/07/19	4,510,000	4,510,000
S/F Mortgage RB Series 2007-98C (LIQ: WELLS FARGO BANK NA)	a	1.75%		01/07/19	4,775,000	4,775,000
S/F Mortgage RB Series 2012-2018ABC (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.71%		01/07/19	8,635,000	8,635,000
S/F Mortgage RB Series 2013-115A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.81%		01/07/19	555,000	555,000
S/F Mortgage RB Series 2017-122 (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	3,270,000	3,270,000
S/F Mortgage RB Series 2017-125A (LIQ: BARCLAYS BANK PLC)	b,c	1.77%		01/07/19	10,410,000	10,410,000
S/F Mortgage RB Series 2017-125B (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	2,500,000	2,500,000
Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Indep Colleges & Univs of PA) Series 2001I1 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	4,700,000	4,700,000
Pennsylvania State Turnpike Commission
Registration Fee Refunding RB Series 2005A (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,905,000	6,905,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Philadelphia
Airport Refunding RB Series 2005C2 (LOC: ROYAL BANK OF CANADA)	a	1.68%		01/07/19	1,000,000	1,000,000
GO Refunding Bonds Series 2009B (LOC: BARCLAYS BANK PLC)	a	1.68%		01/07/19	12,425,000	12,425,000
Water & Wastewater RB Series 1997B (LOC: TD BANK NA)	a	1.65%		01/07/19	23,665,000	23,665,000
Philadelphia IDA
Refunding RB Series 2007B2 (LOC: TD BANK NA)	a	1.67%		01/07/19	5,950,000	5,950,000
South Central General Auth
RB (Lutheran Social Services) Series 2006 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.79%		01/07/19	11,255,000	11,255,000
Southcentral General Auth
RB (Hanover Lutheran Retirement Village) Series 2005 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	2,800,000	2,800,000
RB (Homewood at Hanover) Series 2003 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	a	1.76%		01/07/19	4,090,000	4,090,000
Univ of Pittsburgh
Univ Capital Project Bonds Series 2005A (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	7,500,000	7,500,000
						345,810,000
Rhode Island 0.2%
Rhode Island Housing & Mortgage Finance Corp
M/F Mortgage RB (Groves at Johnson) Series 2006 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	26,950,000	26,950,000
South Carolina 0.4%
Berkeley Cnty SD
GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/14/19	3,000,000	3,000,000
Charleston
Waterworks & Sewer System RB Series 2015 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
Charleston Educational Excellence Financing Corp
Installment Purchase Refunding RB Series 2013B (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	3,100,000	3,100,000
Columbia
Waterworks & Sewer Refunding RB Series 2016B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	7,985,000	7,985,000
Lancaster Cnty SD
GO Bonds Series 2017 (GTY: SOUTH CAROLINA SCH DIST CREDIT ENH PROG (PRE-D INT)) (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	9,415,000	9,415,000
Patriots Energy Group Financing Agency
Gas Supply RB Series 2018 (LOC: ROYAL BANK OF CANADA)	b,c	1.75%		01/07/19	10,000,000	10,000,000
South Carolina Jobs Economic Development Auth
RB (Holcim) Series 2003 (LOC: COMERICA BANK)	a	1.79%		01/07/19	25,000,000	25,000,000
						64,500,000
South Dakota 0.1%
South Dakota Housing Development Auth
M/F Housing RB (Harmony Heights) Series 2001 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.82%		01/07/19	5,200,000	5,200,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
South Dakota Value Added Finance Auth
Solid Waste Disposal RB (Lincoln Land) Series 2014 (LOC: AGRIBANK FCB)	a	1.83%		01/07/19	5,500,000	5,500,000
						10,700,000
Tennessee 0.8%
Clarksville Public Building Auth
Pooled Financing RB Series 1997 (LOC: BANK OF AMERICA NA)	a	1.77%		01/07/19	600,000	600,000
Pooled Financing RB Series 1999 (LOC: BANK OF AMERICA NA)	a,b	1.76%		01/07/19	2,880,000	2,880,000
Pooled Financing RB Series 2009 (LOC: BANK OF AMERICA NA)	a	1.76%		01/07/19	7,840,000	7,840,000
Jackson Health, Educational & Housing Facility Board
M/F Housing RB (Patrician Terrace Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	1,800,000	1,800,000
Lewisburg IDB
Solid Waste Disposal RB (Waste Management of Tennessee) Series 2003 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	5,000,000	5,000,000
Memphis
General RB Series 2015C (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	2,250,000	2,250,000
Metro Government of Nashville & Davidson Cnty
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.74%		01/02/19	21,495,000	21,495,000
Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing RB (Burning Tree Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	6,625,000	6,625,000
M/F Housing RB (Weatherly Ridge Apts) Series 2006A (LOC: US BANK NATIONAL ASSOCIATION)	a	1.79%		01/07/19	10,000,000	10,000,000
M/F Housing Refunding RB (Brentwood Oaks Apts) Series 1991 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	11,320,000	11,320,000
Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1995 (LOC: BANK OF AMERICA NA)	a,b	1.78%		01/07/19	100,000	100,000
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1997 (LOC: BANK OF AMERICA NA)	a	1.76%		01/07/19	4,490,000	4,490,000
Rutherford Cnty
RB (Ascension Health) Series 2010C (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	2,000,000	2,000,000
Sevier Cnty Public Building Auth
Public Improvement Bonds Series VA1 (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.75%		01/07/19	22,900,000	22,900,000
Public Improvement Bonds Series VB1 (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.73%		01/07/19	8,675,000	8,675,000
Public Improvement Bonds Series VIIB1 (LOC: BANK OF AMERICA NA)	a	1.73%		01/07/19	4,475,000	4,475,000
Shelby Cnty Health, Educational & Housing Facilities Board
M/F Housing Mortgage RB (Lexington & Charter Oaks Apts) Series 2005A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	3,200,000	3,200,000
Sullivan Cnty
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.86%	01/03/19	03/21/19	33,125,000	33,125,000
						148,775,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Texas 12.9%
Abilene
Tax & Surplus Revenue Obligation Series 2015 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
Alamo CCD
LT GO Refunding Bonds Series 2012 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,670,000	6,670,000
Austin
Electric Utility System Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/14/19	7,285,000	7,285,000
Sub Hotel Occupancy Tax Refunding RB Series 2008A (LOC: CITIBANK NA)	a	1.71%		01/07/19	7,100,000	7,100,000
Austin ISD
ULT Refunding Bonds Series 2015B (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	8,225,000	8,225,000
Bexar Cnty
Tax & Revenue Obligation Series 2014 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Bexar Cnty Housing Finance Corp
M/F Housing RB Series 1996 (LOC: NORTHERN TRUST COMPANY (THE))	a	1.78%		01/07/19	10,375,000	10,375,000
Boerne ISD
ULT GO Bonds Series 2017 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: BANK OF AMERICA NA)	b,c	1.75%		01/07/19	2,790,000	2,790,000
Brazos Harbor IDC
RB (BASF Corp) Series 2003	a	1.80%		01/07/19	19,000,000	19,000,000
Refunding RB (BASF Corp) Series 2006	a	1.80%		01/07/19	35,000,000	35,000,000
Brazos River Harbor Navigation District
RB (BASF Corp) Series 2001	a	1.80%		01/07/19	25,000,000	25,000,000
RB (BASF Corp) Series 2002	a	1.80%		01/07/19	25,000,000	25,000,000
Calhoun Cnty Navigation District
Environmental Facilities RB (Formosa Plastics) Series 2006 (LOC: BANK OF AMERICA NA)	a	1.81%		01/07/19	23,500,000	23,500,000
Solid Waste Disposal RB (Formosa Plastics) Series 2000 (LOC: JPMORGAN CHASE BANK NA)	a	1.81%		01/07/19	25,000,000	25,000,000
Calhoun Cnty Navigation IDA
Port RB (Formosa Plastics) Series 2011C (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a,b	1.78%		01/07/19	27,500,000	27,500,000
Calhoun Port Auth
Environmental Facilities RB (Formosa Plastics) Series 2008 (LOC: BANK OF AMERICA NA)	a	1.79%		01/07/19	50,000,000	50,000,000
Environmental Facilities RB (Formosa Plastics) Series 2011B (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a,b	1.78%		01/07/19	45,000,000	45,000,000
Environmental Facilities RB (Formosa Plastics) Series 2012 (LOC: JPMORGAN CHASE BANK NA)	a	1.81%		01/07/19	50,000,000	50,000,000
Port RB (Formosa Plastics) Series 2007A (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.79%		01/07/19	47,300,000	47,300,000
Port RB (Formosa Plastics) Series 2011A (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a,b	1.78%		01/07/19	32,300,000	32,300,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Capital Area Housing Finance Corporation
M/F Housing RB (Encino Pointe Apts) Series 2009 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	14,650,000	14,650,000
Collin Cnty HFA
M/F Housing RB (Huntington Apts) Series 1996 (LOC: NORTHERN TRUST COMPANY (THE))	a	1.74%		01/07/19	12,305,000	12,305,000
Cypress-Fairbanks ISD
ULT GO Refunding Bonds Series 2014C (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,335,000	3,335,000
ULT GO Refunding Bonds Series 2016 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.74%		01/02/19	32,710,000	32,710,000
Dallam Cnty IDC
Economic Development RB (Consolidated Dairy Mgmt) Series 2009 (LOC: FARM CREDIT BANK OF TEXAS)	a	1.80%		01/07/19	2,800,000	2,800,000
Economic Development RB (Hillmar Cheese) Series 2010 (LOC: BANK OF AMERICA NA)	a	1.79%		01/07/19	20,000,000	20,000,000
Economic Development Refunding RB (Hilmar Cheese) Series 2009 (LOC: WELLS FARGO BANK NA)	a	1.79%		01/07/19	24,500,000	24,500,000
IDRB (Dalhart Jersey Ranch) Series 2006 (LOC: COBANK ACB)	a	1.83%		01/07/19	2,275,000	2,275,000
IDRB (Morning Star Dairy) Series 2015 (LOC: FARM CREDIT BANK OF TEXAS)	a	1.86%		01/07/19	5,350,000	5,350,000
IDRB (Morning Star Dairy) Series 2018 (LOC: FARM CREDIT BANK OF TEXAS)	a	1.86%		01/07/19	10,000,000	10,000,000
Dallas Area Rapid Transit
Sr Lien Sales Tax Refunding RB Series 2007 (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	2,500,000	2,500,000
Sr Lien Sales Tax Refunding RB Series 2016A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,520,000	6,520,000
Dallas-Fort Worth Int’l Airport Facility Improvement Corp
Airport Facility RB (FlightSafety) Series 1999	a	1.73%		01/07/19	16,180,000	16,180,000
Denton ISD
ULT GO Bonds Series 2015A (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	3,745,000	3,745,000
El Paso ISD
ULT GO Bonds Series 2004B (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: JPMORGAN CHASE BANK NA)	a	1.75%		01/07/19	29,730,000	29,730,000
ULT GO Bonds Series 2017 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	4,845,000	4,845,000
Fort Bend Cnty
LT Refunding Bonds 2015B (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,790,000	7,790,000
Grand Parkway Transportation Corp
Sub Tier Toll RB Series 2013B (LIQ: ROYAL BANK OF CANADA)	b,c	1.76%		01/07/19	11,000,000	11,000,000
Sub Tier Toll RB Series 2013B (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.74%		01/07/19	35,600,000	35,600,000
Sub Tier Toll RB Series 2018A (LIQ: BANK OF AMERICA NA)	b,c	1.75%		01/07/19	19,765,000	19,765,000
Gulf Coast IDA
RB (ExxonMobil) Series 2012	a	1.56%		01/02/19	8,365,000	8,365,000
Gulf Coast Waste Disposal Auth
RB (ExxonMobil) Series 2000	a	1.64%		01/02/19	23,220,000	23,220,000
RB (ExxonMobil) Series 2001B	a	1.64%		01/02/19	18,600,000	18,600,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (ExxonMobil) Series 2002	a	1.70%		01/02/19	23,590,000	23,590,000
Solid Waste Disposal RB (Waste Management) Series 2004A (LOC: JPMORGAN CHASE BANK NA)	a	1.77%		01/07/19	32,700,000	32,700,000
Hale Cnty IDC
Economic Development RB (Silverado TX) Series 2008 (LOC: COOPERATIEVE RABOBANK UA)	a	1.82%		01/07/19	5,400,000	5,400,000
IDRB (Struikmans Ramona) Series 2003 (LOC: COOPERATIEVE RABOBANK UA)	a	1.82%		01/07/19	3,000,000	3,000,000
IDRB (White River Ranch) Series 2004 (LOC: FARM CREDIT BANK OF TEXAS)	a	1.85%		01/07/19	4,000,000	4,000,000
Hariris Cnty IDC - ExxonMobil
Pollution Control RB (Exxon Mobil) Series 1984A	a	1.66%		01/02/19	4,700,000	4,700,000
Harris Cnty
Refunding RB Series 2015A (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	8,785,000	8,785,000
Toll Road Sr Lien Refunding RB Series 2012B (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	17,635,000	17,635,000
Toll Road Sr Lien Refunding RB Series 2018A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.76%		01/07/19	3,905,000	3,905,000
Harris Cnty Health Facilities Development Corp
RB (Methodist Hospital) Series 2008A2	a	1.72%		01/02/19	4,885,000	4,885,000
Harris Cnty Housing Finance Corp
M/F Housing RB (Baypointe Apts) Series 2006 (LOC: CITIBANK NA)	a	1.75%		01/07/19	11,035,000	11,035,000
M/F Housing RB (Village At Cornerstone Apts) Series 2004 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	6,715,000	6,715,000
Hays Consolidated ISD
ULT GO Bonds Series 2017 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	4,640,000	4,640,000
Houston
Public Improvement Refunding Bonds Series 2016A (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Water & Sewer System Jr Lien Refunding RB Series 2001B (ESCROW) (LIQ: BANK OF AMERICA NA)	b,c	1.75%		01/07/19	7,000,000	7,000,000
Houston ISD
LT GO Refunding Bonds Series 2017 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	11,250,000	11,250,000
Hurst-Euless-Bedford ISD
ULT GO Refunding Bonds Series 2006 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: STATE STREET BANK AND TRUST COMPANY)	b,c	1.75%		01/07/19	10,055,000	10,055,000
Hutto ISD
ULT GO Refunding Bonds Series 2015A (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
Joshua ISD
ULT GO Bonds 2015 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,405,000	6,405,000
Lamar Consolidated ISD
ULT Schoolhouse Refunding Bonds Series 2015 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics) Series 1990 (LOC: BANK OF AMERICA NA)	a	1.85%		01/07/19	13,600,000	13,600,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Leander ISD
ULT Refunding Bonds Series 2015A (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,000,000	7,000,000
Lower Neches Valley Auth
Exempt Facilities Refunding RB (ExxonMobil) Series 2001B	a	1.64%		01/02/19	87,055,000	87,055,000
Lower Neches Valley Auth Industrial Development Corp
Exempt Facilities Refunding RB (ExxonMobil) Series 2001A	a	1.60%		01/02/19	10,480,000	10,480,000
RB (ExxonMobil) Series 2010	a	1.64%		01/02/19	9,180,000	9,180,000
Mesquite ISD
ULT GO Bonds Series 2000 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: JPMORGAN CHASE BANK NA)	a	1.75%		01/07/19	6,575,000	6,575,000
Montgomery ISD
ULT GO Refunding Bonds Series 2015 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,500,000	4,500,000
Muleshoe Economic Development Corp
IDRB (John Lyle & Grace Ajean) Series 2005 (LOC: COOPERATIEVE RABOBANK UA)	a	1.82%		01/07/19	3,825,000	3,825,000
New Hope Cultural Educational Facilities Corp
Hospital RB (Childrens Health System of Texas) Series 2017A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,140,000	4,140,000
North Central Texas Health Facilities Development Corp
RB (Children’s Medical Center of Dallas) Series 2009 (ESCROW) (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.75%		01/07/19	18,500,000	18,500,000
North Texas Municipal Water District
Water System Refunding RB Series 2016 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.74%		01/02/19	51,440,000	51,440,000
North Texas Tollway Auth
System RB Series 2011A (ESCROW) (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	18,895,000	18,895,000
Panhandle Regional Housing Financial Corp
M/F Housing RB (Jason Ave Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	13,785,000	13,785,000
Parker Cnty
ULT Road Bonds Series 2017 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,990,000	7,990,000
Pflugerville ISD
ULT GO Bonds Series 2014 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	2,500,000	2,500,000
Port Arthur Navigation District IDC
Exempt Facilities RB (Total USA) Series 2010A	a	1.75%		01/07/19	57,565,000	57,565,000
Exempt Facilities RB (Total USA) Series 2011	a	1.75%		01/07/19	40,000,000	40,000,000
Exempt Facilities RB (Total USA) Series 2012	a	1.75%		01/07/19	89,200,000	89,200,000
Exempt Facilities RB (Total USA) Series 2012A	a	1.75%		01/07/19	64,200,000	64,200,000
Exempt Facilities RB (Total USA) Series 2012B	a	1.75%		01/07/19	20,000,000	20,000,000
Port of Port Arthur Navigation District
Exempt Facilities RB (Total Petrochemicals USA) Series 2009	a	1.75%		01/07/19	20,000,000	20,000,000
Exempt Facilities RB (Total Petrochemicals USA) Series 2010	a	1.75%		01/07/19	16,900,000	16,900,000
RB (ATOFINA Petrochemicals) Series 2002B	a	1.79%		01/07/19	10,000,000	10,000,000
RB (ATOFINA Petrochemicals) Series 2003B	a	1.80%		01/07/19	10,000,000	10,000,000
RB (BASF Corp) Series 1998	a	1.77%		01/07/19	15,200,000	15,200,000
RB (BASF Corp) Series 2002A	a	1.80%		01/07/19	15,000,000	15,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (BASF Corp) Series 2003A	a	1.80%		01/07/19	15,000,000	15,000,000
RB (TOTAL Petrochemicals USA) Series 2008	a	1.80%		01/07/19	50,000,000	50,000,000
Princeton ISD
ULT GO Bonds Series 2015 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
San Antonio
Electric & Gas Systems Jr Lien RB Series 2013 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	26,625,000	26,625,000
Electric & Gas Systems RB Series 2013 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,000,000	5,000,000
Water System Jr Lien Refunding & RB Series 2016C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/21/19	8,055,000	8,055,000
San Antonio Public Facilities Corp
Improvement and Refunding Lease RB Series 2012 (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	18,535,000	18,535,000
Lease & Refunding RB Series 2012 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	10,705,000	10,705,000
Southeast Housing Finance Corp
M/F Housing RB (Mansions at Moses Lake Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	10,700,000	10,700,000
M/F Housing RB (Piedmont Apts) Series 2006 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	12,435,000	12,435,000
Spring Branch ISD
ULT GO Bonds Series 2018 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,090,000	3,090,000
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Methodist Hospitals of Dallas) Series 2008B (LOC: TD BANK NA)	a	1.67%		01/02/19	5,000,000	5,000,000
RB (Texas Health Resources) Series 2008B	a	1.79%		01/07/19	1,460,000	1,460,000
RB (Texas Health Resources) Series 2008C	a	1.66%		01/07/19	1,670,000	1,670,000
RB (Texas Health Resources) Series 2016A (LIQ: CREDIT SUISSE AG)	b,c	1.75%		01/07/19	4,585,000	4,585,000
RB (Texas Health Resources) Series 2016A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	11,250,000	11,250,000
RB (Texas Health Resources) Series 2017A	a	1.67%		01/07/19	1,700,000	1,700,000
Texas
GO Bonds Series 2009C1 (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
GO Bonds Series 2015B (LIQ: FEDERAL HOME LOAN BANKS)	a	1.80%		01/07/19	39,825,000	39,825,000
GO Bonds Series 2015D (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,500,000	4,500,000
GO Bonds Series 2016 (LIQ: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.74%		01/07/19	74,640,000	74,640,000
GO Bonds Series 2018 (LIQ: FEDERAL HOME LOAN BANKS)	a	1.72%		01/07/19	30,345,000	30,345,000
GO Series 2008B (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.70%		01/07/19	700,000	700,000
Texas Dept of Housing & Community Affairs
M/F Housing RB (Atascocita Pines Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	10,290,000	10,290,000
M/F Housing RB (Costa Ibiza Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	12,520,000	12,520,000
M/F Housing RB (Creek Point Apts) Series 2000 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.76%		01/07/19	4,860,000	4,860,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
M/F Housing RB (Lancaster Apts) Series 2007 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	12,680,000	12,680,000
M/F Housing RB (Tower Ridge Apts) Series 2005 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.83%		01/07/19	15,000,000	15,000,000
M/F Housing RB (West Oaks Sr Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	11,675,000	11,675,000
M/F Housing RB (Woodmont Apts) Series 2009 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	13,850,000	13,850,000
M/F Housing Refunding RB (Addison Park Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.83%		01/07/19	12,095,000	12,095,000
M/F Housing Refunding RB (Alta Cullen Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	11,500,000	11,500,000
S/F Mortgage RB Series 2007A (LIQ: TEXAS (STATE OF))	a	1.80%		01/07/19	22,240,000	22,240,000
S/F Mortgage Refunding RB Bonds Series 2004B (LIQ: TEXAS (STATE OF))	a	1.80%		01/07/19	12,200,000	12,200,000
S/F Mortgage Refunding RB Series 2005A (LIQ: TEXAS (STATE OF))	a	1.80%		01/07/19	17,050,000	17,050,000
Texas State Univ System
Refunding RB Series 2014 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	3,750,000	3,750,000
Texas Transportation Commission
GO Refunding Bonds Series 2014 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
State Highway Fund 1st Tier RB Series 2014B1 (LIQ: SUMITOMO MITSUI BANKING CORPORATION)	a	1.79%		01/07/19	2,300,000	2,300,000
State Highway Fund 1st Tier RB Series 2016B (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	8,000,000	8,000,000
State Highway Fund 1st Tier Refunding RB Series 2014A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	16,000,000	16,000,000
Univ of Texas
Permanent Univ Fund Bonds Series 2008A (LIQ: UNIVERSITY OF TEXAS SYSTEM)	a	1.66%		01/07/19	40,720,000	40,720,000
Permanent Univ Fund Bonds Series 2008A (LIQ: UNIVERSITY OF TEXAS SYSTEM)	a	1.66%		01/07/19	18,830,000	18,830,000
RB Series 2008B	a	1.70%		01/07/19	5,530,000	5,530,000
Revenue Financing RB Series 2008B	a	1.66%		01/07/19	28,460,000	28,460,000
Revenue Financing System Bonds Series 2012B (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	7,300,000	7,300,000
Veterans Housing Assistance Program
GO Bonds Fund II Series 2002A2 (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.78%		01/07/19	5,715,000	5,715,000
GO Bonds Fund II Series 2003A (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.78%		01/07/19	10,720,000	10,720,000
GO Bonds Fund II Series 2006A (LIQ: STATE STREET BANK AND TRUST COMPANY)	a	1.78%		01/07/19	26,325,000	26,325,000
Whitehouse ISD
ULT GO Bonds Series 2017 (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,750,000	4,750,000
Williamson Cnty
ULT Road Bonds Series 2015 (LOC: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,000,000	4,000,000
						2,261,740,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Utah 1.0%
Logan City
IDRB (Scientific Technology) Series 2001 (LOC: BANK OF THE WEST)	a	1.83%		01/07/19	1,050,000	1,050,000
Murray
Hospital RB (IHC Health Services) Series 2003A	a	1.76%		01/07/19	58,075,000	58,075,000
Hospital RB (IHC Health Services) Series 2003B	a	1.76%		01/07/19	14,330,000	14,330,000
Hospital RB (IHC Health Services) Series 2003D	a	1.68%		01/02/19	5,820,000	5,820,000
Utah Cnty
Hospital RB (IHC Health Services) Series 2016C (LIQ: BMO HARRIS BANK NA)	a	1.67%		01/07/19	900,000	900,000
Hospital RB (IHC Health Services) Series 2016E (LIQ: JPMORGAN CHASE BANK NA)	a	1.80%		01/07/19	4,600,000	4,600,000
Utah Housing Corp
M/F Housing RB (Tanglewood Apts) Series 2004A (LOC: CITIBANK NA)	a	1.75%		01/07/19	8,570,000	8,570,000
M/F Housing RB (Timbergate Apts) Series 2009A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	6,250,000	6,250,000
Utah Water Finance Agency
RB Series 2008B-1 (LIQ: JPMORGAN CHASE BANK NA)	a	1.75%		01/07/19	53,625,000	53,625,000
RB Series 2016B2 (LIQ: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	a	1.75%		01/07/19	29,655,000	29,655,000
						182,875,000
Virginia 1.0%
Albemarle Cnty Economic Development Auth
Hospital Facilities Refunding RB (Sentara Health) Series 2018A (LIQ: TD BANK NA)	a	1.69%		01/07/19	27,785,000	27,785,000
Alexandria
GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	4,795,000	4,795,000
Fairfax Cnty Economic Development Auth
Project RB (Metrorail Parking System) Series 2017 (LIQ: BANK OF AMERICA NA)	b,c	1.73%		01/07/19	7,500,000	7,500,000
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2012D (LIQ: CREDIT SUISSE AG)	b,c	1.74%		01/07/19	3,080,000	3,080,000
Fairfax Cnty Water Auth
Water Refunding RB Series 2017 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	7,500,000	7,500,000
Harrisonburg Redevelopment & Housing Auth
M/F Housing RB (Woodman West Apts) Series 2008 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	1,400,000	1,400,000
King George Cnty IDA
Solid Waste Disposal Facility RB (Garnet) Series 1996 (LOC: JPMORGAN CHASE BANK NA)	a	1.77%		01/07/19	3,700,000	3,700,000
Loudoun Cnty
GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	3,720,000	3,720,000
Loudoun Cnty IDA
RB (Howard Hughes Medical) Series 2003B	a	1.70%		01/07/19	3,275,000	3,275,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Lynchburg Economic Development Auth
Hospital Refunding RB (Centra Health) Series 2017B (LOC: BRANCH BANKING AND TRUST COMPANY)	a	1.65%		01/02/19	1,550,000	1,550,000
Metropolitan Washington Airports Auth
Airport System Refunding RB Series 2010C1 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.71%		01/07/19	50,000,000	50,000,000
Airport System Refunding RB Series 2011A2 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	a	1.74%		01/07/19	5,605,000	5,605,000
Airport System Refunding RB Series 2012A (LIQ: BARCLAYS BANK PLC)	b,c	1.77%		01/07/19	7,500,000	7,500,000
Airport System Refunding RB Series 2017A (LIQ: CITIBANK NA)	b,c	1.77%		01/07/19	2,500,000	2,500,000
Norfolk
Water Refunding RB Series 2017 (LIQ: MORGAN STANLEY BANK NA)	b,c	1.73%		01/07/19	7,500,000	7,500,000
Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Health) Series 2016A	a	1.68%		01/07/19	15,015,000	15,015,000
Hospital Facilities Refunding RB (Sentara Health) Series 2016B	a	1.67%		01/07/19	750,000	750,000
Suffolk
GO Refunding Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/24/19	4,600,000	4,600,000
Sussex Cnty IDA
Solid Waste Disposal RB (Waste Management) Series 2002A (LOC: JPMORGAN CHASE BANK NA)	a	1.75%		01/07/19	10,000,000	10,000,000
Univ of Virginia
General RB Series 2018B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	5,625,000	5,625,000
General Refunding RB Series 2017B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/28/19	5,300,000	5,300,000
						178,700,000
Washington 3.8%
Central Puget Sound Regional Transit Auth
Sales Tax & Motor Vehicle Excise Tax Bonds Series 2016S1 (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	2,665,000	2,665,000
Franklin Pierce SD #402
ULT GO Bonds Series 2016 (GTY: WASHINGTON (STATE OF)) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,430,000	6,430,000
Highline SD #401
ULT GO Bonds Series 2017 (GTY: WASHINGTON (STATE OF)) (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/24/19	5,795,000	5,795,000
ULT GO Refunding Bonds Series 2015 (GTY: WASHINGTON (STATE OF)) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	2,250,000	2,250,000
King Cnty
LT GO Bonds Series 2009 (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.75%		01/07/19	5,000,000	5,000,000
Sewer Refunding RB Series 2011B (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	11,680,000	11,680,000
Sewer Refunding RB Series 2011B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	14,945,000	14,945,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
King Cnty Housing Auth
RB (Auburn Court Apts) Series 1997 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	10,345,000	10,345,000
RB (Greenbridge Redevelopment-Salmon Creek Apts) Series 2007 (LOC: BANK OF AMERICA NA)	a	1.80%		01/07/19	3,820,000	3,820,000
RB (Overlake Tod) Series 2000B (LOC: BANK OF AMERICA NA)	a	1.81%		01/07/19	6,475,000	6,475,000
King Cnty SD #410
ULT GO Refunding Bonds Series 2018 (GTY: WASHINGTON (STATE OF)) (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	9,500,000	9,500,000
Metropolitan Washington Airports Auth
Airport System Refunding RB Series 2018A (LIQ: BANK OF AMERICA NA)	b,c	1.81%		01/07/19	2,000,000	2,000,000
Port Bellingham IDA
IDRB (Hempler Foods) Series 2006 (LOC: BANK OF MONTREAL)	a	1.75%		01/07/19	6,125,000	6,125,000
Port of Seattle
1st Lien Refunding RB Series 2016B (LIQ: TORONTO-DOMINION BANK/THE)	b,c	1.80%		01/07/19	3,600,000	3,600,000
RB (Crowley Marine Services) Series 2001 (LOC: DNB BANK ASA)	a	1.79%		01/07/19	8,700,000	8,700,000
Sub Lien Refunding RB Series 2008 (LOC: MUFG BANK LTD)	a	1.71%		01/07/19	112,415,000	112,415,000
Seattle
Drainage and Wastewater System Refunding RB 2017 (LIQ: US BANK NATIONAL ASSOCIATION)	b,c	1.74%		01/02/19	17,350,000	17,350,000
Light & Power RB Series 2015A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	02/28/19	5,955,000	5,955,000
Light & Power RB Series 2018A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
Light & Power RB Series 2018A (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	9,840,000	9,840,000
Light & Power Refunding RB Series 2017C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	03/28/19	10,300,000	10,300,000
LT GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	b	1.86%	01/03/19	01/10/19	4,000,000	4,000,000
Water System Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	b	1.84%	01/03/19	01/24/19	7,770,000	7,770,000
Snohomish Cnty Housing Auth
RB (Olympic View & Sound View Apts) Series 2007 (LOC: BANK OF AMERICA NA)	a	1.81%		01/07/19	4,785,000	4,785,000
Washington
GO Bonds Series 2003C (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	9,265,000	9,265,000
GO Bonds Series 2009E (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	16,665,000	16,665,000
GO Bonds Series 2014A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	4,965,000	4,965,000
GO Bonds Series 2014D (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,700,000	4,700,000
GO Bonds Series 2017D (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	11,250,000	11,250,000
GO Bonds Series 2019T (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	4,990,000	4,990,000
GO Refunding Bonds Series R-2013C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	7,500,000	7,500,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Washington Economic Development Finance Auth
Solid Waste Disposal RB (Waste Management) Series 2000C (LOC: BANK OF AMERICA NA)	a	1.79%		01/07/19	22,000,000	22,000,000
Solid Waste Disposal RB (Waste Management) Series 2002D (LOC: JPMORGAN CHASE BANK NA)	a	1.77%		01/07/19	20,000,000	20,000,000
Washington Health Care Facilities Auth
RB (MultiCare Health System) Series 2009A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	8,110,000	8,110,000
RB (MultiCare Health System) Series 2015B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	3,540,000	3,540,000
RB (Providence Health & Services) Series 2010A (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	10,180,000	10,180,000
RB (Providence Health & Services) Series 2012C (LIQ: US BANK NATIONAL ASSOCIATION)	a	1.74%		01/07/19	4,985,000	4,985,000
RB (Providence Health & Services) Series 2014C&2014D (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	9,285,000	9,285,000
RB (Providence Health & Services) Series 2014D (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,665,000	6,665,000
RB (Providence Heath & Services) Series 2014C (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	7,485,000	7,485,000
RB (Seattle Children’s Hospital) Series 2010A (LIQ: BANK OF AMERICA NA)	b,c	1.74%		01/07/19	8,155,000	8,155,000
RB (Seattle Children’s Hospital) Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	6,545,000	6,545,000
Refunding RB (Seattle Children’s Hospital) Series 2015A&B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	9,375,000	9,375,000
Refunding RB (Seattle Children’s Hospital) Series 2015B (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	18,860,000	18,860,000
Washington State Housing Finance Commission
M/F Housing RB (Ballinger Court Sr Apts) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	4,640,000	4,640,000
M/F Housing RB (Brittany Park Phase II) Series 1998A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	3,275,000	3,275,000
M/F Housing RB (Brittany Park) Series 1996A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	8,475,000	8,475,000
M/F Housing RB (Clark Island) Series 2007 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	5,560,000	5,560,000
M/F Housing RB (Eagle’s Landing Apts) Series 2006A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.78%		01/07/19	12,730,000	12,730,000
M/F Housing RB (Highlander Apts) Series 2004A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.77%		01/07/19	7,000,000	7,000,000
M/F Housing RB (Kitts Corner Apts) Series 2014 (LOC: FEDERAL HOME LOAN BANKS)	a	1.72%		01/07/19	1,125,000	1,125,000
M/F Housing RB (Lakewood Meadows Apts) Series 2000A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	6,280,000	6,280,000
M/F Housing RB (Merrill Gardens at Tacoma) Series 2006A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	17,640,000	17,640,000
M/F Housing RB (Parkview Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.78%		01/07/19	3,060,000	3,060,000
M/F Housing RB (Rainier Court Apts) Series 2003A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	12,750,000	12,750,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
M/F Housing RB (Redmond Ridge Apts) Series 2017 (LOC: FEDERAL HOME LOAN BANKS)	a	1.72%		01/07/19	10,945,000	10,945,000
M/F Housing RB (Seasons Apts) Series 2006 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.75%		01/07/19	20,565,000	20,565,000
M/F Housing RB (Urban Center Apts) Series 2012 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.70%		01/07/19	3,005,000	3,005,000
M/F Housing RB (Vintage at Burien Sr Living) Series 2004A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	6,570,000	6,570,000
M/F Housing RB (Vintage at Chehalis Sr Living) Series 2006 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	8,190,000	8,190,000
M/F Housing RB (Woodrose Apts) Series 1999A (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.79%		01/07/19	6,750,000	6,750,000
M/F Housing Refunding RB (Ballard Landmark Inn) Series 2015A (LOC: FEDERAL HOME LOAN BANKS)	a	1.75%		01/07/19	31,590,000	31,590,000
M/F Housing Refunding RB (Lake City Sr Apts) Series 2009 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.70%		01/07/19	15,750,000	15,750,000
M/F Mortgage RB (Meridian Court Apts) Series 1996 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.76%		01/07/19	6,485,000	6,485,000
M/F Mortgage RB (Wandering Creek) Series 1995 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	a	1.75%		01/07/19	5,300,000	5,300,000
						669,950,000
West Virginia 0.7%
Cabell Cnty
University Facilities RB (Provident Group) Series 2010A (LOC: BANK OF AMERICA NA)	a	1.83%		01/07/19	72,355,000	72,355,000
Putnam Cnty Commission
Solid Waste Disposal RB (Toyota Motor Manufacturing) Series 1998A	a	1.77%		01/07/19	40,000,000	40,000,000
West Virginia Economic Development Auth
RB (Collins Hardwood) Series 2005 (LOC: COBANK ACB)	a	1.82%		01/07/19	4,000,000	4,000,000
						116,355,000
Wisconsin 1.4%
Ascension Health Alliance
RB Series 2016A (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	3,300,000	3,300,000
Oconomowoc Community Development Auth
M/F Housing RB Series 2004 (LOC: FEDERAL NATIONAL MORTGAGE ASSOCIATION)	a	1.77%		01/07/19	4,430,000	4,430,000
Red Cedar
IDRB (Fairmount Minerals) Series 2007 (LOC: PNC BANK NATIONAL ASSOCIATION)	a	1.75%		01/07/19	10,000,000	10,000,000
Wisconsin
Appropriation Bonds Series 2009A (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	12,500,000	12,500,000
GO Bonds Series 2018B (LIQ: BARCLAYS BANK PLC)	b,c	1.74%		01/07/19	11,165,000	11,165,000
Wisconsin Health & Educational Facilities Auth
RB (Ascension Health) Series 2012D (LIQ: CITIBANK NA)	b,c	1.74%		01/07/19	6,000,000	6,000,000
RB (Ascension Sr Credit Group) Series 2016A (LIQ: MORGAN STANLEY BANK NA)	b,c	1.74%		01/07/19	6,865,000	6,865,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
RB (Children’s Hospital of Wisconsin) Series 2008B (ESCROW) (LIQ: BARCLAYS BANK PLC)	b,c	1.75%		01/07/19	6,620,000	6,620,000
RB (Children’s Hospital of Wisconsin) Series 2017 (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,125,000	5,125,000
RB (Childrens Hospital of Wisconsin) Series 2017 (LIQ: CREDIT SUISSE AG)	b,c	1.76%		01/07/19	2,000,000	2,000,000
RB (Froedtert & Community Health) Series 2009C (ESCROW) (LIQ: BANK OF AMERICA NA)	b,c	1.76%		01/07/19	15,785,000	15,785,000
RB (Froedtert & Community Health) Series 2009C (LIQ: JPMORGAN CHASE BANK NA)	b,c	1.74%		01/07/19	14,200,000	14,200,000
RB (Froedtert Health) Series 2012A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	5,275,000	5,275,000
RB (Marshfield Clinic Health) Series 2018A (LOC: BARCLAYS BANK PLC)	a	1.70%		01/02/19	30,000,000	30,000,000
RB (Marshfield Clinic Health) Series 2018B (LOC: BARCLAYS BANK PLC)	a	1.70%		01/07/19	36,500,000	36,500,000
RB (Mequon Jewish Campus) Series 2003 (LOC: JPMORGAN CHASE BANK NA)	a	1.75%		01/07/19	10,000,000	10,000,000
RB (Univ of Wisconsin Medical Fdn) Series 2000 (LOC: JPMORGAN CHASE BANK NA)	a	1.78%		01/07/19	4,165,000	4,165,000
Wisconsin Housing & Economic Development Auth
Home Ownership RB Series 2003B (LIQ: FEDERAL HOME LOAN BANKS)	a	1.85%		01/07/19	12,755,000	12,755,000
Housing RB Series 2008A (LIQ: JPMORGAN CHASE BANK NA)	a	1.85%		01/07/19	4,600,000	4,600,000
Housing RB Series 2008G (LIQ: JPMORGAN CHASE BANK NA)	a	1.85%		01/07/19	9,740,000	9,740,000
Housing RB Series 2012B (LIQ: FEDERAL HOME LOAN BANKS)	a	1.71%		01/07/19	1,405,000	1,405,000
Housing RB Series 2018A (LIQ: WELLS FARGO BANK NA)	b,c	1.74%		01/07/19	4,500,000	4,500,000
Hsg RB Series 2018A (LIQ: ROYAL BANK OF CANADA)	b,c	1.74%		01/07/19	4,690,000	4,690,000
M/F Housing Bonds Series 2007A (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	6,590,000	6,590,000
M/F Housing Bonds Series 2007C (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	5,790,000	5,790,000
M/F Housing Bonds Series 2008A (LIQ: FEDERAL HOME LOAN BANKS)	a	1.71%		01/07/19	3,765,000	3,765,000
						237,765,000
Wyoming 0.7%
Lincoln Cnty
Pollution Control Refunding RB (ExxonMobil) Series 2014	a	1.70%		01/02/19	45,700,000	45,700,000
Sublette Cnty
Pollution Control Refunding RB (Exxon Mobil) Series 2014	a	1.70%		01/02/19	22,500,000	22,500,000
Refunding RB (ExxonMobil) Series 2014	a	1.66%		01/02/19	5,175,000	5,175,000
Sweetwater Cnty
RB (Simplot Phosphates) Series 2007 (LOC: COOPERATIEVE RABOBANK UA)	a	1.83%		01/07/19	32,700,000	32,700,000
Wyoming Community Development Auth
Housing RB 2007 Series 11 (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	5,200,000	5,200,000
Housing RB 2007 Series 6 (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	5,340,000	5,340,000
Housing RB 2007 Series 8 (LIQ: FEDERAL HOME LOAN BANKS)	a	1.74%		01/07/19	8,425,000	8,425,000
						125,040,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Other Investments 2.2%
Nuveen AMT-Free Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 4 (LOC: BARCLAYS BANK PLC)	a,b	1.80%		01/07/19	45,700,000	45,700,000
Nuveen Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: BARCLAYS BANK PLC)	a,b	1.86%		01/07/19	43,100,000	43,100,000
Variable Rate Demand Preferred Shares Series 2 (LOC: BARCLAYS BANK PLC)	a,b	1.86%		01/07/19	150,100,000	150,100,000
Variable Rate Demand Preferred Shares Series 3 (LOC: BARCLAYS BANK PLC)	a,b	1.86%		01/07/19	41,500,000	41,500,000
Western Asset Intermediate Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: CITIBANK NA)	a,b	1.86%		01/07/19	24,200,000	24,200,000
Western Asset Managed Municipals Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: CITIBANK NA)	a,b	1.86%		01/07/19	71,000,000	71,000,000
Western Asset Municipal Partners Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: CITIBANK NA)	a,b	1.86%		01/07/19	12,600,000	12,600,000
						388,200,000
Total Variable-Rate Municipal Securities
(Cost $14,418,535,745)						14,418,535,745
a	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,188,526,522 or 29.6% of net assets.
c	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDB —	Industrial development bond
IDC —	Industrial development corporation
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
LT —	Limited tax
M/F —	Multi-family
PFC —	Passenger facility charge
RB —	Revenue bond
SCH DIST —	School district
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
TAN —	Tax anticipation note
TOB —	Tender option bond
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$17,396,338,822
Cash		103,664
Receivables:
Fund shares sold		231,686,858
Interest		51,896,658
Prepaid expenses	+	345,393
Total assets		17,680,371,395
Liabilities
Payables:
Investments bought		79,144,140
Investment adviser and administrator fees		2,429,860
Shareholder service fees		150,717
Independent trustees’ fees		2,322
Fund shares redeemed		81,782,218
Distributions to shareholders		7,037,024
Accrued expenses	+	471,294
Total liabilities		171,017,575
Net Assets
Total assets		17,680,371,395
Total liabilities	–	171,017,575
Net assets		$17,509,353,820
Net Assets by Source
Capital received from investors		17,510,191,550
Total distributable loss[1]		(837,730)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$2,026,539,353		2,026,184,535		$1.00
Investor Shares	$2,735,115,825		2,734,638,657		$1.00
Ultra Shares	$12,747,698,642		12,745,490,384		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab Municipal Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$224,461,189
Expenses
Investment adviser and administrator fees		48,100,730
Shareholder service fees:
Sweep Shares		10,607,258
Investor Shares		2,654,106
Registration fees		783,621
Portfolio accounting fees		374,807
Custodian fees		236,130
Transfer agent fees		129,481
Shareholder reports		122,527
Professional fees		87,761
Independent trustees’ fees		74,850
Interest expense		1,802
Other expenses	+	173,122
Total expenses		63,346,195
Expense reduction by CSIM and its affiliates	–	21,079,891
Net expenses	–	42,266,304
Net investment income		182,194,885
Realized Gains (Losses)
Net realized losses on investments		(210,793)
Increase in net assets resulting from operations		$181,984,092

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Schwab Municipal Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$182,194,885	$62,293,948
Net realized gains (losses)	+	(210,793)	338,006
Increase in net assets from operations		181,984,092	62,631,954
Distributions to Shareholders1
Sweep Shares		(40,776,028)	(32,034,328)
Investor Shares		(20,695,856)	(2,934,293)
Select Shares		—	(3,580,236)
Ultra Shares	+	(120,723,001)	(23,745,091)
Total distributions		($182,194,885)	($62,293,948)
Transactions in Fund Shares*,2
Shares Sold
Sweep Shares		18,603,934,120	24,843,768,226
Investor Shares		4,294,721,919	664,347,149
Select Shares		—	950,354,073
Ultra Shares	+	19,736,098,511	7,388,427,132
Total shares sold		42,634,754,550	33,846,896,580
Shares Reinvested
Sweep Shares		40,776,014	32,006,939
Investor Shares		14,817,889	2,328,183
Select Shares		—	2,763,195
Ultra Shares	+	91,845,090	18,397,973
Total shares reinvested		147,438,993	55,496,290
Shares Redeemed
Sweep Shares		(25,879,632,790)	(25,353,120,127)
Investor Shares		(2,396,754,227)	(363,981,445)
Select Shares		—	(1,469,283,822)
Ultra Shares	+	(12,913,734,598)	(3,594,714,417)
Total shares redeemed		(41,190,121,615)	(30,781,099,811)
Net transactions in fund shares		1,592,071,928	3,121,293,059
Net Assets
Beginning of period		15,917,492,685	12,795,861,620
Total increase	+	1,591,861,135	3,121,631,065
End of period		$17,509,353,820	$15,917,492,685
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Sweep Share class, Investor Share class, Select Share class and Ultra Share class of the fund distributed to shareholders $32,034,328, $2,934,293, $3,580,236 and $23,745,091 from net investment income, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	Effective November 17, 2017, all outstanding Select Shares valued at $866,342,800 merged with Ultra Shares.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Financial Statements
Financial Highlights
Sweep Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	(0.00) [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01) [3]	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	(0.00) [2]	—	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.98% [3]	0.29%	0.04%	0.02%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.57%	0.60% [4]	0.40% [5]	0.08% [5]	0.09% [5]
Gross operating expenses	0.61%	0.67%	0.70%	0.70%	0.70%
Net investment income (loss)	0.85%	0.28%	0.04%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$754	$2,301	$2,905	$3,731	$3,690

Investor Shares	1/1/18– 12/31/18	1/1/17– 12/31/17[6]	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	(0.00) [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01) [3]	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	(0.00) [2]	—	(0.00) [2]	(0.00) [2]
Total distributions	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.20% [3]	0.48%	0.12%	0.02%	0.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.42% [4]	0.34% [5]	0.08% [5]	0.09% [5]
Gross operating expenses	0.51%	0.55%	0.57%	0.57%	0.57%
Net investment income (loss)	1.14%	0.48%	0.13%	0.01%	0.01%
Net assets, end of period (x 1,000,000)	$1,128	$632	$519	$403	$468
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
These amounts include a non-recurring special distribution. The effect on the distributions from net investment income was less than $0.005 and the effect on the total return was 0.07%.
4
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
5
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
6
Effective October 3, 2017, the share class name of Value Advantage Shares was changed to Investor Shares.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Municipal Securities 18.4% of net assets
Alabama 0.8%
Huntsville Healthcare Auth
CP		1.76%		01/04/19	15,000,000	15,000,000
Alaska 0.0%
Alaska Housing Finance Corp
RB Series 2015C		5.00%		06/01/19	500,000	506,074
California 0.8%
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2009B2		1.92%		04/02/19	8,000,000	8,000,000
RB (Kaiser Permanente) Series 2009B3		1.92%		04/02/19	7,500,000	7,500,000
						15,500,000
Connecticut 0.2%
Connecticut HFA
Housing Mortgage Finance Bonds Series 2018E3		2.15%		11/15/19	3,390,000	3,390,000
Delaware 1.2%
Delaware Health Facilities Auth
RB (Christiana Care Health Services) Series 2010C		1.83%		01/04/19	22,430,000	22,430,000
District of Columbia 0.7%
District of Columbia Water & Sewer Auth
Extendible CP Series A		1.85%	03/08/19	09/06/19	13,000,000	13,000,000
Georgia 0.1%
Atlanta Airport
2nd Lien PFC & 3rd Lien General Revenue CP Series D (LOC: BANK OF AMERICA NA)		1.86%		03/04/19	1,161,000	1,161,000
Hawaii 0.1%
Honolulu
GO CP Series B2 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.80%		01/31/19	2,200,000	2,200,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Idaho 0.2%
Idaho
TAN 2018		4.00%		06/28/19	3,025,000	3,057,218
Illinois 0.5%
Illinois Finance Auth
Pooled Program CP (LOC: NORTHERN TRUST COMPANY (THE))		1.78%		01/04/19	8,950,000	8,950,000
Louisiana 0.3%
Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB Series 1984B (LOC: WELLS FARGO BANK NA)		1.80%		03/15/19	5,000,000	5,000,000
Maryland 0.3%
Washington Suburban Sanitary District
Consolidated Bonds 2010A		4.00%		06/01/19	6,040,000	6,095,647
Massachusetts 1.3%
Massachusetts Health & Educational Facilities Auth
Revenue Notes (Harvard Univ) Series EE		1.74%		01/17/19	25,000,000	25,000,000
Michigan 0.4%
Michigan Finance Auth
Hospital RB (CHE Trinity Health) Series 2013MI1		1.81%		03/01/19	7,000,000	7,000,000
Hospital Refunding RB (Acension Health) Series 2016E1		1.10%		08/15/19	500,000	496,948
						7,496,948
New Jersey 0.4%
Hudson Cnty
BAN 2018		4.00%		12/10/19	3,925,000	4,000,624
Hudson Cnty Improvement Auth
Cnty-Guaranteed Pooled Notes Series 2018C1		3.00%		10/03/19	4,536,000	4,569,018
						8,569,642
New York 3.1%
East Islip UFSD
TAN 2018		3.00%		06/28/19	7,000,000	7,034,196
Middletown
BAN 2018A		3.50%		08/28/19	6,558,644	6,627,497
New York State Power Auth
CP Series 1&2		1.75%		01/03/19	27,065,000	27,065,000
CP Series 1&2		1.77%		01/10/19	8,504,000	8,504,000
South Huntington UFSD
TAN 2018-2019		3.00%		06/27/19	9,500,000	9,546,150
						58,776,843
Ohio 0.7%
Franklin Cnty
RB (Trinity Health) Series 2013-OH		1.80%		02/01/19	7,500,000	7,500,000
Ohio Higher Educational Facility Commission
Hospital Refunding RB (Cleveland Clinic Health System) Series 2011A		5.00%		01/01/19	240,000	240,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Port of Greater Cincinnati Development Auth
Special Obligation Development RB (Springdale) Series 2006 (LOC: US BANK NATIONAL ASSOCIATION)		1.80%		02/01/19	6,480,000	6,480,000
						14,220,000
Pennsylvania 1.2%
Butler Cnty Hospital Auth
Hospital RB (Butler Health) Series 2009B (ESCROW)		7.13%		07/01/19	6,600,000	6,773,188
Pennsylvania State Univ
Refunding RB Series 2009B		1.73%		06/01/19	15,835,000	15,835,000
						22,608,188
Texas 5.5%
Barbers Hill ISD
ULT GO Bonds Series 2012 (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		5.00%		02/15/19	1,335,000	1,340,102
Conroe ISD
ULT GO Refunding Bonds Series 2014A (GTY: TEXAS PERMANENT SCHOOL FUND PROG)		4.00%		02/15/19	2,000,000	2,005,245
Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		1.81%		01/24/19	23,400,000	23,400,000
Houston
Combined Utility System CP Series B3 (LOC: SUMITOMO MITSUI BANKING CORPORATION)		1.80%		01/10/19	5,500,000	5,500,000
North Texas Tollway Auth
Refunding RB Series 2008K1 (ESCROW)		5.75%		01/02/19	4,150,000	4,150,000
San Antonio
Water System CP Series A (LIQ: JPMORGAN CHASE BANK NA)		1.95%		06/06/19	4,265,000	4,265,000
San Antonio Water System
Water System Jr Lien Refunding & RB Series 2015B		2.00%		05/15/19	430,000	430,012
Texas
TRAN Series 2018		4.00%		08/29/19	55,500,000	56,233,703
Texas A&M Univ
Permanent Univ Fund RB Series 2012A		5.00%		07/01/19	450,000	456,584
Texas State Univ System
Revenue Financing System RB Series R-2015A		5.00%		03/15/19	100,000	100,589
Univ of Texas
CP Notes Series A		1.78%		02/04/19	5,000,000	5,000,000
						102,881,235
Utah 0.5%
Intermountain Power Agency
CP Series B (LIQ: BANK OF AMERICA NA)		1.79%		01/10/19	5,000,000	5,000,000
CP Series B (LIQ: BANK OF AMERICA NA)		1.76%		01/11/19	3,740,000	3,740,000
						8,740,000
Washington 0.1%
Washington
COP Series 2012B		5.00%		07/01/19	100,000	101,543
GO Bonds Series 2012D		5.00%		02/01/19	1,000,000	1,002,618

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
GO Refunding Bonds Series R-2015A		5.00%		07/01/19	100,000	101,458
						1,205,619
Total Fixed-Rate Municipal Securities
(Cost $345,788,414)						345,788,414

Variable-Rate Municipal Securities 80.6% of net assets
Alabama 4.2%
Alabama Special Care Facility Financing Auth
RB (Ascension Health) Series 2016B (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	4,540,000	4,540,000
Birmingham Water Works Board
Sr Water Refunding RB Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	01/17/19	2,435,000	2,435,000
Water RB Series 2011 (LIQ: BARCLAYS BANK PLC)	a,b	1.75%		01/07/19	2,900,000	2,900,000
Mobile Cnty IDA
Gulf Opportunity Zone RB (SSAB Alabama) Series 2010B (LOC: SWEDBANK AB)	c	1.80%		01/07/19	10,000,000	10,000,000
Gulf Opportunity Zone RB (SSAB Alabama) Series 2011 (LOC: NORDEA BANK AB)	c	1.78%		01/07/19	40,000,000	40,000,000
Recovery Zone Facility RB (SSAB Alabama) Series 2010A (LOC: SWEDBANK AB)	c	1.80%		01/07/19	17,540,000	17,540,000
Troy Health Care Auth
Lease RB (Southeast AL Rural Health Assoc) Series 2003 (LOC: FEDERAL HOME LOAN BANKS)	c	1.75%		01/07/19	1,550,000	1,550,000
						78,965,000
Arizona 0.4%
Arizona Health Facilities Auth
RB (Banner Health) Series 2008AD & 2012A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	3,065,000	3,065,000
RB (Banner Health) Series 2015C (LOC: BANK OF AMERICA NA)	c	1.75%		01/02/19	1,325,000	1,325,000
Salt River Project Agricultural Improvement & Power District
Electric System RB Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/01/19	3,120,000	3,120,000
						7,510,000
California 1.3%
California Statewide Communities Development Auth
Gas Supply RB Series 2010B (LOC: ROYAL BANK OF CANADA) (SIFMA Municipal Swap Index + 0.10%)		1.81%	01/03/19	03/01/19	24,005,000	24,005,000
Colorado 2.9%
Broomfield Urban Renewal Auth
Tax Increment RB Series 2005 (LOC: BNP PARIBAS SA)	c	1.75%		01/07/19	15,725,000	15,725,000
Colorado Health Facilities Auth
Hospital RB (Adventist Health System/Sunbelt) Series 2018A (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	6,345,000	6,345,000
RB (Sisters of Charity of Leavenworth Health) Series 2010A (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	5,670,000	5,670,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Denver SD #1
GO Refunding Bonds Series 2005A (LIQ: STATE STREET BANK AND TRUST COMPANY)	a,b	1.75%		01/07/19	7,415,000	7,415,000
Denver Water Board
Water RB Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	03/07/19	1,715,000	1,715,000
Sheridan Redevelopment Agency
Tax Increment Refunding RB (South Santa Fe Drive) Series 2011A1 (LOC: JPMORGAN CHASE BANK NA)	c	1.75%		01/07/19	8,280,000	8,280,000
Univ of Colorado Hospital Auth
Refunding RB Series 2017A (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	8,765,000	8,765,000
						53,915,000
Connecticut 0.9%
Connecticut Development Auth
Refunding RB (Bradley Airport Hotel) Series 2006A (LOC: TD BANK NA)	c	1.76%		01/07/19	9,000,000	9,000,000
Connecticut Health & Educational Facilities Auth
RB (Trinity Health) Series 2016CT (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.75%		01/07/19	3,750,000	3,750,000
Connecticut HFA
Housing Mortgage Finance Bonds Series 2015A (LIQ: BANK OF AMERICA NA)	a,b	1.74%		01/07/19	3,750,000	3,750,000
						16,500,000
Delaware 0.0%
Delaware Health Facilities Auth
RB (Christiana Care Health Services) Series 2008A	c	1.72%		01/02/19	600,000	600,000
District of Columbia 1.3%
District of Columbia
GO Bonds Series 2016D (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	5,000,000	5,000,000
GO Refunding Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	02/28/19	995,000	995,000
Income Tax Secured Refunding RB Series 2012B (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	6,200,000	6,200,000
District of Columbia Water & Sewer Auth
Public Utility RB Series 1998 (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	6,200,000	6,200,000
Public Utility Sub Lien RB Series 2013A (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	6,285,000	6,285,000
						24,680,000
Florida 1.3%
Clearwater
Water & Sewer Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	02/28/19	1,985,000	1,985,000
Orange Cnty IDA
IDRB (Central Florida Kidney Centers) Series 2000 (LOC: SUNTRUST BANK)	c	1.75%		01/07/19	3,250,000	3,250,000
Orlando-Orange Cnty Expressway Auth
RB Series 2007A (ESCROW) (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	19,700,000	19,700,000
						24,935,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
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Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Georgia 0.8%
Atlanta
Water & Wastewater Refunding RB Series 2015 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	14,870,000	14,870,000
Illinois 6.2%
Illinois Finance Auth
RB (Lake Forest College) Series 2008 (LOC: NORTHERN TRUST COMPANY (THE))	c	1.70%		01/07/19	3,500,000	3,500,000
RB (Northwestern Memorial Healthcare) Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	5,600,000	5,600,000
RB (Northwestern Memorial Hospital) Series 2007A3 (LIQ: JPMORGAN CHASE BANK NA)	c	1.75%		01/02/19	6,460,000	6,460,000
RB (Northwestern Memorial Hospital) Series 2009A (ESCROW) (LIQ: BARCLAYS BANK PLC)	a,b	1.74%		01/07/19	3,950,000	3,950,000
RB (St Ignatius College Prep) Series 1994 (LOC: PNC BANK NATIONAL ASSOCIATION)	c	1.72%		01/07/19	5,000,000	5,000,000
RB (Univ of Chicago) Series 2018A (LIQ: BARCLAYS BANK PLC)	a,b	1.74%		01/07/19	6,400,000	6,400,000
Refunding Revenue RB (OSF Healthcare System) Series 2018 (LOC: JPMORGAN CHASE BANK NA)	c	1.75%		01/02/19	19,060,000	19,060,000
Illinois Housing Development Auth
M/F Housing RB (Brookhaven Apts) Series 2008 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	c	1.87%		01/07/19	8,605,000	8,605,000
Illinois Regional Transportation Auth
GO Bonds Series 2000A (LIQ: BANK OF AMERICA NA)	a,b	1.79%		01/07/19	6,665,000	6,665,000
GO Refunding Bonds Series 1999 (LIQ: CITIBANK NA)	a,b	1.76%		01/07/19	9,900,000	9,900,000
Illinois Toll Highway Auth
Sr RB Series 2014B (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.74%		01/07/19	8,000,000	8,000,000
Sr RB Series 2014D (LIQ: ROYAL BANK OF CANADA)	a,b	1.76%		01/07/19	4,165,000	4,165,000
Sr RB Series 2015A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.75%		01/07/19	10,000,000	10,000,000
Sr RB Series 2015B (LIQ: ROYAL BANK OF CANADA)	a,b	1.76%		01/07/19	3,100,000	3,100,000
Metropolitan Water Reclamation District of Greater Chicago
LT GO Bonds Series 2011B (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.86%		01/07/19	6,000,000	6,000,000
ULT GO Bonds Series 2014A&B (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.78%		01/07/19	835,000	835,000
ULT GO Bonds Series 2014A&C (LIQ: MORGAN STANLEY BANK NA)	a,b	1.81%		01/07/19	7,000,000	7,000,000
ULT GO Bonds Series 2016C (LIQ: BARCLAYS BANK PLC)	a,b	1.79%		01/07/19	3,045,000	3,045,000
						117,285,000
Indiana 1.6%
Indiana Finance Auth
Economic Development RB (AC Grain) Series 2012 (LOC: COBANK ACB)	c	1.76%		01/07/19	28,500,000	28,500,000
Hospital Refunding RB (Indiana Univ Health) Series 2016B (LOC: WELLS FARGO BANK NA)	c	1.63%		01/07/19	1,720,000	1,720,000
						30,220,000
Iowa 3.1%
Iowa
Special Obligation Bonds Series 2009A (ESCROW) (LIQ: BARCLAYS BANK PLC)	a,b	1.79%		01/07/19	3,000,000	3,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Iowa Finance Auth
Midwestern Disaster Area RB (Cargill) Series 2009B	c	1.75%		01/07/19	15,259,000	15,259,000
Midwestern Disaster Area RB (Cargill) Series 2012A	c	1.75%		01/07/19	16,900,000	16,900,000
Midwestern Disaster Area RB (Farmers Cooperative) Series 2010 (LOC: COBANK ACB)	c	1.78%		01/07/19	10,000,000	10,000,000
RB (UnityPoint Health) Series 2018E (LOC: JPMORGAN CHASE BANK NA)	c	1.70%		01/02/19	7,425,000	7,425,000
RB (UnityPoint Health) Series 2018F (LOC: JPMORGAN CHASE BANK NA)	c	1.69%		01/02/19	5,210,000	5,210,000
						57,794,000
Kentucky 0.7%
Boone Cnty
Pollution Control Refunding RB (Duke Energy Kentucky) Series 2010 (LOC: SUMITOMO MITSUI BANKING CORPORATION)	c	1.72%		01/07/19	7,250,000	7,250,000
Louisville & Jefferson Cnty Metro Government
RB (Norton Healthcare) Series 2011B (LOC: PNC BANK NATIONAL ASSOCIATION)	c	1.70%		01/02/19	6,160,000	6,160,000
						13,410,000
Louisiana 1.4%
Ascension Parish IDB
RB (BASF SE) Series 2009	c	1.75%		01/07/19	15,000,000	15,000,000
Louisiana Local Government Environmental Facilities & Community Development Auth
RB (Louise S. McGehee School) Series 2010 (LOC: FEDERAL HOME LOAN BANKS)	c	1.79%		01/07/19	4,620,000	4,620,000
St. Tammany Parish Development District
RB (BCS Development) Series 2008 (LOC: FEDERAL HOME LOAN BANKS)	c	1.79%		01/07/19	3,005,000	3,005,000
RB (Main St Holdings) Series 2006A (LOC: FEDERAL HOME LOAN BANKS)	c	1.79%		01/07/19	4,660,000	4,660,000
						27,285,000
Maryland 1.0%
Baltimore Cnty
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	01/24/19	3,705,000	3,705,000
Howard Cnty
Recovery Zone Facility RB (Meadowridge) Series 2010 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.76%		01/07/19	7,460,000	7,460,000
Maryland Transportation Auth
Transportation Facilities Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	01/24/19	6,555,000	6,555,000
Univ System of Maryland
Auxiliary Facility & Tuition RB Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	03/14/19	1,685,000	1,685,000
						19,405,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Massachusetts 0.9%
Massachusetts
GO Refunding Bonds Series 2017A (SIFMA Municipal Swap Index + 0.47%)		2.18%	01/03/19	02/01/19	5,780,000	5,780,621
Massachusetts HFA
Housing Bonds Series 2016I (LIQ: BARCLAYS BANK PLC)	a,b	1.74%		01/07/19	5,000,000	5,000,000
Massachusetts School Building Auth
Sr Dedicated Sales Tax Bonds Series 2016B (LIQ: BANK OF AMERICA NA)	a,b	1.73%		01/07/19	1,990,000	1,990,000
Sub Dedicated Sales Tax Bonds Series 2018B (LIQ: BANK OF AMERICA NA)	a,b	1.73%		01/07/19	3,795,000	3,795,000
						16,565,621
Michigan 5.1%
Detroit
Sewer Disposal System 2nd Lien RB Series 2005A (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	5,775,000	5,775,000
Sewer Disposal System 2nd Lien RB Series 2006A&B (GTY: BERKSHIRE HATHAWAY ASSURANCE CORP) (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	18,150,000	18,150,000
Michigan Finance Auth
Hospital RB (CHE Trinity Health) Series 2013MI3 (LOC: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	18,245,000	18,245,000
Hospital Refunding RB (Trinity Health) Series 2016MI (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	5,275,000	5,275,000
Hospital Refunding RB (Trinity Health) Series 2017MI (LIQ: BARCLAYS BANK PLC)	a,b	1.74%		01/07/19	5,110,000	5,110,000
Hospital Refunding RB (Trinity Health) Series 2017MI (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	3,750,000	3,750,000
Hospital Refunding RB (Trinity Health) Series A 2017MI (LIQ: BANK OF AMERICA NA)	a,b	1.75%		01/07/19	4,075,000	4,075,000
RB (Univ of Detroit Mercy) Series 2011 (LOC: COMERICA BANK)	c	1.76%		01/07/19	2,875,000	2,875,000
Michigan Hospital Finance Auth
Refunding RB (Ascension Health) Series 2010F-6 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	4,450,000	4,450,000
Michigan State Univ
General RB Series 2013A (LIQ: BANK OF AMERICA NA)	a,b	1.74%		01/07/19	5,000,000	5,000,000
Michigan Strategic Fund
Limited Obligation RB (Kroger) Series 2010 (LOC: MUFG BANK LTD)	c	1.75%		01/07/19	14,200,000	14,200,000
Recovery Zone Facility RB (CS Facilities) Series 2010 (LOC: MUFG UNION BANK NA)	c	1.78%		01/07/19	1,700,000	1,700,000
Univ of Michigan
General RB Series 2015 (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	4,000,000	4,000,000
General RB Series 2015 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	2,983,500	2,983,500
						95,588,500
Minnesota 1.4%
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar) Series 2009 (LOC: COBANK ACB)	c	1.75%		01/07/19	8,325,000	8,325,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
St. Louis Park
M/F Housing Refunding RB (Knollwood Place Apts) Series 2005 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	c	1.79%		01/07/19	12,300,000	12,300,000
M/F Housing Refunding RB (Parkshore Sr Campus) Series 2004 (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	c	1.79%		01/07/19	5,865,000	5,865,000
						26,490,000
Mississippi 0.8%
Mississippi Business Finance Corp
IDRB (Chevron) Series 2007B	c	1.66%		01/02/19	3,130,000	3,130,000
IDRB (Chevron) Series 2010H	c	1.66%		01/02/19	1,400,000	1,400,000
Mississippi Development Bank
Special Obligation Bonds Series (Marshall Cnty IDA) 2012 (ESCROW) (LIQ: CREDIT SUISSE AG)	a,b	1.74%		01/07/19	10,000,000	10,000,000
						14,530,000
Missouri 1.6%
Missouri Health & Educational Facilities Auth
Health Facilities RB (BJC Health) Series 2013B (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	28,995,000	28,995,000
St. Charles Cnty IDA
IDRB (Patriot Machine) Series 2007 (LOC: FEDERAL HOME LOAN BANKS)	c	1.78%		01/07/19	1,535,000	1,535,000
						30,530,000
Nebraska 1.6%
Custer Cnty
Midwestern Disaster RB (The Andersons) Series 2011 (LOC: US BANK NATIONAL ASSOCIATION)	c	1.76%		01/07/19	21,000,000	21,000,000
Washington Cnty
IDRB (Cargill) Series 2010	c	1.75%		01/07/19	8,480,000	8,480,000
						29,480,000
Nevada 0.6%
Las Vegas Valley Water District
LT GO Water Refunding Bonds Series 2015 (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	7,440,000	7,440,000
LT GO Water Refunding Bonds Series 2016A (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.75%		01/07/19	2,165,000	2,165,000
Nevada
Highway Improvement RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	03/07/19	2,050,000	2,050,000
						11,655,000
New Jersey 1.5%
New Jersey Economic Development Auth
GO Lease RB (Rutgers Univ) Series 2013 (LIQ: CREDIT SUISSE AG)	a,b	1.74%		01/07/19	3,500,000	3,500,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2005B & 2006A & School Facilities Construction Refunding Bonds Series 2005K (LOC: STATE STREET BANK AND TRUST COMPANY)	a,b	1.75%		01/07/19	14,055,000	14,055,000
Transportation System RB Series 2006A (LOC: STATE STREET BANK AND TRUST COMPANY)	a,b	1.75%		01/07/19	10,000,000	10,000,000
						27,555,000
New York 11.0%
New York City
GO Bonds Fiscal 2005 Series C3 (LIQ: BANK OF AMERICA NA)	a,b	1.73%		01/07/19	4,000,000	4,000,000
GO Bonds Fiscal 2009 Series I1 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	8,250,000	8,250,000
GO Bonds Fiscal 2014 Series D4 (LOC: TD BANK NA)	c	1.73%		01/02/19	3,250,000	3,250,000
GO Bonds Fiscal 2015 Series F5 (LIQ: BARCLAYS BANK PLC)	c	1.72%		01/02/19	1,900,000	1,900,000
GO Bonds Fiscal 2017 Series A7 (LOC: BANK OF THE WEST)	c	1.76%		01/02/19	8,760,000	8,760,000
Go Bonds Fiscal 2018 Series B4 (LIQ: BARCLAYS BANK PLC)	c	1.72%		01/02/19	2,025,000	2,025,000
GO Bonds Fiscal 2018 Series E1 (LIQ: BANK OF AMERICA NA)	a,b	1.74%		01/07/19	2,800,000	2,800,000
GO Bonds Fiscal 2019 Series D (LIQ: BARCLAYS BANK PLC)	c	1.72%		01/02/19	7,600,000	7,600,000
New York City Municipal Water Finance Auth
Water & Sewer System 2nd Resolution RB Fiscal 2013 Series BB (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	3,750,000	3,750,000
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB2 (LIQ: MIZUHO BANK LTD)	c	1.68%		01/02/19	33,665,000	33,665,000
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB4 (LIQ: BARCLAYS BANK PLC)	c	1.72%		01/02/19	500,000	500,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB1A (LIQ: STATE STREET BANK AND TRUST COMPANY)	c	1.68%		01/02/19	2,995,000	2,995,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB1B (LIQ: STATE STREET BANK AND TRUST COMPANY)	c	1.68%		01/02/19	4,565,000	4,565,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB2 (LIQ: BANK OF MONTREAL)	c	1.72%		01/02/19	830,000	830,000
New York City Transitional Finance Auth
Building Aid RB Fiscal 2019 Series S3 (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.73%		01/07/19	6,900,000	6,900,000
Future Tax Secured Sr Refunding Bonds Fiscal 2003 Series A2 (LOC: MUFG BANK LTD)	c	1.74%	01/02/19	01/03/19	14,050,000	14,050,000
Future Tax Secured Sub Bonds Fiscal 2014 Series D4 (LIQ: MIZUHO BANK LTD)	c	1.70%		01/02/19	1,085,000	1,085,000
Future Tax Secured Sub Bonds Fiscal 2018 Series C3 (LIQ: BANK OF AMERICA NA)	a,b	1.73%		01/07/19	1,900,000	1,900,000
Future Tax Secured Sub Bonds Fiscal 2018 Series C3 (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	6,000,000	6,000,000
Future Tax Secured Sub Bonds Fiscal 2019 Series B4 (LIQ: JPMORGAN CHASE BANK NA)	c	1.72%		01/02/19	4,225,000	4,225,000
Future Tax Secured Sub RB Fiscal 2015 Series B1 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	9,920,000	9,920,000
New York Liberty Development Corp
Liberty RB Series 1WTC-2011 (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.76%		01/07/19	24,185,000	24,185,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
New York State Dormitory Auth
RB (Columbia Univ) Series 2017A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	3,880,000	3,880,000
State Personal Income Tax RB Series 2015A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	4,000,000	4,000,000
State Sales Tax RB Series 2015B (LIQ: WELLS FARGO BANK NA)	a,b	1.74%		01/07/19	9,000,000	9,000,000
Nuveen New York AMT-Free Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1 (LOC: CITIBANK NA)	a,c	1.77%		01/07/19	9,000,000	9,000,000
Variable Rate Demand Preferred Shares Series 3 (LOC: CITIBANK NA)	a,c	1.77%		01/07/19	16,300,000	16,300,000
Ramapo Housing Auth
RB (Fountainview at College Road) Series 1998 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.81%		01/07/19	4,540,000	4,540,000
Sales Tax Asset Receivable Corp
Sales Tax Asset RB Fiscal Series 2015A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	4,500,000	4,500,000
Triborough Bridge & Tunnel Auth
General RB Series 2018A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	2,785,000	2,785,000
						207,160,000
North Carolina 0.8%
North Carolina
Limited Obligation Refunding Bonds Series 2017B (LIQ: BANK OF AMERICA NA)	a,b	1.74%		01/07/19	4,800,000	4,800,000
North Carolina Capital Facilities Finance Agency
RB (Duke Univ) Series 2015B (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	4,800,000	4,800,000
RB (Duke Univ) Series 2015B (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	3,335,500	3,335,500
Raleigh
Combined Enterprise System Refunding RB 2016A&B (LIQ: US BANK NATIONAL ASSOCIATION)	a,b	1.71%		01/02/19	1,515,000	1,515,000
						14,450,500
North Dakota 0.6%
Fargo
GO Refunding Bonds Series 2016C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	01/17/19	12,195,000	12,195,000
Ohio 1.7%
Franklin Cnty
Hospital Facilities RB (OhioHealth) Series 2015 (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.75%		01/07/19	1,335,000	1,335,000
Hospital Facilities Refunding RB (OhioHealth) Series 2009B (LIQ: BARCLAYS BANK PLC)	c	1.68%		01/07/19	4,700,000	4,700,000
Hospital Facilities Refunding RB (OhioHealth) Series 2011C	c	1.67%		01/07/19	16,020,000	16,020,000
Northeast Ohio Regional Sewer District
Wastewater Refunding RB Series 2017 (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.74%		01/07/19	3,165,000	3,165,000
Ohio
Hospital RB (University Hospitals Health System) Series 2018A (LOC: PNC BANK NATIONAL ASSOCIATION)	c	1.70%		01/02/19	2,565,000	2,565,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Ohio Higher Educational Facility Commission
RB (Case Western Reserve Univ) Series 2006 (LOC: STATE STREET BANK AND TRUST COMPANY)	a,b	1.75%		01/07/19	5,000,000	5,000,000
						32,785,000
Oklahoma 0.3%
Tulsa
GO Bonds Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	a	1.86%	01/03/19	01/10/19	4,970,000	4,970,000
Oregon 0.8%
Oregon
Business Development RB (Sage Hollow Ranch) Series 223 (LOC: COBANK ACB)	c	1.78%		01/07/19	3,000,000	3,000,000
Oregon Health, Housing, Educational & Cultural Facilities Auth
RB (Assumption Village) Series 2001A (LOC: MUFG UNION BANK NA)	c	1.76%		01/07/19	4,990,000	4,990,000
Portland
Water System 1st Lien Refunding RB Series 2016A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	03/07/19	3,500,000	3,500,000
Portland CCD
GO Bonds Series 2013 (LIQ: CREDIT SUISSE AG)	a,b	1.74%		01/07/19	3,000,000	3,000,000
						14,490,000
Pennsylvania 2.6%
Adams Cnty IDA
RB (Gettysburg Fdn) Series 2006A (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.76%		01/07/19	9,495,000	9,495,000
Geisinger Auth
Health System RB (Geisinger Health) 2005A (LIQ: TD BANK NA)	c	1.72%		01/02/19	19,650,000	19,650,000
Health System RB (Geisinger Health) Series 2013A (LIQ: TD BANK NA)	c	1.72%		01/02/19	2,000,000	2,000,000
Lancaster Cnty Hospital Auth
Sr Living Facility RB (Quarryville Presbyterian Retirement Community) Series 2000 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.75%		01/07/19	3,980,000	3,980,000
South Central General Auth
RB (Lutheran Social Services) Series 2006 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.79%		01/07/19	1,995,000	1,995,000
Southcentral General Auth
RB (Hanover Lutheran Retirement Village) Series 2005 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.76%		01/07/19	8,020,000	8,020,000
RB (Homewood at Hanover) Series 2003 (LOC: MANUFACTURERS AND TRADERS TRUST CO)	c	1.76%		01/07/19	3,580,000	3,580,000
						48,720,000
South Carolina 0.6%
Berkeley Cnty SD
GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	02/14/19	1,845,000	1,845,000
Columbia
Waterworks & Sewer Refunding RB Series 2016B (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	a	1.86%	01/03/19	01/10/19	5,615,000	5,615,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Patriots Energy Group Financing Agency
Gas Supply RB Series 2018 (LOC: ROYAL BANK OF CANADA)	a,b	1.75%		01/07/19	3,335,000	3,335,000
						10,795,000
Tennessee 0.4%
Clarksville Public Building Auth
Pooled Financing RB Series 1995 (LOC: BANK OF AMERICA NA)	c	1.78%		01/07/19	745,000	745,000
Memphis & Shelby Cnty Sports Auth
Refunding RB (Memphis Arena) Series 2007C&D (LOC: STATE STREET BANK AND TRUST COMPANY)	a,b	1.75%		01/07/19	3,785,000	3,785,000
Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1997 (LOC: BANK OF AMERICA NA)	c	1.76%		01/07/19	550,000	550,000
Sevier Cnty Public Building Auth
Public Improvement Bonds Series VIIB1 (LOC: BANK OF AMERICA NA)	c	1.73%		01/07/19	2,455,000	2,455,000
						7,535,000
Texas 11.6%
Brazos Harbor IDC
Refunding RB (BASF Corp) Series 2001	c	1.75%		01/07/19	12,000,000	12,000,000
Grand Parkway Transportation Corp
Sub Tier Toll RB Series 2013B (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	5,000,000	5,000,000
Sub Tier Toll RB Series 2013B (LIQ: ROYAL BANK OF CANADA)	a,b	1.76%		01/07/19	5,270,000	5,270,000
Sub Tier Toll RB Series 2013B (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.74%		01/07/19	12,000,000	12,000,000
Harris Cnty
Toll Road Sr Lien RB Series 2009A (ESCROW) (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	6,850,000	6,850,000
Toll Road Sr Lien Refunding RB Series 2012B (LIQ: BARCLAYS BANK PLC)	a,b	1.74%		01/07/19	32,000,000	32,000,000
Harris Cnty Health Facilities Development Corp
RB (Methodist Hospital) Series 2008A2	c	1.72%		01/02/19	12,200,000	12,200,000
Houston
Water & Sewer System Jr Lien Refunding RB Series 2001B (ESCROW) (LIQ: BANK OF AMERICA NA)	a,b	1.75%		01/07/19	5,500,000	5,500,000
Leander ISD
ULT Refunding Bonds Series 2015A (GTY: TEXAS PERMANENT SCHOOL FUND PROG) (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	2,500,000	2,500,000
North Central Texas Health Facilities Development Corp
RB (Children’s Medical Center of Dallas) Series 2009 (ESCROW) (LIQ: TORONTO-DOMINION BANK/THE)	a,b	1.75%		01/07/19	10,000,000	10,000,000
Port Arthur Navigation District IDC
Exempt Facilities RB (Total USA) Series 2010A	c	1.75%		01/07/19	3,200,000	3,200,000
Exempt Facilities RB (Total USA) Series 2011	c	1.75%		01/07/19	30,000,000	30,000,000
Exempt Facilities RB (Total USA) Series 2012	c	1.75%		01/07/19	5,400,000	5,400,000
Exempt Facilities RB (Total USA) Series 2012A	c	1.75%		01/07/19	20,000,000	20,000,000
Exempt Facilities RB (Total USA) Series 2012B	c	1.75%		01/07/19	10,000,000	10,000,000
Port of Port Arthur Navigation District
Exempt Facilities RB (Total Petrochemicals USA) Series 2010	c	1.75%		01/07/19	8,100,000	8,100,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
San Antonio
Electric & Gas Systems RB Series 2013 (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	5,000,000	5,000,000
Water System Jr Lien Refunding & RB Series 2016C (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	02/21/19	2,140,000	2,140,000
San Antonio Public Facilities Corp
Improvement and Refunding Lease RB Series 2012 (LIQ: BANK OF AMERICA NA)	a,b	1.74%		01/07/19	13,970,000	13,970,000
Refunding RB Series 2012 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	5,995,000	5,995,000
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Methodist Hospitals) Series 2008A (LOC: TD BANK NA)	c	1.73%		01/02/19	1,500,000	1,500,000
Texas
GO Refunding Bonds Series 2009D (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	5,000,000	5,000,000
GO Refunding Bonds Series 2014A (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	4,465,000	4,465,000
						218,090,000
Utah 1.0%
Utah Housing Corp
M/F Housing RB (Timbergate Apts) Series 2009A (LOC: FEDERAL HOME LOAN MORTGAGE CORPORATION)	c	1.78%		01/07/19	15,625,000	15,625,000
Utah Transit Auth
Sales Tax Refunding RB Series 2015A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	3,370,000	3,370,000
						18,995,000
Virginia 0.8%
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2012D (LIQ: CREDIT SUISSE AG)	a,b	1.74%		01/07/19	3,900,000	3,900,000
Hospital Refunding RB (Inova Health) Series 1993A (LIQ: CREDIT SUISSE AG)	a,b	1.74%		01/07/19	3,330,000	3,330,000
Loudoun Cnty
GO Bonds Series 2017A (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.15%)	a	1.86%	01/03/19	01/10/19	2,000,000	2,000,000
Univ of Virginia
General Refunding RB Series 2017A (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	6,750,000	6,750,000
						15,980,000
Washington 2.4%
Highline SD #401
ULT GO Bonds Series 2017 (GTY: WASHINGTON (STATE OF)) (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	01/24/19	2,975,000	2,975,000
King Cnty
LT GO Bonds Series 2009 (ESCROW) (LIQ: BARCLAYS BANK PLC)	a,b	1.75%		01/07/19	2,500,000	2,500,000
Pierce Cnty Economic Development Corp
IDRB (Frederico Enterprises I) Series 2010 (LOC: HSBC BANK USA NA)	c	1.76%		01/07/19	3,120,000	3,120,000
Seattle
Water System Refunding RB Series 2017 (LIQ: US BANK NATIONAL ASSOCIATION) (SIFMA Municipal Swap Index + 0.13%)	a	1.84%	01/03/19	01/24/19	4,000,000	4,000,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Snohomish Cnty Public Utility District #1
Generation System RB Series 2015 (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	6,670,000	6,670,000
Washington
GO Bonds Series 2015B (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	3,750,000	3,750,000
GO Bonds Series 2016A1 (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	5,500,000	5,500,000
GO Bonds Series 2018C (LIQ: CITIBANK NA)	a,b	1.74%		01/07/19	4,100,000	4,100,000
Washington Health Care Facilities Auth
RB (MultiCare Health System) Series 2009A (LIQ: ROYAL BANK OF CANADA)	a,b	1.74%		01/07/19	5,000,000	5,000,000
RB (Providence Heath & Services) Series 2014C (LIQ: BANK OF AMERICA NA)	a,b	1.74%		01/07/19	7,475,000	7,475,000
						45,090,000
West Virginia 1.9%
Jackson Cnty Commission
IDRB (Armstrong World Industries) Series 2010 (LOC: BANK OF NOVA SCOTIA)	c	1.76%		01/07/19	35,000,000	35,000,000
Morgantown
Combined Utility System RB Series 2018B (LOC: BANK OF AMERICA NA)	a,b	1.77%		01/07/19	1,475,000	1,475,000
						36,475,000
Wisconsin 2.3%
Appleton
Recovery Zone Facility Bonds (Foremost Farms) Series 2010 (LOC: COBANK ACB)	c	1.78%		01/07/19	9,800,000	9,800,000
Wisconsin
GO Bonds Series 2018B (LIQ: BARCLAYS BANK PLC)	a,b	1.74%		01/07/19	5,000,000	5,000,000
Wisconsin Health & Educational Facilities Auth
RB (Ascension Sr Credit Group) Series 2016A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	3,000,000	3,000,000
RB (Children’s Hospital of Wisconsin) Series 2008B (ESCROW) (LIQ: BARCLAYS BANK PLC)	a,b	1.75%		01/07/19	2,940,000	2,940,000
RB (Children’s Hospital of Wisconsin) Series 2017 (LIQ: BANK OF AMERICA NA)	a,b	1.76%		01/07/19	4,000,000	4,000,000
RB (Froedtert & Community Health) Series 2009C (ESCROW) (LIQ: ROYAL BANK OF CANADA)	a,b	1.76%		01/07/19	5,000,000	5,000,000
RB (Froedtert & Community Health) Series 2009C (LIQ: JPMORGAN CHASE BANK NA)	a,b	1.74%		01/07/19	4,565,000	4,565,000
RB (Froedtert Health) Series 2012A (LIQ: MORGAN STANLEY BANK NA)	a,b	1.74%		01/07/19	6,665,000	6,665,000
RB (Mequon Jewish Campus) Series 2003 (LOC: JPMORGAN CHASE BANK NA)	c	1.75%		01/07/19	2,930,000	2,930,000
						43,900,000

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer Type of Security, Series	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Other Investment 1.2%
Nuveen AMT-Free Quality Municipal Income Fund
Variable Rate Demand Preferred Shares Series 4 (LOC: BARCLAYS BANK PLC)	a,c	1.80%		01/07/19	21,900,000	21,900,000
Total Variable-Rate Municipal Securities
(Cost $1,517,303,621)						1,517,303,621
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $781,034,000 or 41.5% of net assets.
b	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
c	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDB —	Industrial development bond
IDC —	Industrial development corporation
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
LT —	Limited tax
M/F —	Multi-family
PFC —	Passenger facility charge
RB —	Revenue bond
SD —	School district
SIFMA —	Securities Industry and Financial Markets Association
TAN —	Tax anticipation note
TOB —	Tender option bond
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
ULT —	Unlimited tax
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$1,863,092,035
Cash		3,257,677
Receivables:
Investments sold		12,516,141
Fund shares sold		9,890,500
Interest		6,309,814
Prepaid expenses	+	64,274
Total assets		1,895,130,441
Liabilities
Payables:
Investments bought		7,953,854
Investment adviser and administrator fees		490,223
Shareholder service fees		27,392
Independent trustees’ fees		73
Fund shares redeemed		3,862,930
Distributions to shareholders		484,362
Accrued expenses	+	168,142
Total liabilities		12,986,976
Net Assets
Total assets		1,895,130,441
Total liabilities	–	12,986,976
Net assets		$1,882,143,465
Net Assets by Source
Capital received from investors		1,882,355,160
Total distributable loss[1]		(211,695)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Sweep Shares	$753,693,909		753,553,700		$1.00
Investor Shares	$1,128,449,556		1,128,240,724		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$29,911,769
Expenses
Investment adviser and administrator fees		6,903,106
Shareholder service fees:
Sweep Shares		2,885,890
Investor Shares		1,363,287
Registration fees		140,495
Portfolio accounting fees		128,644
Custodian fees		46,643
Professional fees		40,134
Independent trustees’ fees		36,417
Shareholder reports		22,706
Transfer agent fees		18,071
Interest expense		1,386
Other expenses	+	31,851
Total expenses		11,618,630
Expense reduction by CSIM and its affiliates	–	1,856,412
Net expenses	–	9,762,218
Net investment income		20,149,551
Realized Gains (Losses)
Net realized losses on investments		(211,695)
Increase in net assets resulting from operations		$19,937,856

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab AMT Tax-Free Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$20,149,551	$9,864,818
Net realized gains (losses)	+	(211,695)	421,925
Increase in net assets from operations		19,937,856	10,286,743
Distributions to Shareholders1
Sweep Shares		(10,253,863)	(7,155,820)
Investor Shares	+	(11,079,872)	(2,786,432)
Total distributions		($21,333,735)	($9,942,252)
Transactions in Fund Shares*
Shares Sold
Sweep Shares		4,171,517,328	6,351,485,954
Investor Shares	+	1,488,047,971	641,605,277
Total shares sold		5,659,565,299	6,993,091,231
Shares Reinvested
Sweep Shares		9,774,625	7,148,873
Investor Shares	+	8,322,169	2,123,066
Total shares reinvested		18,096,794	9,271,939
Shares Redeemed
Sweep Shares		(5,727,447,702)	(6,962,443,148)
Investor Shares	+	(999,605,762)	(531,393,195)
Total shares redeemed		(6,727,053,464)	(7,493,836,343)
Net transactions in fund shares		(1,049,391,371)	(491,473,173)
Net Assets
Beginning of period		2,932,930,715	3,424,059,397
Total decrease	+	(1,050,787,250)	(491,128,682)
End of period		$1,882,143,465	$2,932,930,715
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the Sweep Share class of the fund distributed to shareholders $7,095,016 from net investment income and $60,804 from net realized gains, respectively. The Investor Share class of the fund distributed to shareholders $2,769,802 from net investment income and $16,630 from net realized gains, respectively. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report
See financial notes

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Cash Reserves	Schwab AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund®	Schwab California Municipal Money Fund
Schwab Retirement Advantage Money Fund®	Schwab New York Municipal Money Fund
Schwab Investor Money Fund®
Schwab Municipal Money Fund offers three share classes: Sweep Shares, Investor Shares and Ultra Shares. Schwab AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Investor Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.
Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the funds adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. Securities held by stable NAV money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the funds’ investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

3. Credit and Liquidity Enhancements:
A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of total assets for each fund’s investments in securities with these types of enhancements, as well as any entities providing enhancements to 10% or greater of investments in securities in each fund.
	Schwab Municipal Money Fund	Schwab AMT Tax-Free Money Fund
% of investments in securities with credit enhancements or liquidity enhancements	76%	73%
% of investments in securities with credit enhancements or liquidity enhancements 10% or greater from a single institution	10% (JPMorgan Chase Bank NA)
For additional information, please refer to the funds’ Portfolio Holdings. Investments with credit enhancements are tickmarked as letter of credit “LOC,” guaranty “GTY” and/or liquidity agreement “LIQ,” respectively, along with the institution providing the enhancement.

4. Risk Factors:
Investment Risk. You could lose money by investing in the funds. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the funds’ liquidity falls below required minimums because of market conditions or other factors. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds’ sponsors have no legal obligation to provide financial support to the funds, and you should not expect that the sponsors will provide financial support to the funds at any time.
Retail Money Market Fund Risk. Each fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. A fund may involuntarily redeem any investor who is not a natural person. Each fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” each fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, each fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The funds are currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for a fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings.
Stable Net Asset Value Risk. If a fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. Each fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. Negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

4. Risk Factors (continued):
to fall. A fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Credit and Liquidity Enhancements Risk. The funds may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for purchasers, such as the funds. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of a fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by a fund. Any decline in the value of the securities held by a fund could cause the fund’s share price or yield to fall. To the extent that a portion of a fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its investment objective. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag the yields of other money market funds.
State and Regional Risk. State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.
Investment Concentration Risk. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments affecting those projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.
Taxable Determinations Risk. Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the federal alternative minimum tax (AMT) could generate taxable income. Also, some types of municipal securities produce income that is subject to the AMT.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, a fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

4. Risk Factors (continued):
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fees paid to CSIM by the Schwab Municipal Money Fund and the Schwab AMT Tax-Free Money Fund were 0.32% and 0.34%, respectively, as a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The Plan also enables the Sweep Shares of the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions, it provides to fund shareholders invested in the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Sweep Shares of the funds are also subject to an annual sweep administration fee up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the funds’ shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
	Shareholder Servicing Fee	Sweep Administration Fee
Sweep Shares	0.15%	0.10%
Investor Shares	0.15%	n/a
Ultra Shares*	n/a	n/a
*	Ultra Shares is only offered by Schwab Municipal Money Fund.

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):
Contractual Expense Limitation
CSIM and its affiliates have made an additional agreement with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation), as follows:
	Schwab Municipal Money Fund	Schwab AMT Tax-Free Money Fund
Sweep Shares	0.57%	0.57%
Investor Shares	0.35%	0.35%
Ultra Shares*	0.19%	n/a
*	Ultra Shares is only offered by Schwab Municipal Money Fund.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2018, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Municipal Money Fund	$453,250,275	$—
Schwab AMT Tax-Free Money Fund	223,502,911	(46,661)
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

7. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the funds’ investments was as follows:
	Schwab Municipal Money Fund	Schwab AMT Tax-Free Money Fund
Tax cost	$17,396,338,822	$1,863,092,035
As of December 31, 2018, the funds had no undistributed earnings on a tax basis.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Municipal Money Fund	Schwab AMT Tax-Free Money Fund
No expiration	$837,730	$211,695
Total	$837,730	$211,695
For the year ended December 31, 2018, the funds had no capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Municipal Money Fund	Schwab AMT Tax-Free Money Fund
Current period distributions
Tax-exempt income	$182,194,885	$20,149,551
Ordinary income	—	1,184,184
Long-term capital gains	—	—
Prior period distributions
Tax-exempt income	$62,293,948	$9,864,818
Ordinary income	—	—
Long-term capital gains	—	77,434
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the funds did not incur any interest or penalties.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Financial Notes (continued)

9. Subsequent Events:
At a meeting held on September 25, 2018, the Board of the trust approved the liquidation and redemption of the Sweep Shares of each fund. Each fund will redeem all of its outstanding Sweep Shares on or about April 10, 2019, and distribute the proceeds to its Sweep Shares shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of such fund’s Sweep Shares after the fund has paid or provided for all its charges, taxes, expenses and liabilities.
Other than the planned liquidation of the Sweep Shares as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund (two of the funds constituting The Charles Schwab Family of Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) for the year ended December 31, 2018.
Percentage
Schwab Municipal Money Fund	100%
Schwab AMT Tax-Free Money Fund	100%

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund  |  Annual Report

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
escrow  The issuer of an escrowed bond deposits funds in a trust which are verified by a third party to be sufficient to pay the bond’s principal and interest at maturity or at a call date. The funds in the trust are invested in high quality investments, typically US Treasury and Agency obligations which mature at or prior to the bond’s maturity or call date.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
fixed rate notes  A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.
Guaranty (GTY)  An instrument issued by a financial institution to unconditionally guarantee the repayment of a security’s principal and interest at maturity. The security will typically carry the rating of the institution which provides the guaranty rather than that of the security’s issuer.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
Letter of Credit (LOC)  An instrument issued by a financial institution which unconditionally guarantees the repayment of principal and interest at maturity and upon demand. Many securities known as variable-rate demand obligations (VRDOs) carry LOCs to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly.
Liquidity (LIQ)  A liquidity facility is issued by a financial institution to improve the ability of the issuer of the security to meet demands for payment. Many securities known as variable-rate demand obligations (VRDOs) carry liquidity facilities to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly. The issuer of the security must maintain strong long-term ratings and credit characteristics while the liquidity facility is in effect. If the issuer fails to meet certain predetermined financial conditions, the financial institution may terminate its obligation without notice.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset,

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
money market securities  High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue anticipation notes  Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
tax anticipation notes  Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.
tender option bond  A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
variable rate demand preferred shares (VRDP)  Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR26568-16
00224343

Annual Report  |  December 31, 2018
Schwab Cash Reserves

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
1
Schwab Cash Reserves  |  Annual Report

Schwab Cash Reserves
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Thank you for entrusting Charles Schwab Investment Management with your investment in Schwab Cash Reserves. As you may be aware, on September 28, 2018, Charles Schwab Investment Management announced that this fund will be liquidated on or about April 10, 2019, as we streamline our Schwab Taxable Money Funds lineup. You should have received additional details from your brokerage account provider, Charles Schwab & Co., Inc. (Schwab), about the impact of this change on your account, as well as next steps. There’s no need for you to take any action—Schwab will automatically update the cash feature on your account to a cash feature for which your account is eligible—but we wanted to ensure you were aware of these upcoming changes.
At Charles Schwab Investment Management, we are grateful for the opportunity to serve your investing needs. This change to the Schwab Taxable Money Fund lineup is intended to streamline our offering, and reduce complexity for investors. Charles Schwab Investment Management will continue to offer a strong lineup of money market funds, including purchased money market funds, which offer convenient access to low investment minimums and solutions for both retail and institutional clients.
For more information about these changes, please contact your Schwab Financial Consultant or call Schwab at 1-800-435-4000. If you are a client of an independent investment advisor, please call them directly or call Schwab Alliance at 1-800-515-2157. If you are a Personal Choice Retirement Account (PCRA) participant, please call 1-877-553-1971.
Sincerely,
“ As you may be aware, on September 28, 2018, Charles Schwab Investment Management announced that this fund will be liquidated on or about April 10, 2019, as we streamline our Schwab Taxable Money Funds lineup.”
Management views may have changed since the report date.
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Schwab Cash Reserves
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Michael Lin, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he spent three years at American Century Investments, most recently as a senior trader of the taxable money market funds.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Jonathan Feske, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He previously was responsible for credit and investment research for global banks for CSIM’s taxable bond and money funds. Prior to joining CSIM in 2011, Mr. Feske was a high-yield bond analyst for more than two years at Miller Tabak Roberts Securities, a boutique corporate bond broker-dealer, which is now part of GMP Capital. He covered both U.S. and emerging market credits, focusing on distressed situations in various industrial sectors. Previously, Mr. Feske was employed in the securities industry as an equity trader for three years.
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Schwab Cash Reserves

Schwab Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable- and floating-rate debt securities, and obligations issued by the U.S. government, its agencies, or instrumentalities. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, as well as anticipated client redemptions, the fund’s weighted average maturity (WAM) remained relatively unchanged, beginning the reporting period at 17 days and ending at 15 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	15 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Cash Reserves  |  Annual Report

Schwab Cash Reserves
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
Schwab Cash Reserves
Sweep Shares
Ticker Symbol	SWSXX
Minimum Initial Investment	*
Seven-Day Yield (with waivers)[1]	1.96%
Seven-Day Yield (without waivers)[1]	1.93%
Seven-Day Effective Yield (with waivers)[1]	1.98%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Cash Reserves  |  Annual Report

Schwab Cash Reserves
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab Cash Reserves
Actual Return	0.61%	$1,000.00	$1,008.20	$3.09
Hypothetical 5% Return	0.61%	$1,000.00	$1,022.12	$3.11

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Cash Reserves
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.01 [1]	0.00 [1],[2]	0.00 [1],[2]	0.00 [2]
Net realized and unrealized gains (losses)	(0.00) [2]	0.00 [2]	0.00 [2]	0.00 [2]	(0.00) [2]
Total from investment operations	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Less distributions:
Distributions from net investment income	(0.01)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Distributions from net realized gains	—	(0.00) [2]	(0.00) [2]	—	—
Total distributions	(0.01)	(0.01)	(0.00) [2]	(0.00) [2]	(0.00) [2]
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.42%	0.59%	0.13%	0.06%	0.06%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.60%	0.62% [3]	0.56% [4]	0.22% [4]	0.16% [4]
Gross operating expenses	0.63%	0.68%	0.70%	0.70%	0.70%
Net investment income (loss)	1.27%	0.59%	0.12%	0.06%	0.06%
Net assets, end of period (x 1,000,000)	$8,278	$35,896	$40,503	$40,678	$39,326

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
4
Reflects the effect of a voluntary yield waiver in excess of the contractual expense limitation.
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Schwab Cash Reserves  |  Annual Report
See financial notes

Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 53.1% of net assets
Asset-Backed Commercial Paper 18.1%
ALPINE SECURITIZATION LLC	a,b	2.73%		02/21/19	41,000,000	40,845,680
BARTON CAPITAL SA	a,b	2.42%		01/03/19	28,000,000	27,998,126
	a,b	2.43%		01/03/19	6,000,000	5,999,598
	a,b	2.68%		02/07/19	20,000,000	19,946,800
	a,b	2.72%		02/12/19	7,000,000	6,978,475
	a,b	2.74%		03/04/19	7,500,000	7,465,433
	a,b	2.75%		03/04/19	11,000,000	10,949,116
BENNINGTON STARK CAPITAL COMPANY LLC	a,b	2.72%		02/01/19	32,000,000	31,928,000
	a,b	2.90%		03/19/19	7,000,000	6,957,440
CAFCO LLC	a,b	2.50%		02/12/19	25,000,000	24,929,389
	a,b	2.65%		02/12/19	15,000,000	14,955,071
CHARTA LLC	a,b	2.48%		01/22/19	29,500,000	29,459,847
COLLATERALIZED COMMERCIAL PAPER II CO LLC	a,b	2.51%		01/03/19	2,000,000	1,999,862
	a,b	2.52%		01/29/19	77,700,000	77,554,895
CRC FUNDING LLC	a,b	2.62%		02/08/19	4,000,000	3,989,311
	a,b	2.77%		02/26/19	12,900,000	12,845,802
CROWN POINT CAPITAL COMPANY LLC	a,b	2.50%		01/03/19	7,000,000	6,999,514
	a,b	2.43%		01/04/19	800,000	799,983
	a,b	2.73%		02/19/19	2,100,000	2,092,412
	a,b	2.87%		03/11/19	76,000,000	75,590,867
	a,b	2.90%		03/19/19	16,000,000	15,902,720
FAIRWAY FINANCE CO LLC	a,b	2.42%		01/14/19	10,000,000	9,992,000
GOTHAM FUNDING CORP	a,b	2.44%		01/10/19	34,000,000	33,981,716
	a,b	2.85%		03/12/19	45,000,000	44,755,912
KELLS FUNDING LLC	a,b	2.55%		01/18/19	62,000,000	61,943,132
	a,b	2.71%		02/13/19	99,000,000	98,725,275
LEXINGTON PARKER CAPITAL COMPANY LLC	a,b	2.47%		01/10/19	3,000,000	2,998,367
	a,b	2.70%		02/01/19	1,000,000	997,767
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Schwab Cash Reserves  |  Annual Report
See financial notes

Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
LMA AMERICAS LLC	a,b	2.77%		02/25/19	45,800,000	45,611,075
	a,b	2.74%		03/01/19	10,000,000	9,956,178
	a,b	2.87%		03/07/19	25,000,000	24,873,333
MANHATTAN ASSET FUNDING COMPANY LLC	a,b	2.66%		02/11/19	73,242,000	73,026,343
METLIFE SHORT TERM FUNDING LLC	a,b	2.41%		01/07/19	49,000,000	48,983,667
	a,b	2.42%		01/22/19	19,000,000	18,974,667
	a,b	2.54%		01/25/19	10,000,000	9,983,836
NIEUW AMSTERDAM RECEIVABLES CORP	a,b	2.44%		01/14/19	75,000,000	74,939,500
	a,b	2.62%		02/01/19	1,000,000	997,833
	a,b	2.80%		03/05/19	5,000,000	4,976,061
OLD LINE FUNDING LLC	a,b	2.42%		01/14/19	77,000,000	76,938,400
	a,b	2.79%		03/07/19	88,000,000	87,566,649
PRICOA SHORT TERM FUNDING LLC	a,b	2.80%		04/05/19	20,000,000	19,856,367
RIDGEFIELD FUNDING COMPANY LLC	a,b	2.56%		01/31/19	48,000,000	47,901,400
	a,b	2.69%		02/01/19	7,000,000	6,984,425
	a,b	2.72%		02/08/19	2,000,000	1,994,450
	a,b	2.86%		03/11/19	4,000,000	3,978,542
	a,b	2.90%		03/19/19	9,000,000	8,945,280
SHEFFIELD RECEIVABLES COMPANY LLC	a,b	2.71%		02/26/19	31,500,000	31,370,544
STARBIRD FUNDING CORP	a,b	2.85%		03/12/19	43,000,000	42,766,761
THUNDER BAY FUNDING LLC	a,b	2.68%		02/28/19	50,000,000	49,789,417
	a,b	2.79%		03/07/19	32,000,000	31,842,418
VERSAILLES COMMERCIAL PAPER LLC	a,b	2.62%		02/06/19	30,000,000	29,924,167
VICTORY RECEIVABLES CORP	a,b	2.44%		01/10/19	45,000,000	44,975,800
	a,b	2.45%		01/10/19	4,422,000	4,419,612
	a,b	2.44%		01/17/19	20,000,000	19,979,833
	a,b	2.80%		03/05/19	1,000,000	995,212
						1,502,134,280
Financial Company Commercial Paper 8.7%
BPCE SA	b	2.42%		01/02/19	117,000,000	117,000,000
DNB BANK ASA	b	2.40%		01/07/19	157,500,000	157,447,719
HSBC USA INC	b	2.42%		01/09/19	10,000,000	9,995,314
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.40%		01/02/19	25,000,000	25,000,000
		2.81%		01/02/19	26,000,000	26,000,000
MACQUARIE BANK LTD	b	2.66%		02/06/19	35,000,000	34,910,167
	b	2.77%		02/25/19	4,000,000	3,983,500
MITSUBISHI UFJ TRUST AND BANKING CORP (SINGAPORE BRANCH)	b	2.62%		01/29/19	60,000,000	59,883,000
NATIONWIDE BUILDING SOCIETY	b	2.76%		02/20/19	39,000,000	38,854,552
NATIXIS (NEW YORK BRANCH)		2.56%		01/31/19	3,000,000	2,993,862
NRW BANK	b	2.65%		02/11/19	43,200,000	43,073,280
	b	2.71%		02/12/19	78,000,000	77,761,038
OVERSEA-CHINESE BANKING CORPORATION LTD	b	2.58%		03/11/19	24,000,000	23,884,400
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Schwab Cash Reserves  |  Annual Report
See financial notes

Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
SANTANDER UK PLC		2.35%		01/02/19	40,000,000	40,000,000
		2.43%		01/07/19	41,000,000	40,986,162
UNITED OVERSEAS BANK LTD	b	2.61%		02/01/19	14,000,000	13,969,783
						715,742,777
Certificates of Deposit 10.0%
BAYERISCHE LANDESBANK (NEW YORK BRANCH)		2.75%		01/15/19	77,000,000	77,000,000
BRANCH BANKING AND TRUST COMPANY		2.42%		01/02/19	47,000,000	47,000,000
		2.42%		01/03/19	47,000,000	47,000,000
		2.42%		01/04/19	24,000,000	24,000,000
CITIBANK NA (NEW YORK BRANCH)		2.35%		01/02/19	11,000,000	11,000,000
DZ BANK AG DEUTSCHE ZENTRAL GENOSSENSCHAFTSBANK (NEW YORK BRANCH)		2.73%		03/04/19	43,000,000	43,000,000
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.80%		01/02/19	30,000,000	30,000,000
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)		2.47%		02/22/19	4,500,000	4,500,000
		2.47%		02/26/19	35,000,000	35,000,000
MUFG BANK LTD (NEW YORK BRANCH)		2.47%		01/17/19	64,000,000	64,000,000
		2.46%		03/07/19	16,500,000	16,500,000
NATIONAL AUSTRALIA BANK LTD (LONDON BRANCH)		2.49%		03/12/19	25,000,000	25,000,000
NORDEA BANK ABP (NEW YORK BRANCH)		2.76%		03/11/19	65,000,000	65,000,000
NORINCHUKIN BANK (NEW YORK BRANCH)		2.35%		01/02/19	78,000,000	78,000,000
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)		2.53%		01/07/19	42,000,000	42,000,000
		2.43%		01/11/19	20,000,000	20,000,000
		2.45%		01/17/19	16,000,000	16,000,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)		2.60%		02/06/19	7,900,000	7,900,000
		2.65%		02/13/19	48,000,000	48,000,000
		2.70%		02/21/19	52,000,000	52,000,000
		2.76%		03/04/19	18,500,000	18,500,000
		2.82%		03/18/19	15,000,000	15,000,000
TORONTO-DOMINION BANK (NEW YORK BRANCH)		2.41%		01/22/19	40,000,000	40,000,000
						826,400,000
Non-Financial Company Commercial Paper 3.0%
AUTOMATIC DATA PROCESSING INC	b	2.38%		01/02/19	7,000,000	7,000,000
CARGILL GLOBAL FUNDING PLC	a,b	2.40%		01/04/19	5,000,000	4,999,333
CARGILL INC	b	2.39%		01/02/19	4,000,000	4,000,000
	b	2.40%		01/04/19	3,000,000	2,999,600
CHEVRON CORP	b	2.55%		01/15/19	85,000,000	84,922,036
SEATTLE WASHINGTON PORT OF	a	2.55%		01/16/19	75,000,000	75,000,000
TOTAL CAPITAL CANADA LTD	a,b	2.43%		01/04/19	69,000,000	68,990,685
WALMART INC	b	2.45%		01/07/19	3,400,000	3,398,843
						251,310,497
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Schwab Cash Reserves  |  Annual Report
See financial notes

Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Non-Negotiable Time Deposits 13.3%
ABN AMRO BANK NV (AMSTERDAM BRANCH)		2.40%		01/07/19	18,000,000	18,000,000
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD (LONDON BRANCH)		2.45%		01/03/19	245,000,000	245,000,000
CREDIT SUISSE AG (GRAND CAYMAN ISLANDS BRANCH)		2.42%		01/04/19	123,000,000	123,000,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.42%		01/02/19	100,000,000	100,000,000
NATIONAL BANK OF CANADA (MONTREAL BRANCH)		2.45%		01/03/19	81,000,000	81,000,000
NORTHERN TRUST CO (GRAND CAYMAN ISLANDS BRANCH)		2.34%		01/02/19	161,000,000	161,000,000
ROYAL BANK OF CANADA (TORONTO BRANCH)		2.45%		01/02/19	80,000,000	80,000,000
		2.45%		01/07/19	3,000,000	3,000,000
TORONTO-DOMINION BANK/THE (TORONTO BRANCH)		2.50%		01/02/19	132,000,000	132,000,000
		2.50%		01/03/19	155,000,000	155,000,000
		2.45%		01/07/19	3,000,000	3,000,000
						1,101,000,000
Total Fixed-Rate Obligations
(Cost $4,396,587,554)						4,396,587,554

Variable-Rate Obligations 8.3% of net assets
Asset-Backed Commercial Paper 0.6%
COLLATERALIZED COMMERCIAL PAPER CO LLC
(3 mo. USD-LIBOR + 0.10%)	a	2.52%		01/11/19	50,000,000	49,998,961
Financial Company Commercial Paper 1.0%
ING US FUNDING LLC
(1 mo. USD-LIBOR + 0.25%)	a	2.67%	01/14/19	02/12/19	80,750,000	80,754,863
Certificates of Deposit 3.0%
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.24%)		2.63%		01/03/19	61,681,000	61,681,188
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.21%)		2.71%		01/24/19	7,500,000	7,500,000
(1 mo. USD-LIBOR + 0.20%)		2.72%		01/31/19	5,000,000	5,000,000
MUFG BANK LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.23%)		2.73%	01/22/19	03/22/19	125,000,000	125,000,000
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.22%)		2.72%		01/22/19	28,000,000	28,000,000
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.37%)		2.82%		01/17/19	20,650,000	20,651,844
						247,833,032
Variable Rate Demand Notes 3.7%
CELLMARK, INC
TAXABLE NOTES SERIES 2018A (LOC: SWEDBANK AB)	c	2.51%		01/07/19	12,000,000	12,000,000
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Schwab Cash Reserves  |  Annual Report
See financial notes

Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
EDWARD-ELMHURST HEALTHCARE
TAXABLE BONDS SERIES 2018 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	17,200,000	17,200,000
GFRE HOLDINGS, LLC
VARIABLE RATE DEMAND NOTES SERIES 2009A (LOC: FEDERAL HOME LOAN BANKS)	c	2.47%		01/07/19	2,695,000	2,695,000
HARTFORD HEALTHCARE CORP
TAXABLE BONDS SERIES C (LOC: JPMORGAN CHASE BANK NA)	c	2.44%		01/07/19	36,000,000	36,000,000
HOWARD UNIV
TAXABLE BONDS SERIES 2016 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	53,130,000	53,130,000
LABCON NORTH AMERICA
TAXABLE BONDS SERIES 2010 (LOC: BANK OF THE WEST)	c	2.53%		01/07/19	1,090,000	1,090,000
Maine State Housing Auth
TAXABLE MORTGAGE PURCHASE RB SERIES 2017E (LIQ: BARCLAYS BANK PLC)	c	2.45%		01/07/19	50,000,000	50,000,000
NEW YORK STATE HFA
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2015B (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.48%		01/07/19	9,000,000	9,000,000
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2016A (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.45%		01/07/19	100,000,000	100,000,000
TENDERFOOT SEASONAL HOUSING, LLC
TAXABLE NOTES SERIES 2000B (LOC: WELLS FARGO BANK NA)	c	2.60%		01/07/19	3,000,000	3,000,000
YAVAPAI CNTY IDA
TAXABLE RB (DRAKE CEMENT) SERIES 2015 (LOC: BANK OF NOVA SCOTIA)	c	2.44%		01/07/19	22,375,000	22,375,000
						306,490,000
Total Variable-Rate Obligations
(Cost $685,076,856)						685,076,856
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 38.6% of net assets
U.S. Government Agency Repurchase Agreements* 9.6%
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $8,241,356, 4.50% - 5.00%, due 05/01/48 - 09/01/48)		2.96%		01/02/19	8,001,316	8,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $37,097,809, 1.88% - 6.25%, due 02/15/21 - 10/20/48)		2.47%		01/04/19	36,017,290	36,000,000
BMO CAPITAL MARKETS CORP
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $20,603,320, 2.16% - 6.05%, due 12/01/19 - 06/20/68)		2.90%		01/02/19	20,003,222	20,000,000
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Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $66,084,832, 0.00% - 6.50%, due 01/10/19 - 10/20/48)		3.00%		01/02/19	64,010,667	64,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $52,530,000, 4.00%, due 10/01/47)		3.00%		01/02/19	51,008,500	51,000,000
MIZUHO SECURITIES USA LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $42,036,283, 0.00% - 3.56%, due 01/11/19 - 07/01/28)		2.98%		01/02/19	41,006,788	41,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $125,662,514, 0.75% - 5.00%, due 07/15/19 - 10/20/48)		2.97%		01/02/19	123,020,295	123,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $111,258,540, 2.62% - 5.00%, due 11/01/28 - 03/20/66)		3.00%		01/02/19	108,018,000	108,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $71,104,134, 2.62% - 5.00%, due 02/01/33 - 01/01/49)		2.47%		01/04/19	69,033,139	69,000,000
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $13,417,338, 2.62% - 5.00%, due 01/15/38 - 06/01/51)		2.45%		01/07/19	13,017,694	13,000,000
Issued 12/19/18, repurchase date 01/09/19 (Collateralized by U.S. Government Agency Securities valued at $19,597,969, 4.00% - 5.00%, due 12/15/29 - 01/01/49)		2.45%		01/07/19	19,024,568	19,000,000
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Government Agency Securities valued at $39,219,912, 2.60% - 5.00%, due 12/15/29 - 01/01/49)		2.45%		01/07/19	38,031,033	38,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $214,275,707, 2.00% - 7.00%, due 02/01/19 - 12/01/48)		3.00%		01/02/19	206,034,333	206,000,000
						796,000,000
U.S. Treasury Repurchase Agreements 26.0%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $69,371,283, 1.75% - 2.38%, due 01/15/27 - 01/15/28)		2.90%		01/02/19	68,010,956	68,000,000
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $171,351,359, 0.00% - 4.25%, due 01/15/19 - 08/15/47)		2.95%		01/02/19	167,991,477	167,963,950
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Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $355,018,187, 1.00% - 8.13%, due 08/15/19 - 11/15/43)		2.95%		01/02/19	348,057,033	348,000,000
FEDERAL RESERVE BANK OF NEW YORK
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $1,402,175,269, 1.88%, due 09/30/22)		2.25%		01/02/19	1,402,175,250	1,402,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $166,287,249, 0.00% - 6.13%, due 03/28/19 - 11/15/46)		2.95%		01/02/19	163,026,714	163,000,000
						2,148,963,950
Other Repurchase Agreements** 3.0%
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $30,758,564, 0.00% - 9.46%, due 05/01/23 - 12/29/49)		2.70%		01/07/19	27,014,175	27,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $84,594,688, 2.79% - 7.76%, due 01/15/20 - 12/31/99)		2.70%		01/07/19	74,038,850	74,000,000
JP MORGAN SECURITIES LLC
Issued 11/27/18, repurchase date 05/28/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $55,363,181, 0.79% - 7.92%, due 03/16/35 - 05/25/58)		3.13%		04/01/19	48,521,667	48,000,000
RBC CAPITAL MARKETS LLC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $43,071,721, 1.25% - 7.75%, due 06/17/19 - 12/31/99)		2.50%		01/04/19	41,019,931	41,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $14,702,608, 2.38% - 4.70%, due 01/08/19 - 12/09/35)		2.49%		01/02/19	14,001,937	14,000,000
Issued 12/27/18, repurchase date 01/03/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $19,960,775, 2.05% - 3.95%, due 01/14/19 - 06/01/25)		2.55%		01/03/19	19,009,421	19,000,000
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Schwab Cash Reserves
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $9,454,704, 2.75% - 6.63%, due 07/28/21 - 09/19/46)		2.55%		01/07/19	9,004,463	9,000,000
Issued 10/25/18, repurchase date 04/23/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $19,850,093, 4.34% - 9.25%, due 04/22/30 - 01/19/38)		3.07%		04/05/19	17,234,855	17,000,000
						249,000,000
Total Repurchase Agreements
(Cost $3,193,963,950)						3,193,963,950
a	Credit-enhanced or liquidity-enhanced.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,259,207,530 or 27.3% of net assets.
c	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.
**	Collateralized via common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations or less frequently by higher rated U.S. Government Agency Securities and/ or U.S. Treasury Securities.

ABS —	Asset-backed securities
AUTH —	Authority
CNTY —	County
ETF —	Exchange-traded fund
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LIQ —	Liquidity agreement
LOC —	Letter of credit
RB —	Revenue bond
SIFMA —	Securities Industry and Financial Markets Association
VRDN —	Variable rate demand note

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Cash Reserves
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$5,081,664,410
Repurchase agreements, at cost and value (Note 2a)		3,193,963,950
Receivables:
Interest		5,831,540
Prepaid expenses	+	194,854
Total assets		8,281,654,754
Liabilities
Payables:
Investment adviser and administrator fees		2,200,338
Shareholder service fees		367,129
Independent trustees’ fees		150
Accrued expenses	+	700,563
Total liabilities		3,268,180
Net Assets
Total assets		8,281,654,754
Total liabilities	–	3,268,180
Net assets		$8,278,386,574
Net Assets by Source
Capital received from investors		8,278,479,284
Total distributable loss[1]		(92,710)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$8,278,386,574		8,276,665,893		$1.00

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 7 for additional information).
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Schwab Cash Reserves
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$292,642,862
Expenses
Investment adviser and administrator fees		49,208,258
Shareholder service fees		46,901,876
Registration fees		379,063
Custodian fees		353,605
Shareholder reports		352,012
Portfolio accounting fees		330,232
Transfer agent fees		164,884
Professional fees		99,187
Independent trustees’ fees		95,242
Other expenses	+	275,221
Total expenses		98,159,580
Expense reduction by CSIM and its affiliates	–	4,175,229
Net expenses	–	93,984,351
Net investment income		198,658,511
Realized Gains (Losses)
Net realized losses on investments		(92,710)
Increase in net assets resulting from operations		$198,565,801
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Schwab Cash Reserves
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$198,658,511	$221,317,297
Net realized gains (losses)	+	(92,710)	27,263
Increase in net assets from operations		198,565,801	221,344,560
Distributions to Shareholders1
Total distributions		($198,658,511)	($221,324,469)
Transactions in Fund Shares*
Shares sold		49,291,021,193	70,729,743,419
Shares reinvested		198,658,526	221,042,914
Shares redeemed	+	(77,107,283,571)	(75,557,493,995)
Net transactions in fund shares		(27,617,603,852)	(4,606,707,662)
Net Assets
Beginning of period		35,896,083,136	40,502,770,707
Total decrease	+	(27,617,696,562)	(4,606,687,571)
End of period		$8,278,386,574	$35,896,083,136
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $221,317,297 from net investment income and $7,172 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
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Schwab Cash Reserves
Financial Notes

1. Business Structure of the Fund:
Schwab Cash Reserves is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Cash Reserves	Schwab AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund®	Schwab California Municipal Money Fund
Schwab Retirement Advantage Money Fund®	Schwab New York Municipal Money Fund
Schwab Investor Money Fund®
Schwab Cash Reserves offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the fund adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Schwab Cash Reserves
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. Securities held by stable NAV money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the funds’ investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (the counterparty), usually a financial institution, with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash and/or U.S. government securities, fixed income securities, equity securities or other types of securities. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities, such as debt securities, equity securities and high yield securities that are rated below investment grade. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed or limited and the value of the collateral may decline. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.
As of December 31, 2018, the fund had investments in repurchase agreements with a gross value of $3,193,963,950 as disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities. The value of the related collateral disclosed in the Portfolio Holdings exceeded the value of the repurchase agreements at period end.
Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
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Schwab Cash Reserves
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. If the fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the
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Schwab Cash Reserves
Financial Notes (continued)

2. Significant Accounting Policies (continued):
amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Retail Money Market Fund Risk. The fund is a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund may involuntarily redeem any investor who is not a natural person. The fund will provide advance notice of its intent to make any such involuntary redemption. Neither the fund nor the investment adviser will be responsible for any loss or tax liability in an investor’s account resulting from such involuntary redemption. As a “retail money market fund,” the fund is permitted to value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. However, the fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the fund’s liquidity falls below required minimums because of market conditions or other factors.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The fund is currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high-yield securities that are rated below investment grade (Alternative Collateral). High-yield securities that are used as Alternative Collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that the fund will be unable to recover fully in the event of a counterparty’s default.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of
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Financial Notes (continued)

3. Risk Factors (continued):
the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Foreign Investment Risk. Although the fund may invest only in U.S. dollar denominated securities, the fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fee paid to CSIM by the fund was 0.31%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions, it provides to fund shareholders invested in the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.15%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.15% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund’s shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Contractual Expense Limitation
CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation) to 0.61%.
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2018, the fund’s total aggregate security transactions with other funds in the Fund Complex was $18,012,425 and includes realized gains (losses) of $0.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the fund’s investments was $8,275,628,360.
As of December 31, 2018, the fund had no undistributed earnings on a tax basis.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the fund had capital loss carryforwards of $92,710 with no expiration.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$198,658,511
Prior period distributions
Ordinary income	$221,324,469
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.
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Financial Notes (continued)

8. Subsequent Events:
At a meeting held on September 25, 2018, the Board of the trust approved the liquidation of Schwab Cash Reserves (the Fund). The Fund will redeem all of its outstanding shares on or about April 10, 2019, and distribute the proceeds to the Fund’s shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.
Other than the planned liquidation of the Fund as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Cash Reserves
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab Cash Reserves
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Cash Reserves (one of the funds constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None
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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
asset-backed commercial paper  A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies. Asset-backed commercial paper is subject to credit risk.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
collateralized mortgage obligation (CMO)  A type of security that is collateralized by pools of mortgages backed by government agencies or private issuers (non-agency). The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests, known as tranches. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
corporate note  An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
exchange-traded fund (ETF)  An investment fund that tracks an index, a commodity or a basket of assets, and trades on an exchange.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
repurchase agreement  (also known as a “repo”) The sale of a security combined with a simultaneous agreement to repurchase it at a predetermined date and price.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

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Schwab Cash Reserves
variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Cash Reserves
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Schwab Cash Reserves
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR31381-14
00224344

Annual Report  |  December 31, 2018
Schwab Retirement Government Money Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Retirement Government Money Fund  |  Annual Report

Schwab Retirement Government Money Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
Investors found some respite from the market tumult in money market funds. In November 2018, money market funds enjoyed their biggest inflows since December 2014, as investors sold stock and bond positions and sought stability amid heightened market volatility. Money market funds have long served as holding places for investors keeping an eye out for the next opportunity, and rising interest rates in recent years have benefited those who employ them as a dedicated allocation.
As one of the country’s largest money market fund managers, we at Charles Schwab Investment Management view money market funds as a foundational part of a diversified portfolio. In addition to offering liquidity and current income, the Schwab Retirement Government Money Fund seeks to provide preservation of capital. As part of this focus, the portfolio management team that oversees the Schwab Retirement Government Money Fund applies learnings from in depth credit research and analysis to help manage credit and interest rate risks. Additionally, the team evaluates stress testing designed to help them understand and prepare for a wide range of potential scenarios, including the impact of potential decreases or increases in short-term rates, widening of credit spreads, and downgrades and defaults among issuers.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

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Schwab Retirement Government Money Fund
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Retirement Government Money Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab Retirement Government Money Fund  |  Annual Report

Schwab Retirement Government Money Fund
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Lynn Paschen, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2011, Ms. Paschen held a number of positions at American Century Investments. She most recently was a portfolio manager and, from 2000 to 2003, worked as a fixed income trader. She has managed money market funds since 2003.

Nicole Perret-Gentil, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2016, Ms. Perret-Gentil worked at Freddie Mac for 15 years, most recently as a Senior Portfolio Manager where she managed and executed trades for a fixed income strategy. Prior to that role, she served as a Portfolio Manager performing fixed income analysis, a Senior Research Analyst for investor and dealer relations, a Senior Securities Operations Analyst in loan and securities operations, and a Lead Mortgage Securities Operations Specialist. She also worked at Merrill Lynch for a year as a Senior Specialist in fixed income global banking and investments.
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Schwab Retirement Government Money Fund  |  Annual Report

Schwab Retirement Government Money Fund

The Schwab Retirement Government Money Fund (the fund) seeks current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in U.S. government securities such as U.S. Treasury bills and notes, other obligations that are issued by the U.S. government, its agencies or instrumentalities, repurchase agreements, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies, or instrumentalities. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, investing at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash). For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, the fund’s weighted average maturity (WAM) began and ended the year at 25 days despite experiencing some variation throughout the reporting period with the WAM reaching a high of 40 days in late January and a low of 18 days in early April.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	25 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Retirement Government Money Fund  |  Annual Report

Schwab Retirement Government Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
Schwab Retirement Government Money Fund
Ticker Symbol	SNRXX
Minimum Initial Investment[1]	$1,000,000
Seven-Day Yield (with waivers)[2]	2.29%
Seven-Day Yield (without waivers)[2]	2.10%
Seven-Day Effective Yield (with waivers)[2]	2.31%

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Retirement Government Money Fund  |  Annual Report

Schwab Retirement Government Money Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab Retirement Government Money Fund
Actual Return	0.19%	$1,000.00	$1,009.80	$0.96
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.24	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Retirement Government Money Fund  |  Annual Report

Schwab Retirement Government Money Fund
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	5/17/16 [1]– 12/31/16
Per-Share Data
Net asset value at beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	0.01	0.00 [3]
Net realized and unrealized gains (losses)	0.00 [3]	0.00 [3]	(0.00) [3]
Total from investment operations	0.02	0.01	0.00 [3]
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	(0.00) [3]
Distributions from net realized gains	(0.00) [3]	—	—
Total distributions	(0.02)	(0.01)	(0.00) [3]
Net asset value at end of period	$1.00	$1.00	$1.00
Total return	1.69%	0.70%	0.11% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%	0.20% [5]	0.20% [6]
Gross operating expenses	0.38%	0.37%	0.43% [6]
Net investment income (loss)	1.68%	0.72%	0.20% [6]
Net assets, end of period (x 1,000,000)	$1,019	$876	$658

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
6
Annualized.
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Schwab Retirement Government Money Fund  |  Annual Report
See financial notes

Schwab Retirement Government Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 41.0% of net assets
U.S. Government Agency Debt 37.8%
FEDERAL HOME LOAN BANKS		2.23%		01/02/19	7,000,000	7,000,000
		2.23%		01/04/19	5,000,000	4,999,383
		2.26%		01/09/19	22,000,000	21,990,405
		2.30%		01/09/19	26,000,000	25,988,418
		2.35%		01/10/19	600,000	599,687
		2.25%		01/11/19	40,000,000	39,977,500
		2.36%		01/14/19	1,200,000	1,199,060
		1.25%		01/16/19	7,575,000	7,571,835
		2.33%		01/16/19	6,300,000	6,294,318
		2.30%		01/18/19	6,000,000	5,993,909
		2.31%		01/23/19	25,000,000	24,966,467
		2.39%		01/23/19	434,000	433,397
		2.30%		01/24/19	9,000,000	8,987,433
		2.31%		01/29/19	11,000,000	10,981,108
		2.40%		01/30/19	1,400,000	1,397,398
		2.41%		01/31/19	3,982,000	3,974,302
		2.43%		02/08/19	125,000	124,689
		2.38%		02/13/19	5,800,000	5,783,983
		2.40%		02/13/19	2,000,000	1,994,423
		2.45%		02/14/19	400,000	398,834
		2.42%		02/15/19	272,000	271,201
		2.41%		02/19/19	500,000	498,400
		2.45%		02/19/19	1,000,000	996,747
		2.39%		02/20/19	15,000,000	14,951,531
		2.40%		02/27/19	50,000,000	49,814,500
		2.47%		03/01/19	700,000	697,226
		2.42%		03/13/19	25,000,000	24,883,090
		2.43%		03/13/19	500,000	497,657
		2.42%		03/15/19	50,000,000	49,759,700
		1.38%		03/18/19	6,750,000	6,734,890
		2.42%		03/22/19	20,000,000	19,894,228
		1.63%		06/14/19	25,000,000	24,900,010
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See financial notes

Schwab Retirement Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
FEDERAL HOME LOAN MORTGAGE CORPORATION		1.13%		04/15/19	5,000,000	4,980,333
FEDERAL NATIONAL MORTGAGE ASSOCIATION		1.38%		01/28/19	5,000,000	4,996,351
						384,532,413
U.S. Treasury Debt 3.2%
UNITED STATES TREASURY		0.75%		02/15/19	9,000,000	8,982,070
		1.38%		02/28/19	24,000,000	23,962,329
						32,944,399
Total Fixed-Rate Obligations
(Cost $417,476,812)						417,476,812

Variable-Rate Obligations 21.7% of net assets
U.S. Government Agency Debt 21.7%
FEDERAL HOME LOAN BANKS
(1 mo. USD-LIBOR - 0.14%)		2.21%		01/02/19	15,000,000	15,000,000
(1 mo. USD-LIBOR - 0.11%)		2.24%		01/04/19	1,700,000	1,700,000
(1 mo. USD-LIBOR - 0.09%)		2.35%		01/14/19	12,600,000	12,600,009
(1 mo. USD-LIBOR - 0.13%)		2.38%		01/25/19	10,000,000	10,000,000
(1 mo. USD-LIBOR - 0.07%)		2.33%	01/11/19	02/11/19	10,000,000	10,000,000
(1 mo. USD-LIBOR - 0.13%)		2.30%	01/12/19	02/12/19	10,000,000	10,000,000
(1 mo. USD-LIBOR - 0.11%)		2.39%	01/22/19	02/22/19	15,000,000	15,000,000
(1 mo. USD-LIBOR - 0.07%)		2.44%	01/25/19	02/25/19	7,500,000	7,500,000
(1 mo. USD-LIBOR - 0.08%)		2.39%	01/19/19	03/19/19	15,000,000	15,000,417
(1 mo. USD-LIBOR - 0.06%)		2.45%	01/28/19	03/28/19	10,000,000	10,000,000
(3 mo. USD-LIBOR - 0.32%)		2.09%	01/09/19	04/09/19	10,000,000	9,995,915
(3 mo. USD-LIBOR - 0.32%)		2.11%	01/12/19	04/12/19	15,000,000	15,000,000
(1 mo. USD-LIBOR - 0.14%)		2.25%	01/09/19	05/09/19	1,000,000	999,908
(SOFR + 0.04%)		2.50%	01/02/19	05/15/19	10,000,000	10,000,000
(3 mo. USD-LIBOR - 0.16%)		2.59%	03/05/19	06/05/19	13,000,000	13,001,456
(SOFR + 0.04%)		2.50%	01/02/19	06/21/19	5,000,000	5,000,000
(SOFR + 0.06%)		2.52%	01/02/19	09/10/19	5,000,000	5,000,000
(1 mo. USD-LIBOR - 0.08%)		2.27%	01/02/19	10/01/19	25,000,000	25,000,000
(1 mo. USD-LIBOR - 0.03%)		2.45%	01/20/19	04/20/20	18,000,000	18,000,000
FEDERAL HOME LOAN MORTGAGE CORPORATION
(SOFR + 0.03%)		2.49%	01/02/19	05/08/19	2,000,000	2,000,000
(SOFR + 0.03%)		2.49%	01/02/19	06/19/19	10,000,000	10,000,000
Total Variable-Rate Obligations
(Cost $220,797,705)						220,797,705
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Schwab Retirement Government Money Fund  |  Annual Report
See financial notes

Schwab Retirement Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 37.4% of net assets
U.S. Government Agency Repurchase Agreements* 29.0%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $103,508,554, 3.00% - 5.00%, due 03/01/47 - 12/01/48)		2.92%		01/02/19	100,493,742	100,477,442
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $1,030,169, 5.00%, due 05/01/48)		2.96%		01/02/19	1,000,164	1,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $11,335,443, 4.50%, due 09/01/48)		2.47%		01/04/19	11,005,283	11,000,000
BMO CAPITAL MARKETS CORP
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $2,060,332, 3.76% - 4.50%, due 12/01/40 - 12/15/53)		2.90%		01/02/19	2,000,322	2,000,000
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $8,371,144, 2.13% - 4.50%, due 03/15/21 - 11/01/48)		3.00%		01/02/19	8,001,333	8,000,000
JP MORGAN SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $35,020,000, 3.00% - 5.50%, due 04/01/25 - 12/20/48)		3.00%		01/02/19	34,005,667	34,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $6,180,001, 4.00%, due 10/01/47)		3.00%		01/02/19	6,001,000	6,000,000
MIZUHO SECURITIES USA LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $7,140,021, 2.63%, due 12/31/23)		2.98%		01/02/19	7,001,159	7,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $51,058,466, 0.63% - 4.50%, due 04/30/19 - 10/20/48)		2.97%		01/02/19	50,008,250	50,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $10,301,717, 2.62% - 5.00%, due 08/01/47 - 06/01/51)		3.00%		01/02/19	10,001,667	10,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $25,762,367, 2.62% - 5.00%, due 12/15/29 - 06/01/51)		2.47%		01/04/19	25,012,007	25,000,000
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $10,321,030, 3.50% - 5.00%, due 08/01/42 - 11/15/59)		2.45%		01/07/19	10,013,611	10,000,000
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Schwab Retirement Government Money Fund  |  Annual Report
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Schwab Retirement Government Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Government Agency Securities valued at $5,160,515, 2.62% - 5.00%, due 02/01/33 - 06/01/51)		2.45%		01/07/19	5,004,083	5,000,000
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $27,044,507, 4.00% - 4.50%, due 09/01/48 - 11/01/48)		3.00%		01/02/19	26,004,333	26,000,000
						295,477,442
U.S. Treasury Repurchase Agreement 8.4%
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $87,734,406, 0.00% - 2.00%, due 03/07/19 - 08/15/25)		2.95%		01/02/19	86,014,094	86,000,000
Total Repurchase Agreements
(Cost $381,477,442)						381,477,442
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.

LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Retirement Government Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at cost and value (Note 2a)		$638,274,517
Repurchase agreements, at cost and value (Note 2a)		381,477,442
Receivables:
Interest		738,821
Fund shares sold		667,387
Prepaid expenses	+	10,930
Total assets		1,021,169,097
Liabilities
Payables:
Investment adviser and administrator fees		136,609
Independent trustees’ fees		39
Distributions to shareholders		1,589,056
Fund shares redeemed		280,196
Accrued expenses	+	109,936
Total liabilities		2,115,836
Net Assets
Total assets		1,021,169,097
Total liabilities	–	2,115,836
Net assets		$1,019,053,261
Net Assets by Source
Capital received from investors		1,019,053,261

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,019,053,261		1,019,052,587		$1.00

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Schwab Retirement Government Money Fund  |  Annual Report
See financial notes

Schwab Retirement Government Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$17,823,022
Expenses
Investment adviser and administrator fees		3,336,834
Portfolio accounting fees		90,499
Professional fees		41,878
Independent trustees’ fees		32,371
Registration fees		27,270
Custodian fees		23,503
Shareholder reports		15,048
Transfer agent fees		10,916
Other expenses	+	14,341
Total expenses		3,592,660
Expense reduction by CSIM and its affiliates	–	1,781,235
Net expenses	–	1,811,425
Net investment income		16,011,597
Realized Gains (Losses)
Net realized gains on investments		3,816
Increase in net assets resulting from operations		$16,015,413
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Schwab Retirement Government Money Fund  |  Annual Report
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Schwab Retirement Government Money Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$16,011,597	$5,774,962
Net realized gains	+	3,816	1,688
Increase in net assets from operations		16,015,413	5,776,650
Distributions to Shareholders1
Total distributions		($16,014,446)	($5,774,962)
Transactions in Fund Shares*
Shares sold		411,750,099	461,451,824
Shares reinvested		6,688,914	2,257,581
Shares redeemed	+	(275,092,209)	(245,974,384)
Net transactions in fund shares		143,346,804	217,735,021
Net Assets
Beginning of period		875,705,490	657,968,781
Total increase	+	143,347,771	217,736,709
End of period		$1,019,053,261	$875,705,490
*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $5,774,962 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
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Schwab Retirement Government Money Fund  |  Annual Report
See financial notes

Schwab Retirement Government Money Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Retirement Government Money Fund is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Cash Reserves	Schwab AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund®	Schwab California Municipal Money Fund
Schwab Retirement Advantage Money Fund®	Schwab New York Municipal Money Fund
Schwab Investor Money Fund®
Schwab Retirement Government Money Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the fund adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Schwab Retirement Government Money Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. Securities held by stable NAV money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the fund’s investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (the counterparty), usually a financial institution, with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash and/or U.S. government securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed or limited and the value of the collateral may decline. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.
As of December 31, 2018, the fund had investments in repurchase agreements with a gross value of $381,477,442 as disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities. The value of the related collateral disclosed in the Portfolio Holdings exceeded the value of the repurchase agreements at period end.
Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If the fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities
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Schwab Retirement Government Money Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.
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Schwab Retirement Government Money Fund
Financial Notes (continued)

3. Risk Factors:
Investment Risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low or may even be negative, which may make it difficult for the fund to pay expenses out of fund assets or maintain a stable $1.00 share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The fund is currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Stable Net Asset Value Risk. If the fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the market place), the fund could experience increased redemptions, which may adversely impact the fund’s share price. The fund is permitted, among other things, to reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
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Schwab Retirement Government Money Fund
Financial Notes (continued)

3. Risk Factors (continued):
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fee paid to CSIM by the fund was 0.35%, as a percentage of the fund’s average daily net assets.
Contractual Expense Limitation
CSIM and its affiliates have made an additional agreement with the Schwab Retirement Government Money Fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation) to 0.19%.
Shareholder Concentration
Certain accounts may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs. Please refer to note 3 for more information on redemption risk. As of December 31, 2018, one shareholder of the fund owned 20% of the fund’s outstanding shares.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Schwab Retirement Government Money Fund
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the fund’s investments was $1,019,751,959.
As of December 31, 2018, the fund had no undistributed earnings on a tax basis.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the fund had no capital loss carryforwards available to offset future net capital gains. As of December 31, 2018, the fund had $293 of capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$16,014,446
Prior period distributions
Ordinary income	$5,774,962
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

8. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Retirement Government Money Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab Retirement Government Money Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Retirement Government Money Fund (one of the funds constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Schwab Retirement Government Money Fund
Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $94 as long-term capital gain dividends for the fiscal year ended December 31, 2018.
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Schwab Retirement Government Money Fund
Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None
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Schwab Retirement Government Money Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Schwab Retirement Government Money Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None
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Schwab Retirement Government Money Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
asset-backed commercial paper  A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies. Asset-backed commercial paper is subject to credit risk.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
collateralized mortgage obligation (CMO)  A type of security that is collateralized by pools of mortgages backed by government agencies or private issuers (non-agency). The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests, known as tranches. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
corporate note  An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
exchange-traded fund (ETF)  An investment fund that tracks an index, a commodity or a basket of assets, and trades on an exchange.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
repurchase agreement  (also known as a “repo”) The sale of a security combined with a simultaneous agreement to repurchase it at a predetermined date and price.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

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Schwab Retirement Government Money Fund
variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Retirement Government Money Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Schwab Retirement Government Money Fund  |  Annual Report

Notes

Schwab Retirement Government Money Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR95514-02
00224345

Annual Report  |  December 31, 2018
Schwab Variable Share Price Money Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Variable Share Price Money Fund  |  Annual Report

Schwab Variable Share Price Money Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
Investors found some respite from the market tumult in money market funds. In November 2018, money market funds enjoyed their biggest inflows since December 2014, as investors sold stock and bond positions and sought stability amid heightened market volatility. Money market funds have long served as holding places for investors keeping an eye out for the next opportunity, and rising interest rates in recent years have benefited those who employ them as a dedicated allocation.
As one of the country’s largest money market fund managers, we at Charles Schwab Investment Management view money market funds as a foundational part of a diversified portfolio. In addition to offering liquidity and current income, the Schwab Variable Share Price Money Fund seeks to provide preservation of capital. As part of this focus, the portfolio management team that oversees the Schwab Variable Share Price Money Fund applies learnings from in depth credit research and analysis to help manage credit and interest rate risks. Additionally, the team evaluates stress testing designed to help them understand and prepare for a wide range of potential scenarios, including the impact of potential decreases or increases in short-term rates, widening of credit spreads, and downgrades and defaults among issuers.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

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Schwab Variable Share Price Money Fund
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Variable Share Price Money Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab Variable Share Price Money Fund  |  Annual Report

Schwab Variable Share Price Money Fund
Fund Management

Linda Klingman, Vice President and Head of Money Market Strategies, leads the portfolio management team of Schwab’s money market funds. Ms. Klingman also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management. She has managed money market funds since 1988.

Michael Lin, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he spent three years at American Century Investments, most recently as a senior trader of the taxable money market funds.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Jonathan Feske, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He previously was responsible for credit and investment research for global banks for CSIM’s taxable bond and money funds. Prior to joining CSIM in 2011, Mr. Feske was a high-yield bond analyst for more than two years at Miller Tabak Roberts Securities, a boutique corporate bond broker-dealer, which is now part of GMP Capital. He covered both U.S. and emerging market credits, focusing on distressed situations in various industrial sectors. Previously, Mr. Feske was employed in the securities industry as an equity trader for three years.
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Schwab Variable Share Price Money Fund  |  Annual Report

Schwab Variable Share Price Money Fund

The Schwab Variable Share Price Money Fund (the fund) seeks current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, promissory notes, certificates of deposit and time deposits, variable- and floating-rate debt securities, bank notes and bankers’ acceptances, repurchase agreements, and obligations issued by the U.S. government, its agencies, or instrumentalities. Unlike a traditional stable share price money market fund, the fund will not use the amortized cost method of valuation or round the per share net asset value (NAV) to the nearest whole cent and does not seek to maintain a stable share price. As a result, the fund’s share price, which is its NAV, will vary and reflect the effects of unrealized appreciation and depreciation and realized losses and gains. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period ended December 31, 2018, yields on taxable money market funds rose. Following three 0.25% rate hikes in 2017, the Federal Reserve (Fed) instituted four more during the reporting period—in March, June, September and December—citing continued confidence in the U.S. labor market and the overall economy as well as inflation remaining in check. The federal funds rate ended the reporting period in a target range of 2.25% to 2.50%. Following its December meeting, however, the Fed signaled that it would take a more cautious approach to rate hikes going forward. Equity markets fell steeply in the last quarter of the reporting period—particularly in December—as investor anxiety rose on multiple fronts, including the direction of U.S. monetary policy, the slow progress of trade negotiations between China and the U.S., and the prospect of a global economic slowdown.
The U.S. bond yield curve flattened over most of the reporting period. Over the last two months of the reporting period, however, demand for longer-term Treasuries rose as investors sought safer havens, driving yields lower. The 10-year Treasury yield, which began the year at 2.40%, peaked at 3.24% in early November as stock indices hit record highs and ended the year at 2.69%.
Outside the U.S., monetary policies remained mostly accommodative, although in some cases, given signs of rising inflation, central banks tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December 2018 reiterated that it would likely maintain those rates through next summer. The Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. The Bank of England, however, raised its key official bank rate from 0.50% to 0.75% in August 2018, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
Performance, Positioning, and Strategies. Throughout the reporting period, the fund’s investment adviser remained focused on seeking liquidity and stability of capital. All issuers in which the fund invests continue to undergo a rigorous credit review process and ongoing monitoring. In expectation of and response to the Fed’s short-term interest rate increases, the fund’s weighted average maturity (WAM) remained relatively unchanged, beginning the reporting period at 28 days and ending at 26 days.

Portfolio Composition By Effective Maturity % of Investments1
Portfolio Composition by Security Type % of Investments3

Statistics
Weighted Average Maturity[2]	26 Days
Management views and portfolio holdings may have changed since the report date.
[1]	Maturity shown is the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Variable Share Price Money Fund  |  Annual Report

Schwab Variable Share Price Money Fund
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/schwabfunds_prospectus.

Seven-Day Average Yield Trend for Previous 12 Months

Seven-Day Yields
The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.
Schwab Variable Share Price Money Fund
Ultra Shares
Ticker Symbol	SVUXX
Minimum Initial Investment[1]	$1,000,000
Seven-Day Yield (with waivers)[2]	2.45%
Seven-Day Yield (without waivers)[2]	2.30%
Seven-Day Effective Yield (with waivers)[2]	2.48%

You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	The Seven-Day Yield (with waivers) is the average income paid out over the previous seven days assuming interest income is not reinvested and it reflects the effect of any applicable waivers. Absent such waivers, the fund’s yield would have been lower. The Seven-Day Yield (without waivers) is the yield without the effect of any applicable waivers. The Seven-Day Effective Yield is the yield with waivers assuming that all interest income is reinvested in additional shares of the fund. For additional details, see financial note 4.
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Schwab Variable Share Price Money Fund  |  Annual Report

Schwab Variable Share Price Money Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab Variable Share Price Money Fund
Ultra Shares
Actual Return	0.19%	$1,000.00	$1,010.70	$0.96
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.24	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Variable Share Price Money Fund  |  Annual Report

Schwab Variable Share Price Money Fund
Financial Statements
Financial Highlights
Ultra Shares	1/1/18– 12/31/18	1/1/17– 12/31/17	2/25/16 [1]– 12/31/16
Per-Share Data
Net asset value at beginning of period	$1.0001	$1.0003	$1.0000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.0201	0.0103	0.0042
Net realized and unrealized gains (losses)	(0.0009)	(0.0006)	(0.0003)
Total from investment operations	0.0192	0.0097	0.0039
Less distributions:
Distributions from net investment income	(0.0191)	(0.0099)	(0.0036)
Distributions from net realized gains	—	—	— [3]
Total distributions	(0.0191)	(0.0099)	(0.0036)
Net asset value at end of period	$1.0002	$1.0001	$1.0003
Total return	1.94%	0.97%	0.39% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%	0.20% [5]	0.21% [6]
Gross operating expenses	0.35%	0.40%	0.44% [6]
Net investment income (loss)	2.01%	1.03%	0.49% [6]
Net assets, end of period (x 1,000,000)	$3,796	$1,327	$578

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per share amount was less than $0.00005.
4
Not annualized.
5
Effective October 3, 2017, the contractual expense limitation changed. The ratio presented for period ended December 31, 2017 is a blended ratio.
6
Annualized.
8
Schwab Variable Share Price Money Fund  |  Annual Report
See financial notes

Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available immediately upon filing. The fund also makes available its complete schedule of portfolio holdings 5 business days after month end on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.
For fixed-rate obligations and repurchase agreements, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The date shown in the maturity date column below is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is also disclosed. If the effective maturity and maturity date are the same, the date will only appear in the maturity date column.
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
Fixed-Rate Obligations 46.9% of net assets
Asset-Backed Commercial Paper 20.2%
ALPINE SECURITIZATION LLC	a,b	2.73%		02/21/19	37,000,000	36,858,372
	a,b	2.84%		02/28/19	1,000,000	995,593
ATLANTIC ASSET SECURITIZATION LLC	a,b	2.82%		03/04/19	4,900,000	4,876,625
	a,b	2.92%		03/27/19	10,000,000	9,931,033
BARTON CAPITAL SA	a,b	2.43%		01/03/19	9,000,000	8,998,267
	a,b	2.43%		01/09/19	15,800,000	15,790,492
	a,b	2.68%		02/07/19	1,000,000	997,232
	a,b	2.72%		02/12/19	1,500,000	1,495,259
	a,b	2.74%		03/04/19	8,500,000	8,457,398
	a,b	2.75%		03/04/19	1,600,000	1,591,981
BEDFORD ROW FUNDING CORP	a,b	2.53%		02/26/19	5,000,000	4,979,147
BENNINGTON STARK CAPITAL COMPANY LLC	a,b	2.65%		01/03/19	1,200,000	1,199,749
	a,b	2.67%		01/28/19	7,000,000	6,986,002
	a,b	2.72%		02/01/19	6,000,000	5,986,229
CAFCO LLC	a,b	2.50%		01/11/19	10,000,000	9,992,575
	a,b	2.84%		03/12/19	28,000,000	27,848,691
CANCARA ASSET SECURITISATION LLC	a,b	2.86%		03/22/19	20,000,000	19,871,210
CHARIOT FUNDING LLC	a,b	2.32%		01/09/19	10,000,000	9,993,792
	a,b	2.69%		03/01/19	23,000,000	22,897,842
	a,b	2.99%		06/10/19	5,000,000	4,933,655
	a,b	3.03%		06/12/19	500,000	493,274
CHARTA LLC	a,b	2.48%		01/22/19	4,000,000	3,993,772
	a,b	2.51%		02/13/19	20,000,000	19,935,809
	a,b	2.70%		02/25/19	8,500,000	8,464,697
	a,b	2.84%		03/15/19	6,000,000	5,965,787
COLLATERALIZED COMMERCIAL PAPER CO LLC	a	2.52%		01/23/19	23,000,000	22,962,794
	a	2.52%		01/24/19	2,000,000	1,996,620
COLLATERALIZED COMMERCIAL PAPER II CO LLC	a,b	2.51%		01/03/19	7,000,000	6,998,565
	a,b	2.52%		01/29/19	5,000,000	4,989,721
9
Schwab Variable Share Price Money Fund  |  Annual Report
See financial notes

Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
CRC FUNDING LLC	a,b	2.37%		01/14/19	11,000,000	10,989,301
	a,b	2.45%		01/16/19	17,000,000	16,981,051
	a,b	2.84%		03/13/19	10,000,000	9,945,180
CROWN POINT CAPITAL COMPANY LLC	a,b	2.52%		01/22/19	4,500,000	4,499,942
	a,b	2.62%		02/04/19	10,000,000	9,974,333
	a,b	2.84%		03/07/19	14,000,000	13,929,596
	a,b	2.87%		03/11/19	19,000,000	18,897,479
GOTHAM FUNDING CORP	a,b	2.84%		03/13/19	50,000,000	49,724,300
KELLS FUNDING LLC	a,b	2.42%		01/29/19	20,000,000	19,958,884
	a,b	2.45%		01/30/19	9,500,000	9,479,773
	a,b	2.67%		02/19/19	41,500,000	41,361,494
LEXINGTON PARKER CAPITAL COMPANY LLC	a,b	2.72%		02/01/19	17,000,000	16,960,893
LMA AMERICAS LLC	a,b	2.65%		02/04/19	3,400,000	3,391,429
	a,b	2.77%		02/25/19	8,000,000	7,966,674
	a,b	2.74%		03/01/19	18,000,000	17,919,150
	a,b	2.74%		03/04/19	3,000,000	2,985,725
	a,b	2.87%		03/07/19	500,000	497,486
MANHATTAN ASSET FUNDING COMPANY LLC	a,b	2.43%		01/07/19	33,000,000	32,984,119
	a,b	2.85%		03/08/19	3,000,000	2,984,551
NIEUW AMSTERDAM RECEIVABLES CORP	a,b	2.80%		03/05/19	17,000,000	16,916,617
OLD LINE FUNDING LLC	a,b	2.47%		02/20/19	20,200,000	20,124,681
	a,b	2.83%		04/23/19	20,000,000	19,817,944
PRICOA SHORT TERM FUNDING LLC	a,b	2.80%		04/05/19	5,000,000	4,962,554
RIDGEFIELD FUNDING COMPANY LLC	a,b	2.47%		01/07/19	3,500,000	3,498,316
	a,b	2.52%		01/15/19	5,000,000	4,994,781
	a,b	2.67%		02/01/19	14,000,000	13,967,968
	a,b	2.69%		02/01/19	1,000,000	997,712
	a,b	2.72%		02/08/19	2,000,000	1,994,358
	a,b	2.74%		02/13/19	6,000,000	5,980,743
	a,b	2.72%		02/19/19	1,000,000	996,331
	a,b	2.86%		03/11/19	4,000,000	3,978,572
SHEFFIELD RECEIVABLES COMPANY LLC	a,b	2.72%		02/27/19	22,000,000	21,905,328
STARBIRD FUNDING CORP	a,b	2.85%		03/11/19	10,000,000	9,946,372
	a,b	2.85%		03/12/19	10,000,000	9,945,409
VERSAILLES COMMERCIAL PAPER LLC	a,b	2.42%		01/04/19	2,250,000	2,249,384
	a,b	2.62%		02/06/19	14,000,000	13,962,661
	a,b	2.85%		03/04/19	2,500,000	2,487,838
VICTORY RECEIVABLES CORP	a,b	2.42%		01/03/19	35,000,000	34,992,694
	a,b	2.44%		01/10/19	1,000,000	999,294
	a,b	2.44%		01/17/19	1,000,000	998,787
						767,631,887
Financial Company Commercial Paper 4.4%
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD	b	2.49%		03/12/19	16,000,000	15,915,463
BPCE SA	b	2.42%		01/02/19	9,000,000	8,998,771
10
Schwab Variable Share Price Money Fund  |  Annual Report
See financial notes

Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
HSBC USA INC	b	2.42%		01/09/19	10,000,000	9,993,912
	b	2.49%		01/18/19	9,000,000	8,988,683
ING US FUNDING LLC	a	2.52%		01/31/19	2,500,000	2,494,450
JP MORGAN SECURITIES LLC		2.48%		02/04/19	10,000,000	9,974,800
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.81%		01/02/19	10,000,000	9,998,676
MACQUARIE BANK LTD	b	2.66%		02/06/19	16,000,000	15,956,373
	b	2.77%		02/25/19	1,000,000	995,755
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)	b	2.89%		03/25/19	1,800,000	1,788,135
NATIONWIDE BUILDING SOCIETY	b	2.68%		02/07/19	15,000,000	14,958,960
	b	2.76%		02/20/19	3,000,000	2,988,665
OVERSEA-CHINESE BANKING CORPORATION LTD	b	2.47%		02/19/19	3,500,000	3,486,982
	b	2.58%		03/11/19	9,000,000	8,952,260
SANTANDER UK PLC		2.35%		01/02/19	1,000,000	999,867
		2.43%		01/07/19	36,000,000	35,983,158
SUMITOMO MITSUI TRUST BANK LTD (SINGAPORE BRANCH)	b	2.87%		03/22/19	3,000,000	2,981,174
UBS AG (LONDON BRANCH)	b	2.64%		04/12/19	5,000,000	4,959,724
UNITED OVERSEAS BANK LTD	b	2.51%		02/13/19	5,000,000	4,983,983
						165,399,791
Certificates of Deposit 13.7%
BANK OF MONTREAL (CHICAGO BRANCH)		2.44%		01/17/19	2,000,000	1,999,920
BAYERISCHE LANDESBANK (NEW YORK BRANCH)		2.44%		01/03/19	4,000,000	3,999,993
		2.75%		01/15/19	33,000,000	33,002,518
BRANCH BANKING AND TRUST COMPANY		2.42%		01/03/19	22,000,000	21,999,987
		2.42%		01/04/19	34,000,000	33,999,960
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)		2.52%		03/26/19	10,000,000	9,996,187
CITIBANK NA (NEW YORK BRANCH)		2.74%		03/21/19	10,000,000	9,999,328
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)		2.43%		02/04/19	16,000,000	15,998,173
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK(NEW YORK BRANCH)		2.40%		01/04/19	7,000,000	6,999,991
CREDIT SUISSE AG (NEW YORK BRANCH)		2.63%		04/05/19	15,000,000	14,991,007
DNB BANK ASA (NEW YORK BRANCH)		2.40%		01/17/19	16,000,000	15,999,797
LANDESBANK BADEN WUERTTEMBERG (NEW YORK BRANCH)		2.80%		01/02/19	13,000,000	13,000,267
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)		2.45%		01/17/19	16,500,000	16,499,545
		2.45%		01/31/19	4,000,000	3,999,596
		2.47%		02/22/19	10,500,000	10,496,606
		2.47%		02/26/19	1,000,000	999,618
		2.47%		02/27/19	3,000,000	2,998,804
MIZUHO BANK LTD (NEW YORK BRANCH)		2.48%		01/15/19	1,500,000	1,500,007
		2.60%		02/05/19	1,500,000	1,500,072
		2.66%		02/07/19	15,000,000	15,001,624
11
Schwab Variable Share Price Money Fund  |  Annual Report
See financial notes

Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
		2.66%		02/11/19	14,500,000	14,501,470
		2.82%		03/14/19	2,000,000	2,000,441
MUFG BANK LTD (NEW YORK BRANCH)		2.46%		01/23/19	7,000,000	6,999,772
		2.45%		02/04/19	8,000,000	7,998,996
		2.85%		04/23/19	11,000,000	11,000,741
		2.83%		05/01/19	2,500,000	2,499,828
NATIONAL AUSTRALIA BANK LTD (LONDON BRANCH)		2.49%		03/12/19	25,000,000	24,990,126
NORDEA BANK ABP (NEW YORK BRANCH)		2.37%		01/04/19	43,000,000	42,999,882
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)		2.43%		01/11/19	5,000,000	4,999,892
		2.45%		01/17/19	3,000,000	2,999,859
		2.65%		02/19/19	16,000,000	15,999,140
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)		2.45%		01/25/19	17,500,000	17,499,470
		2.47%		02/04/19	28,000,000	27,998,404
		2.76%		03/07/19	6,000,000	6,001,445
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)		2.50%		01/17/19	1,000,000	999,998
		2.60%		02/01/19	18,000,000	18,000,730
		2.70%		02/21/19	8,000,000	8,000,940
		2.76%		03/04/19	4,500,000	4,500,740
		2.77%		03/08/19	4,000,000	4,000,564
		2.80%		03/12/19	13,000,000	13,001,964
TORONTO-DOMINION BANK (NEW YORK BRANCH)		2.41%		01/22/19	29,000,000	28,998,601
		2.43%		02/01/19	7,000,000	6,999,256
		2.45%		02/07/19	11,000,000	10,998,525
						518,973,784
Other Instruments 1.2%
BANK OF AMERICA NA		2.47%		02/05/19	22,000,000	22,001,017
		2.62%		04/08/19	25,000,000	25,006,058
						47,007,075
Non-Financial Company Commercial Paper 0.7%
AUTOMATIC DATA PROCESSING INC	b	2.38%		01/02/19	5,000,000	4,999,338
CARGILL GLOBAL FUNDING PLC	a,b	2.40%		01/04/19	3,000,000	2,999,211
CARGILL INC	b	2.39%		01/02/19	2,000,000	1,999,739
	b	2.40%		01/04/19	1,000,000	999,737
TOYOTA CREDIT CANADA INC		2.76%		03/04/19	15,000,000	14,931,855
						25,929,880
Non-Negotiable Time Deposits 6.7%
ABN AMRO BANK NV (AMSTERDAM BRANCH)		2.40%		01/07/19	9,000,000	8,999,550
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD (LONDON BRANCH)		2.45%		01/03/19	81,000,000	81,000,000
MIZUHO BANK LTD (NEW YORK BRANCH)		2.42%		01/02/19	26,000,000	26,000,000
NATIONAL BANK OF CANADA (MONTREAL BRANCH)		2.45%		01/03/19	20,000,000	20,000,000
12
Schwab Variable Share Price Money Fund  |  Annual Report
See financial notes

Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
NORTHERN TRUST CO (GRAND CAYMAN ISLANDS BRANCH)		2.34%		01/02/19	47,000,000	47,000,000
ROYAL BANK OF CANADA (TORONTO BRANCH)		2.45%		01/02/19	35,000,000	35,000,000
TORONTO-DOMINION BANK/THE (TORONTO BRANCH)		2.50%		01/02/19	9,000,000	9,000,000
		2.50%		01/03/19	29,000,000	29,000,000
						255,999,550
Total Fixed-Rate Obligations
(Cost $1,781,116,556)						1,780,941,967

Variable-Rate Obligations 21.2% of net assets
Asset-Backed Commercial Paper 2.0%
COLLATERALIZED COMMERCIAL PAPER CO LLC
(1 mo. USD-LIBOR + 0.15%)	a	2.62%	01/22/19	02/20/19	28,000,000	27,998,180
(3 mo. USD-LIBOR + 0.12%)	a	2.90%	03/14/19	06/14/19	4,000,000	4,000,246
COLLATERALIZED COMMERCIAL PAPER II CO LLC
(1 mo. USD-LIBOR + 0.15%)	a,b	2.62%	01/22/19	02/20/19	16,000,000	15,998,960
(3 mo. USD-LIBOR + 0.12%)	a,b	2.90%	03/14/19	06/14/19	10,000,000	10,000,614
OLD LINE FUNDING LLC
(1 mo. USD-LIBOR + 0.15%)	a,b	2.66%	01/25/19	03/25/19	17,000,000	17,001,870
						74,999,870
Financial Company Commercial Paper 1.7%
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD
(1 mo. USD-LIBOR + 0.12%)	b	2.50%	01/07/19	03/06/19	15,000,000	15,000,720
HSBC BANK PLC
(3 mo. USD-LIBOR + 0.15%)	b	2.64%	01/25/19	04/25/19	16,000,000	16,000,656
HSBC USA INC
(1 mo. USD-LIBOR + 0.29%)	b	2.75%	01/17/19	05/17/19	5,000,000	5,000,595
ING US FUNDING LLC
(3 mo. USD-LIBOR + 0.07%)	a	2.65%		02/04/19	11,000,000	11,000,015
TORONTO-DOMINION BANK/THE
(3 mo. USD-LIBOR + 0.18%)	b	3.00%	03/25/19	09/24/19	11,000,000	10,998,779
UBS AG (LONDON BRANCH)
(1 mo. USD-LIBOR + 0.30%)	b	2.65%	01/02/19	02/01/19	7,000,000	7,002,002
						65,002,767
Certificates of Deposit 14.9%
BANK OF MONTREAL (CHICAGO BRANCH)
(1 mo. USD-LIBOR + 0.17%)		2.68%		01/25/19	23,300,000	23,303,239
BANK OF NOVA SCOTIA (HOUSTON BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/21/19	35,000,000	34,997,914
(3 mo. USD-LIBOR + 0.08%)		2.49%	01/07/19	04/05/19	11,000,000	10,999,295
(3 mo. USD-LIBOR + 0.08%)		2.48%	01/02/19	07/02/19	3,500,000	3,499,052
(3 mo. USD-LIBOR + 0.16%)		2.94%	03/12/19	09/12/19	4,000,000	4,000,388
13
Schwab Variable Share Price Money Fund  |  Annual Report
See financial notes

Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.20%)		2.74%	02/01/19	05/01/19	21,000,000	21,006,701
(1 mo. USD-LIBOR + 0.36%)		2.88%	01/30/19	09/30/19	5,000,000	5,001,863
COOPERATIEVE RABOBANK UA (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.13%)		2.57%	01/14/19	02/14/19	23,000,000	23,002,392
(1 mo. USD-LIBOR + 0.13%)		2.51%	01/07/19	03/06/19	7,000,000	7,000,462
(1 mo. USD-LIBOR + 0.17%)		2.63%	01/15/19	05/15/19	1,000,000	999,680
CREDIT SUISSE AG (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.17%)		2.56%	01/09/19	04/09/19	19,000,000	19,000,245
(3 mo. USD-LIBOR + 0.15%)		2.95%	03/19/19	06/19/19	3,000,000	3,000,193
HSBC BANK USA NA (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.50%	01/02/19	04/02/19	23,700,000	23,697,633
MITSUBISHI UFJ TRUST AND BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.21%)		2.71%		01/24/19	9,000,000	9,001,449
MUFG BANK LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.30%)		2.80%	01/23/19	05/23/19	15,000,000	15,002,400
NATIONAL AUSTRALIA BANK LTD (LONDON BRANCH)
(1 mo. USD-LIBOR + 0.29%)		2.76%	01/22/19	05/20/19	10,500,000	10,501,207
NORDEA BANK ABP (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.12%)		2.58%	01/15/19	02/15/19	32,000,000	32,003,040
OVERSEA CHINESE BANKING CORPORATION LTD (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.53%	01/07/19	03/06/19	5,000,000	5,000,510
ROYAL BANK OF CANADA (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.08%)		2.87%		03/15/19	16,000,000	16,000,976
(3 mo. USD-LIBOR + 0.08%)		2.53%	01/17/19	04/17/19	30,000,000	29,998,602
(3 mo. USD-LIBOR + 0.15%)		2.79%	02/20/19	05/20/19	1,000,000	1,000,202
(3 mo. USD-LIBOR + 0.13%)		2.84%	02/28/19	05/28/19	6,000,000	6,000,566
SUMITOMO MITSUI BANKING CORP (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.05%)		2.47%		01/11/19	4,500,000	4,499,967
(1 mo. USD-LIBOR + 0.28%)		2.63%	01/03/19	05/03/19	9,000,000	9,000,447
SUMITOMO MITSUI TRUST BANK LTD (NEW YORK BRANCH)
(3 mo. USD-LIBOR + 0.37%)		2.82%		01/17/19	25,000,000	25,002,476
SVENSKA HANDELSBANKEN AB (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.15%)		2.58%	01/14/19	03/13/19	23,000,000	23,001,656
(1 mo. USD-LIBOR + 0.17%)		2.65%	01/22/19	05/21/19	1,000,000	999,645
(3 mo. USD-LIBOR + 0.07%)		2.88%	03/28/19	06/28/19	6,000,000	5,998,405
SWEDBANK (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.16%)		2.67%		01/28/19	1,000,000	1,000,142
TORONTO-DOMINION BANK (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/19/19	22,000,000	22,002,618
(1 mo. USD-LIBOR + 0.14%)		2.61%	01/22/19	02/20/19	3,000,000	3,000,357
(1 mo. USD-LIBOR + 0.15%)		2.62%	01/22/19	03/19/19	7,000,000	7,000,378
(1 mo. USD-LIBOR + 0.30%)		2.80%	01/22/19	07/22/19	7,000,000	7,000,188
(3 mo. USD-LIBOR + 0.17%)		2.91%	03/04/19	09/03/19	15,000,000	15,001,384
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Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
US BANK NATIONAL ASSOCIATION
(1 mo. USD-LIBOR + 0.15%)		2.58%	01/14/19	05/13/19	16,000,000	15,993,856
WELLS FARGO BANK NA
(1 mo. USD-LIBOR + 0.18%)		2.68%	01/23/19	02/04/19	15,000,000	15,002,625
(3 mo. USD-LIBOR + 0.10%)		2.87%		03/07/19	5,000,000	5,000,599
(3 mo. USD-LIBOR + 0.07%)		2.51%	01/16/19	04/16/19	50,000,000	49,992,022
(1 mo. USD-LIBOR + 0.30%)		2.82%	01/29/19	06/03/19	17,000,000	17,000,358
(1 mo. USD-LIBOR + 0.23%)		2.69%	01/16/19	07/16/19	10,000,000	9,996,539
(3 mo. USD-LIBOR + 0.19%)		2.81%	01/14/19	08/13/19	5,000,000	5,000,481
WESTPAC BANKING CORPORATION (NEW YORK BRANCH)
(1 mo. USD-LIBOR + 0.27%)		2.74%	01/22/19	05/20/19	20,000,000	20,000,200
						565,512,352
Variable Rate Demand Notes 0.5%
BRECKENRIDGE TERRACE, LLC
HOUSING FACILITIES REVENUE NOTES SERIES 1999B (LOC: BANK OF AMERICA NA)	c	2.60%		01/07/19	1,000,000	1,000,000
CELLMARK, INC
TAXABLE NOTES SERIES 2018A (LOC: SWEDBANK AB)	c	2.51%		01/07/19	2,000,000	2,000,000
GFRE HOLDINGS, LLC
VARIABLE RATE DEMAND NOTES SERIES 2009A (LOC: FEDERAL HOME LOAN BANKS)	c	2.47%		01/07/19	2,610,000	2,610,000
HOWARD UNIV
TAXABLE BONDS SERIES 2016 (LOC: BARCLAYS BANK PLC)	c	2.45%		01/07/19	2,845,000	2,845,000
NEW YORK STATE HFA
TAXABLE HOUSING RB (555 10TH AVE) SERIES 2015B (LOC: LANDESBANK HESSEN THUERINGEN GIROZENTRALE)	c	2.48%		01/07/19	5,000,000	5,000,000
SAN FRANCISCO
TAXABLE M/F HOUSING RB (1601 MARIPOSA APTS) SERIES 2017B (LOC: BANK OF AMERICA NA)	c	2.45%		01/07/19	5,000,000	5,000,000
						18,455,000
Other Instrument 0.3%
BANK OF AMERICA NA
(1 mo. USD-LIBOR + 0.20%)		2.55%	01/02/19	05/01/19	10,000,000	10,000,163
Non-Financial Company Commercial Paper 1.8%
TOYOTA CREDIT CANADA INC
(3 mo. USD-LIBOR + 0.03%)		2.62%		02/07/19	3,000,000	2,999,978
TOYOTA FINANCE AUSTRALIA LTD
(3 mo. USD-LIBOR + 0.08%)		2.73%		02/15/19	15,000,000	15,000,783
(3 mo. USD-LIBOR + 0.09%)		2.91%		03/22/19	10,000,000	10,000,929
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Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Face Amount ($)	Value ($)
TOYOTA MOTOR CREDIT CORP
(SOFR + 0.25%)		2.71%	01/02/19	01/17/19	2,500,000	2,500,112
(3 mo. USD-LIBOR + 0.08%)		2.51%	01/14/19	04/05/19	35,000,000	35,001,306
(1 mo. USD-LIBOR + 0.16%)		2.51%	01/03/19	06/27/19	5,000,000	4,996,495
						70,499,603
Total Variable-Rate Obligations
(Cost $804,466,776)						804,469,755
Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Repurchase Agreements 31.5% of net assets
U.S. Government Agency Repurchase Agreements* 24.9%
BANK OF NOVA SCOTIA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $386,393,889, 2.50% - 6.50%, due 12/01/23 - 12/01/48)		2.92%		01/02/19	375,139,698	375,078,852
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $3,090,508, 5.00%, due 05/01/48)		2.96%		01/02/19	3,000,493	3,000,000
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $17,518,410, 4.50%, due 09/01/48)		2.47%		01/04/19	17,008,165	16,999,928
BMO CAPITAL MARKETS CORP
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $6,180,996, 2.08% - 4.11%, due 10/01/25 - 12/01/48)		2.90%		01/02/19	6,000,967	6,000,000
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $31,105,538, 1.63% - 5.00%, due 12/31/19 - 10/20/48)		3.00%		01/02/19	30,005,000	30,000,000
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $24,720,000, 4.00%, due 10/01/47)		3.00%		01/02/19	24,004,000	24,000,000
MIZUHO SECURITIES USA LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $18,360,013, 1.75%, due 04/30/22)		2.98%		01/02/19	18,002,980	18,000,000
RBC DOMINION SECURITIES INC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury and U.S. Government Agency Securities valued at $193,341,213, 0.13% - 5.50%, due 04/15/19 - 10/20/48)		2.97%		01/02/19	188,031,020	188,000,000
ROYAL BANK OF CANADA
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $127,741,287, 2.62% - 6.28%, due 11/01/25 - 06/01/51)		3.00%		01/02/19	124,020,667	124,000,000
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Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by U.S. Government Agency Securities valued at $32,975,830, 2.62% - 6.96%, due 02/01/33 - 11/25/48)		2.47%		01/04/19	32,015,369	31,999,807
Issued 12/18/18, repurchase date 01/17/19 (Collateralized by U.S. Government Agency Securities valued at $6,192,618, 2.62% - 5.00%, due 02/01/33 - 06/01/51)		2.45%		01/07/19	6,008,167	5,999,859
Issued 12/19/18, repurchase date 01/09/19 (Collateralized by U.S. Government Agency Securities valued at $9,283,249, 5.00%, due 11/20/48 - 01/01/49)		2.45%		01/07/19	9,011,638	8,999,882
Issued 12/26/18, repurchase date 01/25/19 (Collateralized by U.S. Government Agency Securities valued at $17,545,750, 2.35% - 5.00%, due 11/01/40 - 06/01/51)		2.45%		01/07/19	17,013,883	16,999,662
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Government Agency Securities valued at $98,816,467, 3.50%, due 12/01/47)		3.00%		01/02/19	95,015,833	95,000,000
						944,077,990
U.S. Treasury Repurchase Agreement 0.4%
BARCLAYS BANK PLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by U.S. Treasury Securities valued at $14,282,361, 0.00% - 6.00%, due 02/12/19 - 02/15/45)		2.95%		01/02/19	14,002,294	14,000,000
Other Repurchase Agreements** 6.2%
BNP PARIBAS SA
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $10,355,434, 0.00% - 12.00%, due 12/15/20 - 01/28/70)		2.70%		01/07/19	9,004,725	9,000,000
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $37,689,462, 2.72% - 8.60%, due 01/20/22 - 11/15/48)		2.70%		01/07/19	34,017,850	34,000,000
Issued 11/20/18, repurchase date 02/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $23,152,325, 0.00% - 7.29%, due 03/01/24 - 09/20/48)		2.62%		02/04/19	20,110,622	19,990,048
Issued 12/18/18, repurchase date 03/18/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $13,366,578, 4.25% - 6.61%, due 01/15/20 - 12/15/55)		2.73%		02/04/19	12,043,680	12,001,112
JP MORGAN SECURITIES LLC
Issued 11/27/18, repurchase date 05/28/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $26,528,189, 3.03% - 6.06%, due 07/25/29 - 09/25/44)		3.13%		04/01/19	23,249,965	22,991,649
Issued 12/27/18, repurchase date 06/25/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $37,963,493, 3.51% - 4.77%, due 12/11/40 - 03/25/58)		3.20%		04/01/19	33,278,667	32,990,341
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Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

Issuer	Footnotes	Rate	Effective Maturity	Maturity Date	Maturity Amount ($)	Value ($)
MERRILL LYNCH PIERCE FENNER & SMITH INC
Issued 12/19/18, repurchase date 03/19/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $29,900,000, 6.00% - 6.50%, due 02/27/37 - 07/27/37)		2.81%		02/04/19	26,095,384	25,991,560
RBC CAPITAL MARKETS LLC
Issued 12/28/18, repurchase date 01/04/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $18,909,219, 1.65% - 8.05%, due 08/15/19 - 08/15/48)		2.50%		01/04/19	18,008,750	17,999,774
WELLS FARGO SECURITIES LLC
Issued 12/31/18, repurchase date 01/02/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $6,301,560, 2.10% - 4.50%, due 01/18/19 - 03/16/46)		2.49%		01/02/19	6,000,830	6,000,000
Issued 12/27/18, repurchase date 01/03/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $9,455,536, 3.22%, due 01/14/19)		2.55%		01/03/19	9,004,463	8,999,964
Issued 12/31/18, repurchase date 01/07/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $6,303,218, 2.50% - 3.30%, due 05/22/22 - 06/01/25)		2.55%		01/07/19	6,002,975	6,000,000
Issued 10/10/18, repurchase date 04/08/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $17,508,751, 3.25% - 5.06%, due 10/15/24 - 01/22/35)		3.00%		04/05/19	15,221,250	14,992,606
Issued 10/25/18, repurchase date 04/23/19 (Collateralized by common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations valued at $29,191,313, 0.00% - 5.69%, due 12/21/20 - 12/25/58)		3.07%		04/05/19	25,345,375	24,990,122
						235,947,176
Total Repurchase Agreements
(Cost $1,194,078,852)						1,194,025,166
a	Credit-enhanced or liquidity-enhanced.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $956,623,534 or 25.2% of net assets.
c	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
*	Collateralized via U.S. Government Agency Securities or less frequently by higher rated U.S. Treasury Securities.
**	Collateralized via common stocks, ETFs, corporate bonds, ABS, or non-agency collateralized mortgage obligations or less frequently by higher rated U.S. Government Agency Securities and/ or U.S. Treasury Securities.

ABS —	Asset-backed securities
ETF —	Exchange-traded fund
HFA —	Housing finance agency/authority
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LOC —	Letter of credit
M/F —	Multi-family
RB —	Revenue bond
SIFMA —	Securities Industry and Financial Markets Association
SOFR —	Secured Overnight Financing Rate is published daily by the Federal Reserve Bank of New York and is based on the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
VRDN —	Variable rate demand note

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Schwab Variable Share Price Money Fund
Portfolio Holdings as of December 31, 2018 (continued)

At December 31, 2018, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the Portfolio Holdings. (See financial note 2(a) for additional information)
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Schwab Variable Share Price Money Fund
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $2,585,583,332)		$2,585,411,722
Repurchase agreements, at value (cost $1,194,078,852)		1,194,025,166
Receivables:
Fund shares sold		40,744,126
Interest		5,913,618
Prepaid expenses	+	71,472
Total assets		3,826,166,104
Liabilities
Payables:
Investment adviser and administrator fees		533,583
Independent trustees’ fees		50
Fund shares redeemed		26,906,937
Distributions to shareholders		2,385,599
Accrued expenses	+	175,225
Total liabilities		30,001,394
Net Assets
Total assets		3,826,166,104
Total liabilities	–	30,001,394
Net assets		$3,796,164,710
Net Assets by Source
Capital received from investors		3,796,394,252
Total distributable loss[1]		(229,542)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Ultra Shares	$3,796,164,710		3,795,445,505		$1.0002

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 7 for additional information).
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Schwab Variable Share Price Money Fund
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Interest		$57,461,296
Expenses
Investment adviser and administrator fees		8,687,687
Registration fees		153,528
Portfolio accounting fees		119,230
Custodian fees		96,135
Professional fees		48,355
Independent trustees’ fees		35,122
Shareholder reports		23,644
Transfer agent fees		22,508
Other expenses	+	26,547
Total expenses		9,212,756
Expense reduction by CSIM and its affiliates	–	4,233,055
Net expenses	–	4,979,701
Net investment income		52,481,595
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(4,246)
Net change in unrealized appreciation (depreciation) on investments	+	(88,643)
Net realized and unrealized losses		(92,889)
Increase in net assets resulting from operations		$52,388,706
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Schwab Variable Share Price Money Fund
Statement of Changes in Net Assets

For the current and prior report periods.
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$52,481,595	$9,568,442
Net realized gains or losses		(4,246)	272
Net change in unrealized depreciation	+	(88,643)	(232,672)
Increase in net assets from operations		52,388,706	9,336,042
Distributions to shareholders1
Ultra Shares		(52,481,796)	(9,568,442)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Ultra Shares		6,879,420,687	$6,881,067,661	1,849,918,713	$1,850,444,766
Shares Reinvested
Ultra Shares		39,481,842	39,491,455	7,243,477	7,245,420
Shares Redeemed
Ultra Shares	+	(4,450,221,117)	(4,451,241,958)	(1,108,286,467)	(1,108,595,669)
Net transactions in fund shares		2,468,681,412	$2,469,317,158	748,875,723	$749,094,517
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,326,764,093	$1,326,940,642	577,888,370	$578,078,525
Total increase	+	2,468,681,412	2,469,224,068	748,875,723	748,862,117
End of period[2]		3,795,445,505	$3,796,164,710	1,326,764,093	$1,326,940,642
[1]	For the period ended December 31, 2017, the Ultra Share class of the fund distributed to shareholders $9,568,442 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 7 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $201 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
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Schwab Variable Share Price Money Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Variable Share Price Money Fund is a series of The Charles Schwab Family of Funds (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
THE CHARLES SCHWAB FAMILY OF FUNDS (ORGANIZED OCTOBER 20, 1989)
Schwab Government Money Fund	Schwab Variable Share Price Money Fund
Schwab U.S. Treasury Money Fund	Schwab Retirement Government Money Fund
Schwab Treasury Obligations Money Fund	Schwab Municipal Money Fund
Schwab Cash Reserves	Schwab AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund®	Schwab California Municipal Money Fund
Schwab Retirement Advantage Money Fund®	Schwab New York Municipal Money Fund
Schwab Investor Money Fund®
Schwab Variable Share Price Money Fund currently offers one class of shares, Ultra Shares. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the fund adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Short-term investments: Money market investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, discounted cash flow models or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable investments, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these
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Schwab Variable Share Price Money Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As disclosed in the Portfolio Holdings, as of December 31, 2018, all of the fund’s investments were classified as Level 2.
(b) Accounting Policies for certain Portfolio Investments (if held):
Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (the counterparty), usually a financial institution, with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash and/or U.S. government securities, fixed income securities, equity securities or other types of securities. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities, such as debt securities, equity securities and high yield securities that are rated below investment grade. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed or limited and the value of the collateral may decline. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
As of December 31, 2018, the fund had investments in repurchase agreements with a gross value of $1,194,025,166 as disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities. The value of the related collateral disclosed in the Portfolio Holdings exceeded the value of the repurchase agreements at period end.
Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If the fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investment Risk. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. The fund is currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.
Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high-yield securities that are rated below investment grade (Alternative Collateral). High-yield securities that are used as Alternative Collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that the fund will be unable to recover fully in the event of a counterparty’s default.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.
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Financial Notes (continued)

3. Risk Factors (continued):
Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.
Credit and Liquidity Enhancements Risk. The fund may invest in securities with credit or liquidity enhancements provided by a bank or other financial institution, and the existence and nature of such enhancements may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for a purchaser, such as the fund. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of the fund’s holdings. For example, a rating agency downgrade of a credit or liquidity enhancement provider may adversely affect the value of securities held by the fund. Any decline in the value of the securities held by the fund could cause the fund’s share price or yield to fall. To the extent that a portion of the fund’s underlying investments are enhanced by the same bank or financial institution, these risks may be increased.
Foreign Investment Risk. Although the fund may invest only in U.S. dollar-denominated securities, the fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.
Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could cause the fund to be unable to pay redemption proceeds within a short period of time.
Variable NAV Risk. The fund does not maintain a stable NAV per share. The value of the fund’s shares will be calculated to four decimal places and will fluctuate with changes in the values of the fund’s portfolio securities. You could lose money by investing in the fund.
Money Market Fund Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
Average Daily Net Assets
First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%
For the period ended December 31, 2018, the aggregate advisory fee paid to CSIM by the fund was 0.33%, as a percentage of the fund’s average daily net assets.
Contractual Expense Limitation
CSIM and its affiliates have made an additional agreement with the Schwab Variable Share Price Money Fund — Ultra Shares which may only be amended or terminated with the approval of the Board, to limit the total annual class operating expenses charged, excluding interest, taxes, and certain non-routine expenses (expense limitation) to 0.19%.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of December 31, 2018:
Underlying Fund
Schwab Balanced Fund	0.3%
Schwab MarketTrack Balanced Portfolio	0.6%
Schwab MarketTrack Conservative Portfolio	0.3%
Schwab MarketTrack Growth Portfolio	0.9%
Schwab Monthly Income Fund — Enhanced Payout	0.0%*
Schwab Monthly Income Fund — Maximum Payout	0.0%*
Schwab Monthly Income Fund — Moderate Payout	0.0%*
Schwab Target 2010 Fund	0.1%
Schwab Target 2015 Fund	0.1%
Schwab Target 2020 Fund	0.7%
Schwab Target 2025 Fund	0.4%
Schwab Target 2030 Fund	0.6%
Schwab Target 2035 Fund	0.2%
Schwab Target 2040 Fund	0.4%
Schwab Target 2045 Fund	0.1%
Schwab Target 2050 Fund	0.1%
Schwab Target 2055 Fund	0.0%*
Schwab Target 2060 Fund	0.0%*
Schwab Target 2010 Index Fund	0.0%*
Schwab Target 2015 Index Fund	0.1%
Schwab Target 2020 Index Fund	0.1%
Schwab Target 2025 Index Fund	0.1%
Schwab Target 2030 Index Fund	0.1%
Schwab Target 2035 Index Fund	0.0%*
Schwab Target 2040 Index Fund	0.0%*
Schwab Target 2045 Index Fund	0.0%*
Schwab Target 2050 Index Fund	0.0%*
Schwab VIT Balanced Portfolio	0.2%
Schwab VIT Balanced with Growth Portfolio	0.1%
Schwab VIT Growth Portfolio	0.1%
*	Less than 0.05%
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2018, the fund’s total aggregate security transactions with other funds in the Fund Complex was $8,657,441 and includes realized gains (losses) of $0.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:
As of December 31, 2018, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$3,779,662,184
Gross unrealized appreciation	$64,176
Gross unrealized depreciation	(289,472)
Net unrealized appreciation (depreciation)	($225,296)
As of December 31, 2018, the fund had no undistributed earnings on a tax basis.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the fund had capital loss carryforwards of $4,246 with no expiration available to offset future net capital gains.
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Financial Notes (continued)

7. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$52,481,796
Prior period distributions
Ordinary income	$9,568,442
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

8. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Variable Share Price Money Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Charles Schwab Family of Funds and Shareholders of Schwab Variable Share Price Money Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Variable Share Price Money Fund (one of the funds constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

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Schwab Variable Share Price Money Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None
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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
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Schwab Variable Share Price Money Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
asset-backed commercial paper  A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies. Asset-backed commercial paper is subject to credit risk.
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
collateralized mortgage obligation (CMO)  A type of security that is collateralized by pools of mortgages backed by government agencies or private issuers (non-agency). The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests, known as tranches. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.
commercial paper  Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.
corporate note  An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.
credit ratings  Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., Moody’s Investor Service, and DBRS, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s, Fitch, and DBRS; and Aaa, Aa, A and Baa for Moody’s.
credit risk  The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.
dollar-weighted average maturity  See weighted average maturity.
effective yield  A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.
exchange-traded fund (ETF)  An investment fund that tracks an index, a commodity or a basket of assets, and trades on an exchange.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
illiquid securities  Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.
interest  Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.
liquidity-enhanced security  The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.
maturity  The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.
municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value per share (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Certain money funds seek to maintain a steady NAV of $1.00.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
repurchase agreement  (also known as a “repo”) The sale of a security combined with a simultaneous agreement to repurchase it at a predetermined date and price.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

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variable rate demand obligations (VRDOs)  Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.
weighted average maturity (WAM)  For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Variable Share Price Money Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR95515-02
00224346

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017
$503,557	$567,183	$0	$0	$36,555	$43,434	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018: $36,555	2017: $	43,434

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Charles Schwab Family of Funds

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	2/19/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	2/19/19

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	2/19/19